                                  PROSPECTUS
                                      FOR

                              THE EQUITY OPTIONS
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")
                                APRIL 30, 2007

MetLife issues the Equity Options as optional benefits to a fixed benefit life insurance policy (the "base policy"). We also offer other optional benefits as additions to the base policy. For ease of reference, we refer to the base policy and all of the optional benefits that are added to the base policy as the "Policy." The Equity Options allow you to experience the potential growth of the equity markets while maintaining your base policy. There are two different Equity Options, and you may elect to include either or both as optional benefits to your base policy:

..  EQUITY ADDITIONS (also known as Variable Additional Insurance)

..  EQUITY ENRICHER (also known as Variable Additional Benefits).

This prospectus provides you with important information about the Equity Options. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement (including all applicable optional benefits) that MetLife issues to you.

You allocate premium payments for the Equity Options to the available investment divisions of Metropolitan Life Separate Account UL ("Separate Account").

Each available investment division (sometimes referred to in this prospectus as "variable investment option") invests in a corresponding "Portfolio" of the Metropolitan Series Fund, Inc.:

   MetLife Stock Index Portfolio (Class A shares)
   FI Mid Cap Opportunities Portfolio* (Class A shares)
--------
*  This Portfolio is not available for Equity Additions.

A separate prospectus for Metropolitan Series Fund, Inc. ("Fund") is attached to this prospectus. It describes in greater detail an investment in the Portfolios listed above. Before purchasing an Equity Option, read the information in this prospectus and in the prospectus for the Fund. Keep these prospectuses for future reference.

This prospectus provides you with important information about the Equity Options. However, we will also issue you a Policy, which is a separate document from the prospectus. There may be differences between the description of the Policy (including the Equity Options) contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy (and the Equity Options rider attached to your Policy) for the provisions that apply in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. Interests in the Separate Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this prospectus or its supplements or in our authorized supplemental sales material. We do not guarantee how any of the Portfolios will perform.

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                 IN THIS
SUBJECT                                                                         PROSPECTUS
-------                                                                         ----------
Summary of Benefits and Risks..................................................      3
   Benefits of the Equity Options..............................................      3
   Risks of the Equity Options.................................................      4
   Risks of Investment in the Portfolios.......................................      5
Fee Tables.....................................................................      5
   Transaction Fees............................................................      5
   Periodic Charges Other Than Portfolio Operating Expenses....................      6
   Annual Portfolio Operating Expenses.........................................      7
MetLife........................................................................      7
Our Separate Account That Supports the Equity Options..........................      8
The Fund and its Portfolios....................................................      8
   Certain Payments to MetLife.................................................      9
   Management of the Portfolios................................................      9
   The Portfolio Share Classes That We Offer...................................     10
   Purchase and Redemption of the Portfolio Shares by Our Separate Account.....     10
   Voting Rights That You Will Have............................................     10
The Base Policy and its Benefit Options........................................     11
Purchasing Equity Options......................................................     12
Your Payment and Allocation of Equity Options Premiums.........................     13
   Paying Premiums.............................................................     13
   Maximum and Minimum Premium Payments........................................     14
   Allocating Equity Enricher Premium..........................................     15
Sending Communications and Payments To Us......................................     16
   Contacting Us...............................................................     16
   When Your Requests, Instructions and Notifications Become Effective.........     17
   Third Party Requests........................................................     17
Equity Options Insurance Proceeds Payable If the Insured Dies..................     18
   Equity Options Death Benefits...............................................     18
   Alternate Death Benefit That Automatically Applies in Some Cases............     19
   Conditional Guaranteed Minimum Death Benefit................................     19
Equity Options Cash Value......................................................     20
Surrenders and Partial Withdrawals From Equity Options.........................     20
Transferring Cash Value........................................................     21
Borrowing From Your Policy.....................................................     24
Equity Options Termination and Reinstatement...................................     26
Charges and Deductions You Pay for Equity Options..............................     26
   Deductions From Premiums--Equity Enricher Only..............................     26
   Charges Included in the Monthly Deduction...................................     27
   Charges and Expenses of the Separate Account and the Portfolios.............     28
   Variations in Charges.......................................................     28
Net Single Premium.............................................................     28
Federal Tax Matters............................................................     29
Rights We Reserve..............................................................     34
Other Policy Provisions........................................................     34
Sales and Administration of the Policies.......................................     36
   Distributing the Equity Options.............................................     36
   Commissions and Other Compensation..........................................     36
Legal Proceedings..............................................................     38
Restrictions on Financial Transactions.........................................     39
Independent Registered Public Accounting Firm..................................     39
Experts........................................................................     39
Illustration of Equity Options Benefits........................................     39
Financial Statements...........................................................     39
Appendix A: Illustrations of Death Benefits and Cash Values for Equity Enricher     40

SUMMARY OF BENEFITS AND RISKS

This summary describes important benefits and risks of the Equity Options. The sections of this prospectus following this summary discuss the Policy and the Equity Options in more detail.

BENEFITS OF THE EQUITY OPTIONS

DEATH BENEFIT. The Equity Options are designed to provide insurance protection. If the Equity Options are in force, and upon receipt of satisfactory proof of the death of the insured, we will pay insurance proceeds to the beneficiary of the Policy. Insurance proceeds generally equal the Equity Options cash value divided by an applicable "net single premium amount" that is specified in your rider.

PREMIUM FLEXIBILITY. The Equity Options allow some flexibility in making premium payments. For Equity Additions, you can make premium payments by allocating to Equity Additions any dividends or other credits we pay on the base policy or on certain other benefit options (known as credit options) that you may have elected under the base policy. For Equity Enricher, you can make planned and unplanned premium payments directly to Equity Enricher.

RIGHT TO EXAMINE THE POLICY. During the later of ten days following your receipt of the Policy (more in some states) or 45 days after you signed the application for the Policy, you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

INVESTMENT OPTIONS. For Equity Additions, your premium payments will be allocated to the MetLife Stock Index Portfolio. For Equity Enricher, you can allocate your net premiums and cash value among your choice of the MetLife Stock Index Portfolio and the FI Mid Cap Opportunities Portfolio. You may change your allocation of future premiums for Equity Enricher at any time.

SURRENDER AND PARTIAL WITHDRAWALS. You may surrender (turn in) the Equity Options for their cash value or take a partial withdrawal of their cash value at any time. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Options. Your cash value in an Equity Option reflects your Equity Option's premium payments, the charges we deduct from the Equity Options cash value, any investment experience you have in our Separate Account, as well as your transfer, loan and withdrawals activity. A surrender or partial withdrawal may have tax consequences.

TRANSFERS. You may transfer cash value from each Equity Option to pay base policy premiums, charges or loan interest. You may also transfer cash value to or from certain other benefit options to an Equity Option, subject to certain limits. Finally, you may make transfers between the two investment options available under the Equity Enricher subject to certain limits and restrictions, including restrictions on "market timing" transactions (see "Transferring Cash Value").

LOANS. You may borrow from the Policy, including the Equity Options. The maximum loan amount you may take is the Policy's loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We charge you an initial annual interest rate that we will tell you when you request the loan. The loan interest rate is set each year and we will mail you advance notices of any increases in the loan interest rate applicable to your loan. Loans may have tax consequences.

TAX ADVANTAGES. If you meet certain requirements, generally you will pay income taxes on the cash value you receive from your Equity Options (through withdrawals or surrenders) only to the extent that those amounts, together with dividends, other credits and distributions under your Policy exceed the cumulative premiums you have paid on your Policy. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of the Equity Options that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions for the Equity Options. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

RISKS OF THE EQUITY OPTIONS

INVESTMENT RISK. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your Equity Options cash value will decrease. Your Equity Options death benefit will also decrease unless the Conditional Guaranteed Minimum Death Benefit is in effect. In addition, we deduct Equity Options fees and charges from your Equity Options cash value, which can significantly reduce your Equity Options cash value. It is possible to lose your full investment in the Equity Options and they are not suitable as a short-term savings vehicle.

CERTAIN TAX RISKS. We believe that the Policy should be deemed a life insurance contract under Federal tax law. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, except with respect to the DWI option, you should not be deemed to be in receipt of any portion of your Policy's cash value (including any cash value in your Equity Options) until there is an actual distribution from the Policy (including those attributable to an Equity Option). Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

LOAN RISKS. A policy loan that affects the Equity Options, will affect the cash value of your Equity Options over time even if it is repaid. This is true because we move any amount of the loan that affects an Equity Option to the corresponding fixed benefit option under the base policy where it will earn a fixed return and will not participate in the investment experience of the investment divisions.

Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy, including any Equity Option, may terminate if your outstanding loan and accrued loan interest equals or exceeds the cash value of your Policy.

If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans from your Policy and partial withdrawals from your optional benefits exceed the premiums paid under your Policy. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

EQUITY OPTIONS CHARGE AND EXPENSE INCREASE. We have the right to increase certain Equity Options charges.

TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy or an Equity Option based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the Fund prospectus attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying and owning the Equity Options. In certain cases, we have the right to increase our charges for new Equity Options, as well as for Equity Options already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the next two tables below.

TRANSACTION FEES

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Equity Options.

                                                           MAXIMUM
                                                           AMOUNT
                             WHEN CHARGE IS CURRENT AMOUNT WE CAN
      CHARGE                 DEDUCTED       DEDUCTED       DEDUCT
      --------------------------------------------------------------------
      Sales Charge*          On payment of  2.00% of each  Same as Current
                             premium        premium paid   Amount
      --------------------------------------------------------------------
      State Tax Imposed on   On payment of  2.00% of each  Same as Current
      Premiums*              premium        premium paid   Amount
      --------------------------------------------------------------------
      Federal Tax Imposed on On payment of  1.00% of each  Same as Current
      Premiums*              premium        premium paid   Amount
      --------------------------------------------------------------------

--------
*These charges apply to Equity Enricher only.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Equity Options, not including fees and expenses for the Portfolios.

                      WHEN CHARGE IS          CURRENT AMOUNT       MAXIMUM AMOUNT
CHARGE                DEDUCTED                DEDUCTED             WE CAN DEDUCT
---------------------------------------------------------------------------------------
Cost of Insurance*    Monthly, on the
                      monthly deduction
                      date
FOR EQUITY ADDITIONS:
Lowest and Highest                            $.05 to $2.47 each   $.50 to $2.75 each
Charge Among All                              month per $1000 of   month per $1000 of
Possible Insureds                             Equity Additions     Equity Additions
                                              cash value           cash value
Charge for a male                             $.05 each month per  $.51 each month per
insured, age 35, in                           $1000 of Equity      $1000 of Equity
the preferred                                 Additions cash       Additions cash value
nonsmoker                                     value
underwriting class in
the first policy year
FOR EQUITY ENRICHER:
Lowest and Highest                            $.05 to $2.47 each   $.50 to $2.75 each
Charge Among All                              month per $1000 of   month per $1000 of
Possible Insureds                             Equity Enricher      Equity Enricher
                                              cash value           cash value
Charge for a male                             $.07 each month per  $.52 each month per
insured, age 35, in                           $1000 of Equity      $1000 of Equity
the preferred                                 Enricher cash value  Enricher cash value
nonsmoker
underwriting class in
the first policy year
---------------------------------------------------------------------------------------
Mortality and         Monthly, on the         Annual rate of .75%  Same As Current
Expense Risk and      monthly deduction       of the cash value in Rate
Administrative        date                    the Separate
Services Charge                               Account on each
                                              monthly
                                              anniversary**
---------------------------------------------------------------------------------------
Loan Interest Rate    Annually (or on loan    The greater of (a) a Same As Current
                      termination if earlier) then-current rate of Rate
                                              a specified average
                                              and (b) a rate equal
                                              to 1% per annum
                                              more than the
                                              assumed interest
                                              rate of the base
                                              fixed life insurance
                                              policy to which the
                                              Equity Option is
                                              attached***

--------
*The cost of insurance charge varies based on individual characteristics, including the insured's age, risk class and except for unisex policies, sex. The cost of insurance charges shown may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance or other charges that would apply for a particular insured by contacting your sales representative.
**The Mortality and Expense Risk and Administrative Service Charge is .50% for riders to base policies that have a face amount of $250,000 or greater.
***This is the maximum interest rate on your loan. We transfer an amount of cash value equal to your loan amount to hold as collateral into the corresponding fixed options of your Equity Options.
There it will have a guaranteed cash value and is eligible for dividends. Any such dividends would reduce the effective net cost of the loan.

ANNUAL PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns an Equity Option. The table shows the lowest and highest fees and expenses charged by the Portfolio(s) offered with Equity Additions and Equity Enricher for the fiscal year ended December 31, 2006, before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectus.

                                                                        LOWEST HIGHEST
--------------------------------------------------------------------------------------
EQUITY ADDITIONS
Gross Total Annual Portfolio Operating Expenses                          .30%   .30%
(expenses that are deducted from Portfolio assets, including management fees and other expenses)
--------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses                            .29%   .29%
(net of any contractual fee waivers and expense reimbursements)
--------------------------------------------------------------------------------------
EQUITY ENRICHER
Gross Total Annual Portfolio Operating Expenses                          .30%   .74%
(expenses that are deducted from Portfolio assets, including management fees and other expenses)
--------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses                            .29%   .74%
(net of any contractual fee waivers and expense reimbursements)
--------------------------------------------------------------------------------------

This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2006, as a percentage of the Portfolio's average daily net assets for the year.

                                         TOTAL
                                         GROSS    FEE WAIVERS   NET TOTAL
                    MANAGEMENT  OTHER    ANNUAL   AND EXPENSE     ANNUAL
       PORTFOLIO       FEES    EXPENSES EXPENSES REIMBURSEMENTS EXPENSES/1/
     ----------------------------------------------------------------------
     MetLife Stock
      Index            .25%      .05%     .30%        .01%         .29%/2/
     ----------------------------------------------------------------------
     FI Mid Cap
      Opportunities    .68%      .06%     .74%        .00%         .74%/3/
     ----------------------------------------------------------------------

--------
/1/ Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%. Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
/3/ Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year. This Portfolio is not available for Equity Additions.

THE FEE AND EXPENSE INFORMATION REGARDING THE PORTFOLIOS WAS PROVIDED BY THOSE PORTFOLIOS.

FOR INFORMATION CONCERNING THE COMPENSATION PAID FOR THE SALE OF THE POLICIES AND THE EQUITY OPTIONS, SEE "SALES AND ADMINISTRATION OF THE POLICIES."

METLIFE

MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. We are obligated to pay all benefits under the Policies and the Equity Options.

OUR SEPARATE ACCOUNT THAT SUPPORTS THE EQUITY OPTIONS

THE SEPARATE ACCOUNT

The Separate Account receives premium payments from the Equity Options and other variable life insurance products that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance products whose premiums the Separate Account receives.

THE INVESTMENT DIVISIONS

[SIDEBAR: EACH AVAILABLE INVESTMENT DIVISION INVESTS IN A CORRESPONDING PORTFOLIO OF THE FUND.]
The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of the Fund. Currently, only the MetLife Stock Index investment division is available for use with the Equity Additions. The MetLife Stock Index and FI Mid Cap Opportunities investment divisions are available for use with the Equity Enricher. Amounts you allocate to an investment division receive the investment experience of the investment division, and you bear this investment risk.

SUBSTITUTION OF INVESTMENTS

If investment in the Portfolios or a particular Portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the Equity Options, or for any other reason in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to Equity Additions or Equity Enricher, or both, and may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close investment divisions to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

THE FUND AND ITS PORTFOLIOS

The Metropolitan Series Fund, Inc. (the "Fund") is a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund is divided into Portfolios, each of which represents a different class of stock in which a corresponding investment division of the Separate Account invests.

[SIDEBAR: YOU SHOULD CAREFULLY REVIEW THE INVESTMENT OBJECTIVES, PRACTICES AND RISKS OF EACH AVAILABLE PORTFOLIO, WHICH ARE DESCRIBED IN THE FUND PROSPECTUS ATTACHED TO THIS PROSPECTUS.]
You should read the Fund prospectus attached to this prospectus. It contains information about the Fund and the Portfolios, including the investment objectives, strategies, risks and sub-advisers associated with each Portfolio. It also contains information on the different separate accounts that invest in the Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts funding diverse types of insurance products all invest in the same Fund.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

We, and certain of our affiliated insurance companies, have joint ownership interests in MetLife Advisers, LLC, (the investment adviser of the Fund) which is formed as a limited liability company. Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if MetLife Advisers, LLC makes a profit with respect to the advisory fees it receives from a Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to MetLife Advisers, LLC. (See "Fee Tables - Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios to MetLife Advisers, LLC and the Statement of Additional Information for the Fund for information on the management fees paid by MetLife Advisers, LLC to sub-advisers.)

Additionally, MetLife Advisers, LLC or sub-adviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Equity Options and may pay us and/or certain affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Equity Options.

SELECTION OF PORTFOLIOS

We select the Portfolios offered through the Equity Options based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Equity Options cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Equity Options owners. In some cases, we have included Portfolios based on recommendations made by selling firms. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Equity Options resulting from the performance of the Portfolios you have chosen.

MANAGEMENT OF THE PORTFOLIOS

Our affiliate, MetLife Advisers, LLC is the investment adviser who is responsible for overall management of the Fund. MetLife Advisers has contracted with sub-advisers to make day-to-day investment decisions for the Portfolios. The sub-advisers and the investment objective of each Portfolio are as follows:

       PORTFOLIO
     CLASS A SHARES              SUB-ADVISER             INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------
MetLife Stock Index      MetLife Investment Advisors Seeks to equal the
Portfolio                Company, LLC/1/             performance of the Standard
                                                     & Poor's 500 Composite Stock
                                                     Price Index
---------------------------------------------------------------------------------
FI Mid Cap Opportunities Fidelity Management &       Seeks long-term growth of
Portfolio                Research Company            capital
---------------------------------------------------------------------------------

--------
/1/ Prior to May 1, 2007, Metropolitan Life Insurance Company was the sub-adviser for this Portfolio.

A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASS THAT WE OFFER

The Fund offers various classes of shares, each of which has a different level of expenses. The Fund prospectus may provide information for share classes or Portfolios that are not available through the Equity Options or through both Equity Options. When you consult the Fund prospectus, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Equity Option that you choose. Class A shares of the MetLife Stock Index Portfolio and of the FI Mid Cap Opportunities Portfolio are available through the Equity Enricher. Only Class A shares of the MetLife Stock Index Portfolio are available through the Equity Additions.

PURCHASE AND REDEMPTION OF THE PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (see "Sending Communications and Payments to Us--When Your Requests, Instructions and Notifications Become Effective"), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

.. The allocation of Equity Options premiums (less any applicable charges) to the Separate Account.

.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

..  Policy loans and loan repayments allocated to the Separate Account.

..  Transfers to or from the Separate Account from other parts of the Policy.

..  Withdrawals or surrenders taken from the Separate Account.

..  Transfers between the Equity Enricher's available investment options.

[SIDEBAR: YOU CAN GIVE US VOTING INSTRUCTIONS ON SHARES OF THE FUND PORTFOLIO THAT ARE ATTRIBUTABLE TO YOUR EQUITY OPTION.]

VOTING RIGHTS THAT YOU WILL HAVE

The Fund has shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Equity Options based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in the Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Equity Option owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. The effect of this proportional voting is that a small number of contact owners may control the outcome of the vote. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

THE BASE POLICY AND ITS BENEFIT OPTIONS

[SIDEBAR: THE POLICY INCLUDES THE BASE POLICY AND ITS BENEFIT OPTIONS.]
The base policy and all of its benefit options form the entire Policy. In this prospectus, we refer to each such portion of the Policy as a "part" of the Policy. The base policy provides a fixed amount of life insurance. Benefit options may be added to the base policy.

We offer other life insurance policies, including variable life insurance policies, that have different death benefits, policy features, Portfolio selections, and optional programs. However, these other policies also have different charges that would affect your performance and cash values. To obtain more information about these other policies, contact our Designated Office or your sales representative.

CREDIT OPTIONS

In this prospectus, we refer to some of the benefit options as "credit options." Credit options are methods under which credits (such as dividends) that become payable under your Policy, as well as any cash value that you transfer from another credit option that you have in effect, are applied to accumulate additional cash value and purchase additional death benefits. The amount of dividends or other credits on your Policy changes annually, is not guaranteed, and is based on a variety of factors. These factors may include the base policy face amount, the death benefit and credit class of the base policy, as well as the amount of our earnings. Any credits due from any part of the Policy are paid on the last day of a base policy year, as set forth in the benefit option. Credit options include:

.. EQUITY ADDITIONS: a benefit option described in this Prospectus where cash value varies based on the investment experience in one of our separate account investment divisions.

..  FIXED ADDITIONAL INSURANCE:  a benefit option that is similar to Equity
   Additions, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. DIVIDENDS WITH INTEREST ("DWI"): a benefit option where cash value accumulates with currently taxable interest that we declare periodically.

OTHER BENEFIT OPTIONS

Other benefit options which are NOT credit options include:

.. EQUITY ENRICHER: a benefit option described in this Prospectus where cash value varies based on the investment experience in one or both of the available separate account investment divisions.

.. ENRICHER: a paid-up additional insurance benefit option that is similar to Equity Enricher, except that it accumulates a guaranteed cash value that is eligible for a dividend.

.. FLEXIBLE ADDITIONAL INSURANCE RIDER ("FLAIR"): a benefit rider that provides additional fixed benefit insurance and has a fixed benefit term insurance element. This rider is no longer available for Policies issued after May 1, 2003.

Subject to certain limits and conditions, we guarantee the cash value in the base policy as well as all of the benefit options, other than the Equity Options. We make this guarantee because these parts of the Policy provide fixed benefits. Since these fixed benefits are not registered under the federal securities laws, this Prospectus contains only limited information about them. The Policy gives you more information on the operation of these fixed benefits.

PURCHASING EQUITY OPTIONS

[SIDEBAR: WE WILL ISSUE AN EQUITY OPTION TO YOU AS OWNER. YOU WILL HAVE ALL THE RIGHTS UNDER THE OPTION.]
If you want an Equity Option, you must complete an application. We will issue an Equity Option to you only if you are also the owner of the base policy. Your completed application must be received by the Designated Office. The Equity Options are available to base policies meeting the minimum face amount and eligibility requirements that we establish. You may not add the Equity Additions while any term insurance is in effect under FLAIR. Once FLAIR becomes fully funded, or you discontinue the term insurance provided by FLAIR, you may add the Equity Additions. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

The Date of Policy is usually the date the base policy application is approved. We use the Date of Policy to calculate base policy years and months.

The insured will be the same individual as the insured in the base policy. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured. The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy or the Equity Options until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.

For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy, which is set forth in the base policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full base policy years completed.

To elect the Equity Enricher you must complete the Equity Enricher application. You can elect the Equity Enricher ONLY at the time the base policy is issued. It is not available if the base policy is submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the base policy. We may require evidence of insurability in addition to that required in connection with the issuance of the base policy, at the time the base policy is issued and after issue if,

.. the amount of premiums you actually pay for the Equity Enricher during the first year is greater than the cumulative voluntary planned periodic premium payments indicated in the application; or

.. you exceed certain other premium limitations described below after the first year.

To elect the Equity Additions, you may complete the Equity Additions application EITHER at the same time as the application for the base policy or after the base policy has been issued. If you decide to add Equity Additions after you own the base policy, it may reduce the amount of premiums that you could pay to your Policy before it would become a modified endowment contract. If you contact us, we will tell you what these premium limits are. We will not require additional evidence of insurability for the Equity Additions, unless you desire to make a payment that is derived from another credit option that does not itself have a death benefit.

Insurance coverage under Equity Additions commences on its Investment Start Date (see "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications Become Effective"), assuming coverage under the base policy is then in effect. Insurance coverage under Equity Enricher commences at the later of delivery of the option to you and our Date of Receipt of your first premium payment for that option. For coverage under Equity Enricher to be effective, the insured's health must be the same as stated in your application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under an Equity Option begin, see "Charges Included in the Monthly Deduction."

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

YOUR PAYMENT AND ALLOCATION OF EQUITY OPTIONS PREMIUMS

The payments into the Equity Options won't guarantee that your Equity Option will have a death benefit. Rather, this depends on the Equity Option's cash value and the conditional guaranteed minimum death benefit.

PAYING PREMIUMS

To the extent discussed below under "Transferring Cash Value," you can move cash value into an Equity Option from a fixed option that corresponds to that Equity Option. Also, you can make premium payments:

..  For the EQUITY ADDITIONS:  through dividends or other credits on the Policy.
   Any request to designate the Equity Additions (or any other credit options) as the option for receiving credits under your Policy will take effect upon our Date of Receipt of your written request. Only one election may be made for any credit payment date and that election will apply to all credits payable under the Policy.

..  For the EQUITY ENRICHER:

.. through a voluntary planned periodic premium schedule. You choose the schedule on your Equity Enricher application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual;
   (c) periodic automatic pre-authorized transfers from your checking account ("pre-authorized checking arrangement"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned periodic premium schedule.

..  through unscheduled premium payments that you can make at any time.

We do not accept premiums made in cash or by money order.

We will hold a premium payment received before its scheduled payment date in a non-interest bearing holding account until the scheduled payment date, if necessary to prevent a Policy becoming a modified endowment contract. (See "Modified Endowment Contracts" under "Tax Matters" below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the scheduled payment date or applied on our Date of Receipt of your instructions to apply the money (unless the scheduled payment date has already passed).

MAXIMUM AND MINIMUM PREMIUM PAYMENTS

.. Total premium payments for the Enricher and the Equity Enricher may not exceed $2.5 million in the first base policy year and $500,000 in each year thereafter.

.. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement, and if possible we will tell you how to reverse the status.

..  The following additional limitations apply to your premiums under the EQUITY
   ENRICHER. When applying the limits, we aggregate payments to the Equity Enricher with payments to the Enricher:

  I. You may not make any premium payments:

     A. While we are considering your application for benefits on the base policy under a disability waiver of benefits option or an acceleration of death benefit option.

     B. If we are paying or in certain circumstances have finished paying benefits under one of the above options.

     C. If you have made no payments to the Equity Enricher during the first year after its issuance or for any two consecutive base policy years (unless, during any part of such period, your right to make payments was terminated for reasons described in A, or, unless you were taking withdrawals from the Equity Enricher to pay for a child's education and you provide us with proof of such payment that we find satisfactory).

     D. After the later of the base policy anniversary on which the insured is 65, or the tenth base policy anniversary. In no event will payments be accepted after the base policy anniversary on which the insured is age 86.

     In any of these cases, you may elect to receive the cash value, transfer the cash value to the Enricher, or leave the cash value in the Equity Enricher. If you leave the cash value in the Equity Enricher, it will remain subject to applicable fees and charges. If investment performance is not sufficient to offset the amount of these expenses, the death benefit may decline or terminate.

  II.Your voluntary planned periodic payments must be at least:

     A. $250 annually ($100 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

     B. $125 semi-annually ($50 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

     C. $25 for all monthly methods of payment ($10 for policies that are part of our Tower or Executive Series or where the insured was under 18 when the base policy was issued).

 III.Each unscheduled premium payment should be at least $250 ($100 for the Tower or Executive Series or where the insured was under age 18 when the base policy was issued).

  IV.During the first base policy year, we reserve the right to reject any amount that exceeds the cumulative amount of your first base policy year's voluntary planned periodic premiums.

  V. During the first base policy year, the maximum annual payment we permit is 15 times the nonsmoker standard annual premium (minus the base policy fee).

  VI.After the first base policy year, the maximum payment we permit is the greater of

     A. 3 times the base policy's nonsmoker standard annual premium (minus the base policy fee); or

     B. $5,000

 VII.We reserve the right to require evidence of insurability of premium payments that exceed both $25,000 and 2 times the greater of the total payments made in either of the prior two Policy years.

ALLOCATING EQUITY ENRICHER PREMIUMS
[SIDEBAR: NET PREMIUMS UNDER EQUITY ENRICHER ARE YOUR PREMIUM PAYMENTS MINUS THE CHARGES WE DEDUCT FROM THOSE PREMIUMS.]

You can instruct us to allocate your Equity Enricher premiums (after deduction of any charges) to either or both of the available separate account investment divisions on the Investment Start Date. The percentage of your allocation into each division must be at least 1% and must be a whole number. You can change this allocation (effective after the Investment Start Date) by giving us written notice at our Designated Office or in any other manner that we may permit.

FOR POLICIES ISSUED IN CALIFORNIA. We allocate your net premiums to the investment divisions of the Equity Enricher on the later of the date we receive the first premium payment allocated to the Equity Enricher and the date we receive the first full premium due for the base policy. If you are age 60 or older and you wish to receive a refund of your Equity Enricher premiums should you cancel the Policy during the Free Look Period, your Equity Enricher premiums will be allocated to the Enricher option where they will receive a fixed rate of interest. We will not automatically transfer your cash value or your future premiums from the Enricher to the investment divisions of the Equity Enricher once the Free Look period has ended. You must contact us to request a transfer to the Equity Enricher.

SENDING COMMUNICATIONS AND PAYMENTS TO US

CONTACTING US

[SIDEBAR: YOU CAN CONTACT US AT OUR DESIGNATED OFFICE.]
You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; taking a partial withdrawal; surrendering your Policy or an Equity Option; making transfer requests; changing the benefit option to which you want to allocate your Policy credits; or changing the allocation between investment divisions for future premium payments that you make to Equity Enricher. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

                    FUNCTION                   DESIGNATED OFFICE
        ---------------------------------------------------------------
        Premium Payments                 MetLife P.O. Box 371351
                                           Pittsburgh, PA 15250-7351
        ---------------------------------------------------------------
        Payment Inquiries                MetLife, P.O. Box 30375,
                                           Tampa, FL 33630-3074
        ---------------------------------------------------------------
        Surrenders, Withdrawals, Loans,  MetLife, P.O. Box 543,
          Investment Division Transfers,   Warwick, R.I. 02887-0543
          Premium Reallocation
        ---------------------------------------------------------------
        Death Claims                     MetLife, P.O. Box 353,
                                           Warwick, R.I. 02887-0353
        ---------------------------------------------------------------
        Beneficiary & Assignment         MetLife, P.O. Box 313,
                                           Warwick, R.I. 02887-0313
        ---------------------------------------------------------------
        "Free Look" Cancellation         MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                           Attn: Free Look
        ---------------------------------------------------------------
        Address Changes                  MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904
                                           Attn: Data Integrity
        ---------------------------------------------------------------
        Reinstatements                   MetLife, P.O. Box 30375,
                                           Tampa, FL 33630-3074
        ---------------------------------------------------------------

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of a Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading. Accordingly, if we receive your request, premium, or instructions after the close of regular trading on the New York Stock Exchange, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request, premium, or instructions by the close of regular trading on the New York Stock Exchange, even if due to our delay (such as a delay in answering your telephone call).

The initial effective time of your Equity Options' investment in the Separate Account is the Investment Start Date. The Investment Start Date is:

.. For EQUITY ADDITIONS, the credit payment date of the first base policy credit that is allocated to the option or, if sooner, the date of the first transfer of cash value to Equity Additions from the Fixed Additional Insurance Option.

.. For the EQUITY ENRICHER, the end of the first Valuation Date after the latest of:

..  The date we receive the first premium payment allocated to the Equity
   Enricher;

..  The 20th day following the Date of Policy indicated in the base policy; and

.. The 20th day following the date we receive the first full premium due for the base policy.

   Prior to the Investment Start Date, we will place in our general account any premium payments you make to the Equity Enricher. There it will earn a fixed rate of interest commencing with its date of receipt or, if later, the Date of Policy until the Investment Start Date.

FOR POLICIES ISSUED IN CALIFORNIA. The Investment Start Date for Equity Enricher is the end of the first Valuation Date after the later of:

..  the date we receive the first premium payment allocated to the Equity
   Enricher and

..  the date we receive the first full premium due for the base policy.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right to not process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

EQUITY OPTIONS INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

We will pay your beneficiary any insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death.

The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If you make no selection, we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. This account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in this account. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal the Equity Option's death benefit.

EQUITY OPTIONS DEATH BENEFITS

The Equity Options death benefit is:

..  the Equity Option's cash value (after we deduct the Mortality and Expense
   Risk and Administrative Services Charge and the Cost of Insurance Charge, pro rated for the appropriate period) at the end of the Valuation Period in which the insured dies; divided by

..  the net single premium for that day (see "Net Single Premium" below).

Any increase or decrease in the cash value of an Equity Option also will increase or decrease the Equity Option's death benefit that otherwise would apply. In such cases, the Equity Option's death benefit will change by a larger amount than does the cash value of an Equity Option.

FOR EXAMPLE: the Equity Additions net single premium is .30142 at the base policy anniversary nearest a male insured's 40/th/ birthday. If the insured died on that date and the Equity Additions cash value was then $5,000, the Equity Additions death benefit would be $16,588 (I.E., $5,000 divided by ..30142). But if the Equity Additions cash value had been only $4,000, the Equity Additions death benefit would have been only $13,271 (I.E., $4,000 divided by .30142); and if the Equity Additions cash value had been $6,000, the Equity Additions death benefit would have been $19,906 (I.E., $6,000 divided by ..30142).

Any increases in death benefit due to an increase in the Equity Additions cash value will be partially or wholly offset (and any decreases will be accentuated) by the fact that the net single premium increases the longer your Policy is outstanding.

FOR EXAMPLE: in the example set out above, the Equity Additions net single premium for a 40 year old male insured was .30142, which resulted in a $16,588 Equity Additions death benefit, assuming a $5,000 Equity Additions cash value. If that same insured had instead been age 45, the net single premium would have been .35291, which would have resulted in an Equity Additions death benefit of only $14,168 (assuming the same $5,000 Equity Additions cash value). On the other hand, if the same insured had been only age 35, the net single premium would have been only .25594, which would have resulted in an Equity Additions death benefit of $19,536 (again, assuming the same $5,000 Equity Additions cash value).

Therefore, in order for your Equity Option death benefit to increase or remain constant, your Equity Option cash value must increase enough to compensate for the effect of the increases in net single premium. If your Equity Option cash value declines to zero (due to adverse investment results, transfers out of the Equity Option, the charges we deduct, and/or insufficient premium payments), your Equity Option death benefit also will be zero.

The amount of the death benefit that exceeds the Equity Option's cash value is paid from the Company's general account. Death benefit amounts paid from the general account are subject to the claims paying ability of the Company.

ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In no event will the Policy death benefit be lower than the minimum amount required to maintain the Policy as life insurance under the federal income tax laws (which calculation shall exclude cash value provided under the DWI benefit option).

CONDITIONAL GUARANTEED MINIMUM DEATH BENEFIT

[SIDEBAR: EQUITY OPTIONS OFFERS A CONDITIONAL GUARANTEED MINIMUM DEATH BENEFIT.] We provide a conditional guaranteed minimum death benefit that will be in effect during the first 7 years of your base policy or another 7 year period beginning from any date your policy is "materially modified" (within the meaning of the tax law test discussed under "Federal Tax Matters-modified endowment contract status," below). During any such 7 year period, the conditional guaranteed minimum death benefit generally will equal the Equity Option's death benefit at the beginning of each such 7 year period. The guaranteed minimum death benefit ends:

..  if the Policy becomes a Modified Endowment Contract; or

.. for the Equity Additions, if you change your credit option to a different credit option for the next credit payment date.

The conditional guaranteed minimum death benefit is reduced for any:

..  loan;

..  withdrawal; or

..  cash value transfer from the Equity Option.

You should consult with your sales representative before taking any action listed above to find out whether (and by how much) the action will affect the conditional guaranteed minimum death benefit.

If your conditional guaranteed minimum death benefit is reduced or ends, your Policy may become a modified endowment contract.

EQUITY OPTIONS CASH VALUE

[SIDEBAR: EQUITY OPTIONS ARE DESIGNED TO ACCUMULATE CASH VALUE.]
Your Equity Option's cash value equals the Separate Account cash value. The Separate Account cash value is allocated to each applicable investment division. An Equity Option's cash value is calculated as follows:

.. On the Investment Start Date, we will allocate your Equity Option's cash value to each applicable investment division.

.. Thereafter, at the end of each Valuation Period the cash value in the investment division will equal:

..  The cash value in the investment division at the beginning of the Valuation
   Period; plus

.. All Equity Option premiums (less any applicable charges) and cash value transfers that are directed into the investment division during the Valuation Period; minus

.. All partial cash withdrawals, loan amounts and cash value transfers out of the investment division during the Valuation Period; minus

.. The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. We reserve the right to reduce the net investment return by a charge for taxes that may be imposed on us.

If your Equity Option has no cash value, we will not provide any insurance coverage under it, nor will we take a monthly deduction, until the Equity Option does have cash value.

SURRENDERS AND PARTIAL WITHDRAWALS FROM EQUITY OPTIONS

[SIDEBAR: YOU CAN SURRENDER YOUR EQUITY OPTION FOR ITS CASH VALUE.]
If you surrender (turn in) your Equity Option, you can choose to receive the option's cash value or have the proceeds transferred to any benefit option that is permitted to receive premiums at that time. In the event of such a transfer, any credit that might be payable on amounts in such option will be adjusted to reflect the timing of receipt of such transfer. We will deem your request for surrender of the base policy also to be a request for surrender of the Equity Option. You may receive the surrender proceeds in a single sum or under an income plan.

If you would like to make a partial withdrawal, you may direct from which Equity Option and/or investment division, where relevant, the amount will be taken. If you do not identify the part of your Policy from which you want your withdrawal to be taken, we will take it first from any available value in the parts of your policy other than the Equity Options. We will take from the

Equity Options only that portion of the withdrawal request that remains after all of such other available value has been withdrawn. If you have both the Equity Additions and Equity Enricher in effect, we will take any withdrawals from your Equity Options first from Equity Additions, unless you have instructed otherwise. If you have cash value in both of the variable investment options under Equity Enricher, we will take any withdrawals from your Equity Enricher proportionately based on the allocation on file at the time of your request is received, unless you have instructed otherwise.

If you request a partial withdrawal of an amount that exceeds the cash value in the chosen Equity Option or investment division, we will tell you and we will honor your request only if you ask for a smaller withdrawal or a different allocation.

Before surrendering your Equity Option or requesting a partial withdrawal you should consider the following:

.. At least some amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties. (See "Federal Tax Matters--Modified Endowment Contracts").

..  Your Policy could become a modified endowment contract.

..  For partial withdrawals, your death benefit will decrease.

.. In some cases you may be better off taking a Policy loan, rather than a withdrawal.

.. The conditional guaranteed minimum death benefit will be reduced by the same proportion as the withdrawal reduces the Equity Option's cash value.

TRANSFERRING CASH VALUE

[SIDEBAR: YOU MAY TRANSFER CASH VALUE AMONG THE ELIGIBLE PORTIONS OF YOUR POLICY AT ANY TIME.]
You may transfer cash value from an Equity Option to pay premiums, loan interest, or charges under the base policy. You can also make the following transfers:

..  For the EQUITY ADDITIONS, transfers can be made to or from the Fixed
   Additional Insurance credit option.

.. For the EQUITY ENRICHER, transfers can be made between the available investment divisions and/or between the Equity Enricher and the Enricher.

We will adjust any credit that would be due under a Policy part to reflect the timing and effect of any transfer. Any transfer will reduce the conditional guaranteed minimum death benefit if, and in the same proportion as, it reduces the Equity Options' cash value. There is no charge for cash value transfers.

If you would like to make a transfer, you must indicate which investment division, where relevant, and which Policy parts are involved in the transfer. Transfers among the investment divisions and transfers between an Equity Option and any other Policy part are not currently taxable transactions.

Frequent requests from Equity Options owners to transfer Equity Options cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading").

Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Equity Options owners and other persons who may have an interest in the Policies (E.G., beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios and we monitor transfer activity in those Portfolios (the "Monitored Portfolios"). Currently, there are no Monitored Portfolios available for the Equity Options. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap and high-yield Portfolios, in a 12-month period there were; (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate any other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Equity Options owners or other persons who have an interest in the Policies, we require all future transfer requests, to and from a Monitored Portfolio or other identified Portfolios, under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to market timing, or the determination at the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Equity Options owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Equity Options owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy owners who violate the frequent trading policies established by the Portfolio.

In addition, Equity Options owners and other persons with interests in the Policies should be aware that the redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance policies and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Equity Options owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from contract owners engaged in disruptive trading activities, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Equity Options owner). You should read the Portfolio prospectuses for more details.

AUTOMATED TRANSFERS

We may in the future allow you to make automatic transfers of Equity Option cash values to pay the base policy premiums. If we do, we will set forth the terms and conditions in the forms we provide to you to establish the automatic transfers.

TRANSFERS BY TELEPHONE

Subject to our market timing procedures, we may, if permitted by state law, allow you to make transfer requests and changes to allocations of Equity Enricher premiums by phone. We generally allow you to authorize your sales representative to make such requests. The following procedures apply:

.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data. Any telephone instructions that we reasonably believe to be genuine are your responsibility, including losses arising from such instructions. Because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

..  All telephone calls will be recorded.

..  You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.

Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your sales representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

BORROWING FROM YOUR POLICY

[SIDEBAR: YOU CAN BORROW FROM US AND USE YOUR POLICY AS SECURITY FOR THE LOAN.] You may obtain a loan from us whenever your Policy has a loan value. The loan value equals the Policy cash value less the anticipated loan interest for the remainder of that base policy year. We will take the loan from available cash value in accordance with our administrative procedures that are in effect at the time you take the loan.

As of the Date of Receipt, for any loan request that affects an Equity Option, we will:

.. Remove an amount equal to the loan from your Equity Option . We will place an equal amount in the Fixed Additional Insurance option (if the loan is from Equity Additions) or in the Enricher (if the loan is from the Equity Enricher), where it will accumulate in accordance with the terms of whichever of those options we have placed it in.

.. Charge you interest, which will accrue daily. We will tell you the initial interest rate that applies to your loan and mail you advance notices of any increases applicable to existing loans. Your interest payments are due at the end of each Policy year. If you don't pay the interest, we will treat it as a new Policy loan, which will be taken from available cash value in accordance with our administrative procedures that are in effect at the time. The interest rate charged for a base policy year will never be more than the maximum allowed by law and will generally be the greater of:

.. the published monthly average for the calendar month ending two months before the start of such year; or

.. the rate used to calculate the guaranteed cash value of the base policy and its riders for the base policy year plus 1%.

The published monthly average means (a) Moody's Corporate Bond Yield Average Monthly Average Corporates, as published by Moody's Investors Service, Inc., or any successor service; or (b) If the Moody's average is not published, a substantially similar average established by regulation issued by the insurance supervisory official of the state in which the base policy is delivered.

Repaying your loans (plus accrued interest) is done by sending in payments of at least $50. Such repayments will reduce your loan balance. You may then transfer such repaid amount to your Equity Option at any time.

Before taking a Policy loan, you should consider the following:

..  Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.

.. If you surrender your Policy or if we terminate your Policy, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.

.. A Policy loan increases the chances of our terminating your Policy due to insufficient cash value.

.. An Equity Option's conditional guaranteed minimum death benefit will be reduced by the same proportion as the loan reduces the Equity Option's cash value.

.. Your Policy's death benefit will be reduced by any unpaid loan (plus any accrued and unpaid interest).

.. The amount taken from your Equity Options' cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, a loan can permanently affect the death benefit and cash value of the Equity Options, even if they are repaid.

.. Under some circumstances, the existence of a Policy loan can limit the amount of your Equity Option's cash value that is permitted to be surrendered or withdrawn.

EQUITY OPTIONS TERMINATION AND REINSTATEMENT

TERMINATION

We will terminate Equity Options if you are not making sufficient premium payments under the base policy or if you reduce your base policy face amount of insurance below $50,000 ($100,000 for policies issued prior to July 1, 1997). We will terminate your base policy if we do not receive sufficient premium payments (or sufficient loan repayments so that the loan portion does not exceed the cash value of the Policy) by the end of a 31 day grace period. If the insured dies during the grace period, the insurance proceeds will still be payable, but we will deduct any due and unpaid base policy premiums and any Policy loan and loan interest from the proceeds.

At the end of the grace period, if you have elected to do so, and if there is sufficient cash value in your Equity Option to do so, we will pay your premium from the Equity Option cash value through an automatic loan feature. If the automatic loan feature is not used to pay the base policy premium and the Policy is terminated, we will transfer your Equity Additions cash value into the Fixed Additional Insurance option and your Equity Enricher cash value into the Enricher in accordance with your Policy's provisions and our administrative practices.

REINSTATEMENT

We will reinstate (put back in force) the Equity Option if we reinstate your base policy. The reinstated Equity Option will have no cash value until an Equity Option premium payment or a permitted transfer into an Equity Option is made. We will reinstate your base policy subject to certain terms and conditions that the base policy provides. We must receive your reinstatement request within 3 years (or within any longer period provided by state law) after the end of the base policy's grace period and before its Final Date.

CHARGES AND DEDUCTIONS YOU PAY FOR EQUITY OPTIONS

[SIDEBAR: CAREFULLY REVIEW THE "FEE TABLES" THAT SET FORTH THE CHARGES THAT YOU PAY UNDER THE EQUITY OPTIONS.]
The Equity Option charges compensate us for the services and benefits we provide, the costs and expenses we incur, and the risks we assume. The name of a charge can suggest the purposes for which the charge is imposed. For example, the "sales charge" for the Equity Enricher is designed primarily to defray commissions and other costs of marketing that Option. However, our revenues from any particular Equity Option charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one Equity Options charge to pay other costs and expenses in connection with the Equity Options, including the cost of insurance and mortality and expense risk and administrative services charge. We may also profit from our revenues from all the Equity Options charges combined.

The following sets forth additional information about the Equity Options charges.

DEDUCTIONS FROM PREMIUMS--EQUITY ENRICHER ONLY

SALES CHARGE:  We deduct a 2.00% sales charge from each premium.

CHARGE FOR AVERAGE EXPECTED STATE TAXES ATTRIBUTABLE TO PREMIUMS: We deduct 2.00% from each premium to reimburse us for the state and local taxes that we must pay based on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

FEDERAL TAX CHARGE: We deduct 1.00% from each premium to reimburse us for our estimate of the Federal income tax liability related to premiums.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

We deduct the monthly deduction as of each base policy monthly anniversary, beginning with the first base policy month during which an Equity Option is in effect. We take the monthly deduction from each investment division you are using, in proportion to the Equity Option's Cash Value in that investment division. If there is no cash value in the Equity Option, there is no insurance coverage provided under the Option and therefore no monthly deduction is due.

COST OF INSURANCE: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying the applicable cost of insurance percent by the Equity Options cash value at the end of the prior Policy month.

.. The cost of insurance percent is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age, smoking status and rate class. The percentages will never exceed the guaranteed cost of insurance percentages set forth in your Equity Option rider. These guaranteed percentages are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law), age and rate class. Our current percentages are lower than the maximums in most cases. We review our percentages periodically and may adjust them, but we will apply the same percentages to everyone who has had their Equity Option for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance percentage increases each year you own your Equity Option, as the insured's age increases. Accordingly, your cost of insurance charge will generally increase as the insured ages, even though the death benefit will decrease (relative to cash value) over time. See "Net Single Premium."

.. Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your charge for insurance coverage.

.. The cash value of an Equity Option (to which the cost of insurance percent is applied) depends on a number of factors that are discussed below under "Equity Options Cash Value." The amounts that you allocate to your Equity Options and any favorable investment performance on those amounts will tend to make such cash value go up. On the other hand, poor investment performance, the charges that we deduct each month, and any withdrawals or loans you take from Your Equity Options cash value tend to make that cash value go down.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE SERVICES CHARGE: We make this monthly charge primarily to compensate us for:

..  expenses we incur in the administration of the Equity Option

..  mortality risks that insureds may live for a shorter period than we expect;
   and

.. expense risks that our issuing and administrative expenses may be higher than we expect.

The amount of the charge is lower if the base policy's face amount is at least $250,000 at the date we calculate the charge. Therefore, changes you make in your base policy's face amount could affect the rate at which this charge applies to you.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

CHARGES FOR INCOME TAXES: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

PORTFOLIO EXPENSES: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Tables--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Equity Options are sold, (2) differences in actual or expected risks, expenses, persistency of the Equity Options or mortality experience among different categories of purchasers or insureds, and (3) changes in Equity Options pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Equity Options as well as to Equity Options issued in the future, except that the changes under any Equity Option may never exceed the maximums therein.

NET SINGLE PREMIUM

The net single premium varies from day to day and is based on the 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex (if permitted by law) and age. To determine an Equity Options death benefit, we divide an Equity Option's cash value by the net single premium. While it is not a charge or expense, the lower the net single premium, the higher the death benefit, and vice versa. THE NET SINGLE PREMIUM UNDER YOUR EQUITY OPTION WILL INCREASE EACH MONTH, AS THE INSURED GROWS OLDER. ACCORDINGLY, YOUR DEATH BENEFIT (RELATIVE TO YOUR CASH VALUE) WILL DECREASE AS THE INSURED AGES. HOWEVER, YOUR COST OF INSURANCE CHARGE WILL GENERALLY INCREASE OVER THAT SAME PERIOD OF TIME. The amount of your net single premium for each month is prescribed in the Equity Option itself and we will not alter such amounts.

FEDERAL TAX MATTERS

[SIDEBAR: YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR TO FIND OUT HOW TAXES CAN AFFECT YOUR BENEFITS AND RIGHTS UNDER YOUR POLICY.]
The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change the coverage provided by the base policy or the benefit options, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

.. The insurance proceeds payable upon death of the insured under a Policy issued on a standard risk basis should never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. There is less guidance, however, with respect to Policies issued on a substandard risk basis, and it is not clear that such Policies will in all cases satisfy the applicable requirements to be treated as life insurance under section 7702 of the Internal Revenue Code.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value (except with respect to the DWI option) until you withdraw it or surrender your Policy. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

.. For income tax purposes, if you surrender an Equity Option for its cash value but the base policy remains in force, you will be considered to have made a partial withdrawal.

.. Amounts applied to the DWI option are treated as distributions from the Policy and interest credited on amounts applied to the DWI option is currently taxable as ordinary income.

SPLIT DOLLAR INSURANCE PLANS

The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

.. Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

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

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, canceled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy, exceed tax law limits referred to as the "7-pay test." Material changes in the Policy include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract.

If your Policy is considered a modified endowment contract the following applies:

.. The death benefit will generally be income tax free to your beneficiary, as discussed above.

..  Amounts withdrawn or distributed before the insured's death, including
   (without limitation) loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in your Policy). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments.

.. If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Equity Options. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the assets in an insurance company's separate account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. The Equity Options are supported by assets held in our Separate Account. Although we believe that the owner of a Policy that purchases any Equity Options should not be treated as an owner of any assets in our Separate Account, we reserve the right to modify the Policies (including the Equity Options) to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of any assets in our Separate Account.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers among the options within the Policy.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

..  Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

..  Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of the Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Equity Option's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS

[SIDEBAR: CAREFULLY REVIEW YOUR POLICY WHICH CONTAINS A FULL DISCUSSION OF ALL ITS PROVISIONS.]
You should read your Policy, including the Equity Options riders, for a full discussion of their provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is the later of:

.. 10 days after you receive the Policy (unless state law requires your Policy to specify a longer period); and

.. 45 days after the completed application is signed (in the case of tele-underwritten policies, 45 days after the preliminary application is signed).

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

FOR POLICIES ISSUED IN CALIFORNIA. You may cancel the Policy within 10 days after you receive it and we will refund the Equity Enricher's cash value. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it and we will generally refund the Equity Enricher premiums you paid, if you elected on the Policy application to allocate 100% of your net Equity Enricher premiums to the Enricher option. If, on the other hand, you elected to allocate your net premiums to the investment divisions of the Equity Enricher, we will refund the Equity Enricher's cash value.

SUICIDE

If the insured commits suicide within the first two base policy years (or any different period specified in your base policy, if required by state law), your beneficiary will receive all premiums paid to the Policy (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken.

ASSIGNMENT AND CHANGE OF OWNERSHIP

You can designate a new owner or otherwise assign an Equity Option only as part of an assignment of your Policy. You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

..  The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of an Equity Option.

.. The Securities and Exchange Commission determines that an emergency exists or by order permits us to do so for the protection of Equity Option owners (provided that the delay is permitted under New York State insurance law and regulations).

.. With respect to the insurance proceeds, entitlement to a payment is being questioned or is uncertain.

We pay interest on the amount of insurance proceeds if, and in the amount required, by state law from the date of death until the date we pay the benefit.

We may withhold payment of surrender, partial withdrawals or loan proceeds if any portion of those proceeds would be derived from a Policy's owner's check or from a preauthorized checking arrangement that has not yet cleared (i.e. that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy owner's check or preauthorized checking arrangement has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

DIVIDENDS

The Equity Options are "nonparticipating," which means they are not eligible for dividends from us and do not share in any distributions of our surplus.

SALES AND ADMINISTRATION OF THE POLICIES

On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC") will become the principal underwriter and distributor of the Equity Options. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "34 Act") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

DISTRIBUTING THE EQUITY OPTIONS

MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Equity Options through their registered representatives who are also licensed life insurance sales representatives. Our affiliated broker-dealers are MetLife Securities, Inc. ("MSI"). New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. MSI and our other affiliated broker-dealers are registered with the SEC as broker-dealers under the 34 Act and are also members of the NASD.

We reimburse MLIDC for expenses MLIDC incurs in distributing the Equity Options, (e.g. commissions payable to the broker-dealers who sell the Equity Enricher, including our affiliated broker-dealers).

The payments described below do not result in a charge against the Equity Options in addition to the charges already described elsewhere in this prospectus. We may require all or part of the compensation to be returned to us if you either make a withdrawal from your Equity Enricher or the base policy terminates.

COMPENSATION TO METLIFE SALES REPRESENTATIVES AND THEIR MANAGERS FOR THE SALE OF THE POLICY

MetLife sales representatives are sales representatives registered through MSI. MetLife sales representatives may be career sales representatives who are employees of MetLife or brokers who are not employees of MetLife.

MetLife sales representatives receive cash payments for the sale of the base Policy and certain riders. We do not make any payment for the sale of the Equity Additions, but do make payments for the sale of the Equity Enricher.

We make cash payments to MetLife sales representatives for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession amount (described below for the Policy). For MetLife sales representatives, other than those in our MetLife Resources Division (MLR), the percentage is determined based upon a formula that takes into consideration premiums and purchase payments applied to proprietary products that the MetLife sales representative sells and services. Proprietary products are those issued by us or our affiliates. (MLR sales representatives receive compensation for the sale of the Policy based upon premiums and purchase payments applied to all products sold and serviced by the MLR sales representative; however, they are entitled to the additional compensation described below based on sales of proprietary products.) Because sales of proprietary products are a factor in determining the percentage of gross dealer concession amount and/or the amount of additional compensation to which MetLife sales representatives are entitled, they have an incentive to favor the sale of proprietary products over other products issued by non-affiliates. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The gross dealer concession amount for the Equity Enricher is 4.75% of the Equity Enricher premiums in all Policy years.

ADDITIONAL CASH COMPENSATION TO METLIFE SALES REPRESENTATIVES AND THEIR MANAGERS

MetLife sales representatives and their managers (and the sales representatives and managers of our affiliates) may be eligible for additional cash compensation such as bonuses, equity awards (such as, stock options), training allowances, supplemental salary, payments based on a percentage of policies' cash value, financing arrangements, marketing support, medical and retirement benefits and other benefits. The amount of this additional cash compensation is based primarily on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain their employment or agent status with us and in order to be eligible for most of the cash compensation listed above. Managers who supervise these sales representatives may be entitled to additional cash compensation based on sales of proprietary products by the sales representatives they supervise. For some of our affiliates, managers may pay a portion of their cash compensation to their sales representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based in sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

NON-CASH COMPENSATION TO METLIFE SALES REPRESENTATIVES AND THEIR MANAGERS

MetLife sales representatives and their managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

PAYMENTS TO SELLING FIRMS

MLIDC pays compensation for the sale of the Equity Options by affiliated and unaffiliated broker-dealers. The compensation paid to broker-dealers for the sale of the Equity Options is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to the sales made through MetLife sales representatives. (The total compensation includes payments that we make to our business unit or the business unit of our affiliate that is responsible for the operation of the distribution systems through which the Policy is sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Equity Options; some broker-dealers may retain a portion of commissions. The amount that broker-dealers pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated selling firms and their managers may be eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of an Equity Option.

MLIDC also enters into selling agreements with other unaffiliated broker-dealers for the sale of the Equity Options and other variable insurance products, i.e., annuity contracts and life insurance policies that we and our affiliates issue. MLIDC may enter into preferred distribution arrangements with certain of these broker-dealers, through which MLIDC may pay additional compensation including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain broker-dealers based on cumulative periodic (usually quarterly) sales of these variable insurance products. Introduction fees are payments to broker-dealers in connection with the addition of these variable products to the broker-dealer's line of investment products, including expenses relating to establishing the data communications systems necessary for the broker-dealer to offer, sell and administer these products. Persistency payments are periodic payments based on account and/or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in broker-dealers' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for broker-dealers' sales representatives.

The preferred distribution arrangements discussed above are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. We may enter into similar preferred distribution arrangements with our affiliates MSI, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. The prospect of receiving, or the receipt of, additional compensation as described above may provide broker-dealers or their representatives with an incentive to favor sales of the Equity Options and the base Policy over other variable insurance policies (or other investments) with respect to which the broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Equity Options. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Policy.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution

Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies or the Equity Options.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of Metropolitan Life Separate Account UL included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

EXPERTS

Marian J. Zeldin, Vice-President and Actuary of MetLife has examined actuarial matters included in the registration statement, as stated in her opinion filed as an exhibit to the registration statement.

ILLUSTRATION OF EQUITY OPTIONS BENEFITS

[SIDEBAR: PERSONALIZED ILLUSTRATIONS CAN HELP YOU UNDERSTAND HOW YOUR EQUITY OPTIONS VALUES CAN VARY.]
In order to help you understand how your Equity Options values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have included an example of such an illustration for Equity Enricher as Appendix A to this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Separate Account are attached to this prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the page following Appendix A. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and the Equity Options.

                                  APPENDIX A
      ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES FOR EQUITY ENRICHER

The tables in this Appendix A illustrate the way Equity Enricher works based on assumptions about investment returns and the insured's characteristics. They show how the death benefit and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a $1,000 contribution to Equity Enricher in the first policy year of a $250,000 base policy for a male aged 35. The insured is assumed to be in the nonsmoker preferred class. The tables assume no other rider benefits. Values are first given based on current cost of term insurance and other Equity Enricher charges and then based on the guaranteed maximums for such charges.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period,
(ii) the timing or amounts of premiums are other than as illustrated, or (iii) cash values were allocated differently among individual investment divisions with varying rates of return. They would also differ if a loan or partial withdrawal were made from Equity Enricher during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued in situations where distinctions between male and female insureds are not permitted. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary for the Equity Enricher to provide a death benefit for the periods shown or to realize the values shown on particular illustrations even if the average rate of return is achieved.

The death benefits and cash values shown in the tables are only those values that are attributable to the Equity Enricher and reflect: (i) deductions from premiums for the sales charge and state and federal premium tax charge; and
(ii) monthly deductions of charges for the cost of insurance and mortality and expense risks. (See "Charges and Deductions You Pay.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .49% of the average daily net assets of the Portfolios. This average does not reflect expense reimbursements and subsidies by the investment advisers of certain Portfolios. (See "Annual Portfolio Operating Expenses.")

The gross rates of return used in the illustration do not reflect the deductions of the charges and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment return at constant annual rates of -0.49%, 5.51% and 9.51%, respectively.

If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, underwriting classification, and the face amount or premium schedule you request. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables below. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                EQUITY ENRICHER (VARIABLE ADDITIONAL BENEFITS)
                               MALE ISSUE AGE 35
                              $1,000 PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                             $250,000 BASE POLICY

        THIS ILLUSTRATION IS BASED ON CURRENT EQUITY ENRICHER CHARGES.

                                   EQUITY ENRICHER DEATH BENEFIT EQUITY ENRICHER CASH VALUE
                                   ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                                        GROSS ANNUAL                GROSS ANNUAL
                                     RATE OF RETURN OF            RATE OF RETURN OF
                                   ----------------------------- --------------------------
                           ANNUAL
  END OF BASE POLICY YEAR PAYMENTS   0%        6%        10%      0%       6%       10%
  ----------------------- --------  ------    -------   -------   ----    ------   -------
             1             $1,000  $3,553    $ 3,768   $ 3,910   $940    $  997   $ 1,034
             2                  0   3,401      3,824     4,119    930     1,045     1,126
             3                  0   3,256      3,881     4,340    919     1,096     1,226
             4                  0   3,117      3,940     4,572    909     1,150     1,334
             5                  0   2,984      4,000     4,817    899     1,205     1,452
             6                  0   2,857      4,061     5,077    889     1,264     1,580
             7                  0   2,737      4,124     5,351    879     1,325     1,719
             8                  0   2,622      4,189     5,641    869     1,389     1,870
             9                  0   2,512      4,255     5,948    859     1,456     2,035
            10                  0   2,407      4,324     6,274    849     1,526     2,214
            15                  0   1,951      4,697     8,208    801     1,927     3,369
            20                  0   1,588      5,125    10,789    752     2,426     5,109
            25                  0   1,300      5,622    14,260    703     3,038     7,707
            30                  0   1,072      6,210    18,975    653     3,787    11,572
            35                  0     888      6,899    25,395    603     4,683    17,237
            40                  0     740      7,700    34,145    550     5,730    25,410
            45                  0     619      8,643    46,175    496     6,925    37,001
            50                  0     519      9,717    62,548    441     8,265    53,206
            55                  0     437     10,958    84,986    389     9,754    75,649

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE TIMING OR AMOUNTS OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR EQUITY ENRICHER WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE ALLOCATED TO THE EQUITY ENRICHER CASH VALUE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                EQUITY ENRICHER (VARIABLE ADDITIONAL BENEFITS)
                               MALE ISSUE AGE 35
                              $1,000 PREMIUM FOR
                     NONSMOKER PREFERRED UNDERWRITING RISK
                             $250,000 BASE POLICY

       THIS ILLUSTRATION IS BASED ON GUARANTEED EQUITY ENRICHER CHARGES.

                                    EQUITY ENRICHER DEATH BENEFIT EQUITY ENRICHER CASH VALUE
                                    ASSUMING HYPOTHETICAL         ASSUMING HYPOTHETICAL
                                        GROSS ANNUAL                 GROSS ANNUAL
                                      RATE OF RETURN OF            RATE OF RETURN OF
                                    ----------------------------- --------------------------
                            ANNUAL
   END OF BASE POLICY YEAR PAYMENTS   0%        6%        10%      0%       6%       10%
   ----------------------- --------  ------    ------    -------   ----    ------   -------
              1             $1,000  $3,534    $3,747    $ 3,890   $935    $  991   $ 1,029
              2                  0   3,364     3,782      4,075    920     1,034     1,114
              3                  0   3,203     3,818      4,269    905     1,078     1,206
              4                  0   3,049     3,854      4,473    890     1,125     1,305
              5                  0   2,902     3,890      4,686    875     1,172     1,412
              6                  0   2,763     3,927      4,910    860     1,222     1,528
              7                  0   2,630     3,963      5,144    845     1,273     1,653
              8                  0   2,504     4,001      5,389    830     1,326     1,787
              9                  0   2,383     4,038      5,646    815     1,381     1,932
             10                  0   2,269     4,076      5,916    800     1,438     2,088
             15                  0   1,773     4,270      7,466    728     1,753     3,064
             20                  0   1,386     4,474      9,424    656     2,118     4,462
             25                  0   1,083     4,687     11,896    585     2,533     6,429
             30                  0     846     4,911     15,015    516     2,994     9,157
             35                  0     662     5,147     18,963    449     3,493    12,871
             40                  0     518     5,400     23,972    385     4,018    17,839
             45                  0     406     5,677     30,369    325     4,549    24,335
             50                  0     319     5,987     38,596    271     5,092    32,831
             55                  0     253     6,349     49,326    225     5,651    43,907

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE TIMING OR AMOUNTS OF PREMIUM PAYMENTS CHOSEN BY THE POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE INVESTMENT DIVISIONS SELECTED FOR THE POLICY. THE DEATH BENEFIT AND CASH VALUE FOR EQUITY ENRICHER WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE ALLOCATED TO THE EQUITY ENRICHER CASH VALUE DURING THE PERIOD. NO REPRESENTATION CAN BE MADE BY METLIFE OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Additional information about the Equity Options and the Separate Account can be found in the Statement of Additional Information. You may view the Statement of Additional Information, by logging on to our website at WWW.METLIFE.COM or you may obtain a copy of the Statement of Information without charge, by calling 800-MET-5000, or by writing to us at MetLife, P.O. Box. 543, Warwick, RI 02887-0543.

For current information about your Equity Option values, for transfers and premium reallocations, to change or update Equity Option information such as your billing address, billing mode, beneficiary or ownership, for information about other Equity Option transactions, and to ask questions about your Equity Option, you may call our TeleService Center at 800-MET-5000.

You may also obtain, without charge, a personalized illustration of death benefits and cash values by contacting your sales representative or by calling our TeleService Center at 800-MET-5000.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Equity Options and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as WWW.SEC.GOV. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers.

For more information about MetLife, please visit our website at WWW.METLIFE.COM.


FILE NO. 811-6025

                                 ANNUAL REPORT

                                      OF

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL
                                      OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                               DECEMBER 31, 2006

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the investment divisions (as disclosed in Appendix A) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company ("Metropolitan Life") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the investment divisions comprising the Separate Account of Metropolitan Life as of December 31, 2006, and the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                  APPENDIX A

   MetLife Aggressive Allocation        Janus Aspen Forty Investment
    Investment Division                 Division
   AIM V.I. Core Equity Investment      Janus Aspen Large Cap Growth
    Division                            Investment Division
   AIM V.I. Core Stock Investment       Jennison Growth Investment Division
    Division                            Lazard Mid-Cap Investment Division
   AIM V.I. Global Real Estate          Legg Mason Aggressive Growth
    Investment Division                 Investment Division
   AIM V.I. Government Securities       Legg Mason Value Equity Investment
    Investment Division                 Division
   AllianceBernstein Global Technology  Lehman Brothers Aggregate Bond
    Investment Division                 Index Investment Division
   American Century Vista Investment    Loomis Sayles Small Cap Investment
    Division                            Division
   American Funds Bond Investment       Lord Abbett Bond Debenture
    Division                            Investment Division
   American Funds Global Small          Lord Abbett Growth and Income
    Capitalization Investment Division  Investment Division
   American Funds Growth Investment     Lord Abbett Mid Cap Value
    Division                            Investment Division
   American Funds Growth-Income         MET/AIM Small Cap Growth Investment
    Investment Division                 Division
   BlackRock Aggressive Growth          MetLife Mid Cap Stock Index
    Investment Division                 Investment Division
   BlackRock Bond Income Investment     MetLife Stock Index Investment
    Division                            Division
   BlackRock Diversified Investment     MFS Global Equity Investment
    Division                            Division
   BlackRock Large Cap Investment       MFS High Income Investment Division
    Division                            MFS Investors Trust Investment
   BlackRock Large Cap Value            Division
    Investment Division                 MFS Research International
   BlackRock Legacy Large Cap Growth    Investment Division
    Investment Division                 MFS Total Return Investment Division
   BlackRock Money Market Investment    MetLife Moderate Allocation
    Division                            Investment Division
   BlackRock Strategic Value            MetLife Moderate to Aggressive
    Investment Division                 Allocation Investment Division
   MetLife Conservative Allocation      Morgan Stanley EAFE Index
    Investment Division                 Investment Division
   MetLife Conservative to Moderate     Neuberger Berman Mid Cap Value
    Allocation Investment Division      Investment Division
   Cyclical Growth ETF Investment       Neuberger Berman Real Estate
    Division                            Investment Division
   Cyclical Growth and Income ETF       Oppenheimer Capital Appreciation
    Investment Division                 Investment Division
   Davis Venture Value Investment       Oppenheimer Global Equity
    Division                            Investment Division
   Delaware Small Cap Value Investment  PIMCO Inflation Protected Bond
    Division                            Investment Division
   Dreyfus Emerging Leaders Investment  PIMCO Total Return Investment
    Division                            Division
   Dreyfus International Value          RCM Global Technology Investment
    Investment Division                 Division
   Dreyfus MidCap Stock Index           Russell 2000 Index Investment
    Investment Division                 Division
   FI International Stock Investment    Third Avenue Small Cap Value
    Division                            Investment Division
   FI Large Cap Investment Division     T. Rowe Price Small Cap Growth
   FI Mid Cap Opportunities Investment  Investment Division
    Division                            T. Rowe Price Large Cap Growth
   FI Value Leaders Investment Division Investment Division
   Fidelity VIP Asset Manager Growth    T. Rowe Price Mid-Cap Growth
    Investment Division                 Investment Division
   Fidelity VIP Contrafund Investment   Van Kampen Government Investment
    Division                            Division
   Fidelity VIP Equity Income           Wells Fargo Advantage Asset
    Investment Division                 Allocation Investment Division
   Fidelity VIP Investment Grade Bond   Wells Fargo Advantage Equity-Income
    Investment Division                 Investment Division
   Franklin Mutual Discovery            Wells Fargo Advantage Large Company
    Securities Investment Division      Growth Investment Division
   Franklin Templeton Foreign           Wells Fargo Advantage Money Market
    Securities Stock Investment         Investment Division
    Division                            Wells Fargo Advantage Total Return
   Franklin Templeton Small Cap Growth  Bond Investment Division
    Investment Division                 Western Asset Management Strategic
   Government/High Grade Securities     Bond Opportunities Investment
    Investment Division                 Division
   Goldman Sachs Mid-Cap Value          Western Asset Management U.S.
    Investment Division                 Government Investment Division
   Goldman Sachs Structured Small Cap
    Equity Investment Division
   Harris Oakmark Focused Value
    Investment Division
   Harris Oakmark International
    Investment Division
   Harris Oakmark Large Cap Value
    Investment Division
   Janus Aspen Balanced Investment
    Division

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2006

                                                  BLACKROCK         BLACKROCK         BLACKROCK
                                                  LARGE CAP        DIVERSIFIED    AGGRESSIVE GROWTH  METLIFE STOCK
                                                  INVESTMENT       INVESTMENT        INVESTMENT     INDEX INVESTMENT
                                                   DIVISION         DIVISION          DIVISION          DIVISION
                                               ----------------  ---------------- ----------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 13,922,940 shares; cost $417,515,055......... $    435,927,262  $             -- $             --  $             --
BlackRock Diversified Portfolio
 18,820,062 shares; cost $305,902,881.........               --       331,421,284               --                --
BlackRock Aggressive Growth Portfolio
 9,545,513 shares; cost $221,153,714..........               --                --      228,710,481                --
MetLife Stock Index Portfolio
 19,513,763 shares; cost $605,351,222.........               --                --               --       707,569,055
FI International Stock Portfolio
 4,362,713 shares; cost $49,519,684...........               --                --               --                --
FI Mid Cap Opportunities Portfolio
 13,894,189 shares; cost $250,695,232.........               --                --               --                --
T. Rowe Price Small Cap Growth Portfolio
 5,201,966 shares; cost $63,333,340...........               --                --               --                --
Oppenheimer Global Equity Portfolio
 2,905,016 shares; cost $34,835,367...........               --                --               --                --
Harris Oakmark Large Cap Value Portfolio
 4,186,935 shares; cost $48,822,541...........               --                --               --                --
Neuberger Berman Mid Cap Value Portfolio
 3,659,638 shares; cost $63,493,738...........               --                --               --                --
T. Rowe Price Large Cap Growth Portfolio
 3,228,642 shares; cost $37,231,216...........               --                --               --                --
Lehman Brothers Aggregate Bond Index Portfolio
 8,403,994 shares; cost $90,073,108...........               --                --               --                --
Morgan Stanley EAFE Index Portfolio
 3,648,377 shares; cost $36,798,184...........               --                --               --                --
Russell 2000 Index Portfolio
 3,529,035 shares; cost $40,899,187...........               --                --               --                --
Jennison Growth Portfolio
 1,108,933 shares; cost $11,618,395...........               --                --               --                --
BlackRock Strategic Value Portfolio
 5,938,395 shares; cost $90,540,700...........               --                --               --                --
MetLife Mid Cap Stock Index Portfolio
 3,831,370 shares; cost $45,370,279...........               --                --               --                --
Franklin Templeton Small Cap Growth Portfolio
 582,111 shares; cost $5,371,397..............               --                --               --                --
BlackRock Large Cap Value Portfolio
 680,468 shares; cost $8,247,706..............               --                --               --                --
Davis Venture Value Portfolio
 1,419,702 shares; cost $37,107,951...........               --                --               --                --
Loomis Sayles Small Cap Portfolio
 49,459 shares; cost $10,124,033..............               --                --               --                --
BlackRock Legacy Large Cap Growth Portfolio
 100,750 shares; cost $2,151,564..............               --                --               --                --
BlackRock Bond Income Portfolio
 849,956 shares; cost $92,031,528.............               --                --               --                --
FI Value Leaders Portfolio
 27,735 shares; cost $5,139,096...............               --                --               --                --
Harris Oakmark Focused Value Portfolio
 216,077 shares; cost $46,962,437.............               --                --               --                --
                                               ----------------  ---------------- ----------------  ----------------
Total Investments.............................      435,927,262       331,421,284      228,710,481       707,569,055
Due From Metropolitan Life Insurance Company..               --            11,435            7,114                --
                                               ----------------  ---------------- ----------------  ----------------
Total Assets..................................      435,927,262       331,432,719      228,717,595       707,569,055
LIABILITIES
Due to Metropolitan Life Insurance Company....          (30,447)               --               --            (4,262)
                                               ----------------  ---------------- ----------------  ----------------
NET ASSETS.................................... $    435,896,815  $    331,432,719 $    228,717,595  $    707,564,793
                                               ================  ================ ================  ================
Outstanding Units.............................       16,009,494        13,096,726       11,198,297        33,607,228
Unit Fair Values.............................. $13.85 to $42.25  $14.57 to $36.86 $15.63 to $22.09  $12.80 to $38.04

                                               FI INTERNATIONAL
                                               STOCK INVESTMENT
                                                   DIVISION
                                               ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 13,922,940 shares; cost $417,515,055......... $             --
BlackRock Diversified Portfolio
 18,820,062 shares; cost $305,902,881.........               --
BlackRock Aggressive Growth Portfolio
 9,545,513 shares; cost $221,153,714..........               --
MetLife Stock Index Portfolio
 19,513,763 shares; cost $605,351,222.........               --
FI International Stock Portfolio
 4,362,713 shares; cost $49,519,684...........       67,578,419
FI Mid Cap Opportunities Portfolio
 13,894,189 shares; cost $250,695,232.........               --
T. Rowe Price Small Cap Growth Portfolio
 5,201,966 shares; cost $63,333,340...........               --
Oppenheimer Global Equity Portfolio
 2,905,016 shares; cost $34,835,367...........               --
Harris Oakmark Large Cap Value Portfolio
 4,186,935 shares; cost $48,822,541...........               --
Neuberger Berman Mid Cap Value Portfolio
 3,659,638 shares; cost $63,493,738...........               --
T. Rowe Price Large Cap Growth Portfolio
 3,228,642 shares; cost $37,231,216...........               --
Lehman Brothers Aggregate Bond Index Portfolio
 8,403,994 shares; cost $90,073,108...........               --
Morgan Stanley EAFE Index Portfolio
 3,648,377 shares; cost $36,798,184...........               --
Russell 2000 Index Portfolio
 3,529,035 shares; cost $40,899,187...........               --
Jennison Growth Portfolio
 1,108,933 shares; cost $11,618,395...........               --
BlackRock Strategic Value Portfolio
 5,938,395 shares; cost $90,540,700...........               --
MetLife Mid Cap Stock Index Portfolio
 3,831,370 shares; cost $45,370,279...........               --
Franklin Templeton Small Cap Growth Portfolio
 582,111 shares; cost $5,371,397..............               --
BlackRock Large Cap Value Portfolio
 680,468 shares; cost $8,247,706..............               --
Davis Venture Value Portfolio
 1,419,702 shares; cost $37,107,951...........               --
Loomis Sayles Small Cap Portfolio
 49,459 shares; cost $10,124,033..............               --
BlackRock Legacy Large Cap Growth Portfolio
 100,750 shares; cost $2,151,564..............               --
BlackRock Bond Income Portfolio
 849,956 shares; cost $92,031,528.............               --
FI Value Leaders Portfolio
 27,735 shares; cost $5,139,096...............               --
Harris Oakmark Focused Value Portfolio
 216,077 shares; cost $46,962,437.............               --
                                               ----------------
Total Investments.............................       67,578,419
Due From Metropolitan Life Insurance Company..               --
                                               ----------------
Total Assets..................................       67,578,419
LIABILITIES
Due to Metropolitan Life Insurance Company....          (69,275)
                                               ----------------
NET ASSETS.................................... $     67,509,144
                                               ================
Outstanding Units.............................        3,412,213
Unit Fair Values.............................. $15.68 to $21.90

  The accompanying notes are an integral part of these financial statements.

  FI MID CAP      T. ROWE PRICE      OPPENHEIMER    HARRIS OAKMARK      NEUBERGER       T. ROWE PRICE   LEHMAN BROTHERS
 OPPORTUNITIES   SMALL CAP GROWTH   GLOBAL EQUITY   LARGE CAP VALUE   BERMAN MID CAP   LARGE CAP GROWTH  AGGREGATE BOND
  INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT     VALUE INVESTMENT     INVESTMENT    INDEX INVESTMENT
   DIVISION          DIVISION         DIVISION         DIVISION          DIVISION          DIVISION         DIVISION
---------------  ---------------- ----------------  ---------------- ----------------  ---------------- ----------------
$            --  $             -- $             --  $             -- $             --  $             -- $             --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
    271,492,459                --               --                --               --                --               --
             --        81,770,152               --                --               --                --               --
             --                --       48,978,562                --               --                --               --
             --                --               --        64,227,577               --                --               --
             --                --               --                --       77,840,502                --               --
             --                --               --                --               --        49,301,365               --
             --                --               --                --               --                --       90,426,972
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
             --                --               --                --               --                --               --
---------------  ---------------- ----------------  ---------------- ----------------  ---------------- ----------------
    271,492,459        81,770,152       48,978,562        64,227,577       77,840,502        49,301,365       90,426,972
             --            42,594               --            65,262               --            14,208               --
---------------  ---------------- ----------------  ---------------- ----------------  ---------------- ----------------
    271,492,459        81,812,746       48,978,562        64,292,839       77,840,502        49,315,573       90,426,972
        (28,787)               --          (34,027)               --         (105,153)               --           (9,645)
---------------  ---------------- ----------------  ---------------- ----------------  ---------------- ----------------
$   271,463,672  $     81,812,746 $     48,944,535  $     64,292,839 $     77,735,349  $     49,315,573 $     90,417,327
===============  ================ ================  ================ ================  ================ ================
     14,298,595         4,913,291        2,344,938         4,099,325        3,225,765         3,620,946        6,058,549
$7.97 to $22.36  $15.76 to $17.80 $20.38 to $22.70  $14.65 to $18.40 $20.75 to $29.66  $10.63 to $16.09 $13.75 to $15.13

 MORGAN STANLEY
   EAFE INDEX
   INVESTMENT
    DIVISION
----------------
$             --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
      58,374,026
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
              --
----------------
      58,374,026
          27,738
----------------
      58,401,764
              --
----------------
$     58,401,764
================
       3,792,545
$13.02 to $17.67

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006


                                                 RUSSELL 2000       JENNISON        BLACKROCK      METLIFE MID CAP
                                                    INDEX            GROWTH      STRATEGIC VALUE     STOCK INDEX
                                                  INVESTMENT       INVESTMENT      INVESTMENT        INVESTMENT
                                                   DIVISION         DIVISION        DIVISION          DIVISION
                                               ----------------  --------------- ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 13,922,940 shares; cost $417,515,055......... $             --  $            -- $             -- $             --
BlackRock Diversified Portfolio
 18,820,062 shares; cost $305,902,881.........               --               --               --               --
BlackRock Aggressive Growth Portfolio
 9,545,513 shares; cost $221,153,714..........               --               --               --               --
MetLife Stock Index Portfolio
 19,513,763 shares; cost $605,351,222.........               --               --               --               --
FI International Stock Portfolio
 4,362,713 shares; cost $49,519,684...........               --               --               --               --
FI Mid Cap Opportunities Portfolio
 13,894,189 shares; cost $250,695,232.........               --               --               --               --
T. Rowe Price Small Cap Growth Portfolio
 5,201,966 shares; cost $63,333,340...........               --               --               --               --
Oppenheimer Global Equity Portfolio
 2,905,016 shares; cost $34,835,367...........               --               --               --               --
Harris Oakmark Large Cap Value Portfolio
 4,186,935 shares; cost $48,822,541...........               --               --               --               --
Neuberger Berman Mid Cap Value Portfolio
 3,659,638 shares; cost $63,493,738...........               --               --               --               --
T. Rowe Price Large Cap Growth Portfolio
 3,228,642 shares; cost $37,231,216...........               --               --               --               --
Lehman Brothers Aggregate Bond Index Portfolio
 8,403,994 shares; cost $90,073,108...........               --               --               --               --
Morgan Stanley EAFE Index Portfolio
 3,648,377 shares; cost $36,798,184...........               --               --               --               --
Russell 2000 Index Portfolio
 3,529,035 shares; cost $40,899,187...........       55,335,271               --               --               --
Jennison Growth Portfolio
 1,108,933 shares; cost $11,618,395...........               --       14,094,544               --               --
BlackRock Strategic Value Portfolio
 5,938,395 shares; cost $90,540,700...........               --               --      105,347,125               --
MetLife Mid Cap Stock Index Portfolio
 3,831,370 shares; cost $45,370,279...........               --               --               --       56,091,263
Franklin Templeton Small Cap Growth Portfolio
 582,111 shares; cost $5,371,397..............               --               --               --               --
BlackRock Large Cap Value Portfolio
 680,468 shares; cost $8,247,706..............               --               --               --               --
Davis Venture Value Portfolio
 1,419,702 shares; cost $37,107,951...........               --               --               --               --
Loomis Sayles Small Cap Portfolio
 49,459 shares; cost $10,124,033..............               --               --               --               --
BlackRock Legacy Large Cap Growth Portfolio
 100,750 shares; cost $2,151,564..............               --               --               --               --
BlackRock Bond Income Portfolio
 849,956 shares; cost $92,031,528.............               --               --               --               --
FI Value Leaders Portfolio
 27,735 shares; cost $5,139,096...............               --               --               --               --
Harris Oakmark Focused Value Portfolio
 216,077 shares; cost $46,962,437.............               --               --               --               --
                                               ----------------  --------------- ---------------- ----------------
Total Investments.............................       55,335,271       14,094,544      105,347,125       56,091,263
Due From Metropolitan Life Insurance Company..               --            4,715           67,392               --
                                               ----------------  --------------- ---------------- ----------------
Total Assets..................................       55,335,271       14,099,259      105,414,517       56,091,263
LIABILITIES
Due to Metropolitan Life Insurance Company....          (46,282)              --               --           (1,127)
                                               ----------------  --------------- ---------------- ----------------
NET ASSETS.................................... $     55,288,989  $    14,099,259 $    105,414,517 $     56,090,136
                                               ================  =============== ================ ================
Outstanding Units.............................        2,884,744        1,356,790        4,494,782        3,270,208
Unit Fair Values.............................. $15.20 to $21.19  $5.81 to $12.52 $21.68 to $23.68 $15.84 to $17.39

                                                  FRANKLIN
                                               TEMPLETON SMALL
                                                 CAP GROWTH
                                                 INVESTMENT
                                                  DIVISION
                                               ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
BlackRock Large Cap Portfolio
 13,922,940 shares; cost $417,515,055......... $             --
BlackRock Diversified Portfolio
 18,820,062 shares; cost $305,902,881.........               --
BlackRock Aggressive Growth Portfolio
 9,545,513 shares; cost $221,153,714..........               --
MetLife Stock Index Portfolio
 19,513,763 shares; cost $605,351,222.........               --
FI International Stock Portfolio
 4,362,713 shares; cost $49,519,684...........               --
FI Mid Cap Opportunities Portfolio
 13,894,189 shares; cost $250,695,232.........               --
T. Rowe Price Small Cap Growth Portfolio
 5,201,966 shares; cost $63,333,340...........               --
Oppenheimer Global Equity Portfolio
 2,905,016 shares; cost $34,835,367...........               --
Harris Oakmark Large Cap Value Portfolio
 4,186,935 shares; cost $48,822,541...........               --
Neuberger Berman Mid Cap Value Portfolio
 3,659,638 shares; cost $63,493,738...........               --
T. Rowe Price Large Cap Growth Portfolio
 3,228,642 shares; cost $37,231,216...........               --
Lehman Brothers Aggregate Bond Index Portfolio
 8,403,994 shares; cost $90,073,108...........               --
Morgan Stanley EAFE Index Portfolio
 3,648,377 shares; cost $36,798,184...........               --
Russell 2000 Index Portfolio
 3,529,035 shares; cost $40,899,187...........               --
Jennison Growth Portfolio
 1,108,933 shares; cost $11,618,395...........               --
BlackRock Strategic Value Portfolio
 5,938,395 shares; cost $90,540,700...........               --
MetLife Mid Cap Stock Index Portfolio
 3,831,370 shares; cost $45,370,279...........               --
Franklin Templeton Small Cap Growth Portfolio
 582,111 shares; cost $5,371,397..............        6,368,294
BlackRock Large Cap Value Portfolio
 680,468 shares; cost $8,247,706..............               --
Davis Venture Value Portfolio
 1,419,702 shares; cost $37,107,951...........               --
Loomis Sayles Small Cap Portfolio
 49,459 shares; cost $10,124,033..............               --
BlackRock Legacy Large Cap Growth Portfolio
 100,750 shares; cost $2,151,564..............               --
BlackRock Bond Income Portfolio
 849,956 shares; cost $92,031,528.............               --
FI Value Leaders Portfolio
 27,735 shares; cost $5,139,096...............               --
Harris Oakmark Focused Value Portfolio
 216,077 shares; cost $46,962,437.............               --
                                               ----------------
Total Investments.............................        6,368,294
Due From Metropolitan Life Insurance Company..               --
                                               ----------------
Total Assets..................................        6,368,294
LIABILITIES
Due to Metropolitan Life Insurance Company....               --
                                               ----------------
NET ASSETS.................................... $      6,368,294
                                               ================
Outstanding Units.............................          538,941
Unit Fair Values.............................. $11.33 to $11.92

  The accompanying notes are an integral part of these financial statements.

  BLACKROCK                                              BLACKROCK
  LARGE CAP            DAVIS         LOOMIS SAYLES      LEGACY LARGE       BLACKROCK         FI VALUE        HARRIS OAKMARK
    VALUE          VENTURE VALUE       SMALL CAP         CAP GROWTH       BOND INCOME        LEADERS         FOCUSED VALUE
  INVESTMENT        INVESTMENT        INVESTMENT         INVESTMENT       INVESTMENT        INVESTMENT         INVESTMENT
   DIVISION          DIVISION          DIVISION           DIVISION         DIVISION          DIVISION           DIVISION
---------------  ----------------  -----------------  ---------------  ----------------  ----------------  ------------------
$            --  $             --  $              --  $            --  $             --  $             --  $               --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
             --                --                 --               --                --                --                  --
      9,397,259                --                 --               --                --                --                  --
             --        49,859,931                 --               --                --                --                  --
             --                --         12,333,661               --                --                --                  --
             --                --                 --        2,273,929                --                --                  --
             --                --                 --               --        92,313,649                --                  --
             --                --                 --               --                --         5,778,900                  --
             --                --                 --               --                --                --          58,176,504
---------------  ----------------  -----------------  ---------------  ----------------  ----------------  ------------------
      9,397,259        49,859,931         12,333,661        2,273,929        92,313,649         5,778,900          58,176,504
             --                --                 --               --                --                --                  --
---------------  ----------------  -----------------  ---------------  ----------------  ----------------  ------------------
      9,397,259        49,859,931         12,333,661        2,273,929        92,313,649         5,778,900          58,176,504
             --              (218)                (1)          (4,596)           (2,472)               (2)                 --
---------------  ----------------  -----------------  ---------------  ----------------  ----------------  ------------------
$     9,397,259  $     49,859,713  $      12,333,660  $     2,269,333  $     92,311,177  $      5,778,898  $       58,176,504
===============  ================  =================  ===============  ================  ================  ==================
        608,908         1,301,427             78,273          190,308         4,668,001           393,835             191,529
$8.29 to $15.57  $13.90 to $40.33  $13.47 to $298.24  $8.29 to $12.45  $14.39 to $29.48  $11.79 to $14.87  $290.84 to $305.98

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                         WESTERN ASSET
                                                                           MANAGEMENT     WESTERN ASSET
                                                                         STRATEGIC BOND    MANAGEMENT        BLACKROCK
                                                                         OPPORTUNITIES   U.S. GOVERNMENT    MONEY MARKET
                                                                           INVESTMENT      INVESTMENT        INVESTMENT
                                                                            DIVISION        DIVISION          DIVISION
                                                                        ---------------- ---------------- ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND--(CONTINUED)
Western Asset Management Strategic Bond Opportunities Portfolio
 1,256,131 shares; cost $15,647,882.................................... $     15,802,133 $             -- $             --
Western Asset Management U.S. Government Portfolio
 1,142,308 shares; cost $13,978,960....................................               --       14,050,390               --
BlackRock Money Market Portfolio
 593,289 shares; cost $59,328,897......................................               --               --       59,328,897
MFS Total Return Portfolio
 24,178 shares; cost $3,540,225........................................               --               --               --
MetLife Conservative Allocation Portfolio
 46,527 shares; cost $472,304..........................................               --               --               --
MetLife Conservative to Moderate Allocation Portfolio
 170,195 shares; cost $1,801,575.......................................               --               --               --
MetLife Moderate Allocation Portfolio
 816,517 shares; cost $8,905,611.......................................               --               --               --
MetLife Moderate to Aggressive Allocation Portfolio
 1,161,808 shares; cost $12,983,143....................................               --               --               --
MetLife Aggressive Allocation Portfolio
 238,776 shares; cost $2,698,160.......................................               --               --               --
FI Large Cap Portfolio
 4,080 shares; cost $57,394............................................               --               --               --
JANUS ASPEN SERIES ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 251,140 shares; cost $4,476,505.......................................               --               --               --
Janus Aspen Balanced Portfolio
 80 shares; cost $2,160................................................
Janus Aspen Forty Portfolio
 3,723 shares; cost $103,249...........................................               --               --               --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Equity Portfolio
 11,649 shares; cost $291,707..........................................               --               --               --
AIM V. I. Government Securities Portfolio
 631 shares; cost $7,567...............................................               --               --               --
AIM V.I. Global Real Estate Portfolio
 95,661 shares; cost $2,164,150........................................               --               --               --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 399,365 shares; cost $5,496,018.......................................               --               --               --
Franklin Mutual Discovery Securities Portfolio
 41,377 shares; cost $800,104..........................................               --               --               --
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCE FUND")
AllianceBernstein Global Technology Portfolio
 3,724 shares; cost $55,283............................................               --               --               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 66,446 shares; cost $2,051,745........................................               --               --               --
Fidelity VIP Asset Manager Growth Portfolio
 71,242 shares; cost $894,705..........................................               --               --               --
Fidelity VIP Investment Grade Bond Portfolio
 2,916 shares; cost $36,569............................................               --               --               --
Fidelity VIP Equity-Income Portfolio
 16,586 shares; cost $430,644..........................................               --               --               --
                                                                        ---------------- ---------------- ----------------
Total Investments......................................................       15,802,133       14,050,390       59,328,897
Due From Metropolitan Life Insurance Company...........................               --               --               --
                                                                        ---------------- ---------------- ----------------
Total Assets...........................................................       15,802,133       14,050,390       59,328,897
LIABILITIES
Due to Metropolitan Life Insurance Company.............................               --               --              (76)
                                                                        ---------------- ---------------- ----------------
NET ASSETS............................................................. $     15,802,133 $     14,050,390 $     59,328,821
                                                                        ================ ================ ================
Outstanding Units......................................................          998,939          988,756        3,575,759
Unit Fair Values....................................................... $15.16 to $15.95 $13.62 to $14.33 $16.57 to $16.87


                                                                              MFS
                                                                          TOTAL RETURN
                                                                           INVESTMENT
                                                                            DIVISION
                                                                        ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND--(CONTINUED)
Western Asset Management Strategic Bond Opportunities Portfolio
 1,256,131 shares; cost $15,647,882.................................... $             --
Western Asset Management U.S. Government Portfolio
 1,142,308 shares; cost $13,978,960....................................               --
BlackRock Money Market Portfolio
 593,289 shares; cost $59,328,897......................................               --
MFS Total Return Portfolio
 24,178 shares; cost $3,540,225........................................        3,781,924
MetLife Conservative Allocation Portfolio
 46,527 shares; cost $472,304..........................................               --
MetLife Conservative to Moderate Allocation Portfolio
 170,195 shares; cost $1,801,575.......................................               --
MetLife Moderate Allocation Portfolio
 816,517 shares; cost $8,905,611.......................................               --
MetLife Moderate to Aggressive Allocation Portfolio
 1,161,808 shares; cost $12,983,143....................................               --
MetLife Aggressive Allocation Portfolio
 238,776 shares; cost $2,698,160.......................................               --
FI Large Cap Portfolio
 4,080 shares; cost $57,394............................................               --
JANUS ASPEN SERIES ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 251,140 shares; cost $4,476,505.......................................               --
Janus Aspen Balanced Portfolio
 80 shares; cost $2,160................................................
Janus Aspen Forty Portfolio
 3,723 shares; cost $103,249...........................................               --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Equity Portfolio
 11,649 shares; cost $291,707..........................................               --
AIM V. I. Government Securities Portfolio
 631 shares; cost $7,567...............................................               --
AIM V.I. Global Real Estate Portfolio
 95,661 shares; cost $2,164,150........................................               --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 399,365 shares; cost $5,496,018.......................................               --
Franklin Mutual Discovery Securities Portfolio
 41,377 shares; cost $800,104..........................................               --
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCE FUND")
AllianceBernstein Global Technology Portfolio
 3,724 shares; cost $55,283............................................               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 66,446 shares; cost $2,051,745........................................               --
Fidelity VIP Asset Manager Growth Portfolio
 71,242 shares; cost $894,705..........................................               --
Fidelity VIP Investment Grade Bond Portfolio
 2,916 shares; cost $36,569............................................               --
Fidelity VIP Equity-Income Portfolio
 16,586 shares; cost $430,644..........................................               --
                                                                        ----------------
Total Investments......................................................        3,781,924
Due From Metropolitan Life Insurance Company...........................               --
                                                                        ----------------
Total Assets...........................................................        3,781,924
LIABILITIES
Due to Metropolitan Life Insurance Company.............................               (3)
                                                                        ----------------
NET ASSETS............................................................. $      3,781,921
                                                                        ================
Outstanding Units......................................................          297,430
Unit Fair Values....................................................... $12.47 to $12.77

  The accompanying notes are an integral part of these financial statements.

                     METLIFE
    METLIFE      CONSERVATIVE TO                    METLIFE MODERATE     METLIFE                       JANUS ASPEN
  CONSERVATIVE      MODERATE       METLIFE MODERATE  TO AGGRESSIVE      AGGRESSIVE                      LARGE CAP  JANUS ASPEN
   ALLOCATION      ALLOCATION         ALLOCATION       ALLOCATION       ALLOCATION      FI LARGE CAP     GROWTH     BALANCED
   INVESTMENT      INVESTMENT         INVESTMENT       INVESTMENT       INVESTMENT       INVESTMENT    INVESTMENT  INVESTMENT
    DIVISION        DIVISION           DIVISION         DIVISION         DIVISION         DIVISION      DIVISION    DIVISION
---------------- ----------------  ---------------- ---------------- ---------------- ---------------- ----------- -----------
$             -- $             --  $             -- $             -- $             -- $             -- $       --    $   --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

         492,252               --                --               --               --               --         --        --

              --        1,884,052                --               --               --               --         --        --

              --               --         9,406,274               --               --               --         --        --

              --               --                --       13,918,465               --               --         --        --

              --               --                --               --        2,934,559               --         --        --

              --               --                --               --               --           61,685         --        --

              --               --                --               --               --               --  5,806,347        --
                                                                                                                      2,311

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --
              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --

              --               --                --               --               --               --         --        --
---------------- ----------------  ---------------- ---------------- ---------------- ---------------- ----------    ------
         492,252        1,884,052         9,406,274       13,918,465        2,934,559           61,685  5,806,347     2,311
              --               --                --               --               --               --         --        --
---------------- ----------------  ---------------- ---------------- ---------------- ---------------- ----------    ------
         492,252        1,884,052         9,406,274       13,918,465        2,934,559           61,685  5,806,347     2,311
              --               --                --               --               --               --     (4,738)       --
---------------- ----------------  ---------------- ---------------- ---------------- ---------------- ----------    ------
$        492,252 $      1,884,052  $      9,406,274 $     13,918,465 $      2,934,559 $         61,685 $5,801,609    $2,311
================ ================  ================ ================ ================ ================ ==========    ======
          44,128          161,903           775,138        1,098,433          225,274            6,047    595,051       179
$11.00 to $11.17 $11.51 to $11.68  $12.01 to $12.19 $12.52 to $12.71 $12.89 to $13.08 $10.16 to $10.22 $     9.75    $12.90

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                         AIM V.I.   AIM V.I.
                                                                JANUS ASPEN  AIM V.I.   GOVERNMENT   GLOBAL
                                                                   FORTY    CORE EQUITY SECURITIES REAL ESTATE
                                                                INVESTMENT  INVESTMENT  INVESTMENT INVESTMENT
                                                                 DIVISION    DIVISION    DIVISION   DIVISION
                                                                ----------- ----------- ---------- -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND--(CONTINUED)
Western Asset Management Strategic Bond Opportunities Portfolio
 1,256,131 shares; cost $15,647,882............................  $     --    $     --     $   --   $       --
Western Asset Management U.S. Government Portfolio
 1,142,308 shares; cost $13,978,960............................        --          --         --           --
BlackRock Money Market Portfolio
 593,289 shares; cost $59,328,897..............................        --          --         --           --
MFS Total Return Portfolio
 24,178 shares; cost $3,540,225................................        --          --         --           --
MetLife Conservative Allocation Portfolio
 46,527 shares; cost $472,304..................................        --          --         --           --
MetLife Conservative to Moderate Allocation Portfolio
 170,195 shares; cost $1,801,575...............................        --          --         --           --
MetLife Moderate Allocation Portfolio
 816,517 shares; cost $8,905,611...............................        --          --         --           --
MetLife Moderate to Aggressive Allocation Portfolio
 1,161,808 shares; cost $12,983,143............................        --          --         --           --
MetLife Aggressive Allocation Portfolio
 238,776 shares; cost $2,698,160...............................        --          --         --           --
FI Large Cap Portfolio
 4,080 shares; cost $57,394....................................        --          --         --           --
JANUS ASPEN SERIES ("JANUS FUND")
Janus Aspen Large Cap Growth Portfolio
 251,140 shares; cost $4,476,505...............................        --          --         --           --
Janus Aspen Balanced Portfolio
 80 shares; cost $2,160........................................
Janus Aspen Forty Portfolio
 3,723 shares; cost $103,249...................................   111,362          --         --           --
AIM VARIABLE INSURANCE FUNDS ("AIM FUNDS")
AIM V.I. Core Equity Portfolio
 11,649 shares; cost $291,707..................................        --     317,090         --           --
AIM V. I. Government Securities Portfolio
 631 shares; cost $7,567.......................................        --          --      7,402           --
AIM V.I. Global Real Estate Portfolio
 95,661 shares; cost $2,164,150................................        --          --         --    2,749,288
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 ("FRANKLIN FUND")
Franklin Templeton Foreign Securities Portfolio
 399,365 shares; cost $5,496,018...............................        --          --         --           --
Franklin Mutual Discovery Securities Portfolio
 41,377 shares; cost $800,104..................................        --          --         --           --
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
 ("ALLIANCE FUND")
AllianceBernstein Global Technology Portfolio
 3,724 shares; cost $55,283....................................        --          --         --           --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Contrafund Portfolio
 66,446 shares; cost $2,051,745................................        --          --         --           --
Fidelity VIP Asset Manager Growth Portfolio
 71,242 shares; cost $894,705..................................        --          --         --           --
Fidelity VIP Investment Grade Bond Portfolio
 2,916 shares; cost $36,569....................................        --          --         --           --
Fidelity VIP Equity-Income Portfolio
 16,586 shares; cost $430,644..................................        --          --         --           --
                                                                 --------    --------     ------   ----------
Total Investments..............................................   111,362     317,090      7,402    2,749,288
Due From Metropolitan Life Insurance Company...................        --      67,753        255       13,325
                                                                 --------    --------     ------   ----------
Total Assets...................................................   111,362     384,843      7,657    2,762,613
LIABILITIES
Due to Metropolitan Life Insurance Company.....................        --          --         --           --
                                                                 --------    --------     ------   ----------
NET ASSETS.....................................................  $111,362    $384,843     $7,657   $2,762,613
                                                                 ========    ========     ======   ==========
Outstanding Units..............................................     7,954      25,159        691       70,179
Unit Fair Values...............................................  $  14.00    $  15.30     $11.08   $    39.37

  The accompanying notes are an integral part of these financial statements.

     FRANKLIN      FRANKLIN MUTUAL                                FIDELITY VIP  FIDELITY VIP
    TEMPLETON         DISCOVERY    ALLIANCEBERNSTEIN FIDELITY VIP ASSET MANAGER  INVESTMENT  FIDELITY VIP
FOREIGN SECURITIES   SECURITIES    GLOBAL TECHNOLOGY  CONTRAFUND     GROWTH      GRADE BOND  EQUITY-INCOME
    INVESTMENT       INVESTMENT       INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT   INVESTMENT
     DIVISION         DIVISION         DIVISION        DIVISION     DIVISION      DIVISION     DIVISION
------------------ --------------- ----------------- ------------ ------------- ------------ -------------

    $       --        $     --          $    --       $       --    $     --      $    --      $     --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --
            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --
            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

            --              --               --               --          --           --            --

     7,583,950              --               --               --          --           --            --

            --         899,119               --               --          --           --            --

            --              --           63,091               --          --           --            --

            --              --               --        2,085,084          --           --            --

            --              --               --               --     961,772           --            --

            --              --               --               --          --       36,978            --

            --              --               --               --          --           --       433,051
    ----------        --------          -------       ----------    --------      -------      --------
     7,583,950         899,119           63,091        2,085,084     961,772       36,978       433,051
            --              --               --            6,235          --           --           125
    ----------        --------          -------       ----------    --------      -------      --------
     7,583,950         899,119           63,091        2,091,319     961,772       36,978       433,176
       (17,633)            (10)              --               --      (3,696)          --            --
    ----------        --------          -------       ----------    --------      -------      --------
    $7,566,317        $899,109          $63,091       $2,091,319    $958,076      $36,978      $433,176
    ==========        ========          =======       ==========    ========      =======      ========
       471,719          54,880           11,768          151,404     102,160        3,341        30,951
    $    16.03        $  16.38          $  5.36       $    13.81    $   9.40      $ 11.10      $  14.00

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                        AMERICAN FUNDS
                                                      AMERICAN FUNDS   AMERICAN FUNDS    GLOBAL SMALL    AMERICAN FUNDS
                                                          GROWTH       GROWTH-INCOME    CAPITALIZATION        BOND
                                                        INVESTMENT       INVESTMENT       INVESTMENT       INVESTMENT
                                                         DIVISION         DIVISION         DIVISION         DIVISION
                                                     ---------------- ---------------- ---------------- ----------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 1,514,275 shares; cost $73,434,106................. $     97,034,740 $             -- $             -- $             --
American Funds Growth-Income Portfolio
 1,514,532 shares; cost $51,310,447.................               --       63,898,091               --               --
American Funds Global Small Capitalization Portfolio
 1,771,215 shares; cost $33,062,652.................               --               --       43,642,742               --
American Funds Bond Portfolio
 55,870 shares; cost $630,339.......................               --               --               --          644,176
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 1,415,886 shares; cost $10,397,004.................               --               --               --               --
MFS Research International Portfolio
 651,892 shares; cost $8,193,409....................               --               --               --               --
PIMCO Total Return Portfolio
 2,372,248 shares; cost $27,443,339.................               --               --               --               --
RCM Global Technology Portfolio
 1,395,838 shares; cost $6,510,344..................               --               --               --               --
Lord Abbett Bond Debenture Portfolio
 1,551,399 shares; cost $18,240,717.................               --               --               --               --
Lazard Mid-Cap Portfolio
 292,641 shares; cost $3,928,653....................               --               --               --               --
Met/AIM Small Cap Growth Portfolio
 175,669 shares; cost $2,247,889....................               --               --               --               --
Harris Oakmark International Portfolio
 1,125,146 shares; cost $17,718,505.................               --               --               --               --
Legg Mason Aggressive Growth Portfolio
 957,698 shares; cost $6,636,838....................               --               --               --               --
Lord Abbett Growth and Income Portfolio
 199,443 shares; cost $5,401,248....................               --               --               --               --
Neuberger Berman Real Estate Portfolio
 1,047,324 shares; cost $15,181,720.................               --               --               --               --
Lord Abbett Mid-Cap Value Portfolio
 1,888 shares; cost $41,606.........................               --               --               --               --
Third Avenue Small Cap Value Portfolio
 15,820 shares; cost $252,037.......................               --               --               --               --
Oppenheimer Capital Appreciation Portfolio
 35,523 shares; cost $313,842.......................               --               --               --               --
Legg Mason Value Equity Portfolio
 494,554 shares; cost $5,208,092....................               --               --               --               --
Cyclical Growth ETF Portfolio
 15,480 shares; cost $171,708.......................               --               --               --               --
Cyclical Growth and Income ETF Portfolio
 10,472 shares; cost $114,317.......................               --               --               --               --
PIMCO Inflation Protected Bond Portfolio
 12,844 shares; cost $131,157.......................               --               --               --               --
                                                     ---------------- ---------------- ---------------- ----------------
Total Investments...................................       97,034,740       63,898,091       43,642,742          644,176
Due From Metropolitan Life Insurance Company........               --               --               --               --
                                                     ---------------- ---------------- ---------------- ----------------
Total Assets........................................       97,034,740       63,898,091       43,642,742          644,176
LIABILITIES
Due to Metropolitan Life Insurance Company..........               --               --               --               --
                                                     ---------------- ---------------- ---------------- ----------------
NET ASSETS.......................................... $     97,034,740 $     63,898,091 $     43,642,742 $        644,176
                                                     ================ ================ ================ ================
Outstanding Units...................................        1,094,384        1,228,077        1,521,701           63,414
Unit Fair Values.................................... $84.90 to $89.32 $49.83 to $52.43 $27.56 to $28.99 $10.12 to $10.18

                                                     T. ROWE PRICE
                                                     MID-CAP GROWTH
                                                       INVESTMENT
                                                        DIVISION
                                                     ---------------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES
 ("AMERICAN FUND")
American Funds Growth Portfolio
 1,514,275 shares; cost $73,434,106................. $            --
American Funds Growth-Income Portfolio
 1,514,532 shares; cost $51,310,447.................              --
American Funds Global Small Capitalization Portfolio
 1,771,215 shares; cost $33,062,652.................              --
American Funds Bond Portfolio
 55,870 shares; cost $630,339.......................              --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 1,415,886 shares; cost $10,397,004.................      12,401,292
MFS Research International Portfolio
 651,892 shares; cost $8,193,409....................              --
PIMCO Total Return Portfolio
 2,372,248 shares; cost $27,443,339.................              --
RCM Global Technology Portfolio
 1,395,838 shares; cost $6,510,344..................              --
Lord Abbett Bond Debenture Portfolio
 1,551,399 shares; cost $18,240,717.................              --
Lazard Mid-Cap Portfolio
 292,641 shares; cost $3,928,653....................              --
Met/AIM Small Cap Growth Portfolio
 175,669 shares; cost $2,247,889....................              --
Harris Oakmark International Portfolio
 1,125,146 shares; cost $17,718,505.................              --
Legg Mason Aggressive Growth Portfolio
 957,698 shares; cost $6,636,838....................              --
Lord Abbett Growth and Income Portfolio
 199,443 shares; cost $5,401,248....................              --
Neuberger Berman Real Estate Portfolio
 1,047,324 shares; cost $15,181,720.................              --
Lord Abbett Mid-Cap Value Portfolio
 1,888 shares; cost $41,606.........................              --
Third Avenue Small Cap Value Portfolio
 15,820 shares; cost $252,037.......................              --
Oppenheimer Capital Appreciation Portfolio
 35,523 shares; cost $313,842.......................              --
Legg Mason Value Equity Portfolio
 494,554 shares; cost $5,208,092....................              --
Cyclical Growth ETF Portfolio
 15,480 shares; cost $171,708.......................              --
Cyclical Growth and Income ETF Portfolio
 10,472 shares; cost $114,317.......................              --
PIMCO Inflation Protected Bond Portfolio
 12,844 shares; cost $131,157.......................              --
                                                     ---------------
Total Investments...................................      12,401,292
Due From Metropolitan Life Insurance Company........              --
                                                     ---------------
Total Assets........................................      12,401,292
LIABILITIES
Due to Metropolitan Life Insurance Company..........              --
                                                     ---------------
NET ASSETS.......................................... $    12,401,292
                                                     ===============
Outstanding Units...................................       1,338,870
Unit Fair Values.................................... $8.84 to $13.92

  The accompanying notes are an integral part of these financial statements.


  MFS RESEARCH         PIMCO         RCM GLOBAL     LORD ABBETT          LAZARD          MET/AIM       HARRIS OAKMARK
  INTERNATIONAL     TOTAL RETURN     TECHNOLOGY    BOND DEBENTURE       MID-CAP      SMALL CAP GROWTH  INTERNATIONAL
   INVESTMENT        INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT
    DIVISION          DIVISION        DIVISION        DIVISION          DIVISION         DIVISION         DIVISION
----------------  ---------------- -------------- ----------------  ---------------- ---------------- ----------------
$             --  $             -- $           -- $             --  $             -- $             -- $             --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
       9,804,463                --             --               --                --               --               --
              --        28,016,253             --               --                --               --               --
              --                --      7,523,569               --                --               --               --
              --                --             --       19,407,998                --               --               --
              --                --             --               --         4,020,887               --               --
              --                --             --               --                --        2,376,804               --
              --                --             --               --                --               --       21,411,537
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
              --                --             --               --                --               --               --
----------------  ---------------- -------------- ----------------  ---------------- ---------------- ----------------
       9,804,463        28,016,253      7,523,569       19,407,998         4,020,887        2,376,804       21,411,537
              --                --             --               --                --               --               --
----------------  ---------------- -------------- ----------------  ---------------- ---------------- ----------------
       9,804,463        28,016,253      7,523,569       19,407,998         4,020,887        2,376,804       21,411,537
            (938)               --             --          (39,584)               --               --               --
----------------  ---------------- -------------- ----------------  ---------------- ---------------- ----------------
$      9,803,525  $     28,016,253 $    7,523,569 $     19,368,414  $      4,020,887 $      2,376,804 $     21,411,537
================  ================ ============== ================  ================ ================ ================
         566,593         2,039,385      1,395,573        1,162,806           261,764          170,794        1,060,490
$15.30 to $17.63  $13.16 to $13.85 $5.16 to $5.43 $14.77 to $18.05  $14.85 to $15.48 $13.44 to $14.02 $19.54 to $20.37

  LEGG MASON
  AGGRESSIVE
    GROWTH
  INVESTMENT
   DIVISION
--------------
$           --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
            --
     7,744,434
            --
            --
            --
            --
            --
            --
            --
            --
            --
--------------
     7,744,434
            --
--------------
     7,744,434
            (1)
--------------
$    7,744,433
==============
       908,926
$7.37 to $8.60

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                     LORD ABBETT    NEUBERGER     LORD ABBETT
                                                     GROWTH AND    BERMAN REAL      MID-CAP
                                                       INCOME        ESTATE          VALUE
                                                     INVESTMENT    INVESTMENT     INVESTMENT
                                                      DIVISION      DIVISION       DIVISION
                                                     ----------- ---------------- -----------
INVESTMENTS AT FAIR VALUE:
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 1,514,275 shares; cost $73,434,106................. $       --  $             --   $    --
American Funds Growth-Income Portfolio
 1,514,532 shares; cost $51,310,447.................         --                --        --
American Funds Global Small Capitalization Portfolio
 1,771,215 shares; cost $33,062,652.................         --                --        --
American Funds Bond Portfolio
 55,870 shares; cost $630,339.......................         --                --        --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 1,415,886 shares; cost $10,397,004.................         --                --        --
MFS Research International Portfolio
 651,892 shares; cost $8,193,409....................         --                --        --
PIMCO Total Return Portfolio
 2,372,248 shares; cost $27,443,339.................         --                --        --
RCM Global Technology Portfolio
 1,395,838 shares; cost $6,510,344..................         --                --        --
Lord Abbett Bond Debenture Portfolio
 1,551,399 shares; cost $18,240,717.................         --                --        --
Lazard Mid-Cap Portfolio
 292,641 shares; cost $3,928,653....................         --                --        --
Met/AIM Small Cap Growth Portfolio
 175,669 shares; cost $2,247,889....................         --                --        --
Harris Oakmark International Portfolio
 1,125,146 shares; cost $17,718,505.................         --                --        --
Legg Mason Aggressive Growth Portfolio
 957,698 shares; cost $6,636,838....................         --                --        --
Lord Abbett Growth and Income Portfolio
 199,443 shares; cost $5,401,248....................  5,855,650                --        --
Neuberger Berman Real Estate Portfolio
 1,047,324 shares; cost $15,181,720.................         --        18,987,193        --
Lord Abbett Mid-Cap Value Portfolio
 1,888 shares; cost $41,606.........................         --                --    42,581
Third Avenue Small Cap Value Portfolio
 15,820 shares; cost $252,037.......................         --                --        --
Oppenheimer Capital Appreciation Portfolio
 35,523 shares; cost $313,842.......................         --                --        --
Legg Mason Value Equity Portfolio
 494,554 shares; cost $5,208,092....................         --                --        --
Cyclical Growth ETF Portfolio
 15,480 shares; cost $171,708.......................         --                --        --
Cyclical Growth and Income ETF Portfolio
 10,472 shares; cost $114,317.......................         --                --        --
PIMCO Inflation Protected Bond Portfolio
 12,844 shares; cost $131,157.......................         --                --        --
                                                     ----------  ----------------   -------
Total Investments...................................  5,855,650        18,987,193    42,581
Due From Metropolitan Life Insurance Company........      5,718                 1        --
                                                     ----------  ----------------   -------
Total Assets........................................  5,861,368        18,987,194    42,581
LIABILITIES
Due to Metropolitan Life Insurance Company..........         --                --        (1)
                                                     ----------  ----------------   -------
NET ASSETS.......................................... $5,861,368  $     18,987,194   $42,580
                                                     ==========  ================   =======
Outstanding Units...................................    523,423           939,464     2,988
Unit Fair Values.................................... $    11.20  $19.85 to $20.33   $ 14.25

  The accompanying notes are an integral part of these financial statements.

                   OPPENHIEMER
  THIRD AVENUE       CAPITAL         LEGG MASON                     CYCLICAL GROWTH  PIMCO INFLATION
   SMALL CAP       APPRECIATION     VALUE EQUITY   CYCLICAL GROWTH  AND INCOME ETF   PROTECTED BOND
VALUE INVESTMENT    INVESTMENT       INVESTMENT    ETF INVESTMENT     INVESTMENT       INVESTMENT
    DIVISION         DIVISION         DIVISION        DIVISION         DIVISION         DIVISION
---------------- ---------------- ---------------- ---------------- ---------------- ----------------
    $     --     $             -- $             -- $             -- $             -- $             --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
          --                   --               --               --               --               --
     275,584                   --               --               --               --               --
          --              329,300               --               --               --               --
          --                   --        5,514,276               --               --               --
          --                   --               --          176,315               --               --
          --                   --               --               --          116,548               --
          --                   --               --               --               --          129,728
    --------     ---------------- ---------------- ---------------- ---------------- ----------------
     275,584              329,300        5,514,276          176,315          116,548          129,728
          --                   --           23,384               --               --               --
    --------     ---------------- ---------------- ---------------- ---------------- ----------------
     275,584              329,300        5,537,660          176,315          116,548          129,728
          --                   --               --               --               --               --
    --------     ---------------- ---------------- ---------------- ---------------- ----------------
    $275,584     $        329,300 $      5,537,660 $        176,315 $        116,548 $        129,728
    ========     ================ ================ ================ ================ ================
      17,494               27,796          490,888           16,395           10,875           12,722
    $  15.75     $11.70 to $11.87 $10.73 to $12.11 $10.71 to $10.77 $10.67 to $10.73 $10.14 to $10.20

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2006

                                                                                                       DREYFUS
                                                                            DELAWARE       DREYFUS     EMERGING
                                                        AMERICAN CENTURY SMALL CAP VALUE MIDCAP STOCK  LEADERS
                                                        VISTA INVESTMENT   INVESTMENT     INVESTMENT  INVESTMENT
                                                            DIVISION        DIVISION       DIVISION    DIVISION
                                                        ---------------- --------------- ------------ ----------
INVESTMENTS AT FAIR VALUE:
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 1,584 shares; cost $22,313............................     $24,928         $     --       $     --    $    --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 15,378 shares; cost $488,398..........................          --          512,556             --         --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Mid Cap Stock Portfolio
 6,227 shares; cost $120,957...........................          --               --        107,848         --
Dreyfus Emerging Leaders Portfolio
 562 shares; cost $12,892..............................          --               --             --     11,878
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 35,259 shares; cost $606,267..........................          --               --             --         --
GOLDMAN SACHS VARIABLE INSURANCE TRUST
 ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 16,501 shares; cost $267,937..........................          --               --             --         --
Goldman Sachs Structured Small Cap Equity Portfolio
 6,204 shares; cost $93,344............................          --               --             --         --
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 8,209 shares; cost $79,424............................          --               --             --         --
MFS Global Equity Portfolio
 1,736 shares; cost $23,911............................          --               --             --         --
VAN KAMPEN LIFE INVESTMENT TRUST
 ("VAN KAMPEN FUND")
Van Kampen Government Portfolio
 1,595 shares; cost $14,588............................          --               --             --         --
WELLS FARGO VARIABLE TRUST ("WELLS FARGO FUND")
Wells Fargo Advantage VT Total Return Bond Portfolio
 6,243 shares; cost $60,199............................          --               --             --         --
Wells Fargo Advantage VT Money Market Portfolio
 982,203 shares; cost $982,202.........................          --               --             --         --
Wells Fargo Advantage VT Asset Allocation Portfolio
 817 shares; cost $11,114..............................          --               --             --         --
Wells Fargo Advantage VT Large Company Growth Portfolio
 20,930 shares; cost $189,780..........................          --               --             --         --
Wells Fargo Advantage VT Equity Income Portfolio
 446 shares; cost $7,306...............................          --               --             --         --
                                                            -------         --------       --------    -------
Total Investments......................................      24,928          512,556        107,848     11,878
Due From Metropolitan Life Insurance Company...........          --           11,548             --         --
                                                            -------         --------       --------    -------
Total Assets...........................................      24,928          524,104        107,848     11,878
LIABILITIES
Due to Metropolitan Life Insurance Company.............          (1)              --        (17,080)        --
                                                            -------         --------       --------    -------
NET ASSETS.............................................     $24,927         $524,104       $ 90,768    $11,878
                                                            =======         ========       ========    =======
Outstanding Units......................................       1,963           31,911          7,996        931
Unit Fair Values.......................................     $ 12.70         $  16.42       $  11.35    $ 12.76

                                                              DREYFUS
                                                        INTERNATIONAL VALUE
                                                            INVESTMENT
                                                             DIVISION
                                                        -------------------
INVESTMENTS AT FAIR VALUE:
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 1,584 shares; cost $22,313............................      $     --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 15,378 shares; cost $488,398..........................            --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Mid Cap Stock Portfolio
 6,227 shares; cost $120,957...........................            --
Dreyfus Emerging Leaders Portfolio
 562 shares; cost $12,892..............................            --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 35,259 shares; cost $606,267..........................       686,496
GOLDMAN SACHS VARIABLE INSURANCE TRUST
 ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 16,501 shares; cost $267,937..........................            --
Goldman Sachs Structured Small Cap Equity Portfolio
 6,204 shares; cost $93,344............................            --
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 8,209 shares; cost $79,424............................            --
MFS Global Equity Portfolio
 1,736 shares; cost $23,911............................            --
VAN KAMPEN LIFE INVESTMENT TRUST
 ("VAN KAMPEN FUND")
Van Kampen Government Portfolio
 1,595 shares; cost $14,588............................            --
WELLS FARGO VARIABLE TRUST ("WELLS FARGO FUND")
Wells Fargo Advantage VT Total Return Bond Portfolio
 6,243 shares; cost $60,199............................            --
Wells Fargo Advantage VT Money Market Portfolio
 982,203 shares; cost $982,202.........................            --
Wells Fargo Advantage VT Asset Allocation Portfolio
 817 shares; cost $11,114..............................            --
Wells Fargo Advantage VT Large Company Growth Portfolio
 20,930 shares; cost $189,780..........................            --
Wells Fargo Advantage VT Equity Income Portfolio
 446 shares; cost $7,306...............................            --
                                                             --------
Total Investments......................................       686,496
Due From Metropolitan Life Insurance Company...........        29,936
                                                             --------
Total Assets...........................................       716,432
LIABILITIES
Due to Metropolitan Life Insurance Company.............            --
                                                             --------
NET ASSETS.............................................      $716,432
                                                             ========
Outstanding Units......................................        45,198
Unit Fair Values.......................................      $  15.85

  The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS                                    WELLS FARGO  WELLS FARGO    WELLS FARGO
GOLDMAN SACHS    STRUCTURED     MFS HIGH  MFS GLOBAL VAN KAMPEN ADVANTAGE VT ADVANTAGE VT   ADVANTAGE VT
MID CAP VALUE SMALL CAP EQUITY   INCOME     EQUITY   GOVERNMENT TOTAL RETURN MONEY MARKET ASSET ALLOCATION
 INVESTMENT      INVESTMENT    INVESTMENT INVESTMENT INVESTMENT  INVESTMENT   INVESTMENT     INVESTMENT
  DIVISION        DIVISION      DIVISION   DIVISION   DIVISION    DIVISION     DIVISION       DIVISION
------------- ---------------- ---------- ---------- ---------- ------------ ------------ ----------------
  $     --        $     --      $    --    $    --    $    --     $     --    $      --       $     --
        --              --           --         --         --           --           --             --
        --              --           --         --         --           --           --             --
        --              --           --         --         --           --           --             --
        --              --           --         --         --           --           --             --
   265,497              --           --         --         --           --           --             --
        --          89,591           --         --         --           --           --             --
        --              --       82,011         --         --           --           --             --
        --              --           --     26,855         --           --           --             --
        --              --           --         --     14,833           --           --             --

        --              --           --         --         --       61,184           --             --
        --              --           --         --         --           --      982,202             --
        --              --           --         --         --           --           --         11,546
        --              --           --         --         --           --           --             --
        --              --           --         --         --           --           --             --
  --------        --------      -------    -------    -------     --------    ---------       --------
   265,497          89,591       82,011     26,855     14,833       61,184      982,202         11,546
        --              --           --          1         --            7           --             --
  --------        --------      -------    -------    -------     --------    ---------       --------
   265,497          89,591       82,011     26,856     14,833       61,191      982,202         11,546
    (1,531)             (1)          --         --         --           --          (88)            --
  --------        --------      -------    -------    -------     --------    ---------       --------
  $263,966        $ 89,590      $82,011    $26,856    $14,833     $ 61,191    $ 982,114       $ 11,546
  ========        ========      =======    =======    =======     ========    =========       ========
    18,362           6,743        6,738      1,789      1,342        5,553       91,188            907
  $  14.38        $  13.29      $ 12.17    $ 15.01    $ 11.06     $  11.02    $   10.77       $  12.73

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2006

                                                                        WELLS FARGO     WELLS FARGO
                                                                       ADVANTAGE VT    ADVANTAGE VT
                                                                       LARGE COMPANY   EQUITY INCOME
                                                                     GROWTH INVESTMENT  INVESTMENT
                                                                         DIVISION        DIVISION
                                                                     ----------------- -------------
INVESTMENTS AT FAIR VALUE:
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY FUND")
American Century Vista Portfolio
 1,584 shares; cost $22,313.........................................     $      --        $    --
DELAWARE VIP TRUST ("DELAWARE FUND")
Delaware Small Cap Value Portfolio
 15,378 shares; cost $488,398.......................................            --             --
DREYFUS INVESTMENT PORTFOLIOS ("DREYFUS IP FUND")
Dreyfus Mid Cap Stock Portfolio
 6,227 shares; cost $120,957........................................            --             --
Dreyfus Emerging Leaders Portfolio
 562 shares; cost $12,892...........................................            --             --
DREYFUS VARIABLE INVESTMENT FUND ("DREYFUS FUND")
Dreyfus International Value Portfolio
 35,259 shares; cost $606,267.......................................            --             --
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS FUND")
Goldman Sachs Mid Cap Value Portfolio
 16,501 shares; cost $267,937.......................................            --             --
Goldman Sachs Structured Small Cap Equity Portfolio
 6,204 shares; cost $93,344.........................................            --             --
MFS VARIABLE INSURANCE TRUST ("MFS FUND")
MFS High Income Portfolio
 8,209 shares; cost $79,424.........................................            --             --
MFS Global Equity Portfolio
 1,736 shares; cost $23,911.........................................            --             --
VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN FUND")
Van Kampen Government Portfolio
 1,595 shares; cost $14,588.........................................            --             --
WELLS FARGO VARIABLE TRUST ("WELLS FARGO FUND")
Wells Fargo Advantage VT Total Return Bond Portfolio
 6,243 shares; cost $60,199.........................................            --             --
Wells Fargo Advantage VT Money Market Portfolio
 982,203 shares; cost $982,202......................................            --             --
Wells Fargo Advantage VT Asset Allocation Portfolio
 817 shares; cost $11,114...........................................            --             --
Wells Fargo Advantage VT Large Company Growth Portfolio
 20,930 shares; cost $189,780.......................................       200,720             --
Wells Fargo Advantage VT Equity Income Portfolio
 446 shares; cost $7,306............................................            --          8,813
                                                                         ---------        -------
Total Investments...................................................       200,720          8,813
Due From Metropolitan Life Insurance Company........................            --             --
                                                                         ---------        -------
Total Assets........................................................       200,720          8,813
LIABILITIES
Due to Metropolitan Life Insurance Company..........................            --             --
                                                                         ---------        -------
NET ASSETS                                                               $ 200,720        $ 8,813
                                                                         =========        =======
Outstanding Units...................................................        17,802            653
Unit Fair Values....................................................     $   11.28        $ 13.49

  The accompanying notes are an integral part of these financial statements.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                           STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                                        BLACKROCK LARGE CAP
                                                                        INVESTMENT DIVISION
                                                                -----------------------------------
                                                                   2006        2005         2004
                                                                ----------- ----------- -----------
INVESTMENT INCOME (LOSS):
Income:
  Dividends.................................................... $ 5,365,248 $ 4,375,931 $ 2,717,041
Expenses:
  Mortality and expense risk charges...........................   3,616,837   3,470,220   3,262,909
                                                                ----------- ----------- -----------
Net investment income (loss)...................................   1,748,411     905,711    (545,868)
                                                                ----------- ----------- -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............   1,910,880     834,521    (689,999)
Realized gain distributions....................................          --          --          --
                                                                ----------- ----------- -----------
Net realized gains (losses) on investments.....................   1,910,880     834,521    (689,999)
Change in unrealized appreciation (depreciation) of investments  47,641,145   8,704,485  37,215,298
                                                                ----------- ----------- -----------
Net realized and unrealized gains (losses) on investments......  49,552,025   9,539,006  36,525,299
                                                                ----------- ----------- -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $51,300,436 $10,444,717 $35,979,431
                                                                =========== =========== ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

       BLACKROCK DIVERSIFIED             BLACKROCK AGGRESSIVE GROWTH               METLIFE STOCK INDEX
        INVESTMENT DIVISION                  INVESTMENT DIVISION                   INVESTMENT DIVISION
----------------------------------  -------------------------------------  -----------------------------------
   2006        2005        2004         2006         2005         2004        2006        2005         2004
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
$ 7,880,854 $4,998,633 $ 5,543,155  $        --  $        --  $        --  $12,777,493 $ 8,971,609 $ 4,172,573
  2,787,484  2,728,213   2,975,584    1,968,385    1,824,382    1,651,256    5,268,088   4,641,173   3,998,379
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
  5,093,370  2,270,420   2,567,571   (1,968,385)  (1,824,382)  (1,651,256)   7,509,405   4,330,436     174,194
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
  2,697,730    655,141    (558,940)  (1,521,325)  (2,231,885)  (3,443,419)   6,189,767   3,573,660  (2,432,174)
         --         --          --           --           --           --   21,804,470          --          --
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
  2,697,730    655,141    (558,940)  (1,521,325)  (2,231,885)  (3,443,419)  27,994,237   3,573,660  (2,432,174)
 21,697,213  3,822,631  19,749,208   16,167,405   23,892,825   27,472,766   53,741,400  14,173,789  49,514,290
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
 24,394,943  4,477,772  19,190,268   14,646,080   21,660,940   24,029,347   81,735,637  17,747,449  47,082,116
----------- ---------- -----------  -----------  -----------  -----------  ----------- ----------- -----------
$29,488,313 $6,748,192 $21,757,839  $12,677,695  $19,836,558  $22,378,091  $89,245,042 $22,077,885 $47,256,310
=========== ========== ===========  ===========  ===========  ===========  =========== =========== ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                    FI INTERNATIONAL STOCK
                                                     INVESTMENT DIVISION
                                              ---------------------------------
                                                 2006       2005        2004
                                              ---------- ----------  ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends................................... $  881,159 $  317,306  $  606,588
Expenses:
 Mortality and expense risk charges..........    530,605    427,240     370,691
                                              ---------- ----------  ----------
Net investment income (loss).................    350,554   (109,934)    235,897
                                              ---------- ----------  ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Realized gains (losses) from security
 transactions................................    832,502    237,027    (367,092)
Realized gain distributions..................         --         --          --
                                              ---------- ----------  ----------
Net realized gains (losses) on investments...    832,502    237,027    (367,092)
Change in unrealized appreciation
 (depreciation) of investments...............  7,805,567  8,151,109   7,284,341
                                              ---------- ----------  ----------
Net realized and unrealized gains (losses)
 on investments..............................  8,638,069  8,388,136   6,917,249
                                              ---------- ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................... $8,988,623 $8,278,202  $7,153,146
                                              ========== ==========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

       FI MID CAP OPPORTUNITIES          T. ROWE PRICE SMALL CAP GROWTH        OPPENHEIMER GLOBAL EQUITY
         INVESTMENT DIVISION                   INVESTMENT DIVISION                INVESTMENT DIVISION
-------------------------------------  ----------------------------------  ---------------------------------
    2006         2005         2004        2006        2005        2004        2006       2005        2004
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
$    14,072  $        --  $ 1,090,068  $       --  $       --  $       --  $1,114,393 $  209,625  $  478,904
  2,242,728    2,011,441    1,721,436     661,143     595,465     530,571     361,328    299,169     246,310
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
 (2,228,656)  (2,011,441)    (631,368)   (661,143)   (595,465)   (530,571)    753,065    (89,544)    232,594
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
 (4,482,428)  (1,015,121)    (717,628)    842,686      37,997     (69,548)    571,820    270,279    (301,695)
         --           --           --          --          --          --     861,246         --          --
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
 (4,482,428)  (1,015,121)    (717,628)    842,686      37,997     (69,548)  1,433,066    270,279    (301,695)
 33,489,573   17,191,699   33,098,684   2,138,730   7,936,747   7,181,746   4,443,736  5,277,659   4,666,310
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
 29,007,145   16,176,578   32,381,056   2,981,416   7,974,744   7,112,198   5,876,802  5,547,938   4,364,615
-----------  -----------  -----------  ----------  ----------  ----------  ---------- ----------  ----------
$26,778,489  $14,165,137  $31,749,688  $2,320,273  $7,379,279  $6,581,627  $6,629,867 $5,458,394  $4,597,209
===========  ===========  ===========  ==========  ==========  ==========  ========== ==========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                 HARRIS OAKMARK LARGE CAP VALUE
                                                      INVESTMENT DIVISION
                                              -----------------------------------
                                                 2006         2005        2004
                                              ----------  -----------  ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends................................... $  447,049  $   367,539  $  216,340
Expenses:
 Mortality and expense risk charges..........    478,172      429,104     366,329
                                              ----------  -----------  ----------
Net investment income (loss).................    (31,123)     (61,565)   (149,989)
                                              ----------  -----------  ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Realized gains (losses) from security
 transactions................................    835,096      398,007     613,781
Realized gain distributions..................         --           --          --
                                              ----------  -----------  ----------
Net realized gains (losses) on investments...    835,096      398,007     613,781
Change in unrealized appreciation
 (depreciation) of investments...............  8,574,081   (1,475,339)  4,130,792
                                              ----------  -----------  ----------
Net realized and unrealized gains (losses)
 on investments..............................  9,409,177   (1,077,332)  4,744,573
                                              ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................... $9,378,054  $(1,138,897) $4,594,584
                                              ==========  ===========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

  NEUBERGER BERMAN MID CAP VALUE      T. ROWE PRICE LARGE CAP GROWTH    LEHMAN BROTHERS AGGREGATE BOND INDEX
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------  ----------------------------------  -----------------------------------
   2006        2005        2004        2006        2005        2004        2006          2005        2004
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
$  340,446  $  157,412  $   89,490  $  147,322  $  212,638  $   72,329  $3,647,493   $ 2,790,273  $1,838,871
   602,710     468,169     312,426     370,484     319,250     290,730     616,266       528,874     414,705
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
  (262,264)   (310,757)   (222,936)   (223,162)   (106,612)   (218,401)  3,031,227     2,261,399   1,424,166
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
   895,063     557,751     490,187     505,143     187,894     989,299     (57,852)      113,726     451,466
 6,150,111   4,520,673     971,349       2,175          --         354          --            --          --
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
 7,045,174   5,078,424   1,461,536     507,318     187,894     989,653     (57,852)      113,726     451,466
   382,304   1,374,494   6,555,902   5,044,250   2,209,286   2,694,772     (71,436)   (1,403,001)    266,268
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
 7,427,478   6,452,918   8,017,438   5,551,568   2,397,180   3,684,425    (129,288)   (1,289,275)    717,734
----------  ----------  ----------  ----------  ----------  ----------  ----------   -----------  ----------
$7,165,214  $6,142,161  $7,794,502  $5,328,406  $2,290,568  $3,466,024  $2,901,939   $   972,124  $2,141,900
==========  ==========  ==========  ==========  ==========  ==========  ==========   ===========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                       MORGAN STANLEY EAFE INDEX
                                                          INVESTMENT DIVISION
                                                   ---------------------------------
                                                      2006        2005       2004
                                                   ----------- ---------- ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................ $   843,327 $  597,805 $  202,506
Expenses:
 Mortality and expense risk charges...............     419,647    312,106    230,962
                                                   ----------- ---------- ----------
Net investment income (loss)......................     423,680    285,699    (28,456)
                                                   ----------- ---------- ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions     984,685    590,734  1,189,725
Realized gain distributions.......................          --         --         --
                                                   ----------- ---------- ----------
Net realized gains (losses) on investments........     984,685    590,734  1,189,725
Change in unrealized appreciation (depreciation)
 of investments...................................   9,577,488  3,753,078  3,997,066
                                                   ----------- ---------- ----------
Net realized and unrealized gains (losses) on
 investments......................................  10,562,173  4,343,812  5,186,791
                                                   ----------- ---------- ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................. $10,985,853 $4,629,511 $5,158,335
                                                   =========== ========== ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

        RUSSELL 2000 INDEX             JENNISON GROWTH           BLACKROCK STRATEGIC VALUE
        INVESTMENT DIVISION          INVESTMENT DIVISION            INVESTMENT DIVISION
----------------------------------  ---------------------  -------------------------------------
   2006        2005        2004        2006      2005(A)       2006         2005         2004
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
$  397,966  $  293,721  $  141,315  $      --  $       --  $   298,959  $        --  $        --
   402,879     320,327     255,946    113,119      67,101      828,876      714,689      563,943
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
    (4,913)    (26,606)   (114,631)  (113,119)    (67,101)    (529,917)    (714,689)    (563,943)
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
   793,645     811,342     973,061    116,022      36,398    1,173,096      647,742      827,418
 1,842,549   1,438,122          --     11,909          --   17,677,150    5,489,850           --
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
 2,636,194   2,249,464     973,061    127,931      36,398   18,850,246    6,137,592      827,418
 5,025,107    (613,275)  4,412,786    269,709   2,206,440   (4,073,024)  (2,502,234)   9,427,091
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
 7,661,301   1,636,189   5,385,847    397,640   2,242,838   14,777,222    3,635,358   10,254,509
----------  ----------  ----------  ---------  ----------  -----------  -----------  -----------
$7,656,388  $1,609,583  $5,271,216  $ 284,521  $2,175,737  $14,247,305  $ 2,920,669  $ 9,690,566
==========  ==========  ==========  =========  ==========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                      METLIFE MID CAP STOCK INDEX
                                                          INVESTMENT DIVISION
                                                   ---------------------------------
                                                      2006       2005        2004
                                                   ---------- ----------  ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................ $  617,181 $  278,096  $  156,916
Expenses:
 Mortality and expense risk charges...............    431,166    340,784     259,163
                                                   ---------- ----------  ----------
Net investment income (loss)......................    186,015    (62,688)   (102,247)
                                                   ---------- ----------  ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions    660,796    682,809     992,035
Realized gain distributions.......................  3,502,918  2,036,561      81,073
                                                   ---------- ----------  ----------
Net realized gains (losses) on investments........  4,163,714  2,719,370   1,073,108
Change in unrealized appreciation (depreciation)
 of investments...................................    201,865  1,900,535   3,817,899
                                                   ---------- ----------  ----------
Net realized and unrealized gains (losses) on
 investments......................................  4,365,579  4,619,905   4,891,007
                                                   ---------- ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................. $4,551,594 $4,557,217  $4,788,760
                                                   ========== ==========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON SMALL CAP GROWTH   BLACKROCK LARGE CAP VALUE          DAVIS VENTURE VALUE
     INVESTMENT DIVISION                 INVESTMENT DIVISION             INVESTMENT DIVISION
----------------------------------  ----------------------------  ---------------------------------
  2006        2005        2004         2006      2005     2004       2006       2005        2004
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
$     --    $     --    $     --    $   79,434 $ 37,063 $     --  $  403,990 $  244,019  $  151,001
  50,288      39,601      31,464        57,120   34,801   18,736     384,612    290,656     210,672
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
 (50,288)    (39,601)    (31,464)       22,314    2,262  (18,736)     19,378    (46,637)    (59,671)
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
 136,411     129,715      40,690       121,354   81,656  105,597   2,307,728    226,016     508,082
 286,106     154,763          --       389,137   39,914       --          --         --          --
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
 422,517     284,478      40,690       510,491  121,570  105,597   2,307,728    226,016     508,082
 106,882     (56,267)    404,946       656,059  110,740  229,787   3,652,646  3,304,528   2,678,225
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
 529,399     228,211     445,636     1,166,550  232,310  335,384   5,960,374  3,530,544   3,186,307
 --------    --------    --------   ---------- -------- --------  ---------- ----------  ----------
$479,111    $188,610    $414,172    $1,188,864 $234,572 $316,648  $5,979,752 $3,483,907  $3,126,636
 ========    ========    ========   ========== ======== ========  ========== ==========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                       LOOMIS SAYLES SMALL CAP
                                                         INVESTMENT DIVISION
                                                   ------------------------------
                                                      2006       2005      2004
                                                   ----------  --------  --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................ $       --  $     --  $     --
Expenses:
 Mortality and expense risk charges...............     90,220    60,646    44,015
                                                   ----------  --------  --------
Net investment income (loss)......................    (90,220)  (60,646)  (44,015)
                                                   ----------  --------  --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions    208,239    74,135   142,373
Realized gain distributions.......................    848,702    83,073        --
                                                   ----------  --------  --------
Net realized gains (losses) on investments........  1,056,941   157,208   142,373
Change in unrealized appreciation (depreciation)
 of investments...................................    425,449   365,753   718,393
                                                   ----------  --------  --------
Net realized and unrealized gains (losses) on
 investments......................................  1,482,390   522,961   860,766
                                                   ----------  --------  --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................. $1,392,170  $462,315  $816,751
                                                   ==========  ========  ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

BLACKROCK LEGACY LARGE CAP GROWTH      MFS INVESTORS TRUST               BLACKROCK BOND INCOME
      INVESTMENT DIVISION              INVESTMENT DIVISION                INVESTMENT DIVISION
-------------------------------   -----------------------------  -------------------------------------
    2006        2005      2004     2006 (B)    2005      2004        2006         2005         2004
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
$    12,152   $ 32,623  $     --  $  47,698  $ 15,998  $  9,640  $ 5,391,669  $ 3,611,102  $ 3,802,105
     38,586     43,887    30,183     12,243    36,252    23,709      735,582      716,223      702,302
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
    (26,434)   (11,264)  (30,183)    35,455   (20,254)  (14,069)   4,656,087    2,894,879    3,099,803
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
    954,600     84,949   117,304    487,261    75,511    10,690     (260,701)      98,977    1,244,325
         --         --        --    343,249        --        --       92,238    1,043,295    1,587,341
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
    954,600     84,949   117,304    830,510    75,511    10,690     (168,463)   1,142,272    2,831,666
 (1,121,566)   498,307   394,196   (658,871)  189,614   322,040   (1,188,505)  (2,577,646)  (2,928,093)
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
   (166,966)   583,256   511,500   (171,610)  265,125   332,730   (1,356,968)  (1,435,374)     (96,427)
-----------   --------  --------  ---------  --------  --------  -----------  -----------  -----------
$ (193,400)   $571,992  $481,317  $ 207,094  $244,871  $318,661  $ 3,299,119  $ 1,459,505  $ 3,003,376
===========   ========  ========  =========  ========  ========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                       FI VALUE LEADERS
                                                     INVESTMENT DIVISION
                                                  --------------------------
                                                    2006     2005     2004
                                                  -------- -------- --------
    INVESTMENT INCOME (LOSS):
    Income:
     Dividends................................... $ 45,870 $ 23,066 $  9,363
    Expenses:
     Mortality and expense risk charges..........   39,722   19,333    6,936
                                                  -------- -------- --------
    Net investment income (loss).................    6,148    3,733    2,427
                                                  -------- -------- --------
    NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS:
    Realized gains (losses) from security
     transactions................................   71,567   80,493   13,334
    Realized gain distributions..................  105,940       --       --
                                                  -------- -------- --------
    Net realized gains (losses) on investments...  177,507   80,493   13,334
    Change in unrealized appreciation
     (depreciation) of investments...............  304,366  177,601  106,438
                                                  -------- -------- --------
    Net realized and unrealized gains (losses)
     on investments..............................  481,873  258,094  119,772
                                                  -------- -------- --------
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................... $488,021 $261,827 $122,199
                                                  ======== ======== ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                       WESTERN ASSET MANAGEMENT      WESTERN ASSET MANAGEMENT
   HARRIS OAKMARK FOCUSED VALUE      STRATEGIC BOND OPPORTUNITIES         U.S. GOVERNMENT
        INVESTMENT DIVISION              INVESTMENT DIVISION            INVESTMENT DIVISION
----------------------------------  ------------------------------ -----------------------------
   2006        2005        2004        2006       2005      2004     2006       2005      2004
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
$  158,000  $   17,995  $   12,226  $ 685,459  $ 322,307  $185,168 $423,016  $ 143,164  $104,895
   447,521     369,999     261,670    118,623     90,184    55,535  106,778     88,576    66,814
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
  (289,521)   (352,004)   (249,444)   566,836    232,123   129,633  316,238     54,588    38,081
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
   862,876     647,285     205,940     44,303     55,156    74,022  (10,510)    (2,681)    1,624
 4,875,177     432,350     306,174    109,245    198,820        --       --    195,299    82,987
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
 5,738,053   1,079,635     512,114    153,548    253,976    74,022  (10,510)   192,618    84,611
   467,020   3,071,366   2,796,718   (101,864)  (261,648)  217,644  127,750   (152,454)   55,424
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
 6,205,073   4,151,001   3,308,832     51,684     (7,672)  291,666  117,240     40,164   140,035
----------  ----------  ----------  ---------  ---------  -------- --------  ---------  --------
$5,915,552  $3,798,997  $3,059,388  $ 618,520  $ 224,451  $421,299 $433,478  $  94,752  $178,116
==========  ==========  ==========  =========  =========  ======== ========  =========  ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                    BLACKROCK MONEY MARKET
                                                     INVESTMENT DIVISION
                                                 ----------------------------
                                                    2006      2005     2004
                                                 ---------- -------- --------
   INVESTMENT INCOME (LOSS):
   Income:
    Dividends................................... $1,804,658 $795,483 $291,356
   Expenses:
    Mortality and expense risk charges..........    207,469  167,153  179,180
                                                 ---------- -------- --------
   Net investment income (loss).................  1,597,189  628,330  112,176
                                                 ---------- -------- --------
   NET REALIZED AND UNREALIZED GAINS (LOSSES)
    ON INVESTMENTS:
   Realized gains (losses) from security
    transactions................................         --       --       --
   Realized gain distributions..................         --       --       --
                                                 ---------- -------- --------
   Net realized gains (losses) on investments...         --       --       --
   Change in unrealized appreciation
    (depreciation) of investments...............         --       --       --
                                                 ---------- -------- --------
   Net realized and unrealized gains (losses)
    on investments..............................         --       --       --
                                                 ---------- -------- --------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS................... $1,597,189 $628,330 $112,176
                                                 ========== ======== ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                                                 METLIFE
                                         METLIFE            CONSERVATIVE TO MODERATE
              MFS TOTAL RETURN      CONSERVATIVE ALLOCATION    ALLOCATION
            INVESTMENT DIVISION     INVESTMENT DIVISION     INVESTMENT DIVISION
         -------------------------  ----------------------- ------------------------
           2006     2005   2004 (D)   2006      2005 (A)      2006       2005 (A)
         -------- -------  --------  -------    --------      --------   --------
         $ 93,810 $23,976  $    --  $10,638     $    372    $ 30,389     $ 2,224
           27,494  13,447    1,443    3,484          348      11,718       1,984
         -------- -------  -------   -------     --------     --------   -------
           66,316  10,529   (1,443)   7,154           24      18,671         240
         -------- -------  -------   -------     --------     --------   -------
            5,870  18,142      429   (1,845)         271      12,097       1,644
           58,740  15,212       --    4,082           99      20,839         108
         -------- -------  -------   -------     --------     --------   -------
           64,610  33,354      429    2,237          370      32,936       1,752
          205,638  (3,131)  39,191   19,393          554      73,219       9,258
         -------- -------  -------   -------     --------     --------   -------
          270,248  30,223   39,620   21,630          924     106,155      11,010
         -------- -------  -------   -------     --------     --------   -------
         $336,564 $40,752  $38,177  $28,784     $    948    $124,826     $11,250
         ======== =======  =======   =======     ========     ========   =======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                           METLIFE
                                                      MODERATE ALLOCATION
                                                      INVESTMENT DIVISION
                                                      -------------------
                                                        2006    2005 (A)
                                                      --------  --------
        INVESTMENT INCOME (LOSS):
        Income:
         Dividends................................... $ 76,104  $ 5,987
        Expenses:
         Mortality and expense risk charges..........   45,704    3,787
                                                      --------  -------
        Net investment income (loss).................   30,400    2,200
                                                      --------  -------
        NET REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS:
        Realized gains (losses) from security
         transactions................................   48,706    3,556
        Realized gain distributions..................  106,419      133
                                                      --------  -------
        Net realized gains (losses) on investments...  155,125    3,689
        Change in unrealized appreciation
         (depreciation) of investments...............  474,841   25,822
                                                      --------  -------
        Net realized and unrealized gains (losses)
         on investments..............................  629,966   29,511
                                                      --------  -------
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS................... $660,366  $31,711
                                                      ========  =======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                 METLIFE                          METLIFE
           MODERATE TO AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION    FI LARGE CAP
           INVESTMENT DIVISION               INVESTMENT DIVISION   INVESTMENT DIVISION
           --------------------------------- --------------------- -------------------
              2006           2005 (A)          2006      2005 (A)       2006 (C)
              ----------     --------         --------   --------  -------------------
           $   77,374        $ 9,012         $  9,703    $ 1,642         $   --
               65,099          6,087           13,592      1,181            246
              ----------     -------          --------   -------         ------
               12,275          2,925           (3,889)       461           (246)
              ----------     -------          --------   -------         ------
               14,344          4,752          (41,990)     1,894             21
              196,911            210           40,723      1,242             --
              ----------     -------          --------   -------         ------
              211,255          4,962           (1,267)     3,136             21
              870,757         64,564          225,674     10,725          4,291
              ----------     -------          --------   -------         ------
            1,082,012         69,526          224,407     13,861          4,312
              ----------     -------          --------   -------         ------
           $1,094,287        $72,451         $220,518    $14,322         $4,066
              ==========     =======          ========   =======         ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                JANUS ASPEN LARGE CAP GROWTH
                                                     INVESTMENT DIVISION
                                                ----------------------------
                                                  2006     2005       2004
                                                -------- --------  ---------
  INVESTMENT INCOME (LOSS):
  Income:
   Dividends................................... $ 25,478 $ 15,028  $   5,939
  Expenses:
   Mortality and expense risk charges..........   24,818   21,214     17,727
                                                -------- --------  ---------
  Net investment income (loss).................      660   (6,186)   (11,788)
                                                -------- --------  ---------
  NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
  Realized gains (losses) from security
   transactions................................   80,063  (62,709)  (193,886)
  Realized gain distributions..................       --       --         --
                                                -------- --------  ---------
  Net realized gains (losses) on investments...   80,063  (62,709)  (193,886)
  Change in unrealized appreciation
   (depreciation) of investments...............  477,638  263,241    407,058
                                                -------- --------  ---------
  Net realized and unrealized gains (losses)
   on investments..............................  557,701  200,532    213,172
                                                -------- --------  ---------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................... $558,361 $194,346  $ 201,384
                                                ======== ========  =========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

           JANUS ASPEN BALANCED JANUS ASPEN FORTY      AIM V.I. CORE STOCK
           INVESTMENT DIVISION  INVESTMENT DIVISION    INVESTMENT DIVISION
           -------------------- -----------------   ------------------------
           2006   2005   2004    2006     2005 2004 2006 (B)   2005    2004
           ----   ----   ----   ------    ---- ---- --------  ------  ------
           $ 44   $25    $ 4    $  152    $--  $--  $  2,695  $  982  $2,041
              7     1     --       383     --   --       383   1,116     951
            ----  ---    ---    ------    ---  ---  --------  ------  ------
             37    24      4      (231)    --   --     2,312    (134)  1,090
            ----  ---    ---    ------    ---  ---  --------  ------  ------
             33     1      0       (26)    --   --    37,949   5,489    (458)
             --    --     --        --     --   --        --      --      --
            ----  ---    ---    ------    ---  ---  --------  ------  ------
             33                    (26)    --   --    37,949   5,489    (458)
            147     1      4     8,113     --   --   (16,441)  3,571   9,085
            ----  ---    ---    ------    ---  ---  --------  ------  ------
            180     2      4     8,087     --   --    21,508   9,060   8,627
            ----  ---    ---    ------    ---  ---  --------  ------  ------
           $217   $26    $ 8    $7,856    $--  $--  $ 23,820  $8,926  $9,717
            ====  ===    ===    ======    ===  ===  ========  ======  ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                                                           AIM V.I.
                                                                AIM V.I. CORE EQUITY GOVERNMENT SECURITIES
                                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                                                -------------------- --------------------
                                                                      2006 (C)       2006   2005  2004 (D)
                                                                -------------------- ----  -----  --------
INVESTMENT INCOME (LOSS):
Income:
  Dividends....................................................       $ 1,689        $280  $ 239    $ 30
Expenses:
  Mortality and expense risk charges...........................         1,107          32     46       1
                                                                      -------        ----  -----    ----
Net investment income (loss)...................................           582         248    193      29
                                                                      -------        ----  -----    ----
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions.............            40          (8)   107      (2)
Realized gain distributions....................................            --          --     --      --
                                                                      -------        ----  -----    ----
Net realized gains (losses) on investments.....................            40          (8)   107      (2)
Change in unrealized appreciation (depreciation) of investments        25,383         (28)  (117)    (20)
                                                                      -------        ----  -----    ----
Net realized and unrealized gains (losses) on investments......        25,423         (36)   (10)    (22)
                                                                      -------        ----  -----    ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $26,005        $212  $ 183    $  7
                                                                      =======        ====  =====    ====

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.


AIM V.I. GLOBAL REAL ESTATE FRANKLIN TEMPLETON FOREIGN SECURITIES STOCK FRANKLIN MUTUAL DISCOVERY SECURITIES
   INVESTMENT DIVISION          INVESTMENT DIVISION                       INVESTMENT DIVISION
--------------------------  ------------------------------------------- ------------------------------------
  2006      2005     2004      2006           2005          2004          2006        2005      2004 (D)
--------  -------- --------   ----------      --------      --------      --------     ------   --------
$ 25,329  $ 18,091 $  9,356 $   91,823      $ 71,641      $ 52,419      $  5,569     $  814       $--
  10,103     6,839    4,827     31,977        26,380        22,112         2,376        268        --
--------  -------- --------   ----------      --------      --------      --------     ------     ---
  15,226    11,252    4,529     59,846        45,261        30,307         3,193        546        --
--------  -------- --------   ----------      --------      --------      --------     ------     ---
 329,460   148,313   54,384    553,100       259,867       153,352         7,128        132        --
  87,476    64,792   20,514         --            --            --        19,692         --        --
--------  -------- --------   ----------      --------      --------      --------     ------     ---
 416,936   213,105   74,898    553,100       259,867       153,352        26,820        132        --
 328,141     7,005  204,103    743,656       264,624       613,265        90,251      8,764        --
--------  -------- --------   ----------      --------      --------      --------     ------     ---
 745,077   220,110  279,001  1,296,756       524,491       766,617       117,071      8,896        --
--------  -------- --------   ----------      --------      --------      --------     ------     ---
$760,303  $231,362 $283,530 $1,356,602      $569,752      $796,924      $120,264     $9,442       $--
========  ======== ========   ==========      ========      ========      ========     ======     ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                      ALLIANCEBERNSTEIN
                                                      GLOBAL TECHNOLOGY
                                                     INVESTMENT DIVISION
                                                   ----------------------
                                                    2006    2005    2004
                                                   ------  ------  ------
     INVESTMENT INCOME (LOSS):
     Income:
      Dividends................................... $   --  $   --  $   --
     Expenses:
      Mortality and expense risk charges..........    169     135      77
                                                   ------  ------  ------
     Net investment income (loss).................   (169)   (135)    (77)
                                                   ------  ------  ------
     NET REALIZED AND UNREALIZED GAINS (LOSSES)
      ON INVESTMENTS:
     Realized gains (losses) from security
      transactions................................  2,596     255     108
     Realized gain distributions..................     --      --      --
                                                   ------  ------  ------
     Net realized gains (losses) on investments...  2,596     255     108
     Change in unrealized appreciation
      (depreciation) of investments...............  2,024   1,638   2,247
                                                   ------  ------  ------
     Net realized and unrealized gains (losses)
      on investments..............................  4,620   1,893   2,355
                                                   ------  ------  ------
     NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS................... $4,451  $1,758  $2,278
                                                   ======  ======  ======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                                                 FIDELITY VIP INVESTMENT
   FIDELITY VIP CONTRAFUND     FIDELITY VIP ASSET MANAGER GROWTH       GRADE BOND
     INVESTMENT DIVISION          INVESTMENT DIVISION              INVESTMENT DIVISION
-----------------------------  --------------------------------- ----------------------
   2006      2005      2004     2006        2005        2004      2006    2005  2004 (D)
---------  --------  --------   -------    --------     -------  ------  -----  --------
$  18,557  $  1,816  $  1,770  $16,581    $ 18,249     $12,700   $1,506  $ 548    $--
    7,808     3,729     3,453    4,218       3,454       3,079      147     80      4
---------  --------  --------   -------    --------     -------  ------  -----    ---
   10,749    (1,913)   (1,683)  12,363      14,795       9,621    1,359    468     (4)
---------  --------  --------   -------    --------     -------  ------  -----    ---
   69,614   170,001    62,282    3,099      38,662       3,245     (928)   (59)     8
  161,683       165        --       --          --          --       92    335     --
---------  --------  --------   -------    --------     -------  ------  -----    ---
  231,297   170,166    62,282    3,099      38,662       3,245     (836)   276      8
 (100,652)  (22,158)   45,971   39,972     (29,733)     19,246      767   (370)    12
---------  --------  --------   -------    --------     -------  ------  -----    ---
  130,645   148,008   108,253   43,071       8,929      22,491      (69)   (94)    20
---------  --------  --------   -------    --------     -------  ------  -----    ---
$ 141,394  $146,095  $106,570  $55,434    $ 23,724     $32,112   $1,290  $ 374    $16
=========  ========  ========   =======    ========     =======  ======  =====    ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                        FIDELITY VIP
                                                        EQUITY-INCOME
                                                     INVESTMENT DIVISION
                                                  ------------------------
                                                   2006     2005   2004 (D)
                                                  ------- -------  --------
    INVESTMENT INCOME (LOSS):
    Income:
     Dividends................................... $ 8,458 $   187    $--
    Expenses:
     Mortality and expense risk charges..........     885     259      5
                                                  ------- -------    ---
    Net investment income (loss).................   7,573     (72)    (5)
                                                  ------- -------    ---
    NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS:
    Realized gains (losses) from security
     transactions................................   3,265  (5,940)    --
    Realized gain distributions..................  35,411     431     --
                                                  ------- -------    ---
    Net realized gains (losses) on investments...  38,676  (5,509)    --
    Change in unrealized appreciation
     (depreciation) of investments...............   1,802     605     --
                                                  ------- -------    ---
    Net realized and unrealized gains (losses)
     on investments..............................  40,478  (4,904)    --
                                                  ------- -------    ---
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................... $48,051 $(4,976)   $(5)
                                                  ======= =======    ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                                                        AMERICAN FUNDS GLOBAL SMALL
       AMERICAN FUNDS GROWTH          AMERICAN FUNDS GROWTH-INCOME             CAPITALIZATION
        INVESTMENT DIVISION               INVESTMENT DIVISION               INVESTMENT DIVISION
----------------------------------  -------------------------------- ---------------------------------
   2006        2005        2004        2006       2005       2004       2006        2005       2004
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
$  727,425  $  437,807  $   70,060  $  918,542 $  587,451 $  276,574 $  162,359  $  167,221 $       --
   728,495     489,519     294,065     467,194    343,213    227,511    306,581     151,245     73,946
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
    (1,070)    (51,712)   (224,005)    451,348    244,238     49,063   (144,223)     15,976    (73,946)
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
   399,390     115,149      53,047     194,098    116,683     60,134  1,195,131     669,665    169,126
   522,218          --          --   1,285,086    163,244         --  1,814,506          --         --
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
   921,608     115,149      53,047   1,479,184    279,927     60,134  3,009,637     669,665    169,126
 6,751,062   8,793,861   4,445,539   5,509,333  1,688,136  2,605,294  4,197,799   3,507,811  1,710,690
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
 7,672,670   8,909,010   4,498,586   6,988,517  1,968,063  2,665,428  7,207,436   4,177,476  1,879,816
----------  ----------  ----------  ---------- ---------- ---------- ----------  ---------- ----------
$7,671,600  $8,857,298  $4,274,581  $7,439,865 $2,212,301 $2,714,491 $7,063,213  $4,193,452 $1,805,870
==========  ==========  ==========  ========== ========== ========== ==========  ========== ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                              AMERICAN FUNDS BOND   T. ROWE PRICE MID-CAP GROWTH
                                              INVESTMENT DIVISION       INVESTMENT DIVISION
                                              ------------------- -------------------------------
                                                   2006 (C)          2006       2005       2004
                                              ------------------- ---------  ----------  --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...................................       $ 2,483       $      --  $       --  $     --
Expenses:
 Mortality and expense risk charges..........         1,499          91,448      62,726    35,600
                                                    -------       ---------  ----------  --------
Net investment income (loss).................           984         (91,448)    (62,726)  (35,600)
                                                    -------       ---------  ----------  --------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Realized gains (losses) from security
 transactions................................          (909)        524,517     102,486   (21,255)
Realized gain distributions..................            --         373,372     206,008        --
                                                    -------       ---------  ----------  --------
Net realized gains (losses) on investments...          (909)        897,889     308,494   (21,255)
Change in unrealized appreciation
 (depreciation) of investments...............        13,837        (173,792)    895,073   874,468
                                                    -------       ---------  ----------  --------
Net realized and unrealized gains (losses)
 on investments..............................        12,928         724,097   1,203,567   853,213
                                                    -------       ---------  ----------  --------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................       $13,912       $ 632,649  $1,140,841  $817,613
                                                    =======       =========  ==========  ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

   MFS RESEARCH INTERNATIONAL            PIMCO TOTAL RETURN             RCM GLOBAL TECHNOLOGY
      INVESTMENT DIVISION                INVESTMENT DIVISION             INVESTMENT DIVISION
-------------------------------   --------------------------------  -----------------------------
    2006        2005      2004       2006       2005       2004       2006      2005       2004
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
  $  107,793  $ 21,589  $     --  $  719,124 $  13,007  $1,210,628  $     --  $     --  $      --
      56,798    27,070    17,381     217,239   180,282     130,372    61,070    50,588     45,242
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
      50,995    (5,481)  (17,381)    501,885  (167,275)  1,080,256   (61,070)  (50,588)   (45,242)
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
      81,019    80,066   226,740      74,726    52,949      58,068   222,324   194,566    (35,847)
     423,780   184,503     5,870      10,617   154,127          --        --    46,291      4,399
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
     504,799   264,569   232,610      85,343   207,076      58,068   222,324   240,857    (31,448)
     963,904   280,569   176,752     469,783   311,680    (439,697)  156,356   445,709   (200,859)
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
   1,468,703   545,138   409,362     555,126   518,756    (381,629)  378,680   686,566   (232,307)
------------  --------  --------  ---------- ---------  ----------  --------  --------  ---------
  $1,519,698  $539,657  $391,981  $1,057,011 $ 351,481  $  698,627  $317,610  $635,978  $(277,549)
============  ========  ========  ========== =========  ==========  ========  ========  =========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                  LORD ABBETT BOND DEBENTURE
                                                     INVESTMENT DIVISION
                                               --------------------------------
                                                  2006       2005       2004
                                               ---------- ---------  ----------
 INVESTMENT INCOME (LOSS):
 Income:
  Dividends................................... $1,191,085 $ 744,214  $  491,562
 Expenses:
  Mortality and expense risk charges..........    139,802   121,860     106,961
                                               ---------- ---------  ----------
 Net investment income (loss).................  1,051,283   622,354     384,601
                                               ---------- ---------  ----------
 NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
 Realized gains (losses) from security
  transactions................................     93,973   255,890     291,351
 Realized gain distributions..................         --        --      88,672
                                               ---------- ---------  ----------
 Net realized gains (losses) on investments...     93,973   255,890     380,023
 Change in unrealized appreciation
  (depreciation) of investments...............    324,579  (722,955)    258,228
                                               ---------- ---------  ----------
 Net realized and unrealized gains (losses)
  on investments..............................    418,552  (467,065)    638,251
                                               ---------- ---------  ----------
 NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS................... $1,469,835 $ 155,289  $1,022,852
                                               ========== =========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

        LAZARD MID-CAP           MET/AIM SMALL CAP GROWTH    HARRIS OAKMARK INTERNATIONAL
     INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
-----------------------------  ---------------------------  -----------------------------
  2006       2005      2004      2006      2005      2004      2006      2005      2004
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
$ 17,856  $  10,617  $     --  $     --  $     --  $    --  $  350,324 $ 11,138  $  1,007
  29,336     22,544    12,732    16,523    11,067    7,126     127,018   55,708    15,179
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
 (11,480)   (11,927)  (12,732)  (16,523)  (11,067)  (7,126)    223,306  (44,570)  (14,172)
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
  20,740     96,120   127,885    18,065    35,790    6,508     125,443  131,605    87,469
 392,270    320,635        --   267,325    32,434       --     874,510  116,064        --
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
 413,010    416,755   127,885   285,390    68,224    6,508     999,953  247,669    87,469
  56,316   (198,731)  100,268   (33,826)   47,188   68,634   2,507,928  724,928   413,695
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
 469,326    218,024   228,153   251,564   115,412   75,142   3,507,881  972,597   501,164
--------  ---------  --------  --------  --------  -------  ---------- --------  --------
$457,846  $ 206,097  $215,421  $235,041  $104,345  $68,016  $3,731,187 $928,027  $486,992
========  =========  ========  ========  ========  =======  ========== ========  ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                 LEGG MASON AGGRESSIVE GROWTH
                                                     INVESTMENT DIVISION
                                                -----------------------------
                                                   2006      2005      2004
                                                ---------  --------  --------
  INVESTMENT INCOME (LOSS):
  Income:
   Dividends................................... $      --  $     --  $     --
  Expenses:
   Mortality and expense risk charges..........    65,378    52,753    40,203
                                                ---------  --------  --------
  Net investment income (loss).................   (65,378)  (52,753)  (40,203)
                                                ---------  --------  --------
  NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
  Realized gains (losses) from security
   transactions................................   177,119    89,582    40,466
  Realized gain distributions..................   438,536     7,588        --
                                                ---------  --------  --------
  Net realized gains (losses) on investments...   615,655    97,170    40,466
  Change in unrealized appreciation
   (depreciation) of investments...............  (742,982)  756,884   408,503
                                                ---------  --------  --------
  Net realized and unrealized gains (losses)
   on investments..............................  (127,327)  854,054   448,969
                                                ---------  --------  --------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................... $(192,705) $801,301  $408,766
                                                =========  ========  ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

LORD ABBETT GROWTH AND INCOME  NEUBERGER BERMAN REAL ESTATE  LORD ABBETT MID-CAP VALUE
     INVESTMENT DIVISION            INVESTMENT DIVISION        INVESTMENT DIVISION
------------------------------ ----------------------------- -----------------------
   2006       2005      2004      2006      2005    2004 (D)  2006      2005  2004 (D)
---------  ---------  -------- ---------- --------  -------- ------    ------ --------
$     887  $     447  $ 15,177 $  128,299 $     --  $ 32,646 $  203    $  139   $ 1
   22,648     16,835    11,687    108,818   40,104     3,379    184        87    --
---------  ---------  -------- ---------- --------  -------- ------    ------   ---
  (21,761)   (16,388)    3,490     19,481  (40,104)   29,267     19        52     1
---------  ---------  -------- ---------- --------  -------- ------    ------   ---
  958,803     25,218     8,536    210,018   77,734     5,929    (69)       22    --
    3,901     40,557        --    609,936    8,770    41,014  3,482     1,158     5
---------  ---------  -------- ---------- --------  -------- ------    ------   ---
  962,704     65,775     8,536    819,954   86,504    46,943  3,413     1,180     5
 (295,172)   110,292   304,313  3,020,558  660,111   124,804    880        85    10
---------  ---------  -------- ---------- --------  -------- ------    ------   ---
  667,532    176,067   312,849  3,840,512  746,615   171,747  4,293     1,265    15
---------  ---------  -------- ---------- --------  -------- ------    ------   ---
$ 645,771  $ 159,679  $316,339 $3,859,993 $706,511  $201,014 $4,312    $1,317   $16
=========  =========  ======== ========== ========  ======== ======    ======   ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                        THIRD AVENUE
                                                       SMALL CAP VALUE
                                                     INVESTMENT DIVISION
                                                  ------------------------
                                                    2006    2005   2004 (D)
                                                  -------  ------  --------
    INVESTMENT INCOME (LOSS):
    Income:
     Dividends................................... $   133  $   --    $ 13
    Expenses:
     Mortality and expense risk charges..........     482      51       1
                                                  -------  ------    ----
    Net investment income (loss).................    (349)    (51)     12
                                                  -------  ------    ----
    NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS:
    Realized gains (losses) from security
     transactions................................   1,511     111      21
    Realized gain distributions..................   2,011      77      82
                                                  -------  ------    ----
    Net realized gains (losses) on investments...   3,522     188     103
    Change in unrealized appreciation
     (depreciation) of investments...............  21,745   1,856     (54)
                                                  -------  ------    ----
    Net realized and unrealized gains (losses)
     on investments..............................  25,267   2,044      49
                                                  -------  ------    ----
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................... $24,918  $1,993    $ 61
                                                  =======  ======    ====

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

   OPPENHEIMER           LEGG MASON           CYCLICAL             CYCLICAL
CAPITAL APPRECIATION    VALUE EQUITY         GROWTH ETF      GROWTH AND INCOME ETF
INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
-------------------  ------------------- ------------------- ---------------------
  2006     2005 (A)       2006 (C)            2006 (B)             2006 (B)
 -------   --------  ------------------- ------------------- ---------------------
$   583     $   77        $  7,771             $1,841               $1,529
  1,966        275          28,159                279                  230
 -------    ------        --------             ------               ------
 (1,383)      (198)        (20,388)             1,562                1,299
 -------    ------        --------             ------               ------
  6,117        442          (4,060)             1,385                1,197
  1,330      1,100         103,047                385                   --
 -------    ------        --------             ------               ------
  7,447      1,542          98,987              1,770                1,197
 12,744      2,715         306,184              4,607                2,231
 -------    ------        --------             ------               ------
 20,191      4,257         405,171              6,377                3,428
 -------    ------        --------             ------               ------
$18,808     $4,058        $384,783             $7,939               $4,727
 =======    ======        ========             ======               ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                PIMCO INFLATION
                                                PROTECTED BOND    AMERICAN CENTURY VISTA
                                              INVESTMENT DIVISION INVESTMENT DIVISION
                                              ------------------- ----------------------
                                                   2006 (B)        2006     2005   2004
                                              -------------------  ------   ----   ----
INVESTMENT INCOME (LOSS) :
Income:
 Dividends...................................       $    --       $   --    $ --   $--
Expenses:
 Mortality and expense risk charges..........           463           81      47    --
                                                    -------        ------   ----   ---
Net investment income (loss).................          (463)         (81)    (47)   --
                                                    -------        ------   ----   ---
NET REALIZED AND UNREALIZED GAINS (LOSSES)
 ON INVESTMENTS:
Realized gains (losses) from security
 transactions................................         1,472           66       6    --
Realized gain distributions..................            --           52      --    --
                                                    -------        ------   ----   ---
Net realized gains (losses) on investments...         1,472          118       6    --
Change in unrealized appreciation
 (depreciation) of investments...............        (1,429)       1,653     961    --
                                                    -------        ------   ----   ---
Net realized and unrealized gains (losses)
 on investments..............................            43        1,771     967    --
                                                    -------        ------   ----   ---
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS...................       $  (420)      $1,690    $920   $--
                                                    =======        ======   ====   ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                       DREYFUS             DREYFUS
        DELAWARE SMALL CAP VALUE    MIDCAP STOCK       EMERGING LEADERS
         INVESTMENT DIVISION     INVESTMENT DIVISION INVESTMENT DIVISION
        ----------------------   ------------------- --------------------
          2006       2005   2004   2006    2005 2004  2006    2005   2004
        -------    -------  ---- --------  ---- ---- ------  ------  ----
        $    87    $   181  $--  $    189  $--  $--  $   --  $   --  $--
          1,667        539   --       337   --   --      70      47   --
        -------    -------  ---  --------  ---  ---  ------  ------  ---
         (1,580)      (358)  --      (148)       --     (70)    (47)  --
        -------    -------  ---  --------  ---  ---  ------  ------  ---
          3,801         45   --      (525)  --   --     (33)    251   --
         23,651      8,183   --    17,011   --   --   1,695     562   --
        -------    -------  ---  --------  ---  ---  ------  ------  ---
         27,452      8,228   --    16,486   --   --   1,662     813   --
         21,618      2,540   --   (13,109)  --   --    (791)    711   --
        -------    -------  ---  --------  ---  ---  ------  ------  ---
         49,070     10,768   --     3,377   --   --     871   1,524   --
        -------    -------  ---  --------  ---  ---  ------  ------  ---
        $47,490    $10,410  $--  $  3,229  $--  $--  $  801  $1,477  $--
        =======    =======  ===  ========  ===  ===  ======  ======  ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                           DREYFUS
                                                     INTERNATIONAL VALUE
                                                     INVESTMENT DIVISION
                                                  ------------------------
                                                   2006     2005   2004 (D)
                                                  ------- -------  --------
    INVESTMENT INCOME (LOSS):
    Income:
     Dividends................................... $ 2,040 $    --   $   --
    Expenses:
     Mortality and expense risk charges..........   1,650     850        4
                                                  ------- -------   ------
    Net investment income (loss).................     390    (850)      (4)
                                                  ------- -------   ------
    NET REALIZED AND UNREALIZED GAINS (LOSSES)
     ON INVESTMENTS:
    Realized gains (losses) from security
     transactions................................   2,803  (8,588)      47
    Realized gain distributions..................  12,788   3,710    1,264
                                                  ------- -------   ------
    Net realized gains (losses) on investments...  15,591  (4,878)   1,311
    Change in unrealized appreciation
     (depreciation) of investments...............  67,169  13,060     (934)
                                                  ------- -------   ------
    Net realized and unrealized gains (losses)
     on investments..............................  82,760   8,182      377
                                                  ------- -------   ------
    NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS................... $83,150 $ 7,332   $  373
                                                  ======= =======   ======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

         GOLDMAN SACHS            GOLDMAN SACHS
         MID CAP VALUE        STRUCTURED SMALL CAP EQUITY     MFS HIGH INCOME
      INVESTMENT DIVISION      INVESTMENT DIVISION          INVESTMENT DIVISION
   -------------------------  --------------------------- -----------------------
     2006     2005   2004 (D)  2006       2005     2004    2006    2005   2004 (D)
   -------  -------  --------  ------    -------   ----   ------ -------  --------
   $ 2,401  $   267   $   72  $  576    $   114    $--    $4,418 $ 3,911   $   --
       502      222        6     319         20     --       372     279       87
   -------  -------   ------   ------    -------   ---    ------ -------   ------
     1,899       45       66     257         94     --     4,046   3,632      (87)
   -------  -------   ------   ------    -------   ---    ------ -------   ------
     1,291   (3,479)       1    (124)         1     --     1,254     128       69
    26,443    4,473    1,152   6,284      4,217     --        --      --       --
   -------  -------   ------   ------    -------   ---    ------ -------   ------
    27,734      994    1,153   6,160      4,218     --     1,254     128       69
    (2,200)     223     (464)  1,891     (5,644)    --     2,298  (2,862)   3,152
   -------  -------   ------   ------    -------   ---    ------ -------   ------
    25,534    1,217      689   8,051     (1,426)    --     3,552  (2,734)   3,221
   -------  -------   ------   ------    -------   ---    ------ -------   ------
   $27,433  $ 1,262   $  755  $8,308    $(1,332)   $--    $7,598 $   898   $3,134
   =======  =======   ======   ======    =======   ===    ====== =======   ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                      MFS GLOBAL EQUITY
                                                      INVESTMENT DIVISION
                                                      -----------------
                                                       2006     2005 2004
                                                      ------    ---- ----
        INVESTMENT INCOME (LOSS):
        Income:
         Dividends................................... $   --    $--  $--
        Expenses:
         Mortality and expense risk charges..........     38     --   --
                                                      ------    ---  ---
        Net investment income (loss).................    (38)    --   --
                                                      ------    ---  ---
        NET REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS:
        Realized gains (losses) from security
         transactions................................    100     --   --
        Realized gain distributions..................     --     --   --
                                                      ------    ---  ---
        Net realized gains (losses) on investments...    100     --   --
        Change in unrealized appreciation
         (depreciation) of investments...............  2,944     --   --
                                                      ------    ---  ---
        Net realized and unrealized gains (losses)
         on investments..............................  3,044     --   --
                                                      ------    ---  ---
        NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS................... $3,006    $--  $--
                                                      ======    ===  ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                   WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
             VAN KAMPEN GOVERNMENT TOTAL RETURN BOND          MONEY MARKET
             INVESTMENT DIVISION   INVESTMENT DIVISION      INVESTMENT DIVISION
             --------------------- ------------------------ ------------------------
              2006    2005   2004   2006      2005   2004    2006      2005   2004
              -----   ----   ----   ------    ----   ----    -------   ----   ----
             $ 621    $ --   $--   $1,616     $263   $--    $17,272    $--    $--
                54      12    --      138       15    --      1,399     --     --
              -----   ----   ---    ------     ----  ---     -------   ---    ---
               567     (12)   --    1,478      248    --     15,873     --     --
              -----   ----   ---    ------     ----  ---     -------   ---    ---
              (329)     (1)   --     (203)     238    --         --     --     --
                --      --    --       --       --    --         --     --     --
              -----   ----   ---    ------     ----  ---     -------   ---    ---
              (329)     (1)   --     (203)     238    --         --     --     --
               121     124    --      969       16    --         --     --     --
              -----   ----   ---    ------     ----  ---     -------   ---    ---
              (208)    123    --      766      254    --         --     --     --
              -----   ----   ---    ------     ----  ---     -------   ---    ---
             $ 359    $111   $--   $2,244     $502   $--    $15,873    $--    $--
              =====   ====   ===    ======     ====  ===     =======   ===    ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                    STATEMENTS OF OPERATIONS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                        WELLS FARGO ADVANTAGE VT
                                                        ASSET ALLOCATION
                                                        INVESTMENT DIVISION
                                                        ------------------------
                                                        2006     2005    2004
                                                        ----     ----    ----
          INVESTMENT INCOME (LOSS):
          Income:
           Dividends................................... $112     $--     $--
          Expenses:
           Mortality and expense risk charges..........   13      --      --
                                                          ----   ---     ---
          Net investment income (loss).................   99      --      --
                                                          ----   ---     ---
          NET REALIZED AND UNREALIZED GAINS (LOSSES)
           ON INVESTMENTS:
          Realized gains (losses) from security
           transactions................................  293      --      --
          Realized gain distributions..................   --      --      --
                                                          ----   ---     ---
          Net realized gains (losses) on investments...  293      --      --
          Change in unrealized appreciation
           (depreciation) of investments...............  432      --      --
                                                          ----   ---     ---
          Net realized and unrealized gains (losses)
           on investments..............................  725      --      --
                                                          ----   ---     ---
          NET INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS................... $824     $--     $--
                                                          ====   ===     ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                  WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                   LARGE COMPANY GROWTH       EQUITY INCOME
                    INVESTMENT DIVISION    INVESTMENT DIVISION
                  ----------------------   -----------------------
                    2006    2005  2004 (D)  2006    2005  2004 (D)
                  -------   ----  --------  ------  ----  --------
                  $    --   $ 15    $--    $  130   $113    $--
                      243     31      1        34     31      1
                  -------   ----    ---     ------  ----    ---
                     (243)   (16)    (1)       96     82     (1)
                  -------   ----    ---     ------  ----    ---
                    5,393     (5)     6        85     25     10
                       --     --     --        19     --     --
                  -------   ----    ---     ------  ----    ---
                    5,393     (5)     6       104     25     10
                   10,126    797     16     1,202    301      3
                  -------   ----    ---     ------  ----    ---
                   15,519    792     22     1,306    326     13
                  -------   ----    ---     ------  ----    ---
                  $15,276   $776    $21    $1,402   $408    $12
                  =======   ====    ===     ======  ====    ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                              BLACKROCK LARGE CAP
                                                              INVESTMENT DIVISION
                                                   ----------------------------------------
                                                       2006          2005          2004
                                                   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................... $  1,748,411  $    905,711  $   (545,868)
  Net realized gain (loss) on investments.........    1,910,880       834,521      (689,999)
  Change in unrealized appreciation
   (depreciation) of investments..................   47,641,145     8,704,485    37,215,298
                                                   ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations................................   51,300,436    10,444,717    35,979,431
                                                   ------------  ------------  ------------
From capital transactions:
  Payments received from policy owners............   51,976,132    57,155,216    62,785,148
  Transfers between investment divisions
   (including fixed account), net.................  (12,663,855)  (10,123,918)  (11,723,921)
  Transfers for contract benefits and
   terminations...................................  (51,743,568)  (50,834,197)  (49,033,109)
  Contract maintenance charges....................   (4,529,610)   (4,901,051)   (5,278,337)
                                                   ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions......................  (16,960,901)   (8,703,950)   (3,250,219)
                                                   ------------  ------------  ------------
NET CHANGE IN NET ASSETS..........................   34,339,535     1,740,767    32,729,212
NET ASSETS - BEGINNING OF PERIOD..................  401,557,280   399,816,513   367,087,301
                                                   ------------  ------------  ------------
NET ASSETS - END OF PERIOD........................ $435,896,815  $401,557,280  $399,816,513
                                                   ============  ============  ============

                                                             BLACKROCK DIVERSIFIED
                                                              INVESTMENT DIVISION
                                                   ----------------------------------------
                                                       2006          2005          2004
                                                   ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).................... $  5,093,370  $  2,270,420  $  2,567,571
  Net realized gain (loss) on investments.........    2,697,730       655,141      (558,940)
  Change in unrealized appreciation
   (depreciation) of investments..................   21,697,213     3,822,631    19,749,208
                                                   ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations................................   29,488,313     6,748,192    21,757,839
                                                   ------------  ------------  ------------
From capital transactions:
  Payments received from policy owners............   43,210,333    48,752,996    50,420,345
  Transfers between investment divisions
   (including fixed account), net.................  (14,585,173)   (4,525,462)   (1,916,785)
  Transfers for contract benefits and
   terminations...................................  (42,735,368)  (42,353,138)  (39,765,958)
  Contract maintenance charges....................   (3,695,809)   (4,048,894)   (4,352,099)
                                                   ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions......................  (17,806,017)   (2,174,498)    4,385,503
                                                   ------------  ------------  ------------
NET CHANGE IN NET ASSETS..........................   11,682,296     4,573,694    26,143,342
NET ASSETS - BEGINNING OF PERIOD..................  319,750,423   315,176,729   289,033,387
                                                   ------------  ------------  ------------
NET ASSETS - END OF PERIOD........................ $331,432,719  $319,750,423  $315,176,729
                                                   ============  ============  ============

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

       BLACKROCK AGGRESSIVE GROWTH                   METLIFE STOCK INDEX                    FI INTERNATIONAL STOCK
           INVESTMENT DIVISION                       INVESTMENT DIVISION                     INVESTMENT DIVISION
----------------------------------------  ----------------------------------------  -------------------------------------
    2006          2005          2004          2006          2005          2004          2006         2005         2004
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$ (1,968,385) $ (1,824,382) $ (1,651,256) $  7,509,405  $  4,330,436  $    174,194  $   350,554  $  (109,934) $   235,897
  (1,521,325)   (2,231,885)   (3,443,419)   27,994,237     3,573,660    (2,432,174)     832,502      237,027     (367,092)

  16,167,405    23,892,825    27,472,766    53,741,400    14,173,789    49,514,290    7,805,567    8,151,109    7,284,341
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------

  12,677,695    19,836,558    22,378,091    89,245,042    22,077,885    47,256,310    8,988,623    8,278,202    7,153,146
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  26,442,113    29,002,147    31,507,761    97,155,710   113,017,163   111,296,549    7,377,673    7,207,636    7,277,661
  (4,120,591)   (6,037,385)   (5,174,527)  (16,861,291)   (5,222,960)    2,484,658    2,367,896     (102,719)  (3,803,574)
 (25,968,754)  (25,630,007)  (25,384,364)  (61,230,714)  (65,954,771)  (63,376,529)  (7,462,889)  (6,009,029)  (5,958,155)
  (2,532,838)   (2,700,705)   (2,845,972)   (6,313,295)   (6,523,754)   (6,599,557)    (617,873)    (593,300)    (578,443)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
  (6,180,070)   (5,365,950)   (1,897,102)   12,750,410    35,315,678    43,805,121    1,664,807      502,588   (3,062,511)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
   6,497,625    14,470,608    20,480,989   101,995,452    57,393,563    91,061,431   10,653,430    8,780,790    4,090,635
 222,219,970   207,749,362   187,268,373   605,569,341   548,175,778   457,114,347   56,855,714   48,074,924   43,984,289
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------  -----------
$228,717,595  $222,219,970  $207,749,362  $707,564,793  $605,569,341  $548,175,778  $67,509,144  $56,855,714  $48,074,924
============  ============  ============  ============  ============  ============  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004


                                                             FI MID CAP OPPORTUNITIES
                                                                INVESTMENT DIVISION
                                                     ----------------------------------------
                                                         2006          2005          2004
                                                     ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)...................... $ (2,228,656) $ (2,011,441) $   (631,368)
  Net realized gain (loss) on investments...........   (4,482,428)   (1,015,121)     (717,628)
  Change in unrealized appreciation (depreciation)
   of investments...................................   33,489,573    17,191,699    33,098,684
                                                     ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from operations..................................   26,778,489    14,165,137    31,749,688
                                                     ------------  ------------  ------------
From capital transactions:
  Payments received from policy owners..............   38,876,326    43,356,457    48,069,931
  Transfers between investment divisions (including
   fixed account), net..............................   (8,221,054)   (7,897,866)   (5,135,559)
  Transfers for contract benefits and terminations..  (31,115,888)  (28,428,579)  (26,517,370)
  Contract maintenance charges......................   (2,600,173)   (2,775,385)   (2,918,570)
                                                     ------------  ------------  ------------
  Net increase (decrease) in net assets resulting
   from capital transactions........................   (3,060,789)    4,254,627    13,498,432
                                                     ------------  ------------  ------------
NET CHANGE IN NET ASSETS............................   23,717,700    18,419,764    45,248,120
NET ASSETS - BEGINNING OF
 PERIOD.............................................  247,745,972   229,326,208   184,078,088
                                                     ------------  ------------  ------------
NET ASSETS - END OF PERIOD.......................... $271,463,672  $247,745,972  $229,326,208
                                                     ============  ============  ============

                                                         T. ROWE PRICE SMALL CAP GROWTH
                                                              INVESTMENT DIVISION
                                                     -------------------------------------
                                                         2006         2005         2004
                                                     -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)...................... $  (661,143) $  (595,465) $  (530,571)
  Net realized gain (loss) on investments...........     842,686       37,997      (69,548)
  Change in unrealized appreciation (depreciation)
   of investments...................................   2,138,730    7,936,747    7,181,746
                                                     -----------  -----------  -----------
  Net increase (decrease) in net assets resulting
   from operations..................................   2,320,273    7,379,279    6,581,627
                                                     -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners..............  10,038,924   11,374,021   12,623,285
  Transfers between investment divisions (including
   fixed account), net..............................  (2,086,001)  (1,830,915)  (1,032,512)
  Transfers for contract benefits and terminations..  (8,444,978)  (7,634,448)  (8,592,490)
  Contract maintenance charges......................    (647,518)    (689,925)    (734,683)
                                                     -----------  -----------  -----------
  Net increase (decrease) in net assets resulting
   from capital transactions........................  (1,139,573)   1,218,733    2,263,600
                                                     -----------  -----------  -----------
NET CHANGE IN NET ASSETS............................   1,180,700    8,598,012    8,845,227
NET ASSETS - BEGINNING OF
 PERIOD.............................................  80,632,046   72,034,034   63,188,807
                                                     -----------  -----------  -----------
NET ASSETS - END OF PERIOD.......................... $81,812,746  $80,632,046  $72,034,034
                                                     ===========  ===========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

      OPPENHEIMER GLOBAL EQUITY            HARRIS OAKMARK LARGE CAP VALUE         NEUBERGER BERMAN MID CAP VALUE
         INVESTMENT DIVISION                    INVESTMENT DIVISION                    INVESTMENT DIVISION
-------------------------------------  -------------------------------------  -------------------------------------
    2006         2005         2004         2006         2005         2004         2006         2005         2004
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$   753,065  $   (89,544) $   232,594  $   (31,123) $   (61,565) $  (149,989) $  (262,264) $  (310,757) $  (222,936)
  1,433,066      270,279     (301,695)     835,096      398,007      613,781    7,045,174    5,078,424    1,461,536

  4,443,736    5,277,659    4,666,310    8,574,081   (1,475,339)   4,130,792      382,304    1,374,494    6,555,902
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  6,629,867    5,458,394    4,597,209    9,378,054   (1,138,897)   4,594,584    7,165,214    6,142,161    7,794,502
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  5,350,913    5,253,047    5,683,708   11,305,507   12,688,012   13,168,295   13,072,820   11,535,409    9,617,754

    346,998      942,030     (734,504)  (3,330,328)  (1,524,510)   3,020,747    3,378,877    5,790,659    4,985,822
 (4,641,986)  (3,896,726)  (3,723,703)  (6,934,616)  (6,083,211)  (6,510,509)  (8,261,662)  (6,788,430)  (5,533,976)
   (346,053)    (334,426)    (335,951)    (571,212)    (629,112)    (643,594)    (772,295)    (742,665)    (594,392)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
    709,872    1,963,925      889,550      469,351    4,451,179    9,034,939    7,417,740    9,794,973    8,475,208
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  7,339,739    7,422,319    5,486,759    9,847,405    3,312,282   13,629,523   14,582,954   15,937,134   16,269,710
 41,604,796   34,182,477   28,695,718   54,445,434   51,133,152   37,503,629   63,152,395   47,215,261   30,945,551
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$48,944,535  $41,604,796  $34,182,477  $64,292,839  $54,445,434  $51,133,152  $77,735,349  $63,152,395  $47,215,261
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                            T. ROWE PRICE LARGE CAP GROWTH
                                                                 INVESTMENT DIVISION
                                                        -------------------------------------
                                                            2006         2005         2004
                                                        -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (223,162) $  (106,612) $  (218,401)
  Net realized gain (loss) on investments..............     507,318      187,894      989,653
  Change in unrealized appreciation (depreciation) of
   investments.........................................   5,044,250    2,209,286    2,694,772
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   5,328,406    2,290,568    3,466,024
                                                        -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners.................   7,320,586    7,692,933    8,249,009
  Transfers between investment divisions (including
   fixed account), net.................................     264,173     (171,639)   1,145,251
  Transfers for contract benefits and terminations.....  (5,165,545)  (4,403,866)  (9,293,945)
  Contract maintenance charges.........................    (382,066)    (421,056)    (419,952)
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   2,037,148    2,696,372     (319,637)
                                                        -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................   7,365,554    4,986,940    3,146,387
NET ASSETS - BEGINNING OF PERIOD.......................  41,950,019   36,963,079   33,816,692
                                                        -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $49,315,573  $41,950,019  $36,963,079
                                                        ===========  ===========  ===========

                                                            LEHMAN BROTHERS AGGREGATE BOND
                                                              INDEX INVESTMENT DIVISION
                                                        -------------------------------------
                                                            2006         2005         2004
                                                        -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $ 3,031,227  $ 2,261,399  $ 1,424,166
  Net realized gain (loss) on investments..............     (57,852)     113,726      451,466
  Change in unrealized appreciation (depreciation) of
   investments.........................................     (71,436)  (1,403,001)     266,268
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   2,901,939      972,124    2,141,900
                                                        -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners.................  17,471,563   16,818,608   15,979,551
  Transfers between investment divisions (including
   fixed account), net.................................     387,397    4,909,390    5,023,325
  Transfers for contract benefits and terminations.....  (9,873,441)  (8,858,700)  (9,500,569)
  Contract maintenance charges.........................  (1,017,544)  (1,003,817)    (928,706)
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   6,967,975   11,865,481   10,573,601
                                                        -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................   9,869,914   12,837,605   12,715,501
NET ASSETS - BEGINNING OF PERIOD.......................  80,547,413   67,709,808   54,994,307
                                                        -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $90,417,327  $80,547,413  $67,709,808
                                                        ===========  ===========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

      MORGAN STANLEY EAFE INDEX                  RUSSELL 2000 INDEX                JENNISON GROWTH
         INVESTMENT DIVISION                    INVESTMENT DIVISION              INVESTMENT DIVISION
-------------------------------------  -------------------------------------  ------------------------
    2006         2005         2004         2006         2005         2004         2006       2005 (A)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$   423,680  $   285,699  $   (28,456) $    (4,913) $   (26,606) $  (114,631) $  (113,119) $   (67,101)
    984,685      590,734    1,189,725    2,636,194    2,249,464      973,061      127,931       36,398

  9,577,488    3,753,078    3,997,066    5,025,107     (613,275)   4,412,786      269,709    2,206,440
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

 10,985,853    4,629,511    5,158,335    7,656,388    1,609,583    5,271,216      284,521    2,175,737
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
  9,956,199    8,982,849    8,790,918    9,061,617    8,761,720    8,664,945    2,455,072    1,741,473

  1,802,577    1,409,687     (311,398)   1,828,304      216,481      458,588      (87,387)  10,052,349
 (6,191,531)  (4,556,058)  (4,833,983)  (5,449,499)  (4,585,206)  (4,558,485)  (1,519,992)    (801,396)
   (608,893)    (560,009)    (542,470)    (444,667)    (451,493)    (476,782)    (117,200)     (83,918)
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

  4,958,352    5,276,469    3,103,067    4,995,755    3,941,502    4,088,266      730,493   10,908,508
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
 15,944,205    9,905,980    8,261,402   12,652,143    5,551,085    9,359,482    1,015,014   13,084,245
 42,457,559   32,551,579   24,290,177   42,636,846   37,085,761   27,726,279   13,084,245           --
-----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
$58,401,764  $42,457,559  $32,551,579  $55,288,989  $42,636,846  $37,085,761  $14,099,259  $13,084,245
===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                               BLACKROCK STRATEGIC VALUE
                                                                  INVESTMENT DIVISION
                                                        ---------------------------------------
                                                            2006          2005          2004
                                                        ------------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   (529,917) $   (714,689) $  (563,943)
  Net realized gain (loss) on investments..............   18,850,246     6,137,592      827,418
  Change in unrealized appreciation (depreciation) of
   investments.........................................   (4,073,024)   (2,502,234)   9,427,091
                                                        ------------  ------------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   14,247,305     2,920,669    9,690,566
                                                        ------------  ------------  -----------
From capital transactions:
  Payments received from policy owners.................   17,326,197    18,598,115   19,308,810
  Transfers between investment divisions (including
   fixed account), net.................................   (3,858,623)     (376,162)   4,975,092
  Transfers for contract benefits and terminations.....  (11,473,310)  (10,277,357)  (9,064,500)
  Contract maintenance charges.........................     (949,963)   (1,083,993)  (1,107,991)
                                                        ------------  ------------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................    1,044,301     6,860,603   14,111,411
                                                        ------------  ------------  -----------
NET CHANGE IN NET ASSETS...............................   15,291,606     9,781,272   23,801,977
NET ASSETS - BEGINNING OF PERIOD.......................   90,122,911    80,341,639   56,539,662
                                                        ------------  ------------  -----------
NET ASSETS - END OF PERIOD............................. $105,414,517  $ 90,122,911  $80,341,639
                                                        ============  ============  ===========

                                                             METLIFE MID CAP STOCK INDEX
                                                                 INVESTMENT DIVISION
                                                        -------------------------------------
                                                            2006         2005         2004
                                                        -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   186,015  $   (62,688) $  (102,247)
  Net realized gain (loss) on investments..............   4,163,714    2,719,370    1,073,108
  Change in unrealized appreciation (depreciation) of
   investments.........................................     201,865    1,900,535    3,817,899
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   4,551,594    4,557,217    4,788,760
                                                        -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners.................   9,822,002    9,146,889    9,137,346
  Transfers between investment divisions (including
   fixed account), net.................................   1,873,265    1,259,495      306,699
  Transfers for contract benefits and terminations.....  (6,104,554)  (4,761,151)  (4,679,892)
  Contract maintenance charges.........................    (575,448)    (564,557)    (592,416)
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   5,015,265    5,080,676    4,171,737
                                                        -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................   9,566,859    9,637,893    8,960,497
NET ASSETS - BEGINNING OF PERIOD.......................  46,523,277   36,885,384   27,924,887
                                                        -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $56,090,136  $46,523,277  $36,885,384
                                                        ===========  ===========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON SMALL CAP GROWTH      BLACKROCK LARGE CAP VALUE               DAVIS VENTURE VALUE
        INVESTMENT DIVISION                 INVESTMENT DIVISION                  INVESTMENT DIVISION
----------------------------------  ----------------------------------  -------------------------------------
   2006        2005        2004        2006        2005        2004         2006         2005         2004
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
$  (50,288) $  (39,601) $  (31,464) $   22,314  $    2,262  $  (18,736) $    19,378  $   (46,637) $   (59,671)
   422,517     282,478      40,690     510,491     121,570     105,597    2,307,728      226,016      508,082

   106,882     (56,267)    404,946     656,059     110,740     229,787    3,652,646    3,304,528    2,678,225
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------

   479,111     188,610     414,172   1,188,864     234,572     316,648    5,979,752    3,483,907    3,126,636
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
 1,209,783   1,166,638   1,182,207   1,723,914   1,318,222     918,978    9,665,122   10,136,134    7,205,230

   321,633    (104,904)    410,526   2,275,636     925,771   1,361,717   (4,035,297)   4,047,247    2,046,419
  (690,549)   (605,735)   (448,286)   (815,297)   (567,750)   (306,545)  (5,198,743)  (4,572,190)  (5,064,909)
   (59,735)    (63,990)    (69,434)   (113,002)    (94,564)    (80,033)    (544,235)    (476,321)    (368,534)
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------

   781,132     392,009   1,075,013   3,071,251   1,581,679   1,894,117     (113,153)   9,134,870    3,818,206
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
 1,260,243     580,619   1,489,185   4,260,115   1,816,251   2,210,765    5,866,599   12,618,777    6,944,842
 5,108,051   4,527,432   3,038,247   5,137,144   3,320,893   1,110,128   43,993,114   31,374,337   24,429,495
----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
$6,368,294  $5,108,051  $4,527,432  $9,397,259  $5,137,144  $3,320,893  $49,859,713  $43,993,114  $31,374,337
==========  ==========  ==========  ==========  ==========  ==========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                 LOOMIS SAYLES SMALL CAP
                                                                   INVESTMENT DIVISION
                                                           -----------------------------------
                                                               2006        2005        2004
                                                           -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)............................ $   (90,220) $  (60,646) $  (44,015)
  Net realized gain (loss) on investments.................   1,056,941     157,208     142,373
  Change in unrealized appreciation (depreciation) of
   investments............................................     425,449     365,753     718,393
                                                           -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations.............................................   1,392,170     462,315     816,751
                                                           -----------  ----------  ----------
From capital transactions:
  Payments received from policy owners....................   2,123,062   1,717,028   1,479,121
  Transfers between investment divisions (including fixed
   account), net..........................................   2,032,759     500,932     391,267
  Transfers for contract benefits and terminations........  (1,206,461)   (869,065)   (615,166)
  Contract maintenance charges............................    (122,287)   (103,268)    (88,437)
                                                           -----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions...................................   2,827,073   1,245,627   1,166,785
                                                           -----------  ----------  ----------
NET CHANGE IN NET ASSETS..................................   4,219,243   1,707,942   1,983,536
NET ASSETS - BEGINNING OF
 PERIOD...................................................   8,114,417   6,406,475   4,422,939
                                                           -----------  ----------  ----------
NET ASSETS - END OF PERIOD................................ $12,333,660  $8,114,417  $6,406,475
                                                           ===========  ==========  ==========

                                                             BLACKROCK LEGACY LARGE CAP GROWTH
                                                                    INVESTMENT DIVISION
                                                           ------------------------------------
                                                               2006         2005        2004
                                                           -----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)............................ $   (26,434) $   (11,264) $  (30,183)
  Net realized gain (loss) on investments.................     954,600       84,949     117,304
  Change in unrealized appreciation (depreciation) of
   investments............................................  (1,121,566)     498,307     394,196
                                                           -----------  -----------  ----------
  Net increase (decrease) in net assets resulting from
   operations.............................................    (193,400)     571,992     481,317
                                                           -----------  -----------  ----------
From capital transactions:
  Payments received from policy owners....................     579,414    3,105,072   1,206,954
  Transfers between investment divisions (including fixed
   account), net..........................................  (7,570,628)     801,381     276,437
  Transfers for contract benefits and terminations........    (633,020)    (769,004)   (432,832)
  Contract maintenance charges............................     (22,079)     (57,919)     (7,784)
                                                           -----------  -----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions...................................  (7,646,313)   3,079,530   1,042,775
                                                           -----------  -----------  ----------
NET CHANGE IN NET ASSETS..................................  (7,839,713)   3,651,522   1,524,092
NET ASSETS - BEGINNING OF
 PERIOD...................................................  10,109,046    6,457,524   4,933,432
                                                           -----------  -----------  ----------
NET ASSETS - END OF PERIOD................................ $ 2,269,333  $10,109,046  $6,457,524
                                                           ===========  ===========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

        MFS INVESTORS TRUST                      BLACKROCK BOND INCOME                    FI VALUE LEADERS
        INVESTMENT DIVISION                       INVESTMENT DIVISION                    INVESTMENT DIVISION
-----------------------------------    ----------------------------------------  ----------------------------------
  2006 (B)        2005        2004         2006          2005          2004         2006        2005        2004
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
$    35,455    $  (20,254) $  (14,069) $  4,656,087  $  2,894,879  $  3,099,803  $    6,148  $    3,733  $    2,427
    830,510        75,511      10,690      (168,463)    1,142,272     2,831,666     177,507      80,493      13,334
   (658,871)      189,614     322,040    (1,188,505)   (2,577,646)   (2,928,093)    304,366     177,601     106,438
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
    207,094       244,871     318,661     3,299,119     1,459,505     3,003,376     488,021     261,827     122,199
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
    370,498     1,132,702     898,597    13,105,607    17,949,210    16,181,503   1,367,655     766,467     394,566
 (4,601,373)          239     975,437    (6,953,279)   (1,273,740)   (8,366,427)  1,301,345   1,396,629     293,780
   (172,682)     (481,203)   (345,319)  (10,963,629)  (11,652,405)  (17,319,288)   (560,428)   (303,329)    (97,951)
    (20,273)      (66,864)     (4,431)     (869,770)     (963,524)   (1,044,671)    (80,569)    (49,277)    (27,320)
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
 (4,423,830)      584,874   1,524,284    (5,681,071)    4,059,541   (10,548,883)  2,028,003   1,810,490     563,075
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
 (4,216,736)      829,745   1,842,945    (2,381,952)    5,519,046    (7,545,507)  2,516,024   2,072,317     685,274
  4,216,736     3,386,991   1,544,046    94,693,129    89,174,083    96,719,590   3,262,874   1,190,557     505,283
-----------    ----------  ----------  ------------  ------------  ------------  ----------  ----------  ----------
$        --    $4,216,736  $3,386,991  $ 92,311,177  $ 94,693,129  $ 89,174,083  $5,778,898  $3,262,874  $1,190,557
===========    ==========  ==========  ============  ============  ============  ==========  ==========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                             HARRIS OAKMARK FOCUSED VALUE
                                                                 INVESTMENT DIVISION
                                                        -------------------------------------
                                                            2006         2005         2004
                                                        -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $  (289,521) $  (352,004) $  (249,444)
  Net realized gain (loss) on investments..............   5,738,053    1,079,635      512,114
  Change in unrealized appreciation (depreciation) of
   investments.........................................     467,020    3,071,366    2,796,718
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................   5,915,552    3,798,997    3,059,388
                                                        -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners.................  10,865,790   10,775,287    9,971,788
  Transfers between investment divisions (including
   fixed account), net.................................  (1,374,110)   2,872,307    3,578,452
  Transfers for contract benefits and terminations.....  (5,917,371)  (5,437,808)  (4,043,365)
  Contract maintenance charges.........................    (565,118)    (601,755)    (587,168)
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   3,009,191    7,608,031    8,919,707
                                                        -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................   8,924,743   11,407,028   11,979,095
NET ASSETS - BEGINNING OF PERIOD.......................  49,251,761   37,844,733   25,865,638
                                                        -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $58,176,504  $49,251,761  $37,844,733
                                                        ===========  ===========  ===========

                                                               WESTERN ASSET MANAGEMENT
                                                             STRATEGIC BOND OPPORTUNITIES
                                                                 INVESTMENT DIVISION
                                                        -------------------------------------
                                                            2006         2005         2004
                                                        -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)......................... $   566,836  $   232,123  $   129,633
  Net realized gain (loss) on investments..............     153,548      253,976       74,022
  Change in unrealized appreciation (depreciation) of
   investments.........................................    (101,864)    (261,648)     217,644
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..........................................     618,520      224,451      421,299
                                                        -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners.................   4,045,076    3,710,450    2,921,606
  Transfers between investment divisions (including
   fixed account), net.................................     608,234    1,981,025    1,525,465
  Transfers for contract benefits and terminations.....  (1,945,254)  (1,708,034)  (1,062,203)
  Contract maintenance charges.........................    (233,149)    (241,733)    (226,689)
                                                        -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions................................   2,474,907    3,741,708    3,158,179
                                                        -----------  -----------  -----------
NET CHANGE IN NET ASSETS...............................   3,093,427    3,966,159    3,579,478
NET ASSETS - BEGINNING OF PERIOD.......................  12,708,706    8,742,547    5,163,069
                                                        -----------  -----------  -----------
NET ASSETS - END OF PERIOD............................. $15,802,133  $12,708,706  $ 8,742,547
                                                        ===========  ===========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

       WESTERN ASSET MANAGEMENT
           U.S. GOVERNMENT                       BLACKROCK MONEY MARKET                 MFS TOTAL RETURN
         INVESTMENT DIVISION                      INVESTMENT DIVISION                  INVESTMENT DIVISION
-------------------------------------    -------------------------------------  --------------------------------
    2006           2005         2004         2006         2005         2004        2006        2005     2004 (D)
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
$   316,238    $    54,588  $    38,081  $ 1,597,189  $   628,330  $   112,176  $   66,316  $   25,741  $ (1,443)
    (10,510)       192,618       84,611           --           --           --      64,610      18,142       429
    127,750       (152,454)      55,424           --           --           --     205,638      (3,131)   39,191
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
    433,478         94,752      178,116    1,597,189      628,330      112,176     336,564      40,752    38,177
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
  3,383,683      3,487,915    3,283,565    5,160,393    3,943,073    6,959,659   1,268,749     657,976   133,508
     68,005        764,728      190,342   28,142,059   (3,511,345)   2,796,932     560,665     970,499   628,279
 (1,659,897)    (1,599,285)  (1,275,666)  (3,552,541)  (2,144,871)  (8,000,833)   (448,682)   (210,813)  (23,532)
   (189,188)      (211,939)    (203,121)     (46,252)     (49,337)     (52,238)    (92,585)    (68,131)   (9,505)
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
  1,602,603      2,441,419    1,995,120   29,703,659   (1,762,480)   1,703,520   1,288,147   1,349,531   728,750
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
  2,036,081      2,536,171    2,173,236   31,300,848   (1,134,150)   1,815,696   1,624,711   1,390,283   766,927
 12,014,309      9,478,138    7,304,902   28,027,973   29,162,123   27,346,427   2,157,210     766,927        --
-----------    -----------  -----------  -----------  -----------  -----------  ----------  ----------  --------
$14,050,390    $12,014,309  $ 9,478,138  $59,328,821  $28,027,973  $29,162,123  $3,781,921  $2,157,210  $766,927
===========    ===========  ===========  ===========  ===========  ===========  ==========  ==========  ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                     METLIFE CONSERVATIVE METLIFE CONSERVATIVE
                                                                         ALLOCATION            TO MODERATE
                                                                         INVESTMENT       ALLOCATION INVESTMENT
                                                                          DIVISION              DIVISION
                                                                     ------------------   --------------------
                                                                       2006     2005 (A)     2006     2005 (A)
                                                                     --------   --------  ----------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)...................................... $  7,154   $     24  $   18,671  $    240
  Net realized gain (loss) on investments...........................    2,237        370      32,936     1,752
  Change in unrealized appreciation (depreciation) of investments...   19,393        554      73,219     9,258
                                                                     --------   --------  ----------  --------
  Net increase (decrease) in net assets resulting from operations...   28,784        948     124,826    11,250
                                                                     --------   --------  ----------  --------
From capital transactions:
  Payments received from policy owners..............................   60,249     11,888     351,209    49,524
  Transfers between investment divisions (including fixed account),
   net..............................................................  382,425    113,429   1,104,702   566,129
  Transfers for contract benefits and terminations..................  (90,578)    (7,353)   (235,736)  (42,716)
  Contract maintenance charges......................................   (6,853)      (687)    (39,460)   (5,676)
                                                                     --------   --------  ----------  --------
  Net increase (decrease) in net assets resulting from capital
   transactions.....................................................  345,243    117,277   1,180,715   567,261
                                                                     --------   --------  ----------  --------
NET CHANGE IN NET ASSETS............................................  374,027    118,225   1,305,541   578,511
NET ASSETS - BEGINNING OF PERIOD....................................  118,225          0     578,511        --
                                                                     --------   --------  ----------  --------
NET ASSETS - END OF PERIOD.......................................... $492,252   $118,225  $1,884,052  $578,511
                                                                     ========   ========  ==========  ========

                                                                        METLIFE MODERATE
                                                                      ALLOCATION INVESTMENT
                                                                            DIVISION
                                                                     ----------------------
                                                                        2006      2005 (A)
                                                                     ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)...................................... $   30,400  $    2,200
  Net realized gain (loss) on investments...........................    155,125       3,689
  Change in unrealized appreciation (depreciation) of investments...    474,841      25,822
                                                                     ----------  ----------
  Net increase (decrease) in net assets resulting from operations...    660,366      31,711
                                                                     ----------  ----------
From capital transactions:
  Payments received from policy owners..............................  2,581,867     246,532
  Transfers between investment divisions (including fixed account),
   net..............................................................  5,712,018   1,278,986
  Transfers for contract benefits and terminations..................   (784,736)    (84,277)
  Contract maintenance charges......................................   (212,676)    (23,517)
                                                                     ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions.....................................................  7,296,473   1,417,724
                                                                     ----------  ----------
NET CHANGE IN NET ASSETS............................................  7,956,839   1,449,435
NET ASSETS - BEGINNING OF PERIOD....................................  1,449,435           0
                                                                     ----------  ----------
NET ASSETS - END OF PERIOD.......................................... $9,406,274  $1,449,435
                                                                     ==========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

  METLIFE MODERATE TO           METLIFE         FI LARGE              JANUS ASPEN
 AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION    CAP              LARGE CAP GROWTH
       INVESTMENT             INVESTMENT       INVESTMENT             INVESTMENT
        DIVISION               DIVISION         DIVISION               DIVISION
-----------------------  --------------------  ---------- ----------------------------------
    2006      2005 (A)      2006     2005 (A)   2006 (C)     2006        `2005       2004
-----------  ----------  ----------  --------  ---------- ----------  ----------  ----------
$    12,275  $    2,925  $   (3,889) $    461   $   (246) $      660  $   (6,186) $  (11,788)
    211,255       4,962      (1,267)    3,136         21      80,063     (62,709)   (193,886)
    870,757      64,564     225,674    10,725      4,291     477,638     263,241     407,058
-----------  ----------  ----------  --------   --------  ----------  ----------  ----------
  1,094,287      72,451     220,518    14,322      4,066     558,361     194,346     201,384
-----------  ----------  ----------  --------   --------  ----------  ----------  ----------
  3,660,525     350,076     769,602    77,484     13,027     729,644     743,854     846,747

  8,417,200   2,046,335   1,804,040   381,966     64,888    (237,146)    (38,037)     (5,912)
 (1,241,906)    (89,135)   (234,386)  (14,778)   (19,732)   (183,324)   (242,724)   (265,477)
   (361,044)    (30,324)    (77,888)   (6,321)      (564)         --          --          --
-----------  ----------  ----------  --------   --------  ----------  ----------  ----------

 10,474,775   2,276,952   2,261,368   438,351     57,619     309,174     463,093     575,358
-----------  ----------  ----------  --------   --------  ----------  ----------  ----------
 11,569,062   2,349,403   2,481,886   452,673     61,685     867,535     657,439     776,742
  2,349,403          --     452,673        --         --   4,934,074   4,276,635   3,499,893
-----------  ----------  ----------  --------   --------  ----------  ----------  ----------
$13,918,465  $2,349,403  $2,934,559  $452,673   $ 61,685  $5,801,609  $4,934,074  $4,276,635
===========  ==========  ==========  ========   ========  ==========  ==========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                             JANUS ASPEN BALANCED   JANUS ASPEN FORTY
                                                                              INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                             --------------------  -------------------
                                                                              2006    2005   2004    2006    2005 2004
                                                                             ------  ------  ----  --------  ---- ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   37  $   24  $  4  $   (231) $--  $--
  Net realized gain (loss) on investments...................................     33      --    --       (26)  --   --
  Change in unrealized appreciation (depreciation) of investments...........    147       4     4     8,113   --   --
                                                                             ------  ------  ----  --------  ---  ---
  Net increase (decrease) in net assets resulting from operations...........    217      28     8     7,856   --   --
                                                                             ------  ------  ----  --------  ---  ---
From capital transactions:
  Payments received from policy owners......................................    234     234   234        --   --   --
  Transfers between investment divisions (including fixed account), net.....     --   1,745    --   107,014   --   --
  Transfers for contract benefits and terminations..........................   (328)    (56)   (5)   (3,508)  --   --
  Contract maintenance charges..............................................     --      --    --        --   --   --
                                                                             ------  ------  ----  --------  ---  ---
  Net increase (decrease) in net assets resulting from capital transactions.    (94)  1,923   229   103,506   --   --
                                                                             ------  ------  ----  --------  ---  ---
NET CHANGE IN NET ASSETS....................................................    123   1,951   237   111,362   --   --
NET ASSETS - BEGINNING OF PERIOD............................................  2,188     237    --        --   --   --
                                                                             ------  ------  ----  --------  ---  ---
NET ASSETS - END OF PERIOD.................................................. $2,311  $2,188  $237  $111,362  $--  $--
                                                                             ======  ======  ====  ========  ===  ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

      AIM V.I. CORE STOCK       AIM V.I. CORE EQUITY AIM V.I. GOVERNMENT SECURITIES
      INVESTMENT DIVISION       INVESTMENT DIVISION     INVESTMENT DIVISION
 -----------------------------  -------------------- -----------------------------
  2006 (B)    2005      2004          2006 (C)        2006       2005     2004 (D)
 ---------  --------  --------  --------------------  ------    -------   --------
 $   2,312  $   (134) $  1,090        $    582       $  248    $   193     $   29
    37,949     5,489      (458)             40           (8)       107         (2)
   (16,441)    3,571     9,085          25,383          (28)      (117)       (20)
 ---------  --------  --------        --------        ------    -------    ------
    23,820     8,926     9,717          26,005          212        183          7
 ---------  --------  --------        --------        ------    -------    ------
     1,372    49,677    51,947          48,952           --      4,439      2,238
  (245,401)  (55,334)       --         245,401           --      6,772      2,151
    (9,908)  (13,071)   (6,151)         64,485         (810)    (7,449)       (86)
        --        --        --              --           --         --         --
 ---------  --------  --------        --------        ------    -------    ------
  (253,937)  (18,728)   45,796         358,838         (810)     3,762      4,303
 ---------  --------  --------        --------        ------    -------    ------
  (230,117)   (9,802)   55,513         384,843         (598)     3,945      4,310
   230,117   239,919   184,406              --        8,255      4,310         --
 ---------  --------  --------        --------        ------    -------    ------
 $      --  $230,117  $239,919        $384,843       $7,657    $ 8,255     $4,310
 =========  ========  ========        ========        ======    =======    ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                    AIM V.I. GLOBAL REAL ESTATE
                                                                        INVESTMENT DIVISION
                                                                ----------------------------------
                                                                   2006        2005        2004
                                                                ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $   15,226  $   11,252  $    4,529
  Net realized gain (loss) on investments......................    416,936     213,105      74,898
  Change in unrealized appreciation (depreciation) of
   investments.................................................    328,141       7,005     204,103
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..................................................    760,303     231,362     283,530
                                                                ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners.........................     86,308     128,022     652,190
  Transfers between investment divisions (including fixed
   account), net...............................................    198,270     149,537     306,861
  Transfers for contract benefits and terminations.............    (30,087)    (69,158)   (113,133)
  Contract maintenance charges.................................         --          --          --
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................    254,491     208,401     845,918
                                                                ----------  ----------  ----------
NET CHANGE IN NET ASSETS.......................................  1,014,794     439,763   1,129,448
NET ASSETS - BEGINNING OF PERIOD...............................  1,747,819   1,308,056     178,608
                                                                ----------  ----------  ----------
NET ASSETS - END OF PERIOD..................................... $2,762,613  $1,747,819  $1,308,056
                                                                ==========  ==========  ==========

                                                                     FRANKLIN TEMPLETON FOREIGN
                                                                SECURITIES STOCK INVESTMENT DIVISION
                                                                -----------------------------------
                                                                   2006        2005         2004
                                                                ----------  ----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $   59,846  $   45,261  $    30,307
  Net realized gain (loss) on investments......................    553,100     259,867      153,352
  Change in unrealized appreciation (depreciation) of
   investments.................................................    743,656     264,624      613,265
                                                                ----------  ----------  -----------
  Net increase (decrease) in net assets resulting from
   operations..................................................  1,356,602     569,752      796,924
                                                                ----------  ----------  -----------
From capital transactions:
  Payments received from policy owners.........................    763,068     695,341    1,157,933
  Transfers between investment divisions (including fixed
   account), net...............................................   (517,563)    355,482      542,291
  Transfers for contract benefits and terminations.............   (473,870)   (482,178)  (1,250,997)
  Contract maintenance charges.................................         --          --           --
                                                                ----------  ----------  -----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................   (228,365)    568,645      449,227
                                                                ----------  ----------  -----------
NET CHANGE IN NET ASSETS.......................................  1,128,237   1,138,397    1,246,151
NET ASSETS - BEGINNING OF PERIOD...............................  6,438,080   5,299,683    4,053,532
                                                                ----------  ----------  -----------
NET ASSETS - END OF PERIOD..................................... $7,566,317  $6,438,080  $ 5,299,683
                                                                ==========  ==========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

FRANKLIN MUTUAL DISCOVERY SECURITIES ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY      FIDELITY VIP CONTRAFUND
    INVESTMENT DIVISION                  INVESTMENT DIVISION                    INVESTMENT DIVISION
------------------------------------ ----------------------------------  --------------------------------
  2006         2005       2004 (D)     2006        2005        2004         2006        2005       2004
 --------     --------    --------    -------     -------     --------   ----------  ---------  ---------
$  3,193     $    546       $--      $  (169)    $  (135)    $    (77)   $   10,749  $  (1,913) $  (1,683)
  26,820          132        --        2,596         255          108       231,297    170,166     62,282

  90,251        8,764        --        2,024       1,638        2,247      (100,652)   (22,158)    45,971
 --------     --------      ---       -------     -------     --------   ----------  ---------  ---------

 120,264        9,442        --        4,451       1,758        2,278       141,394    146,095    106,570
 --------     --------      ---       -------     -------     --------   ----------  ---------  ---------
  81,841        3,124        --       17,259       6,941        5,469       311,963    159,311    134,841

 596,967      110,323        --         (346)     13,706           --       978,906    112,842     34,413
 (21,627)      (1,225)       --         (581)       (733)     (32,706)     (262,058)  (316,026)  (350,609)
      --           --        --           --          --           --            --         --         --
 --------     --------      ---       -------     -------     --------   ----------  ---------  ---------

 657,181      112,222        --       16,332      19,914      (27,237)    1,028,811    (43,873)  (181,355)
 --------     --------      ---       -------     -------     --------   ----------  ---------  ---------
 777,445      121,664        --       20,783      21,672      (24,959)    1,170,205    102,222    (74,785)
 121,664           --        --       42,308      20,636       45,595       921,114    818,892    893,677
 --------     --------      ---       -------     -------     --------   ----------  ---------  ---------
$899,109     $121,664       $--      $63,091     $42,308     $ 20,636    $2,091,319  $ 921,114  $ 818,892
 ========     ========      ===       =======     =======     ========   ==========  =========  =========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                      FIDELITY VIP
                                                                                  ASSET MANAGER GROWTH
                                                                                  INVESTMENT DIVISION
                                                                             -----------------------------
                                                                               2006       2005      2004
                                                                             --------  ---------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ 12,363  $  14,795  $  9,621
  Net realized gain (loss) on investments...................................    3,099     38,662     3,245
  Change in unrealized appreciation (depreciation) of investments...........   39,972    (29,733)   19,246
                                                                             --------  ---------  --------
  Net increase (decrease) in net assets resulting from operations...........   55,434     23,724    32,112
                                                                             --------  ---------  --------
From capital transactions:
  Payments received from policy owners......................................  206,112    202,315   261,139
  Transfers between investment divisions (including fixed account), net.....   26,719   (157,813)   38,214
  Transfers for contract benefits and terminations..........................  (38,590)   (64,202)  (59,717)
  Contract maintenance charges..............................................       --         --        --
                                                                             --------  ---------  --------
  Net increase (decrease) in net assets resulting from capital transactions.  194,241    (19,700)  239,636
                                                                             --------  ---------  --------
NET CHANGE IN NET ASSETS....................................................  249,675      4,024   271,748
NET ASSETS - BEGINNING OF PERIOD............................................  708,401    704,377   432,629
                                                                             --------  ---------  --------
NET ASSETS - END OF PERIOD.................................................. $958,076  $ 708,401  $704,377
                                                                             ========  =========  ========

                                                                                    FIDELITY VIP
                                                                               INVESTMENT GRADE BOND
                                                                                INVESTMENT DIVISION
                                                                             -------------------------
                                                                               2006     2005   2004 (D)
                                                                             -------  -------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $ 1,359  $   468  $    (4)
  Net realized gain (loss) on investments...................................    (836)     276        8
  Change in unrealized appreciation (depreciation) of investments...........     767     (370)      12
                                                                             -------  -------  -------
  Net increase (decrease) in net assets resulting from operations...........   1,290      374       16
                                                                             -------  -------  -------
From capital transactions:
  Payments received from policy owners......................................   6,033    8,457    2,238
  Transfers between investment divisions (including fixed account), net.....  (2,639)  12,839   10,966
  Transfers for contract benefits and terminations..........................  (1,190)  (1,307)     (99)
  Contract maintenance charges..............................................      --       --       --
                                                                             -------  -------  -------
  Net increase (decrease) in net assets resulting from capital transactions.   2,204   19,989   13,105
                                                                             -------  -------  -------
NET CHANGE IN NET ASSETS....................................................   3,494   20,363   13,121
NET ASSETS - BEGINNING OF PERIOD............................................  33,484   13,121       --
                                                                             -------  -------  -------
NET ASSETS - END OF PERIOD.................................................. $36,978  $33,484  $13,121
                                                                             =======  =======  =======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

        FIDELITY VIP
        EQUITY-INCOME                  AMERICAN FUNDS GROWTH               AMERICAN FUNDS GROWTH-INCOME
     INVESTMENT DIVISION                INVESTMENT DIVISION                    INVESTMENT DIVISION
----------------------------  --------------------------------------  -------------------------------------
  2006       2005    2004 (D)     2006          2005         2004         2006         2005         2004
--------  ---------  -------- ------------  -----------  -----------  -----------  -----------  -----------
$  7,573  $     (72) $    (5) $     (1,070) $   (51,712) $  (224,005) $   451,348  $   245,238  $    49,063
  38,676     (5,509)      --       921,608      115,149       53,047    1,479,184      279,927       60,134
   1,802        605       --     6,751,062    8,793,861    4,445,539    5,509,333    1,688,136    2,605,294
--------  ---------  -------  ------------  -----------  -----------  -----------  -----------  -----------
  48,051     (4,976)      (5)    7,671,600    8,857,298    4,274,581    7,439,865    2,212,301    2,714,491
--------  ---------  -------  ------------  -----------  -----------  -----------  -----------  -----------
 100,155      5,510    2,238    20,408,448   17,644,031   13,227,421   13,556,781   12,314,898   10,343,250
 268,439    158,037    7,499     7,977,297    8,768,204    7,788,495    3,888,560    3,766,503    5,800,181
  (8,877)  (143,273)     378   (10,216,286)  (7,385,112)  (4,525,688)  (7,007,825)  (5,437,593)  (3,791,653)
      --         --       --    (1,137,561)  (1,124,951)    (952,977)    (774,015)    (763,087)    (733,477)
--------  ---------  -------  ------------  -----------  -----------  -----------  -----------  -----------
 359,717     20,274   10,115    17,031,898   17,902,172   15,537,251    9,663,501    9,880,721   11,618,301
--------  ---------  -------  ------------  -----------  -----------  -----------  -----------  -----------
 407,768     15,298   10,110    24,703,498   26,759,470   19,811,832   17,103,366   12,093,022   14,332,792
  25,408     10,110       --    72,331,242   45,571,772   25,759,940   46,794,725   34,701,703   20,368,911
--------  ---------  -------  ------------  -----------  -----------  -----------  -----------  -----------
$433,176  $  25,408  $10,110  $ 97,034,740  $72,331,242  $45,571,772  $63,898,091  $46,794,725  $34,701,703
========  =========  =======  ============  ===========  ===========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                         AMERICAN FUNDS GLOBAL SMALL
                                                                CAPITALIZATION             AMERICAN FUNDS BOND
                                                             INVESTMENT DIVISION           INVESTMENT DIVISION
                                                    -------------------------------------  -------------------
                                                        2006         2005         2004          2006 (C)
                                                    -----------  -----------  -----------  -------------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
  Net investment income (loss)..................... $  (144,223) $    15,976  $   (73,946)      $    984
  Net realized gain (loss) on investments..........   3,009,637      669,665      169,126           (909)
  Change in unrealized appreciation
   (depreciation) of investments...................   4,197,799    3,507,811    1,710,690         13,837
                                                    -----------  -----------  -----------       --------
  Net increase (decrease) in net assets
   resulting from operations.......................   7,063,213    4,193,452    1,805,870         13,912
                                                    -----------  -----------  -----------       --------
From capital transactions:
  Payments received from policy owners.............   7,823,334    5,167,339    3,240,987         89,127
  Transfers between investment divisions
   (including fixed account), net..................   8,047,794    6,080,729    3,070,772        574,222
  Transfers for contract benefits and terminations.  (4,078,614)  (2,417,794)  (1,167,960)       (25,984)
  Contract maintenance charges.....................    (444,175)    (320,403)    (222,662)        (7,101)
                                                    -----------  -----------  -----------       --------
  Net increase (decrease) in net assets
   resulting from capital transactions.............  11,348,339    8,509,871    4,921,137        630,264
                                                    -----------  -----------  -----------       --------
NET CHANGE IN NET ASSETS...........................  18,411,552   12,703,323    6,727,007        644,176
NET ASSETS - BEGINNING OF
 PERIOD............................................  25,231,190   12,527,867    5,800,860             --
                                                    -----------  -----------  -----------       --------
NET ASSETS - END OF PERIOD......................... $43,642,742  $25,231,190  $12,527,867       $644,176
                                                    ===========  ===========  ===========       ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.


    T. ROWE PRICE MID-CAP GROWTH         MFS RESEARCH INTERNATIONAL                PIMCO TOTAL RETURN
        INVESTMENT DIVISION                  INVESTMENT DIVISION                  INVESTMENT DIVISION
-----------------------------------  ----------------------------------  -------------------------------------
    2006        2005        2004        2006        2005        2004         2006         2005         2004
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
$   (91,448) $  (62,726) $  (35,600) $   50,995  $   (5,481) $  (17,381) $   501,885  $  (167,275) $ 1,080,256
    897,889     308,494     (21,255)    504,799     264,569     232,610       85,343      207,076       58,068

  (173,792)     895,073     874,468     963,904     280,569     176,752      469,783      311,680     (439,697)
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------

    632,649   1,140,841     817,613   1,519,698     539,657     391,981    1,057,011      351,481      698,627
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
  2,471,595   2,046,729   1,669,261   1,296,474     893,225     654,113    6,639,135    6,481,179    5,789,117

  1,091,785   1,212,270   1,315,562   3,802,566     262,049     530,150     (231,899)   1,715,784    2,455,515
 (1,496,131)   (940,796)   (604,570)   (803,202)   (364,173)   (252,598)  (3,387,681)  (2,934,170)  (2,238,890)
   (116,408)   (116,429)    (97,949)    (70,083)    (53,518)    (40,034)    (324,273)    (370,173)    (381,576)
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------

  1,950,841   2,201,774   2,282,304   4,225,755     737,583     891,631    2,695,282    4,892,620    5,624,166
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
  2,583,490   3,342,615   3,099,917   5,745,453   1,277,240   1,283,612    3,752,293    5,244,101    6,322,793

  9,817,802   6,475,187   3,375,270   4,058,072   2,780,832   1,497,220   24,263,960   19,019,859   12,697,066
-----------  ----------  ----------  ----------  ----------  ----------  -----------  -----------  -----------
$12,401,292  $9,817,802  $6,475,187  $9,803,525  $4,058,072  $2,780,832  $28,016,253  $24,263,960  $19,019,859
===========  ==========  ==========  ==========  ==========  ==========  ===========  ===========  ===========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                                  RCM GLOBAL TECHNOLOGY
                                                                   INVESTMENT DIVISION
                                                           ----------------------------------
                                                              2006        2005        2004
                                                           ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)............................ $  (61,070) $  (50,588) $  (45,242)
  Net realized gain (loss) on investments.................    222,324     240,857     (31,448)
  Change in unrealized appreciation (depreciation) of
   investments............................................    156,356     445,709    (200,859)
                                                           ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations.............................................    317,610     635,978    (277,549)
                                                           ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners....................  1,514,309   1,643,816   1,896,573
  Transfers between investment divisions (including fixed
   account), net..........................................   (174,207)   (451,962)    570,609
  Transfers for contract benefits and terminations........   (886,683)   (773,840)   (704,221)
  Contract maintenance charges............................    (72,151)    (78,461)   (117,065)
                                                           ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   capital transactions...................................    381,268     339,553   1,645,896
                                                           ----------  ----------  ----------
NET CHANGE IN NET ASSETS..................................    698,878     975,531   1,368,347
NET ASSETS - BEGINNING OF PERIOD..........................  6,824,691   5,849,160   4,480,813
                                                           ----------  ----------  ----------
NET ASSETS - END OF PERIOD................................ $7,523,569  $6,824,691  $5,849,160
                                                           ==========  ==========  ==========

                                                                 LORD ABBETT BOND DEBENTURE
                                                                    INVESTMENT DIVISION
                                                           -------------------------------------
                                                               2006         2005         2004
                                                           -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)............................ $ 1,051,283  $   622,354  $   384,601
  Net realized gain (loss) on investments.................      93,973      255,890      380,023
  Change in unrealized appreciation (depreciation) of
   investments............................................     324,579     (722,955)     258,228
                                                           -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   operations.............................................   1,469,835      155,289    1,022,852
                                                           -----------  -----------  -----------
From capital transactions:
  Payments received from policy owners....................   3,396,611    3,151,962    2,983,780
  Transfers between investment divisions (including fixed
   account), net..........................................     251,738      360,705      337,183
  Transfers for contract benefits and terminations........  (2,112,390)  (2,102,171)  (1,886,757)
  Contract maintenance charges............................    (168,589)    (176,300)    (161,744)
                                                           -----------  -----------  -----------
  Net increase (decrease) in net assets resulting from
   capital transactions...................................   1,367,370    1,234,196    1,272,462
                                                           -----------  -----------  -----------
NET CHANGE IN NET ASSETS..................................   2,837,205    1,389,485    2,295,314
NET ASSETS - BEGINNING OF PERIOD..........................  16,531,209   15,141,724   12,846,410
                                                           -----------  -----------  -----------
NET ASSETS - END OF PERIOD................................ $19,368,414  $16,531,209  $15,141,724
                                                           ===========  ===========  ===========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                                                  MET/AIM                          HARRIS OAKMARK
          LAZARD MID-CAP                     SMALL CAP GROWTH                      INTERNATIONAL
        INVESTMENT DIVISION                 INVESTMENT DIVISION                 INVESTMENT DIVISION
----------------------------------  ----------------------------------  -----------------------------------
   2006        2005        2004        2006        2005        2004         2006        2005        2004
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
$  (11,480) $  (11,927) $  (12,732) $  (16,523) $  (11,067) $   (7,126) $   223,306  $  (44,570) $  (14,172)
   413,010     416,755     127,885     285,390      68,224       6,508      999,953     247,669      87,469

    56,316    (198,731)    100,268     (33,826)     47,188      68,634    2,507,928     724,928     413,695
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------

   457,846     206,097     215,421     235,041     104,345      68,016    3,731,187     928,027     486,992
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
   908,370     900,458     685,733     582,851     446,774     398,392    3,829,877   2,085,109     717,538

   136,080     189,141     562,287     239,798      77,613     177,443    5,611,008   3,959,003   2,229,550
  (467,249)   (331,466)   (273,310)   (239,245)   (159,651)   (116,400)  (1,529,961)   (827,493)   (233,164)
   (48,424)    (54,363)    (54,666)    (28,878)    (25,202)    (27,544)    (204,430)   (133,999)    (50,723)
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------

   528,777     703,770     920,044     554,526     339,534     431,891    7,706,494   5,082,620   2,663,201
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
   986,623     909,867   1,135,465     789,567     443,879     499,907   11,437,681   6,010,647   3,150,193
 3,034,264   2,124,397     988,932   1,587,237   1,143,358     643,451    9,973,856   3,963,209     813,016
----------  ----------  ----------  ----------  ----------  ----------  -----------  ----------  ----------
$4,020,887  $3,034,264  $2,124,397  $2,376,804  $1,587,237  $1,143,358  $21,411,537  $9,973,856  $3,963,209
==========  ==========  ==========  ==========  ==========  ==========  ===========  ==========  ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                                   LEGG MASON AGGRESSIVE GROWTH
                                                                        INVESTMENT DIVISION
                                                                ----------------------------------
                                                                   2006        2005        2004
                                                                ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  (65,378) $  (52,753) $  (40,203)
  Net realized gain (loss) on investments......................    615,655      97,170      40,466
  Change in unrealized appreciation (depreciation) of
   investments.................................................   (742,982)    756,884     408,503
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..................................................   (192,705)    801,301     408,766
                                                                ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners.........................  1,626,695   1,636,045   1,751,040
  Transfers between investment divisions (including fixed
   account), net...............................................    (19,816)     62,227      96,192
  Transfers for contract benefits and terminations.............   (911,520)   (749,000)   (602,629)
  Contract maintenance charges.................................    (81,217)    (85,030)    (82,692)
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................    614,142     864,242   1,161,911
                                                                ----------  ----------  ----------
NET CHANGE IN NET ASSETS.......................................    421,437   1,665,543   1,570,677
NET ASSETS - BEGINNING OF PERIOD...............................  7,322,996   5,657,453   4,086,776
                                                                ----------  ----------  ----------
NET ASSETS - END OF PERIOD..................................... $7,744,433  $7,322,996  $5,657,453
                                                                ==========  ==========  ==========

                                                                   LORD ABBETT GROWTH AND INCOME
                                                                        INVESTMENT DIVISION
                                                                ----------------------------------
                                                                   2006        2005        2004
                                                                ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)................................. $  (21,761) $  (16,388) $    3,490
  Net realized gain (loss) on investments......................    962,704      65,775       8,536
  Change in unrealized appreciation (depreciation) of
   investments.................................................   (295,172)    110,292     304,313
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from
   operations..................................................    645,771     159,679     316,339
                                                                ----------  ----------  ----------
From capital transactions:
  Payments received from policy owners.........................    975,882     908,127     906,975
  Transfers between investment divisions (including fixed
   account), net...............................................    189,576     (24,320)     46,230
  Transfers for contract benefits and terminations.............   (110,448)   (137,531)    (98,526)
  Contract maintenance charges.................................         --          --          --
                                                                ----------  ----------  ----------
  Net increase (decrease) in net assets resulting from capital
   transactions................................................  1,055,010     746,276     854,679
                                                                ----------  ----------  ----------
NET CHANGE IN NET ASSETS.......................................  1,700,781     905,955   1,171,018
NET ASSETS - BEGINNING OF PERIOD...............................  4,160,587   3,254,632   2,083,614
                                                                ----------  ----------  ----------
NET ASSETS - END OF PERIOD..................................... $5,861,368  $4,160,587  $3,254,632
                                                                ==========  ==========  ==========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

          NEUBERGER BERMAN                  LORD ABBETT                THIRD AVENUE
            REAL ESTATE                    MID-CAP VALUE              SMALL CAP VALUE
        INVESTMENT DIVISION             INVESTMENT DIVISION         INVESTMENT DIVISION
-----------------------------------  -------------------------  --------------------------
    2006        2005      2004 (D)     2006     2005   2004 (D)   2006      2005   2004 (D)
-----------  ----------  ----------  -------  -------  -------- --------  -------  --------
$    19,481  $  (40,104) $   29,267  $    19  $    52    $  1   $   (349) $   (51)  $   12
    819,954      86,504      46,943    3,413    1,180       5      3,522      188      103

  3,020,558     660,111     124,804      880       85      10     21,745    1,856      (54)
-----------  ----------  ----------  -------  -------    ----   --------  -------   ------

  3,859,993     706,511     201,014    4,312    1,317      16     24,918    1,993       61
-----------  ----------  ----------  -------  -------    ----   --------  -------   ------
  3,735,060   2,008,005     228,551    3,267    1,127     234     55,993    7,110    2,238

  5,998,130   3,582,147   1,619,564    5,000   30,132      --    172,022   16,509    2,151
 (1,746,498)   (678,678)    (65,198)  (2,303)    (518)     (4)    (6,209)  (1,159)     (43)
   (254,482)   (187,747)    (19,178)      --       --      --         --       --       --
-----------  ----------  ----------  -------  -------    ----   --------  -------   ------

  7,732,210   4,723,727   1,763,739    5,964   30,741     230    221,806   22,460    4,346
-----------  ----------  ----------  -------  -------    ----   --------  -------   ------
 11,592,203   5,430,238   1,964,753   10,276   32,058     246    246,724   24,453    4,407
  7,394,991   1,964,753          --   32,304      246      --     28,860    4,407       --
-----------  ----------  ----------  -------  -------    ----   --------  -------   ------
$18,987,194  $7,394,991  $1,964,753  $42,580  $32,304    $246   $275,584  $28,860   $4,407
===========  ==========  ==========  =======  =======    ====   ========  =======   ======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                                  LEGG                 CYCLICAL
                                                                                 MASON      CYCLICAL  GROWTH AND
                                                           OPPENHEIMER CAPITAL   VALUE       GROWTH     INCOME   PIMCO INFLATION
                                                              APPRECIATION       EQUITY       ETF        ETF     PROTECTED BOND
                                                               INVESTMENT      INVESTMENT  INVESTMENT INVESTMENT   INVESTMENT
                                                                DIVISION         TRUST      DIVISION   DIVISION     DIVISION
                                                           ------------------  ----------  ---------- ---------- ---------------
                                                             2006    2005 (A)   2006 (C)    2006 (B)   2006 (B)     2006 (B)
                                                           --------  --------  ----------  ---------- ---------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)............................ $ (1,383) $   (199) $  (20,388)  $  1,562   $  1,299     $   (463)
  Net realized gain (loss) on investments.................    7,447     1,542      98,987      1,770      1,197        1,472
  Change in unrealized appreciation (depreciation) of
   investments............................................   12,744     2,715     306,184      4,607      2,231       (1,429)
                                                           --------  --------  ----------   --------   --------     --------
  Net increase (decrease) in net assets resulting from
   operations.............................................   18,808     4,058     384,783      7,939      4,727         (420)
                                                           --------  --------  ----------   --------   --------     --------
From capital transactions:
  Payments received from policy owners....................  117,398    12,067     765,241      9,903      6,299       30,639
  Transfers between investment divisions (including fixed
   account), net..........................................  123,969   108,334   4,793,005    162,517    108,357      134,189
  Transfers for contract benefits and terminations........  (34,745)   (5,960)   (368,052)    (3,472)    (2,406)     (33,233)
  Contract maintenance charges............................  (12,440)   (2,189)    (37,317)      (572)      (429)      (1,447)
                                                           --------  --------  ----------   --------   --------     --------
  Net increase (decrease) in net assets resulting from
   capital transactions...................................  194,182   112,252   5,152,877    168,376    111,821      130,148
                                                           --------  --------  ----------   --------   --------     --------
NET CHANGE IN NET ASSETS..................................  212,990   116,310   5,537,660    176,315    116,548      129,728
NET ASSETS - BEGINNING OF PERIOD..........................  116,310        --          --         --         --           --
                                                           --------  --------  ----------   --------   --------     --------
NET ASSETS - END OF PERIOD................................ $329,300  $116,310  $5,537,660   $176,315   $116,548     $129,728
                                                           ========  ========  ==========   ========   ========     ========

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.





      AMERICAN CENTURY VISTA DELAWARE SMALL CAP VALUE DREYFUS MIDCAP STOCK INDEX
       INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION
      ---------------------- ------------------------ --------------------------
        2006     2005   2004   2006      2005    2004   2006       2005   2004
      -------  -------  ---- --------  --------  ----  --------    ----   ----
      $   (81) $   (47) $--  $ (1,580) $   (358) $--  $   (148)    $--    $--
          118        6   --    27,452     8,228   --    16,486      --     --

        1,653      961   --    21,618     2,540   --   (13,109)     --     --
      -------  -------  ---  --------  --------  ---   --------    ---    ---

        1,690      920   --    47,490    10,410   --     3,229      --     --
      -------  -------  ---  --------  --------  ---   --------    ---    ---
           --       --   --     5,729     6,852   --        --      --     --

        9,705   14,262   --   342,518   121,033   --   107,014      --     --
       (1,051)    (599)  --   (11,599)    1,671   --   (19,475)     --     --
           --       --   --        --        --   --        --      --     --
      -------  -------  ---  --------  --------  ---   --------    ---    ---

        8,654   13,663   --   336,648   129,556   --    87,539      --     --
      -------  -------  ---  --------  --------  ---   --------    ---    ---
       10,344   14,583   --   384,138   139,966   --    90,768      --     --
       14,583       --   --   139,966        --   --        --      --     --
      -------  -------  ---  --------  --------  ---   --------    ---    ---
      $24,927  $14,583  $--  $524,104  $139,966  $--  $ 90,768     $--    $--
      =======  =======  ===  ========  ========  ===   ========    ===    ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                                             DREYFUS EMERGING LEADERS
                                                                              INVESTMENT DIVISION
                                                                             ----------------------
                                                                               2006       2005   2004
                                                                             -------    -------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (70)   $   (47) $--
  Net realized gain (loss) on investments...................................   1,662        813   --
  Change in unrealized appreciation (depreciation) of investments...........    (791)       711   --
                                                                             -------    -------  ---
  Net increase (decrease) in net assets resulting from operations...........     801      1,477   --
                                                                             -------    -------  ---
From capital transactions:
  Payments received from policy owners......................................     511         --   --
  Transfers between investment divisions (including fixed account), net.....      --     11,018   --
  Transfers for contract benefits and terminations..........................    (255)    (1,674)  --
  Contract maintenance charges..............................................      --         --   --
                                                                             -------    -------  ---
  Net increase (decrease) in net assets resulting from capital transactions.     256      9,344   --
                                                                             -------    -------  ---
NET CHANGE IN NET ASSETS....................................................   1,057     10,821   --
NET ASSETS - BEGINNING OF PERIOD............................................  10,821         --   --
                                                                             -------    -------  ---
NET ASSETS - END OF PERIOD.................................................. $11,878    $10,821  $--
                                                                             =======    =======  ===

                                                                             DREYFUS INTERNATIONAL VALUE
                                                                                 INVESTMENT DIVISION
                                                                             ---------------------------
                                                                               2006      2005    2004 (D)
                                                                             --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $    390  $   (850) $    (4)
  Net realized gain (loss) on investments...................................   15,591    (4,878)   1,311
  Change in unrealized appreciation (depreciation) of investments...........   67,169    13,060     (934)
                                                                             --------  --------  -------
  Net increase (decrease) in net assets resulting from operations...........   83,150     7,332      373
                                                                             --------  --------  -------
From capital transactions:
  Payments received from policy owners......................................   66,631    19,214    2,238
  Transfers between investment divisions (including fixed account), net.....  383,627   243,471   12,947
  Transfers for contract benefits and terminations..........................   (5,453)  (97,080)     (18)
  Contract maintenance charges..............................................       --        --       --
                                                                             --------  --------  -------
  Net increase (decrease) in net assets resulting from capital transactions.  444,805   165,605   15,167
                                                                             --------  --------  -------
NET CHANGE IN NET ASSETS....................................................  527,955   172,937   15,540
NET ASSETS - BEGINNING OF PERIOD............................................  188,477    15,540       --
                                                                             --------  --------  -------
NET ASSETS - END OF PERIOD.................................................. $716,432  $188,477  $15,540
                                                                             ========  ========  =======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

        GOLDMAN SACHS             GOLDMAN SACHS                      MFS
        MID CAP VALUE         STRUCTURED SMALL CAP EQUITY        HIGH INCOME
     INVESTMENT DIVISION       INVESTMENT DIVISION           INVESTMENT DIVISION
 ---------------------------  --------------------------- -------------------------
   2006      2005    2004 (D)   2006       2005     2004    2006     2005   2004 (D)
 --------  --------  --------  -------    -------   ----  -------  -------  --------
 $  1,899  $     45  $    66  $   257    $    94    $--   $ 4,046  $ 3,632  $   (87)
   27,734       994    1,153    6,160      4,218     --     1,254      128       69
   (2,200)      223     (464)   1,891     (5,644)    --     2,298   (2,862)   3,152
 --------  --------  -------   -------    -------   ---   -------  -------  -------
   27,433     1,262      755    8,308     (1,332)    --     7,598      898    3,134
 --------  --------  -------   -------    -------   ---   -------  -------  -------
   35,499     3,107       --   19,548         --     --    14,794    2,055       --
  156,680   107,030   12,663   13,395     51,421     --    (7,401)  16,844   48,923
   (2,292)  (77,029)  (1,142)  (1,827)        77     --    (2,007)  (1,736)  (1,091)
       --        --       --       --         --     --        --       --       --
 --------  --------  -------   -------    -------   ---   -------  -------  -------
  189,887    33,108   11,521   31,116     51,498     --     5,386   17,163   47,832
 --------  --------  -------   -------    -------   ---   -------  -------  -------
  217,320    34,370   12,276   39,424     50,166     --    12,984   18,061   50,966
   46,646    12,276       --   50,166         --     --    69,027   50,966       --
 --------  --------  -------   -------    -------   ---   -------  -------  -------
 $263,966  $ 46,646  $12,276  $89,590    $50,166    $--   $82,011  $69,027  $50,966
 ========  ========  =======   =======    =======   ===   =======  =======  =======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004




                                                                             MFS GLOBAL EQUITY   VAN KAMPEN GOVERNMENT
                                                                             INVESTMENT DIVISION  INVESTMENT DIVISION
                                                                             ------------------  ----------------------
                                                                               2006    2005 2004   2006     2005   2004
                                                                             -------   ---- ---- -------  -------  ----
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (38)  $--  $--  $   567  $   (12) $--
  Net realized gain (loss) on investments...................................     100    --   --     (329)      (1)  --
  Change in unrealized appreciation (depreciation) of investments...........   2,944    --   --      121      124   --
                                                                             -------   ---  ---  -------  -------  ---
  Net increase (decrease) in net assets resulting from operations...........   3,006    --   --      359      111   --
                                                                             -------   ---  ---  -------  -------  ---
From capital transactions:
  Payments received from policy owners......................................  11,259    --   --    4,438    2,678   --
  Transfers between investment divisions (including fixed account), net.....  13,359    --   --   (3,528)  10,908   --
  Transfers for contract benefits and terminations..........................    (768)   --   --      (72)     (61)  --
  Contract maintenance charges..............................................      --    --   --       --       --   --
                                                                             -------   ---  ---  -------  -------  ---
  Net increase (decrease) in net assets resulting from capital transactions.  23,850    --   --      838   13,525   --
                                                                             -------   ---  ---  -------  -------  ---
NET CHANGE IN NET ASSETS....................................................  26,856    --   --    1,197   13,636   --
NET ASSETS - BEGINNING OF PERIOD............................................      --    --   --   13,636       --   --
                                                                             -------   ---  ---  -------  -------  ---
NET ASSETS - END OF PERIOD.................................................. $26,856   $--  $--  $14,833  $13,636  $--
                                                                             =======   ===  ===  =======  =======  ===

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

         WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE    WELLS FARGO
           TOTAL RETURN BOND       MONEY MARKET       ADVANTAGE ASSET ALLOCATION
          INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
         ---------------------- -------------------   --------------------------
           2006     2005   2004   2006      2005 2004   2006      2005    2004
         -------  -------  ---- --------    ---- ----  -------    ----    ----
         $ 1,478  $   248  $--  $ 15,873    $--  $--  $    99     $--     $--
            (203)     238   --        --     --   --      293      --      --
             969       16   --        --     --   --      432      --      --
         -------  -------  ---  --------    ---  ---   -------    ---     ---
           2,244      502   --    15,873     --   --      824      --      --
         -------  -------  ---  --------    ---  ---   -------    ---     ---
           5,794    3,570   --   465,461     --   --    4,896      --      --
          36,582   13,581   --   527,851     --   --    5,994      --      --
            (628)    (454)  --   (27,071)    --   --     (168)     --      --
              --       --   --        --     --   --       --      --      --
         -------  -------  ---  --------    ---  ---   -------    ---     ---
          41,748   16,697   --   966,241     --   --   10,722      --      --
         -------  -------  ---  --------    ---  ---   -------    ---     ---
          43,992   17,199   --   982,114     --   --   11,546      --      --
          17,199       --   --        --     --   --       --      --      --
         -------  -------  ---  --------    ---  ---   -------    ---     ---
         $61,191  $17,199  $--  $982,114    $--  $--  $11,546     $--     $--
         =======  =======  ===  ========    ===  ===   =======    ===     ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

              STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
             FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004



                                                                               WELLS FARGO ADVANTAGE      WELLS FARGO ADVANTAGE
                                                                                LARGE COMPANY GROWTH          EQUITY INCOME
                                                                                INVESTMENT DIVISION        INVESTMENT DIVISION
                                                                             -------------------------  ------------------------
                                                                               2006     2005   2004 (D)  2006     2005   2004 (D)
                                                                             --------  ------  -------- ------  -------  --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss).............................................. $   (243) $  (16)  $   (1) $   96  $    82   $   (1)
  Net realized gain (loss) on investments...................................    5,393      (5)       6     104       25       10
  Change in unrealized appreciation (depreciation) of investments...........   10,126     797       16   1,202      301        3
                                                                             --------  ------   ------  ------  -------   ------
  Net increase (decrease) in net assets resulting from operations...........   15,276     776       21   1,402      408       12
                                                                             --------  ------   ------  ------  -------   ------
From capital transactions:
  Payments received from policy owners......................................   73,440   4,434    2,238      --    4,436    2,238
  Transfers between investment divisions (including fixed account), net.....  106,314     (49)   2,151      --      110    2,151
  Transfers for contract benefits and terminations..........................   (2,821)   (985)     (75)   (871)  (1,013)     (60)
  Contract maintenance charges..............................................       --      --       --      --       --       --
                                                                             --------  ------   ------  ------  -------   ------
  Net increase (decrease) in net assets resulting from capital transactions.  176,933   3,400    4,314    (871)   3,533    4,329
                                                                             --------  ------   ------  ------  -------   ------
NET CHANGE IN NET ASSETS....................................................  192,209   4,176    4,335     531    3,941    4,341
NET ASSETS - BEGINNING OF PERIOD............................................    8,511   4,335       --   8,282    4,341       --
                                                                             --------  ------   ------  ------  -------   ------
NET ASSETS - END OF PERIOD.................................................. $200,720  $8,511   $4,335  $8,813  $ 8,282   $4,341
                                                                             ========  ======   ======  ======  =======   ======

(a) For the Period May 1, 2005 thru December 31, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

  The accompanying notes are an integral part of these financial statements.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2006

1.  BUSINESS

Metropolitan Life Separate Account UL (the "Separate Account"), a Separate Account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established by the Board of Directors of Metropolitan Life Insurance Company on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life insurance policies ("Policies"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account supports six Policies: Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("Equity Advantage VUL"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR").

The Separate Account is divided into investment divisions, each of which is treated as an individual separate account for financial reporting purposes. The Separate Account presently does not have assets invested in each of the investment divisions but each investment division is available as an investment option. Each investment division invests its assets exclusively in shares of corresponding portfolios, series or funds (with the same name) within the Metropolitan Fund, Janus Fund, AIM Funds, Franklin Fund, Alliance Fund, Fidelity Funds, American Fund, Met Investors Fund, American Century Fund, Delaware Fund, Dreyfus IP Fund, Dreyfus Fund, Goldman Sachs Fund, MFS Fund, Van Kampen Fund, or Wells Fargo Fund (collectively, the "Funds"). For convenience, the portfolios, series, and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets attributable to the variable universal life policies is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.

The following investment divisions were available for investment as of December 31, 2006:

             BlackRock Large Cap        Fidelity VIP Contrafund
              Investment Division       Investment Division
             BlackRock Diversified      Fidelity VIP Asset
              Investment Division       Manager Growth Investment
                                        Division
             BlackRock Aggressive       Fidelity VIP Investment
              Growth Investment         Grade Bond Investment
              Division                  Division
             MetLife Stock Index        Fidelity VIP
              Investment Division       Equity-Income Investment
                                        Division
             FI International Stock     American Funds Growth
              Investment Division       Investment Division
             FI Mid Cap Opportunities   American Funds
              Investment Division       Growth-Income Investment
                                        Division
             T. Rowe Price Small Cap    American Funds Global
              Growth Investment         Small Capitalization
              Division*                 Investment Division
             Oppenheimer Global Equity  American Funds Bond
              Investment Division       Investment Division
             Harris Oakmark Large Cap   T. Rowe Price Mid-Cap
              Value Investment Division Growth Investment
                                        Division*
             Neuberger Berman Mid Cap   MFS Research
              Value Investment Division International Investment
                                        Division
             T. Rowe Price Large Cap
              Growth Investment         PIMCO Total Return
              Division                  Investment Division
             Lehman Brothers Aggregate
              Bond Index Investment     RCM Global Technology
              Division                  Investment Division
             Morgan Stanley EAFE Index  Lord Abbett Bond
              Investment Division       Debenture Investment
                                        Division
             Russell 2000 Index         Lazard Mid-Cap Investment
              Investment Division       Division
             Jennison Growth            Met/AIM Small Cap Growth
              Investment Division       Investment Division
             BlackRock Strategic Value  Harris Oakmark
              Investment Division       International Investment
                                        Division
             MetLife Mid Cap Stock      Legg Mason Aggressive
              Index Investment Division Growth Investment
                                        Division*
             Franklin Templeton Small
              Cap Growth Investment     Lord Abbett Growth and
              Division                  Income Investment Division
             BlackRock Large Cap Value  Neuberger Berman Real
              Investment Division       Estate Investment
                                        Division*
             Davis Venture Value        Van Kampen Mid Cap Growth
              Investment Division       Investment Division**
             Loomis Sayles Small Cap    Lord Abbett Mid-Cap Value
              Investment Division       Investment Division
             BlackRock Legacy Large
              Cap Growth Investment     Third Avenue Small Cap
              Division                  Value Investment Division
             BlackRock Bond Income      Oppenheimer Capital
              Investment Division       Appreciation Investment
                                        Division
             FI Value Leaders           Legg Mason Value Equity
              Investment Division       Investment Division
             Harris Oakmark Focused     Cyclical Growth ETF
              Value Investment Division Investment Division
             Western Asset Management
              Strategic Bond            Cyclical Growth and
              Opportunities Investment  Income ETF Investment
              Division                  Division
             Western Asset Management
              U.S. Government           PIMCO Inflation Protected
              Investment Division       Bond Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



1.  BUSINESS -- (CONTINUED)

             BlackRock Money Market     American Century Vista
              Investment Division       Investment Division
             MFS Total Return           Delaware Small Cap Value
              Investment Division*      Investment Division
             MetLife Conservative
              Allocation Investment     Dreyfus MidCap Stock
              Division                  Investment Division
             MetLife Conservative to
              Moderate Allocation       Dreyfus Emerging Leaders
              Investment Division       Investment Division
             MetLife Moderate
              Allocation Investment     Dreyfus International
              Division                  Value Investment Division
             MetLife Moderate to
              Aggressive Allocation     Goldman Sachs Mid Cap
              Investment Division       Value Investment Division
             MetLife Aggressive         Goldman Sachs Structured
              Allocation Investment     Small Cap Equity
              Division                  Investment Division
             FI Large Cap Investment    MFS High Income
              Division                  Investment Division
             Janus Aspen Large Cap
              Growth Investment         MFS Global Equity
              Division                  Investment Division
             Janus Aspen Balanced       MFS Value Investment
              Investment Division       Division**
             Janus Aspen Forty          MFS New Discovery
              Investment Division       Investment Division**
             AIM V.I Core Equity        Van Kampen Government
              Investment Division       Investment Division
             AIM V.I. Government        Wells Fargo Advantage VT
              Securities Investment     Total Return Bond
              Division                  Investment Division
             AIM V.I. Global Real       Wells Fargo Advantage VT
              Estate Investment         Money Market Investment
              Division                  Division
             Franklin Templeton         Wells Fargo Advantage VT
              Foreign Securities        Asset Allocation
              Investment Division       Investment Division
             Franklin Mutual Discovery  Wells Fargo Advantage VT
              Securities Investment     Large Company Core
              Division                  Investment Division**
             AllianceBernstein Global   Wells Fargo Advantage VT
              Technology Investment     Large Company Growth
              Division                  Investment Division
             AllianceBernstein U.S.
              Government/High Grade     Wells Fargo Advantage VT
              Securities Investment     Equity Income Investment
              Division**                Division

 * These investment divisions within the Separate Account invest in two or more share classes within the underlying portfolios of the funds that may assess 12b-1 fees.
** These investment divisions had no net assets as of December 31, 2006.

The operations of the investment divisions changed as follows during the years ended 2006, 2005 and 2004:

For the year ended December 31, 2006:

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Salomon Brothers           Western Asset Management
              Strategic Bond            Strategic Bond
              Opportunities Investment  Opportunities Investment
              Division                  Division
             Salomon Brothers U.S.      Western Asset Management
              Government Investment     U.S Government Investment
              Division                  Division
             Goldman Sachs CORE Small   Goldman Sachs Structured
              Cap Equity Investment     Small Cap Equity
              Division                  Investment Division
             AIM V.I. Real Estate       AIM V.I. Global Real
              Investment Division       Estate Investment Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Total Return Bond         Total Return Bond
              Investment Division       Investment Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Money Market Investment   Money Market Investment
              Division                  Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Asset Allocation          Asset Allocation
              Investment Division       Investment Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Large Company Core        Large Company Core
              Investment Division       Investment Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Large Company Growth      Large Company Growth
              Investment Division       Investment Division
             Wells Fargo Advantage      Wells Fargo Advantage VT
              Equity Income Investment  Equity Income Investment
              Division                  Division
             Janus Aggressive Growth    Legg Mason Aggressive
              Investment Division       Growth Investment Division
             Lord Abbett Growth
              Opportunities Investment  Van Kampen Mid Cap Growth
              Division                  Investment Division
             BlackRock Investment       BlackRock Large Cap
              Trust Investment Division Investment Division

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             MFS Investors Trust        Legg Mason Value Equity
              Portfolio                 Portfolio
             AIM V.I. Core Stock        AIM V.I. Core Equity
              Portfolio                 Portfolio

ADDITIONS:

FI Large Cap Investment Division
American Funds Bond Investment Division
Legg Mason Value Equity Investment Division
Cyclical Growth ETF Investment Division
Cyclical Growth and Income ETF Investment Division
PIMCO Inflation Protected Bond Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



1.  BUSINESS -- (CONTINUED)

SUBSTITUTIONS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             Franklin Templeton Growth  Oppenheimer Global Equity
              Securities Portfolio      Portfolio
             AllianceBernstein Growth   Lord Abbett Growth and
              and Income Portfolio      Income Portfolio
             Dreyfus VIF Appreciation   T. Rowe Price Large Cap
              Portfolio                 Growth Portfolio
             Fidelity VIP Growth        T. Rowe Price Large Cap
              Portfolio                 Growth Portfolio

For the year ended December 31, 2005

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Met/AIM Mid Cap Core
              Equity Investment         Lazard Mid Cap Investment
              Division                  Division
             Neuberger Berman Partners
              Mid Cap Value Investment  Neuberger Berman Mid Cap
              Division                  Value Investment Division
             Janus Aspen Capital
              Appreciation Investment   Janus Aspen Forty
              Division                  Investment Division
             Janus Aspen Growth         Janus Aspen Large Cap
              Investment Division       Growth Investment Division
             AllianceBernstein          AllianceBernstein Global
              Technology Investment     Technology Investment
              Division                  Division
             Scudder Global Equity      Oppenheimer Global Equity
              Investment Division       Investment Division
             Invesco VIF Core Equity    AIM V.I. Core Stock
              Investment Division       Investment Division
             Wells Fargo Total Return   Wells Fargo Advantage
              Bond Investment Division  Total Return Bond
                                        Investment Division
             Wells Fargo Money Market   Wells Fargo Advantage
              Investment Division       Money Market Investment
                                        Division
             Wells Fargo Asset          Wells Fargo Advantage
              Allocation Investment     Asset Allocation
              Division                  Investment Division
             Wells Fargo Growth         Wells Fargo Advantage
              Investment Division       Large Company Core
                                        Investment Division
             Wells Fargo Large Company  Wells Fargo Advantage
              Growth Investment         Large Company Growth
              Division                  Investment Division
             Wells Fargo Equity Income  Wells Fargo Advantage
              Investment Division       Equity Income Investment
                                        Division
             State Street Research
              Investment Trust          BlackRock Investment
              Investment Division       Trust Investment Division
             State Street Research
              Diversified Investment    BlackRock Diversified
              Division                   Investment Division
             State Street Research
              Aggressive Growth         BlackRock Aggressive
              Investment Division       Growth Investment Division
             State Street Research
              Large Cap Value           BlackRock Large Cap Value
              Investment Division       Investment Division
             State Street Research
              Bond Income Investment    BlackRock Bond Income
              Division                  Investment Division
             State Street Research
              Money Market Investment   BlackRock Money Market
              Division                  Investment Division
             State Street Research      BlackRock Legacy Large
              Large Cap Growth          Cap Growth Investment
              Investment Division       Division
             State Street Research
              Aurora Investment         BlackRock Strategic Value
              Division                  Investment Division
             PIMCO PEA Innovation       RCM Global Technology
              Investment Division       Investment Division

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             Met/Putnam Voyager
              Portfolio                 Jennison Growth Portfolio

ADDITIONS:

Jennison Growth Investment Division
MetLife Conservative Allocation Investment Division
MetLife Conservative to Moderate Allocation Investment Division
MetLife Moderate Allocation Investment Division
MetLife Moderate to Aggressive Allocation Investment Division
MetLife Aggressive Allocation Investment Division
Oppenheimer Capital Appreciation Investment Division

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



1.  BUSINESS -- (CONCLUDED)

For the year ended December 31, 2004

NAME CHANGES:

             OLD NAME                   NEW NAME
             --------                   --------
             Janus Mid Cap Investment   FI Mid Cap Opportunities
              Division                  Investment Division
             Invesco Real Estate
              Opportunities Investment  AIM Real Estate
              Division                  Investment Division
             PIMCO Innovation           PIMCO PEA Innovation
              Investment Division       Investment Division
             FI Structured Equity       FI Value Leaders
              Investment Division       Investment Division

MERGERS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             FI Mid Cap Opportunities
              Portfolio                 Janus Mid Cap Portfolio

ADDITIONS:

             MFS Total Return           Dreyfus International
              Investment Division       Value Investment Division
             Janus Aspen Forty          Goldman Sachs Mid Cap
              Investment Division       Value Investment Division
             AIM V.I. Government        Goldman Sachs Structured
              Securities Investment     Small Cap Equity
              Division                  Investment Division
             Franklin Mutual Discovery
              Securities Investment     MFS High Income
              Division                  Investment Division
             AllianceBernstein U.S.
              Government/High Grade
              Securities Investment     MFS Global Equity
              Division                  Investment Division
             Fidelity VIP Investment
              Grade Bond Investment     MFS Value Investment
              Division                  Division
             Fidelity VIP
              Equity-Income Investment  MFS New Discovery
              Division                  Investment Division
             Neuberger Berman Real
              Estate Investment         Van Kampen Government
              Division                  Investment Division
             Lord Abbett Growth
              Opportunities Investment  Wells Fargo Total Return
              Division                  Bond Investment Division
             Lord Abbett Mid-Cap Value  Wells Fargo Money Market
              Investment Division       Investment Division
             Third Avenue Small Cap     Wells Fargo Asset
              Value Investment Division Allocation Investment
                                        Division
             American Century Vista     Wells Fargo Large Company
              Investment Division       Core Investment Division
             Delaware Small Cap Value   Wells Fargo Large Company
              Investment Division       Growth Investment Division
             Dreyfus MidCap Stock       Wells Fargo Equity Income
              Investment Division       Investment Divisions
             Dreyfus Emerging Leaders
              Investment Division

SUBSTITUTIONS:

             OLD PORTFOLIO              NEW PORTFOLIO
             -------------              -------------
             Alger Equity Growth        State Street Research
              Portfolio                 Large Cap Growth Portfolio
             Franklin Templeton Small   T. Rowe Price Small Cap
              Cap Valuemark Portfolio   Portfolio
             Alliance Premier Growth    Janus Aggressive Growth
              Portfolio                 Portfolio
             Invesco High Yield         Lord Abbett Bond
              Portfolio                 Debenture Portfolio

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

A.  VALUATION OF INVESTMENTS

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation. Changes in fair values are recorded in the Statement of Operations.

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



2.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    B. SECURITY TRANSACTIONS

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Policies.

    D. NET PREMIUMS

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. PREMIUM PAYMENTS

       Premium payments by Metropolitan Life are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus.

    G. RECLASSIFICATION

       In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculation of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the investment divisions or unit values of the contracts.

       Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3.  EXPENSES AND RELATED PARTY TRANSACTIONS

With respect to assets in the Separate Account that support certain Policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL policies, 0.90% for UL II & Equity Advantage VUL policies, 0.75% for VAI and VABR policies less than $250,000, and 0.50% for VAI and VABR policies $250,000 and greater. These charges result in the

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



3.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

reduction of unit values. A charge of 0.60% is assessed against the cash value of the assets in the Separate Account for MetFlex policies outstanding less than ten years. For Metflex policies that have been outstanding for greater than ten years, the charge is reduced to 0.30%. A charge of 0.48% and 0.40% is assessed against the cash value of the assets in the Separate Account for MetFlex C policies and 0.40% for MetFlex Executive policies, respectively. The charges result in the redemption of units.

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4.  PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                                           PURCHASES     SALES
                                                                          ----------- -----------
BlackRock Large Cap Investment Division.................................. $11,467,983 $26,671,870
BlackRock Diversified Investment Division................................  15,680,568  28,394,210
BlackRock Aggressive Growth Investment Division..........................   4,494,902  12,643,730
MetLife Stock Index Investment Division..................................  75,343,525  33,098,963
FI International Stock Investment Division...............................   6,093,150   4,067,917
FI Mid Cap Opportunities Investment Division.............................   8,064,969  13,208,656
T. Rowe Price Small Cap Growth Investment Division.......................   5,040,563   6,842,815
Oppenheimer Global Equity Investment Division............................   5,090,140   2,731,827
Harris Oakmark Large Cap Value Investment Division.......................   4,961,515   4,533,285
Neuberger Berman Mid Cap Value Investment Division.......................  16,601,752   3,257,209
T. Rowe Price Large Cap Growth Investment Division.......................   5,611,464   3,796,948
Lehman Brothers Aggregate Bond Index Investment Division.................  14,653,710   4,654,122
Morgan Stanley EAFE Index Investment Division............................   7,973,083   2,596,658
Russell 2000 Index Investment Division...................................   9,135,332   2,257,319
Jennison Growth Investment Division......................................   1,310,797     681,638
BlackRock Strategic Value Investment Division............................  23,570,106   5,388,213
MetLife Mid Cap Stock Index Investment Division..........................  10,966,694   2,262,386
Franklin Templeton Small Cap Growth Investment Division..................   1,373,244     356,294
BlackRock Large Cap Value Investment Division............................   4,049,522     566,819
Davis Venture Value Investment Division..................................   9,229,149   9,322,889
Loomis Sayles Small Cap Investment Division..............................   4,302,530     718,737
BlackRock Legacy Large Cap Growth Investment Division....................   1,507,602   9,175,754
MFS Investors Trust Investment Division (a)..............................     607,762   4,643,739
BlackRock Bond Income Investment Division................................  11,031,995  11,964,605
FI Value Leaders Investment Division.....................................   2,434,815     294,720
Harris Oakmark Focused Value Investment Division.........................  10,589,353   2,994,506
Western Asset Management Strategic Bond Opportunities Investment Division   4,199,097   1,048,109
Western Asset Management U.S. Government Investment Division.............   2,526,072     607,230
BlackRock Money Market Investment Division...............................  42,614,216  11,326,838
MFS Total Return Investment Division.....................................   2,013,405     600,195
MetLife Conservative Allocation Investment Division......................     865,072     508,594
MetLife Conservative to Moderate Allocation Investment Division..........   1,667,586     447,361
MetLife Moderate Allocation Investment Division..........................   8,480,026   1,046,734
MetLife Moderate to Aggressive Allocation Investment Division............  10,898,067     214,108
MetLife Aggressive Allocation Investment Division........................   3,531,254   1,233,052
FI Large Cap Investment Division (b).....................................     103,282      45,909
Janus Aspen Large Cap Growth Investment Division.........................     773,477     463,142
Janus Aspen Balanced Investment Division.................................         279         334
Janus Aspen Forty Investment Division....................................     107,128       3,852
AIM V.I. Core Stock Income Investment Division (a).......................   1,017,764   1,268,370
AIM V.I. Core Equity Income Investment Division (b)......................     294,892       3,224

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



4.  PURCHASES AND SALES OF INVESTMENTS -- (CONTINUED)

                                                                   PURCHASES      SALES
                                                                  ------------ ------------
AIM V.I. Government Securities Investment Division............... $        280 $        850
AIM V.I. Global Real Estate Investment Division..................    1,527,094    1,192,937
Franklin Templeton Foreign Securities Investment Division........    1,078,375    1,243,592
Franklin Mutual Discovery Securities Investment Division.........      722,365       42,288
AllianceBernstein Global Technology Investment Division..........       30,546       14,382
Fidelity VIP Contrafund Investment Division......................    1,568,664      368,062
Fidelity VIP Asset Manager Growth Investment Division............      263,490       56,619
Fidelity VIP Investment Grade Bond Investment Division...........       15,692       12,038
Fidelity VIP Equity-Income Investment Division...................      444,511       41,830
American Funds Growth Investment Division........................   18,848,930    1,295,883
American Funds Growth-Income Investment Division.................   12,439,562    1,039,626
American Funds Global Small Capitalization Investment Division...   15,088,862    2,070,241
American Funds Bond Investment Division (b)......................      675,070       43,822
T. Rowe Price Mid-Cap Growth Investment Division.................    3,559,488    1,335,976
MFS Research International Investment Division...................    5,017,601      321,985
PIMCO Total Return Investment Division...........................    4,967,727    1,759,942
RCM Global Technology Investment Division........................    1,152,777      832,579
Lord Abbett Bond Debenture Investment Division...................    3,655,660    1,217,695
Lazard Mid-Cap Investment Division...............................    1,183,426      273,858
Met/AIM Small Cap Growth Investment Division.....................      927,830      122,502
Harris Oakmark International Investment Division.................    9,243,627      439,317
Legg Mason Aggressive Growth Investment Division.................    1,574,834      587,533
Lord Abbett Growth and Income Investment Division................    5,490,350    4,453,922
Neuberger Berman Real Estate Investment Division.................    9,093,945      732,319
Van Kampen Mid Cap Growth Investment Division....................          527          543
Lord Abbett Mid-Cap Value Investment Division....................       14,758        5,292
Third Avenue Small Cap Value Investment Division.................      238,934       15,466
Oppenheimer Capital Appreciation Investment Division.............      311,122      116,992
Legg Mason Value Equity Investment Division (b)..................    5,402,976      190,823
Cyclical Growth EFT Investment Division (b)......................      190,590       20,268
Cyclical Growth and Income ETF Investment Division (b)...........      129,590       16,469
PIMCO Inflation Protected Bond Investment Division (b)...........      334,773      205,088
American Century Vista Investment Division.......................        9,225          600
Delaware Small Cap Value Investment Division.....................      418,980       61,838
Dreyfus MidCap Stock Investment Division.........................      124,866        3,384
Dreyfus Emerging Leaders Investment Division.....................        2,226          345
Dreyfus International Value Investment Division..................      482,219       29,709
Goldman Sachs Mid Cap Value Investment Division..................      232,239       13,759
Goldman Sachs Structured Small Cap Equity Investment Division....       39,596        1,938
MFS High Income Investment Division..............................      101,581       92,148
MFS Global Equity Investment Division............................       25,345        1,534
Van Kampen Government Investment Division........................       11,755       10,351
Wells Fargo Advantage VT Total Return Bond Investment Division...       55,323       12,108
Wells Fargo Advantage VT Money Market Investment Division........    1,010,945       28,743
Wells Fargo Advantage VT Asset Allocation Investment Division....       15,711        4,889
Wells Fargo Advantage VT Large Company Growth Investment Division      235,927       59,242
Wells Fargo Advantage VT Equity Income Investment Division.......          149          901
                                                                  ------------ ------------
Total............................................................ $458,237,905 $236,335,109
                                                                  ============ ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



5.  CHANGES IN OUTSTANDING UNITS

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                 BLACKROCK    BLACKROCK      BLACKROCK
                                 LARGE CAP   DIVERSIFIED AGGRESSIVE GROWTH  METLIFE STOCK
                                 INVESTMENT  INVESTMENT     INVESTMENT     INDEX INVESTMENT
                                  DIVISION    DIVISION       DIVISION          DIVISION
                                 ----------  ----------- ----------------- ----------------
Outstanding at December, 2005... 16,488,159  13,638,816     11,502,614        32,156,989
Activity during 2006:
  Issued........................  5,827,504   5,196,699      3,534,643        14,883,687
  Redeemed...................... (6,306,169) (5,738,789)    (3,838,960)      (13,433,448)
                                 ----------  ----------     ----------       -----------
Outstanding at December 31, 2006 16,009,494  13,096,726     11,198,297        33,607,228
                                 ==========  ==========     ==========       ===========

Outstanding at December, 2004... 16,507,025  13,455,017     11,775,258        29,475,869
Activity during 2005:
  Issued........................  3,207,492   2,906,692      1,944,636         8,538,465
  Redeemed...................... (3,226,358) (2,722,893)    (2,217,280)       (5,857,345)
                                 ----------  ----------     ----------       -----------
Outstanding at December 31, 2005 16,488,159  13,638,816     11,502,614        32,156,989
                                 ==========  ==========     ==========       ===========

Outstanding at December, 2003... 16,150,806  12,880,974     11,833,051        25,746,955
Activity during 2004:
  Issued........................  3,924,235   3,355,335      2,392,708         9,695,680
  Redeemed...................... (3,568,016) (2,781,292)    (2,450,501)       (5,966,766)
                                 ----------  ----------     ----------       -----------
Outstanding at December 31, 2004 16,507,025  13,455,017     11,775,258        29,475,869
                                 ==========  ==========     ==========       ===========

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

       FI         FI MID CAP    T. ROWE PRICE    OPPENHEIMER  HARRIS OAKMARK     NEUBERGER      T. ROWE PRICE
 INTERNATIONAL   OPPORTUNITIES SMALL CAP GROWTH GLOBAL EQUITY LARGE CAP VALUE  BERMAN MID CAP  LARGE CAP GROWTH
STOCK INVESTMENT  INVESTMENT      INVESTMENT     INVESTMENT     INVESTMENT    VALUE INVESTMENT    INVESTMENT
    DIVISION       DIVISION        DIVISION       DIVISION       DIVISION         DIVISION         DIVISION
---------------- ------------- ---------------- ------------- --------------- ---------------- ----------------
    3,294,341     14,520,500       5,103,342      2,314,718      4,085,993        2,912,765        3,547,628
    1,366,842      5,633,860       1,690,078        882,876      2,271,700        2,211,103        1,740,365
   (1,248,970)    (5,855,765)     (1,880,129)      (852,656)    (2,258,368)      (1,898,103)      (1,667,047)
   ----------     ----------      ----------      ---------     ----------       ----------       ----------
    3,412,213     14,298,595       4,913,291      2,344,938      4,099,325        3,225,765        3,620,946
   ==========     ==========      ==========      =========     ==========       ==========       ==========

    3,241,370     14,284,163       5,056,605      2,201,362      3,767,330        2,435,399        3,354,772
      681,133      3,117,992         928,886        507,092      1,297,280        1,131,537          992,846
     (628,162)    (2,881,655)       (882,149)      (393,736)      (978,617)        (654,171)        (799,990)
   ----------     ----------      ----------      ---------     ----------       ----------       ----------
    3,294,341     14,520,500       5,103,342      2,314,718      4,085,993        2,912,765        3,547,628
   ==========     ==========      ==========      =========     ==========       ==========       ==========

    3,484,064     13,347,672       4,901,924      2,140,330      3,060,299        1,946,013        3,337,478
      836,252      3,915,991       1,398,854        581,796      1,553,632        1,037,887        1,173,122
   (1,078,946)    (2,979,500)     (1,244,173)      (520,764)      (846,601)        (548,501)      (1,155,828)
   ----------     ----------      ----------      ---------     ----------       ----------       ----------
    3,241,370     14,284,163       5,056,605      2,201,362      3,767,330        2,435,399        3,354,772
   ==========     ==========      ==========      =========     ==========       ==========       ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                 LEHMAN BROTHERS  MORGAN STANLEY RUSSELL 2000  JENNISON
                                  AGGREGATE BOND    EAFE INDEX      INDEX       GROWTH
                                 INDEX INVESTMENT   INVESTMENT    INVESTMENT  INVESTMENT
                                     DIVISION        DIVISION      DIVISION    DIVISION
                                 ---------------- -------------- ------------ ----------
Outstanding at December, 2005...     5,619,973       3,464,106     2,619,288   1,297,642
Activity during 2006:
  Issued........................     3,458,933       2,413,387     1,598,139   1,435,002
  Redeemed......................    (3,020,357)     (2,084,948)   (1,332,683) (1,375,854)
                                    ----------      ----------    ----------  ----------
Outstanding at December 31, 2006     6,058,549       3,792,545     2,884,744   1,356,790
                                    ==========      ==========    ==========  ==========

Outstanding at December, 2004...     4,812,639       3,014,776     2,380,540          --
Activity during 2005:
  Issued........................     1,885,856       1,268,548       809,404   1,299,954
  Redeemed......................    (1,078,522)       (819,218)     (570,656)     (2,312)
                                    ----------      ----------    ----------  ----------
Outstanding at December 31, 2005     5,619,973       3,464,106     2,619,288   1,297,642
                                    ==========      ==========    ==========  ==========

Outstanding at December, 2003...     4,063,920       2,675,762     2,084,869          --
Activity during 2004:
  Issued........................     2,029,620       1,731,659     1,029,824          --
  Redeemed......................    (1,280,901)     (1,392,645)     (734,153)         --
                                    ----------      ----------    ----------  ----------
Outstanding at December 31, 2004     4,812,639       3,014,776     2,380,540          --
                                    ==========      ==========    ==========  ==========

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

                                   FRANKLIN     BLACKROCK                               BLACKROCK
   BLACKROCK    METLIFE MID CAP TEMPLETON SMALL LARGE CAP      DAVIS     LOOMIS SAYLES LEGACY LARGE
STRATEGIC VALUE   STOCK INDEX     CAP GROWTH      VALUE    VENTURE VALUE   SMALL CAP    CAP GROWTH
  INVESTMENT      INVESTMENT      INVESTMENT    INVESTMENT  INVESTMENT    INVESTMENT    INVESTMENT
   DIVISION        DIVISION        DIVISION      DIVISION    DIVISION      DIVISION      DIVISION
--------------- --------------- --------------- ---------- ------------- ------------- ------------
   4,485,936       2,985,941        474,966       396,107    1,739,984       39,978      1,201,181
   2,369,030       1,900,659        358,131       614,025      934,602       62,838        396,179
  (2,360,184)     (1,616,392)      (294,156)     (401,224)  (1,373,159)     (24,543)    (1,407,052)
  ----------      ----------       --------      --------   ----------      -------     ----------
   4,494,782       3,270,208        538,941       608,908    1,301,427       78,273        190,308
  ==========      ==========       ========      ========   ==========      =======     ==========

   4,164,014       2,658,110        440,124       271,012    1,365,956       37,547        851,014
   1,327,411         949,998        163,769       238,963      643,359       13,626        506,273
  (1,005,489)       (622,167)      (128,927)     (113,868)    (269,331)     (11,195)      (156,106)
  ----------      ----------       --------      --------   ----------      -------     ----------
   4,485,936       2,985,941        474,966       396,107    1,739,984       39,978      1,201,181
  ==========      ==========       ========      ========   ==========      =======     ==========

   3,371,798       2,338,101        328,803       102,570    1,321,574       30,184        721,385
   1,705,456       1,211,510        240,018       263,903      446,367       16,531        210,673
    (913,240)       (891,501)      (128,697)      (95,461)    (401,985)      (9,168)       (81,044)
  ----------      ----------       --------      --------   ----------      -------     ----------
   4,164,014       2,658,110        440,124       271,012    1,365,956       37,547        851,014
  ==========      ==========       ========      ========   ==========      =======     ==========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:



                                                         MFS        BLACKROCK   FI VALUE  HARRIS OAKMARK
                                                   INVESTORS TRUST BOND INCOME  LEADERS   FOCUSED VALUE
                                                     INVESTMENT    INVESTMENT  INVESTMENT   INVESTMENT
                                                    DIVISION (A)    DIVISION    DIVISION     DIVISION
                                                   --------------- ----------- ---------- --------------
Outstanding at December, 2005.....................     425,864      5,010,744    248,972      182,165
Activity during 2006:
 Issued...........................................         418      2,023,116    471,583      130,546
 Redeemed.........................................    (426,282)    (2,365,859)  (326,720)    (121,182)
                                                      --------     ----------   --------     --------
Outstanding at December 31, 2006..................          --      4,668,001    393,835      191,529
                                                      ========     ==========   ========     ========

Outstanding at December, 2004.....................     366,699      4,716,266    101,071      153,755
Activity during 2005:
 Issued...........................................     159,329      1,284,065    221,903       71,513
 Redeemed.........................................    (100,164)      (989,587)   (74,002)     (43,103)
                                                      --------     ----------   --------     --------
Outstanding at December 31, 2005..................     425,864      5,010,744    248,972      182,165
                                                      ========     ==========   ========     ========

Outstanding at December, 2003.....................     185,958      5,516,605     48,986      115,343
Activity during 2004:
 Issued...........................................     271,608      1,298,199     78,162       73,501
 Redeemed.........................................     (90,867)    (2,098,538)   (26,077)     (35,089)
                                                      --------     ----------   --------     --------
Outstanding at December 31, 2004..................     366,699      4,716,266    101,071      153,755
                                                      ========     ==========   ========     ========

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

WESTERN ASSET                                                             METLIFE
  MANAGEMENT    WESTERN ASSET                              METLIFE    CONSERVATIVE TO
STRATEGIC BOND   MANAGEMENT     BLACKROCK       MFS      CONSERVATIVE    MODERATE     METLIFE MODERATE
OPPORTUNITIES  U.S. GOVERNMENT MONEY MARKET TOTAL RETURN  ALLOCATION    ALLOCATION       ALLOCATION
  INVESTMENT     INVESTMENT     INVESTMENT   INVESTMENT   INVESTMENT    INVESTMENT       INVESTMENT
   DIVISION       DIVISION       DIVISION     DIVISION     DIVISION      DIVISION         DIVISION
-------------- --------------- ------------ ------------ ------------ --------------- ----------------
    843,296        879,572      1,760,759      190,293       53,570        65,370          165,720
    946,567        760,575      2,526,901      495,889      137,937       243,072        1,073,164
   (790,924)      (651,391)      (711,901)    (388,752)    (147,379)     (146,539)        (463,746)
   --------       --------      ---------     --------     --------      --------        ---------
    998,939        988,756      3,575,759      297,430       44,128       161,903          775,138
   ========       ========      =========     ========     ========      ========        =========

    595,935        705,185      1,880,485       69,569           --            --               --
    474,609        399,842        380,493      201,331       53,570        65,370          165,720
   (227,248)      (225,455)      (500,219)     (80,607)          --            --               --
   --------       --------      ---------     --------     --------      --------        ---------
    843,296        879,572      1,760,759      190,293       53,570        65,370          165,720
   ========       ========      =========     ========     ========      ========        =========

    374,682        559,100      1,760,371           --           --            --               --
    412,201        424,585        965,141       78,820           --            --               --
   (190,948)      (278,500)      (845,027)      (9,251)          --            --               --
   --------       --------      ---------     --------     --------      --------        ---------
    595,935        705,185      1,880,485       69,569           --            --               --
   ========       ========      =========     ========     ========      ========        =========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                                     METLIFE                JANUS ASPEN
                                                   METLIFE MODERATE AGGRESSIVE               LARGE CAP
                                                    TO AGGRESSIVE   ALLOCATION FI LARGE CAP   GROWTH
                                                      INVESTMENT    INVESTMENT  INVESTMENT  INVESTMENT
                                                       DIVISION      DIVISION  DIVISION (B)  DIVISION
                                                   ---------------- ---------- ------------ -----------
Outstanding at December, 2005.....................      249,839        49,908         --      563,653
Activity during 2006:
 Issued...........................................    1,395,647       388,486     11,244       80,037
 Redeemed.........................................     (547,053)     (213,120)    (5,197)     (48,639)
                                                      ---------      --------     ------      -------
Outstanding at December 31, 2006..................    1,098,433       225,274      6,047      595,051
                                                      =========      ========     ======      =======

Outstanding at December, 2004.....................           --            --         --      509,009
Activity during 2005:
 Issued...........................................      249,839        49,908         --       87,782
 Redeemed.........................................           --            --         --      (33,138)
                                                      ---------      --------     ------      -------
Outstanding at December 31, 2005..................      249,839        49,908         --      563,653
                                                      =========      ========     ======      =======

Outstanding at December, 2003.....................           --            --         --      435,309
Activity during 2004:
 Issued...........................................           --            --         --      109,707
 Redeemed.........................................           --            --         --      (36,007)
                                                      ---------      --------     ------      -------
Outstanding at December 31, 2004..................           --            --         --      509,009
                                                      =========      ========     ======      =======

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

                                                   AIM V.I.   AIM V.I.        FRANKLIN
JANUS ASPEN JANUS ASPEN   AIM V.I.     AIM V.I.   GOVERNMENT   GLOBAL        TEMPLETON
 BALANCED      FORTY     CORE STOCK  CORE EQUITY  SECURITIES REAL ESTATE FOREIGN SECURITIES
INVESTMENT  INVESTMENT   INVESTMENT   INVESTMENT  INVESTMENT INVESTMENT      INVESTMENT
 DIVISION    DIVISION   DIVISION (A) DIVISION (B)  DIVISION   DIVISION        DIVISION
----------- ----------- ------------ ------------ ---------- ----------- ------------------
    187           --       21,852           --        769       63,997         488,477
     20        8,253          124       25,387         --       11,212          66,725
    (28)        (299)     (21,976)        (228)       (78)      (5,030)        (83,483)
    ---        -----      -------       ------      -----      -------        --------
    179        7,954           --       25,159        691       70,179         471,719
    ===        =====      =======       ======      =====      =======        ========

     22           --       23,651           --        420       54,709         444,204
    171           --        4,977           --      1,092       25,913          97,898
     (6)          --       (6,776)          --       (743)     (16,625)        (53,625)
    ---        -----      -------       ------      -----      -------        --------
    187           --       21,852           --        769       63,997         488,477
    ===        =====      =======       ======      =====      =======        ========

     --           --       18,859           --         --       10,108         403,047
     23           --        5,644           --        428       54,984         183,668
     (1)          --         (852)          --         (8)     (10,383)       (142,511)
    ---        -----      -------       ------      -----      -------        --------
     22           --       23,651           --        420       54,709         444,204
    ===        =====      =======       ======      =====      =======        ========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                   FRANKLIN MUTUAL                                FIDELITY VIP
                                                      DISCOVERY    ALLIANCEBERNSTEIN FIDELITY VIP ASSET MANAGER
                                                     SECURITIES    GLOBAL TECHNOLOGY  CONTRAFUND     GROWTH
                                                     INVESTMENT       INVESTMENT      INVESTMENT   INVESTMENT
                                                      DIVISION         DIVISION        DIVISION     DIVISION
                                                   --------------- ----------------- ------------ -------------
Outstanding at December, 2005.....................      9,138            8,553          74,414        80,752
Activity during 2006:
 Issued...........................................     47,509            6,356         104,221        26,178
 Redeemed.........................................     (1,767)          (3,141)        (27,231)       (4,770)
                                                       ------           ------         -------       -------
Outstanding at December 31, 2006..................     54,880           11,768         151,404       102,160
                                                       ======           ======         =======       =======

Outstanding at December, 2004.....................         --            4,324          77,301        83,331
Activity during 2005:
 Issued...........................................      9,276            4,400          24,890        24,061
 Redeemed.........................................       (138)            (171)        (27,777)      (26,640)
                                                       ------           ------         -------       -------
Outstanding at December 31, 2005..................      9,138            8,553          74,414        80,752
                                                       ======           ======         =======       =======

Outstanding at December, 2003.....................         --           10,005          97,404        53,872
Activity during 2004:
 Issued...........................................         --            1,377          19,035        37,333
 Redeemed.........................................         --           (7,058)        (39,138)       (7,874)
                                                       ------           ------         -------       -------
Outstanding at December 31, 2004..................         --            4,324          77,301        83,331
                                                       ======           ======         =======       =======

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

FIDELITY VIP                                             AMERICAN FUNDS
 INVESTMENT  FIDELITY VIP  AMERICAN FUNDS AMERICAN FUNDS  GLOBAL SMALL  AMERICAN FUNDS T. ROWE PRICE
 GRADE BOND  EQUITY-INCOME     GROWTH     GROWTH-INCOME  CAPITALIZATION      BOND      MID-CAP GROWTH
 INVESTMENT   INVESTMENT     INVESTMENT     INVESTMENT     INVESTMENT     INVESTMENT     INVESTMENT
DIVISION (D)   DIVISION       DIVISION       DIVISION       DIVISION     DIVISION (B)     DIVISION
------------ ------------- -------------- -------------- -------------- -------------- --------------
    3,156         2,190        898,134      1,035,047       1,088,603           --       1,132,034
    1,406        30,655        867,857        919,357       1,590,658       77,194       1,200,709
   (1,221)       (1,894)      (671,607)      (726,327)     (1,157,560)     (13,780)       (993,873)
   ------       -------      ---------      ---------      ----------      -------       ---------
    3,341        30,951      1,094,384      1,228,077       1,521,701       63,414       1,338,870
   ======       =======      =========      =========      ==========      =======       =========

    1,268           928        656,749        811,401         676,191           --         856,351
    2,025        19,013        429,219        460,047         728,909           --         562,461
     (137)      (17,751)      (187,834)      (236,401)       (316,497)          --        (286,778)
   ------       -------      ---------      ---------      ----------      -------       ---------
    3,156         2,190        898,134      1,035,047       1,088,603           --       1,132,034
   ======       =======      =========      =========      ==========      =======       =========

       --            --        417,055        524,999         377,860           --         526,964
    1,268           928        378,500        469,450         517,429           --         519,499
       --            --       (138,806)      (183,048)       (219,098)          --        (190,112)
   ------       -------      ---------      ---------      ----------      -------       ---------
    1,268           928        656,749        811,401         676,191           --         856,351
   ======       =======      =========      =========      ==========      =======       =========

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                   MFS RESEARCH     PIMCO     RCM GLOBAL  LORD ABBETT
                                                   INTERNATIONAL TOTAL RETURN TECHNOLOGY BOND DEBENTURE
                                                    INVESTMENT    INVESTMENT  INVESTMENT   INVESTMENT
                                                     DIVISION      DIVISION    DIVISION     DIVISION
                                                   ------------- ------------ ---------- --------------
Outstanding at December, 2005.....................    294,106      1,849,249  1,334,943    1,085,144
Activity during 2006:
 Issued...........................................    541,071      1,580,219  1,036,397      609,507
 Redeemed.........................................   (268,584)    (1,390,083)  (975,767)    (531,845)
                                                     --------     ----------  ---------    ---------
Outstanding at December 31, 2006..................    566,593      2,039,385  1,395,573    1,162,806
                                                     ========     ==========  =========    =========

Outstanding at December, 2004.....................    234,898      1,483,392  1,273,073    1,015,708
Activity during 2005:
 Issued...........................................    152,985        818,646    518,666      328,926
 Redeemed.........................................    (93,776)      (452,789)  (456,796)    (259,490)
                                                     --------     ----------  ---------    ---------
Outstanding at December 31, 2005..................    294,106      1,849,249  1,334,943    1,085,144
                                                     ========     ==========  =========    =========

Outstanding at December, 2003.....................    151,293      1,041,644    932,206      963,357
Activity during 2004:
 Issued...........................................    415,775        865,523    888,971      444,003
 Redeemed.........................................   (332,170)      (423,775)  (548,104)    (391,652)
                                                     --------     ----------  ---------    ---------
Outstanding at December 31, 2004..................    234,898      1,483,392  1,273,073    1,015,708
                                                     ========     ==========  =========    =========

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

  LAZARD       MET/AIM      HARRIS OAKMARK    LEGG MASON        LORD ABBETT    NEUBERGER BERMAN  LORD ABBETT
 MID-CAP   SMALL CAP GROWTH INTERNATIONAL  AGGRESSIVE GROWTH GROWTH AND INCOME   REAL ESTATE    MID-CAP VALUE
INVESTMENT    INVESTMENT      INVESTMENT      INVESTMENT        INVESTMENT        INVESTMENT     INVESTMENT
 DIVISION      DIVISION        DIVISION        DIVISION          DIVISION          DIVISION       DIVISION
---------- ---------------- -------------- ----------------- ----------------- ---------------- -------------
  226,296       129,221         636,793         844,525           342,402           503,432         2,543
  244,858       152,658       1,213,847         564,765           529,241         1,259,740           710
 (209,390)     (111,085)       (790,150)       (500,364)         (348,220)         (823,708)         (265)
 --------      --------       ---------        --------          --------         ---------         -----
  261,764       170,794       1,060,490         908,926           523,423           939,464         2,988
 ========      ========       =========        ========          ========         =========         =====

  171,772       101,110         289,245         741,720           280,704           151,740            21
  136,196        72,111         536,478         290,526            78,527           536,011         2,575
  (81,672)      (44,000)       (188,930)       (187,721)          (16,829)         (184,319)          (53)
 --------      --------       ---------        --------          --------         ---------         -----
  226,296       129,221         636,793         844,525           342,402           503,432         2,543
 ========      ========       =========        ========          ========         =========         =====

   91,521        60,439          71,528         582,357           199,532                --            --
  171,923        79,501         431,218         350,165            93,825           172,116            22
  (91,672)      (38,830)       (213,501)       (190,802)          (12,653)          (20,376)           (1)
 --------      --------       ---------        --------          --------         ---------         -----
  171,772       101,110         289,245         741,720           280,704           151,740            21
 ========      ========       =========        ========          ========         =========         =====

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONTINUED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                                    OPPENHEIMER
                                                     THIRD AVENUE     CAPITAL     LEGG MASON
                                                      SMALL CAP     APPRECIATION VALUE EQUITY CYCLICAL GROWTH
                                                   VALUE INVESTMENT  INVESTMENT   INVESTMENT  ETF INVESTMENT
                                                       DIVISION       DIVISION   DIVISION (B)  DIVISION (B)
                                                   ---------------- ------------ ------------ ---------------
Outstanding at December, 2005.....................       2,073         10,588           --            --
Activity during 2006:
 Issued...........................................      16,123         48,969      548,298        18,885
 Redeemed.........................................        (702)       (31,761)     (57,410)       (2,490)
                                                        ------        -------      -------        ------
Outstanding at December 31, 2006..................      17,494         27,796      490,888        16,395
                                                        ======        =======      =======        ======

Outstanding at December, 2004.....................         366             --           --            --
Activity during 2005:
 Issued...........................................       1,821         13,476           --            --
 Redeemed.........................................        (114)        (2,888)          --            --
                                                        ------        -------      -------        ------
Outstanding at December 31, 2005..................       2,073         10,588           --            --
                                                        ======        =======      =======        ======

Outstanding at December, 2003.....................          --             --           --            --
Activity during 2004:
 Issued...........................................         373             --           --            --
 Redeemed.........................................          (7)            --           --            --
                                                        ------        -------      -------        ------
Outstanding at December 31, 2004..................         366             --           --            --
                                                        ======        =======      =======        ======

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

                                                                               DREYFUS
CYCLICAL GROWTH PIMCO INFLATION                     DELAWARE       DREYFUS     EMERGING        DREYFUS
AND INCOME ETF  PROTECTED BOND  AMERICAN CENTURY SMALL CAP VALUE MIDCAP STOCK  LEADERS   INTERNATIONAL VALUE
  INVESTMENT      INVESTMENT    VISTA INVESTMENT   INVESTMENT     INVESTMENT  INVESTMENT     INVESTMENT
 DIVISION (B)    DIVISION (B)       DIVISION        DIVISION       DIVISION    DIVISION       DIVISION
--------------- --------------- ---------------- --------------- ------------ ---------- -------------------
        --               --          1,252            9,876            --        916            14,559
    12,571           33,652            761           25,950         8,296         43            32,872
    (1,696)         (20,930)           (50)          (3,915)         (300)       (28)           (2,233)
    ------          -------          -----           ------         -----        ---           -------
    10,875           12,722          1,963           31,911         7,996        931            45,198
    ======          =======          =====           ======         =====        ===           =======

        --               --             --               --            --         --             1,371
        --               --          1,295           10,566            --        940            25,402
        --               --            (43)            (690)           --        (24)          (12,214)
    ------          -------          -----           ------         -----        ---           -------
        --               --          1,252            9,876            --        916            14,559
    ======          =======          =====           ======         =====        ===           =======

        --               --             --               --            --         --                --
        --               --             --               --            --         --             1,371
        --               --             --               --            --         --                --
    ------          -------          -----           ------         -----        ---           -------
        --               --             --               --            --         --             1,371
    ======          =======          =====           ======         =====        ===           =======

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


5.  CHANGES IN OUTSTANDING UNITS -- (CONCLUDED)

The changes in units outstanding for the years ended December 31, 2006, 2005 and 2004 were as follows:

                                                                  GOLDMAN SACHS
                                                   GOLDMAN SACHS    STRUCTURED     MFS HIGH  MFS GLOBAL
                                                   MID CAP VALUE SMALL CAP EQUITY   INCOME     EQUITY
                                                    INVESTMENT      INVESTMENT    INVESTMENT INVESTMENT
                                                     DIVISION        DIVISION      DIVISION   DIVISION
                                                   ------------- ---------------- ---------- ----------
Outstanding at December, 2005.....................     3,769          4,239          6,238        --
Activity during 2006:
 Issued...........................................    15,229          2,659          8,397     1,849
 Redeemed.........................................      (637)          (155)        (7,897)      (60)
                                                      ------          -----         ------     -----
Outstanding at December 31, 2006..................    18,362          6,743          6,738     1,789
                                                      ======          =====         ======     =====

Outstanding at December, 2004.....................     1,123             --          4,700        --
Activity during 2005:
 Issued...........................................     9,745          4,244          1,719        --
 Redeemed.........................................    (7,099)            (5)          (181)       --
                                                      ------          -----         ------     -----
Outstanding at December 31, 2005..................     3,769          4,239          6,238        --
                                                      ======          =====         ======     =====

Outstanding at December, 2003.....................        --             --             --        --
Activity during 2004:
 Issued...........................................     1,123             --          4,700        --
 Redeemed.........................................        --             --             --        --
                                                      ------          -----         ------     -----
Outstanding at December 31, 2004..................     1,123             --          4,700        --
                                                      ======          =====         ======     =====

(a) For the Period January 1, 2006 thru April 30, 2006
(b) For the Period May 1, 2006 thru December 31, 2006

              WELLS FARGO    WELLS FARGO    WELLS FARGO       WELLS FARGO     WELLS FARGO
VAN KAMPEN   VT ADVANTAGE    VT ADVANTAGE   VT ADVANTAGE     VT ADVANTAGE    VT ADVANTAGE
GOVERNMENT TOTAL RETURN BOND MONEY MARKET ASSET ALLOCATION   LARGE COMPANY   EQUITY INCOME
INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    GROWTH INVESTMENT  INVESTMENT
 DIVISION      DIVISION        DIVISION       DIVISION         DIVISION        DIVISION
---------- ----------------- ------------ ---------------- ----------------- -------------
  1,272          1,620              --            --               772            727
    701          4,733          93,909         1,099            18,861             --
   (631)          (800)         (2,721)         (192)           (1,831)           (74)
  -----          -----          ------         -----            ------            ---
  1,342          5,553          91,188           907            17,802            653
  =====          =====          ======         =====            ======            ===

     --             --              --            --               416            402
  1,280          1,631              --            --               464            422
     (8)           (11)             --            --              (108)           (97)
  -----          -----          ------         -----            ------            ---
  1,272          1,620              --            --               772            727
  =====          =====          ======         =====            ======            ===

     --             --              --            --                --             --
     --             --              --            --               424            410
     --             --              --            --                (8)            (8)
  -----          -----          ------         -----            ------            ---
     --             --              --            --               416            402
  =====          =====          ======         =====            ======            ===

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

6.  UNIT VALUES

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                             BLACKROCK          BLACKROCK          BLACKROCK          METLIFE
                                             LARGE CAP         DIVERSIFIED     AGGRESSIVE GROWTH    STOCK INDEX
                                             INVESTMENT        INVESTMENT         INVESTMENT        INVESTMENT
                                              DIVISION          DIVISION           DIVISION          DIVISION
                                         ------------------ ------------------ ----------------- ------------------
2006
Units...................................         16,009,494         13,096,726       11,198,297          33,607,228
Unit Fair Value, Lowest to Highest (1)..   $13.85 to $42.25   $14.57 to $36.86 $15.63 to $22.09    $12.80 to $38.04
Net Assets..............................       $435,896,815       $331,432,719     $228,717,595        $707,564,793
Investment Income Ratio to Net Assets
 (2)....................................              1.30%              2.44%            0.00%               1.97%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4).....   12.10% to 14.15%    7.38% to 10.53%   5.76% to 6.75%     8.73% to 15.48%
2005
Units...................................         16,488,159         13,638,816       11,502,614          32,156,989
Unit Fair Value, Lowest to Highest (1)..   $12.13 to $37.35   $13.18 to $33.65 $14.64 to $20.73    $11.08 to $33.24
Net Assets..............................       $401,557,280       $319,750,423     $222,219,970        $605,569,341
Investment Income Ratio to Net Assets
 (2)....................................              1.09%              1.57%            0.00%               1.56%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4).....     2.67% to 3.59%     2.13% to 3.05%  9.72% to 10.70%      3.71% to 4.64%
2004
Units...................................         16,507,025         13,455,017       11,775,258          29,475,869
Unit Fair Value, Lowest to Highest (1)..   $11.71 to $36.38   $12.79 to $32.95 $13.23 to $18.89    $10.59 to $32.05
Net Assets..............................       $399,816,513       $315,176,729     $207,749,362        $548,175,778
Investment Income Ratio to Net Assets
 (2)....................................              0.71%              1.83%            0.00%               0.83%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%      0.40% to 0.90%
Total Return, Lowest to Highest (4).....    9.87% to 10.86%     7.54% to 8.51% 11.97% to 12.98%     9.55% to 10.53%
2003
Units...................................         16,150,806         12,880,974       11,833,051          25,746,955
Unit Fair Value, Lowest to Highest (1)..   $10.57 to $33.12   $11.79 to $30.64 $11.71 to $16.87     $9.58 to $29.26
Net Assets..............................       $367,087,301       $289,033,387     $187,268,373        $457,114,347
Investment Income Ratio to Net Assets
 (2)....................................              0.83%              3.73%            0.00%               1.65%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.45% to 0.90%     0.45% to 0.90%   0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4).....   29.08% to 30.24%   19.48% to 20.56% 39.53% to 40.79%    27.06% to 28.20%
2002
Units...................................         15,059,725         12,267,711       11,447,188          22,139,983
Unit Fair Value, Lowest to Highest (1)..    $8.11 to $25.66    $9.78 to $25.64  $8.32 to $12.09     $7.48 to $23.03
Net Assets..............................       $276,979,969       $238,020,353     $130,815,618        $326,227,963
Investment Income Ratio to Net Assets
 (2)....................................              0.54%              2.27%            0.00%               0.82%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.45% to 0.90%     0.45% to 0.90%   0.45% to 0.90%      0.45% to 0.90%
Total Return, Lowest to Highest (4)..... -27.00% to -26.00% -15.00% to -14.00%          -29.00%  -23.00% to -22.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

                      FI MID CAP        T. ROWE PRICE       OPPENHEIMER      HARRIS OAKMARK       NEUBERGER      T. ROWE PRICE
 FI INTERNATIONAL    OPPORTUNITIES     SMALL CAP GROWTH    GLOBAL EQUITY     LARGE CAP VALUE    BERMAN MID CAP  LARGE CAP GROWTH
 STOCK INVESTMENT     INVESTMENT          INVESTMENT        INVESTMENT         INVESTMENT      VALUE INVESTMENT    INVESTMENT
     DIVISION          DIVISION            DIVISION          DIVISION           DIVISION           DIVISION         DIVISION
------------------ ------------------ ------------------ ------------------ ------------------ ---------------- -----------------
         3,412,213         14,298,595          4,913,291          2,344,938          4,099,325        3,225,765         3,620,946
  $15.68 to $21.90    $7.97 to $22.36   $15.76 to $17.80   $20.38 to $22.70   $14.65 to $18.40 $20.75 to $29.66  $10.63 to $16.09
       $67,509,144       $271,463,672        $81,812,746        $48,944,535        $64,292,839      $77,735,349       $49,315,573
             1.40%              0.01%              0.00%              2.49%              0.77%            0.48%             0.33%
    0.40% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%    0.40% to 0.90%
  14.38% to 16.49%   10.85% to 28.32%     2.96% to 3.93%   11.00% to 16.59%   16.70% to 18.14% 10.46% to 11.46%  12.21% to 13.23%
         3,294,341         14,520,500          5,103,342          2,314,718          4,085,993        2,912,765         3,547,628
  $13.71 to $18.97    $7.12 to $20.08    $8.20 to $17.21   $17.48 to $19.47   $12.55 to $15.72 $18.79 to $26.61   $6.84 to $14.21
       $56,855,714       $247,745,972        $80,632,046        $41,604,796        $54,445,434      $63,152,395       $41,950,019
             0.60%              0.00%              0.00%              0.55%              0.70%            0.29%             0.54%
    0.40% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%    0.40% to 0.90%
  16.95% to 18.00%     5.97% to 6.92%   10.02% to 11.01%   15.19% to 16.22%   -2.26% to -1.38% 11.27% to 12.27%    4.12% to 6.59%
         3,241,370         14,284,163          5,056,605          2,201,362          3,767,330        2,435,399         3,354,771
  $11.67 to $16.22    $6.66 to $18.87    $7.41 to $15.57   $15.04 to $16.76   $12.79 to $16.08 $16.88 to $23.70   $6.47 to $13.33
       $48,075,000       $229,326,208        $72,034,034        $34,182,477        $51,133,000      $47,215,000       $36,962,724
             1.32%              0.53%              0.00%              1.52%              0.49%            0.23%             0.21%
    0.40% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.40% to 0.90%   0.40% to 0.90%    0.40% to 0.90%
  17.14% to 18.19%   16.15% to 17.19%    9.58% to 11.08%   15.38% to 16.42%   10.42% to 11.42% 21.81% to 22.91%    2.91% to 9.93%
         3,484,064         13,347,672          4,901,924          2,140,330          3,060,299        1,946,013         3,337,477
   $9.92 to $13.85    $5.69 to $16.17    $6.76 to $14.08   $12.92 to $14.39   $11.53 to $14.56 $13.86 to $19.29   $6.27 to $12.13
       $43,984,289       $184,078,088        $63,188,807        $28,695,718        $37,503,629      $30,945,551       $33,816,692
             0.65%              0.00%              0.00%              2.04%              0.00%            0.32%             0.11%
    0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%   0.60% to 0.90%    0.60% to 0.90%
  26.90% to 28.04%   33.38% to 35.10%   37.24% to 40.87%   29.29% to 30.45%   24.38% to 25.49% 35.30% to 36.52%  29.64% to 32.78%
         3,295,967         11,520,986          4,424,009          1,978,122          2,346,360        1,567,159         2,881,316
   $7.78 to $10.91    $4.22 to $12.07    $4.93 to $10.04    $9.90 to $11.03    $9.23 to $11.71 $10.24 to $14.13    $4.72 to $9.27
       $32,966,098       $119,019,575        $40,681,000        $20,475,933        $23,072,554      $18,285,822       $22,228,496
             0.89%              0.00%              0.00%              1.68%              0.81%            0.10%             0.26%
    0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%     0.45% to 0.90%   0.45% to 0.90%    0.45% to 0.90%
-18.00% to -17.00% -30.00% to -29.00% -29.00% to -27.00% -17.00% to -16.00% -15.00% to -14.00%          -10.00% -30.00% to 23.00%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                         LEHMAN BROTHERS   MORGAN STANLEY     RUSSELL 2000        JENNISON
                                          AGGREGATE BOND     EAFE INDEX          INDEX             GROWTH
                                         INDEX INVESTMENT    INVESTMENT        INVESTMENT        INVESTMENT
                                             DIVISION         DIVISION          DIVISION        DIVISION (A)
                                         ---------------- ---------------- ------------------ ----------------
2006
Units...................................        6,058,549        3,792,545          2,884,744        1,356,790
Unit Fair Value, Lowest to Highest (1).. $13.75 to $15.13 $13.02 to $17.67   $15.20 to $21.19  $5.81 to $12.52
Net Assets..............................      $90,417,327      $58,401,764        $55,288,989      $14,099,259
Investment Income Ratio to Net Assets
 (2)....................................            4.29%            1.70%              0.81%            0.00%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........   0.45% to 0.90%   0.40% to 0.90%     0.45% to 0.90%   0.40% to 0.90%
Total Return, Lowest to Highest (4).....  -0.88% to 4.15% 23.03% to 25.75%   12.11% to 17.99%   1.88% to 2.82%
2005
Units...................................        5,619,973        3,464,106          2,619,288        1,147,750
Unit Fair Value, Lowest to Highest (1).. $13.32 to $14.53 $10.45 to $14.05   $13.00 to $17.96  $5.65 to $12.19
Net Assets..............................      $80,547,413      $42,457,559        $42,636,846      $13,084,245
Investment Income Ratio to Net Assets
 (2)....................................            3.76%            1.59%              0.74%            0.00%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........   0.45% to 0.90%   0.40% to 0.90%     0.45% to 0.90%   0.40% to 0.90%
Total Return, Lowest to Highest (4).....   1.16% to 2.06% 12.24% to 13.24%     3.57% to 4.50% 20.77% to 21.49%
2004
Units...................................        4,812,639        3,014,776          2,380,540               --
Unit Fair Value, Lowest to Highest (1).. $13.17 to $14.23  $9.31 to $12.41   $12.55 to $17.19              $--
Net Assets..............................      $67,709,808      $32,551,579        $37,085,761              $--
Investment Income Ratio to Net Assets
 (2)....................................            3.00%            0.71%              0.44%               --
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........   0.45% to 0.90%   0.40% to 0.90%     0.45% to 0.90%               --
Total Return, Lowest to Highest (4).....   3.17% to 4.10% 18.58% to 19.64%   16.71% to 17.77%               --
2003
Units...................................        4,063,920        2,675,762          2,084,869               --
Unit Fair Value, Lowest to Highest (1).. $12.77 to $13.67  $7.85 to $10.37   $10.75 to $14.59              $--
Net Assets..............................      $54,994,307      $24,290,177        $27,726,279              $--
Investment Income Ratio to Net Assets
 (2)....................................            5.25%            1.48%              0.63%               --
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........   0.45% to 0.90%   0.45% to 0.90%     0.45% to 0.90%               --
Total Return, Lowest to Highest (4).....   2.71% to 3.63% 36.41% to 37.70%   44.77% to 46.07%               --
2002
Units...................................        4,147,462        2,043,759          1,614,358               --
Unit Fair Value, Lowest to Highest (1).. $12.43 to $13.19   $5.76 to $7.53     $7.43 to $9.99              $--
Net Assets..............................      $54,046,288      $13,496,072        $14,828,534              $--
Investment Income Ratio to Net Assets
 (2)....................................            2.81%            0.49%              0.54%               --
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........   0.45% to 0.90%   0.45% to 0.90%     0.45% to 0.90%               --
Total Return, Lowest to Highest (4).....  9.00% to 10.00%          -17.00% -21.00% to -20.00%            0.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

                                         FRANKLIN         BLACKROCK                                            BLACKROCK
    BLACKROCK       METLIFE MID CAP   TEMPLETON SMALL     LARGE CAP           DAVIS          LOOMIS SAYLES    LEGACY LARGE
 STRATEGIC VALUE      STOCK INDEX       CAP GROWTH          VALUE         VENTURE VALUE        SMALL CAP       CAP GROWTH
   INVESTMENT         INVESTMENT        INVESTMENT        INVESTMENT       INVESTMENT         INVESTMENT       INVESTMENT
    DIVISION           DIVISION          DIVISION          DIVISION         DIVISION           DIVISION         DIVISION
------------------ ------------------ ---------------- ---------------- ------------------ ----------------- ---------------
         4,494,782          3,270,208          538,941          608,908          1,301,427            78,273         190,308
  $21.68 to $23.68   $15.84 to $17.39 $11.33 to $11.92  $8.29 to $15.57   $13.90 to $40.33 $13.47 to $298.24 $8.29 to $12.45
      $105,414,517        $56,090,136       $6,368,294       $9,397,259        $49,859,713       $12,333,660      $2,269,333
             0.31%              1.19%            0.00%            1.17%              0.85%             0.00%           0.16%
    0.40% to 0.90%     0.48% to 0.90%            0.90%            0.90%     0.40% to 0.90%    0.40% to 0.90%  0.48% to 0.90%
  15.68% to 16.74%    9.11% to 10.09%  9.07% to 10.05% 18.29% to 19.30%   13.55% to 14.62%  15.64% to 16.72%  3.23% to 4.13%
         4,485,936          2,985,941          474,966          396,107          1,739,984            39,978       1,201,181
  $18.58 to $20.28   $14.39 to $15.80  $8.20 to $10.83 $12.63 to $13.05   $12.13 to $35.19 $11.54 to $255.61 $7.96 to $11.96
       $90,122,911        $46,523,277       $5,108,051       $5,137,144        $43,993,114        $8,114,417     $10,109,046
             0.00%              0.67%            0.00%            0.88%              0.65%             0.00%           0.39%
    0.40% to 0.90%     0.48% to 0.90%            0.90%            0.90%     0.40% to 0.90%    0.40% to 0.90%  0.48% to 0.90%
    3.23% to 4.15%   11.28% to 12.27%  3.72% to 10.71%   5.04% to 5.98%    9.32% to 10.30%    6.00% to 6.96%  6.05% to 7.00%
         4,164,014          2,658,110          440,124          271,012          1,365,956            37,547         851,014
  $17.84 to $19.48   $12.82 to $14.07 $10.01 to $10.35 $12.02 to $12.31   $11.00 to $31.91 $10.79 to $238.98 $7.44 to $11.17
       $80,342,000        $36,885,384       $4,527,432       $3,320,893        $31,374,337        $6,406,000      $6,457,524
             0.00%              0.48%            0.00%            0.00%              0.54%             0.00%           0.00%
    0.40% to 0.90%     0.48% to 0.90%            0.90%            0.90%     0.40% to 0.90%    0.40% to 0.90%  0.48% to 0.90%
  14.31% to 15.34%   15.01% to 16.05% 10.41% to 11.41% 12.39% to 13.40%   11.36% to 12.37%  15.31% to 16.35% 8.81% to 11.74%
         3,371,798          2,338,101          328,803          102,570          1,321,574            30,184         721,385
  $15.46 to $16.89   $11.04 to $12.13   $9.07 to $9.29 $10.70 to $10.86    $9.79 to $28.40  $9.27 to $205.39           $6.84
       $56,539,662        $27,924,887       $3,038,000       $1,110,128        $24,429,495        $4,422,939      $4,933,432
             0.00%              0.46%            0.00%            1.37%              0.37%             0.00%           0.06%
    0.60% to 0.90%     0.60% to 0.90%            0.90%            0.90%     0.60% to 0.90%    0.60% to 0.90%           0.60%
  48.80% to 50.14%   33.76% to 34.96% 43.64% to 44.93% 34.47% to 35.68%   29.70% to 30.87%  35.25% to 36.47%          35.15%
         2,598,639          1,762,240          197,685           23,496            900,662            18,232         589,478
  $10.30 to $11.25     $8.18 to $8.98   $6.31 to $6.41   $7.96 to $8.00    $7.48 to $21.70  $6.80 to $150.51           $5.06
       $29,060,558        $15,567,957       $1,268,000         $188,913        $13,430,192        $2,408,393      $2,982,730
             0.06%              0.35%            0.00%            0.92%              0.88%             0.11%           0.00%
    0.50% to 0.90%     0.50% to 0.90%            0.90%            0.90%     0.50% to 0.90%    0.50% to 0.90%           0.60%
-22.00% to -21.00% -16.00% to -15.00%          -28.00%          -20.00% -17.00% to -16.00%           -22.00%         -33.00%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.



                                                MFS            BLACKROCK          FI VALUE        HARRIS OAKMARK
                                          INVESTORS TRUST     BOND INCOME         LEADERS         FOCUSED VALUE
                                            INVESTMENT        INVESTMENT         INVESTMENT         INVESTMENT
                                           DIVISION (B)        DIVISION           DIVISION           DIVISION
                                         ------------------ ---------------- ------------------ ------------------
2006
Units...................................                 --        4,668,001            393,835            191,529
Unit Fair Value, Lowest to Highest (1)..                $-- $14.39 to $29.48   $11.79 to $14.87 $290.84 to $305.98
Net Assets..............................                $--      $92,311,177         $5,778,898        $58,176,504
Investment Income Ratio to Net Assets
 (2)....................................              1.09%            5.74%              1.00%              0.30%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.48% to 0.90%   0.40% to 0.90%     0.40% to 0.90%              0.90%
Total Return, Lowest to Highest (4).....   17.49% to 21.04%  -2.17% to 4.43%   10.97% to 11.91%   11.45% to 12.45%
2005
Units...................................            425,864        5,010,744            248,972            182,165
Unit Fair Value, Lowest to Highest (1)..     $9.51 to $9.95 $13.78 to $28.49   $10.54 to $13.29 $260.95 to $272.09
Net Assets..............................         $4,216,736      $94,693,129         $3,262,874        $49,251,761
Investment Income Ratio to Net Assets
 (2)....................................              0.76%            3.93%              1.04%              0.04%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.48% to 0.90%   0.40% to 0.90%     0.40% to 0.90%              0.90%
Total Return, Lowest to Highest (4).....     6.32% to 7.27%   1.50% to 2.41%    9.71% to 10.69%     9.00% to 9.98%
2004
Units...................................            366,699        4,716,266            101,071            153,755
Unit Fair Value, Lowest to Highest (1)..     $8.87 to $9.28 $13.46 to $28.07    $9.52 to $12.01 $239.40 to $247.40
Net Assets..............................             $3,387      $89,174,083         $1,190,557        $37,844,733
Investment Income Ratio to Net Assets
 (2)....................................              0.39%            4.09%              1.10%              0.04%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.48% to 0.90%   0.40% to 0.90%     0.40% to 0.90%              0.90%
Total Return, Lowest to Highest (4).....   10.37% to 11.37%   3.50% to 4.43%   12.71% to 13.73%     8.95% to 9.93%
2003
Units...................................            185,957        5,516,605             48,986            115,343
Unit Fair Value, Lowest to Highest (1)..     $7.96 to $8.33 $12.89 to $27.12    $8.37 to $10.56 $219.73 to $225.05
Net Assets..............................             $1,544      $96,719,590           $505,283        $25,865,638
Investment Income Ratio to Net Assets
 (2)....................................              0.25%            3.06%              0.52%              0.12%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.60% to 0.90%   0.60% to 0.90%      0.60% to .90%              0.90%
Total Return, Lowest to Highest (4).....   20.76% to 21.85%   4.91% to 5.85%   25.79% to 26.92%   31.47% to 32.66%
2002
Units...................................            103,733        5,564,010             11,904             76,067
Unit Fair Value, Lowest to Highest (1)..     $6.54 to $6.84 $12.18 to $25.85     $6.59 to $8.32 $167.13 to $169.65
Net Assets..............................               $694      $93,157,932            $92,898        $12,878,533
Investment Income Ratio to Net Assets
 (2)....................................              0.72%            5.72%              0.89%              0.18%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........     0.60% to 0.90%   0.60% to 0.90%      0.60% to .90%              0.90%
Total Return, Lowest to Highest (4)..... -21.00% to -20.00%   7.00% to 8.00% -19.00% to -17.00%  -10.00% to -9.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

 WESTERN ASSET                                                                           METLIFE
   MANAGEMENT     WESTERN ASSET                                         METLIFE      CONSERVATIVE TO
 STRATEGIC BOND    MANAGEMENT        BLACKROCK           MFS          CONSERVATIVE      MODERATE      METLIFE MODERATE
 OPPORTUNITIES   U.S. GOVERNMENT    MONEY MARKET     TOTAL RETURN      ALLOCATION      ALLOCATION        ALLOCATION
   INVESTMENT      INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT      INVESTMENT        INVESTMENT
    DIVISION        DIVISION          DIVISION         DIVISION         DIVISION        DIVISION          DIVISION
---------------- ---------------- ---------------- ---------------- ---------------- ---------------- ----------------
         998,939          988,756        3,575,759          297,430           44,128          161,903          775,138
$15.16 to $15.95 $13.62 to $14.33 $16.57 to $16.87 $12.47 to $12.77 $11.00 to $11.17 $11.51 to $11.68 $12.01 to $12.19
     $15,802,133      $14,050,390      $59,328,821       $3,781,921         $492,252      $ 1,884,052       $9,406,274
           4.79%            3.26%            4.81%            3.21%            2.90%            2.36%            1.48%
           0.90%            0.90%   0.40% to 0.90%   0.40% to 0.90%            0.90%            0.90%            0.90%
  4.10% to 5.04%   3.25% to 4.19%   3.86% to 4.82% 11.19% to 12.18%   6.27% to 7.27%   8.80% to 9.74% 11.20% to 12.19%
         843,296          879,572        1,760,759          190,293           11,372           54,464          133,610
$14.56 to $15.19 $13.19 to $13.75 $12.92 to $16.24 $11.21 to $11.68 $10.35 to $10.41 $10.58 to $10.64 $10.80 to $10.87
     $12,708,706      $12,014,309      $28,027,973       $2,159,396         $118,225        $ 578,511       $1,449,435
           3.01%            1.33%            2.78%            1.64%            0.63%            0.77%            0.83%
           0.90%            0.90%   0.40% to 0.90%   0.40% to 0.90%            0.90%            0.90%            0.90%
  1.92% to 2.83%   0.82% to 1.72%   1.97% to 2.89%   2.20% to 7.66%   3.51% to 4.13%   5.80% to 6.43%   8.02% to 8.66%
         595,935          705,185        1,880,485           69,569               --               --               --
$14.29 to $14.77 $13.08 to $13.52 $15.36 to $15.93 $10.85 to $11.04              $--              $--              $--
      $8,742,547       $9,478,138      $29,162,123         $767,164              $--              $--              $--
           2.66%            1.25%            1.03%            0.00%               --               --               --
           0.90%            0.90%   0.40% to 0.90%   0.40% to 0.90%               --               --               --
  5.66% to 6.61%   2.09% to 3.01%   0.08% to 0.99% 8.52%% to 10.39%               --               --               --
         374,682          559,100        1,760,371               --               --               --               --
$13.52 to $13.85 $12.82 to $13.13 $15.21 to $15.92              $--              $--              $--              $--
      $5,163,069       $7,304,902      $27,346,427              $--              $--              $--              $--
           1.70%            0.62%            0.78%               --               --               --               --
           0.90%            0.90%   0.60% to 0.90%               --               --               --               --
11.62% to 12.62%   0.77% to 1.68%  -0.09% to 0.81%               --               --               --               --
         177,044          340,014        1,980,526               --               --               --               --
$12.12 to $12.30 $12.72 to $12.91 $13.09 to $15.93              $--              $--              $--              $--
      $2,173,663       $4,365,410      $30,811,000              $--              $--              $--              $--
           6.33%            2.20%            1.57%               --               --               --               --
           0.90%            0.90%   0.45% to 0.90%               --               --               --               --
 9.00% to 10.00%   7.00% to 8.00%   0.00% to 1.00%               --               --               --               --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                                                   METLIFE MODERATE     METLIFE
                                                                    TO AGGRESSIVE      AGGRESSIVE
                                                                      ALLOCATION       ALLOCATION      FI LARGE CAP
                                                                      INVESTMENT       INVESTMENT       INVESTMENT
                                                                       DIVISION         DIVISION       DIVISION (B)
                                                                   ---------------- ---------------- ----------------
2006
Units.............................................................        1,098,433          225,274            6,047
Unit Fair Value, Lowest to Highest (1)............................ $12.52 to $12.71 $12.89 to $13.08 $10.16 to $10.22
Net Assets........................................................     $ 13,918,465       $2,934,559          $61,685
Investment Income Ratio to Net Assets (2).........................            1.07%            0.67%            0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            0.90%            0.90%            0.90%
Total Return, Lowest to Highest (4)............................... 13.54% to 14.57% 15.05% to 16.04%   1.60% to 2.20%
2005
Units.............................................................          212,022           40,224               --
Unit Fair Value, Lowest to Highest (1)............................ $11.03 to $11.09 $11.20 to $11.27              $--
Net Assets........................................................      $ 2,349,403         $452,673              $--
Investment Income Ratio to Net Assets (2).........................            0.77%            0.73%               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            0.90%            0.90%               --
Total Return, Lowest to Highest (4)............................... 10.28% to 10.94% 12.05% to 12.72%               --
2004
Units.............................................................               --               --               --
Unit Fair Value, Lowest to Highest (1)............................             $ --              $--              $--
Net Assets........................................................             $ --              $--              $--
Investment Income Ratio to Net Assets (2).........................               --               --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --               --               --
Total Return, Lowest to Highest (4)...............................               --               --               --
2003
Units.............................................................               --               --               --
Unit Fair Value, Lowest to Highest (1)............................             $ --              $--              $--
Net Assets........................................................             $ --              $--              $--
Investment Income Ratio to Net Assets (2).........................               --               --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --               --               --
Total Return, Lowest to Highest (4)...............................               --               --               --
2002
Units.............................................................               --               --               --
Unit Fair Value, Lowest to Highest (1)............................             $ --              $--              $--
Net Assets........................................................             $ --              $--              $--
Investment Income Ratio to Net Assets (2).........................               --               --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --               --               --
Total Return, Lowest to Highest (4)...............................               --               --               --

                                                                    JANUS ASPEN
                                                                     LARGE CAP
                                                                      GROWTH
                                                                    INVESTMENT
                                                                     DIVISION
                                                                   --------------
2006
Units.............................................................        595,051
Unit Fair Value, Lowest to Highest (1)............................          $9.75
Net Assets........................................................     $5,801,609
Investment Income Ratio to Net Assets (2).........................          0.49%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.48% to 0.60%
Total Return, Lowest to Highest (4)...............................         11.38%
2005
Units.............................................................        563,653
Unit Fair Value, Lowest to Highest (1)............................          $8.75
Net Assets........................................................     $4,934,074
Investment Income Ratio to Net Assets (2).........................          0.33%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.48% to 0.60%
Total Return, Lowest to Highest (4)...............................          4.29%
2004
Units.............................................................        509,009
Unit Fair Value, Lowest to Highest (1)............................          $8.39
Net Assets........................................................     $4,276,635
Investment Income Ratio to Net Assets (2).........................          0.15%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.48% to 0.60%
Total Return, Lowest to Highest (4)...............................          4.52%
2003
Units.............................................................        435,309
Unit Fair Value, Lowest to Highest (1)............................          $8.03
Net Assets........................................................     $3,499,893
Investment Income Ratio to Net Assets (2).........................          0.10%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)          0.60%
Total Return, Lowest to Highest (4)...............................         31.73%
2002
Units.............................................................        354,373
Unit Fair Value, Lowest to Highest (1)............................          $6.10
Net Assets........................................................     $2,163,422
Investment Income Ratio to Net Assets (2).........................          0.03%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)          0.60%
Total Return, Lowest to Highest (4)...............................        -27.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

                                                  AIM V.I.    AIM V.I.          FRANKLIN
JANUS ASPEN   JANUS      AIM V.I.     AIM V.I.   GOVERNMENT    GLOBAL          TEMPLETON
 BALANCED     FORTY     CORE STOCK  CORE EQUITY  SECURITIES  REAL ESTATE   FOREIGN SECURITIES
INVESTMENT  INVESTMENT  INVESTMENT   INVESTMENT  INVESTMENT  INVESTMENT        INVESTMENT
 DIVISION    DIVISION  DIVISION (A) DIVISION (B)  DIVISION    DIVISION          DIVISION
----------- ---------- ------------ ------------ ---------- -------------- ------------------
     179        7,954          --       25,159        691           70,179          471,719
  $12.90       $14.00         $--       $15.30     $11.08           $39.37           $16.03
  $2,311     $111,362         $--     $384,843     $7,657       $2,762,613       $7,566,317
   1.92%        0.14%       1.13%        0.50%      3.54%            1.18%            1.35%
   0.48%        0.48%       0.48%        0.48%      0.40%   0.40% to 0.60%   0.48% to 0.60%
  10.41%        9.11%      30.58%       36.32%      3.28%           42.62%           21.69%
     187           --      21,852           --        769           63,997          488,477
  $11.68          $--      $10.53          $--     $10.73           $27.61           $13.17
  $2,186          $--    $230,117          $--     $8,255       $1,747,819       $6,438,080
   2.07%           --       0.42%           --      3.80%            1.18%            1.22%
   0.60%           --       0.48%           --      0.40%   0.40% to 0.60%   0.48% to 0.60%
   7.66%           --       3.79%           --      4.57%           15.46%           10.48%
      22           --      23,651           --        420           54,709          444,204
  $10.85          $--      $10.15          $--     $10.26           $23.91           $11.92
    $237          $--    $239,919          $--     $4,310       $1,308,000       $5,300,000
   3.38%           --       0.96%           --      1.40%            1.25%            1.12%
   0.60%           --       0.48%           --      0.40%   0.40% to 0.60%   0.48% to 0.60%
   8.52%           --       4.24%           --      2.60%           34.40%           18.87%
      --           --      18,859           --         --           10,108          403,047
     $--          $--       $9.73          $--        $--           $17.79           $10.03
     $--          $--    $184,406          $--        $--         $178,608       $4,053,532
      --           --       1.26%           --         --            1.49%            1.52%
      --           --       0.60%           --         --            0.60%            0.60%
      --           --      22.60%           --         --           38.82%           32.55%
      --           --      15,365           --         --           14,055          344,105
     $--          $--       $7.94          $--        $--           $12.82            $7.57
     $--          $--    $125,063          $--        $--         $179,233       $2,612,034
      --           --       1.74%           --         --            1.40%            2.03%
      --           --       0.60%           --         --            0.60%            0.60%
      --           --     -19.00%           --         --           -6.00%          -18.00%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                                                   FRANKLIN MUTUAL                                  FIDELITY VIP
                                                                      DISCOVERY    ALLIANCEBERNSTIEN  FIDELITY VIP  ASSET MANAGER
                                                                     SECURITIES    GLOBAL TECHNOLOGY   CONTRAFUND      GROWTH
                                                                     INVESTMENT       INVESTMENT       INVESTMENT    INVESTMENT
                                                                    DIVISION (D)       DIVISION         DIVISION      DIVISION
                                                                   --------------- ----------------- -------------- -------------
2006
Units.............................................................         54,880           11,768          151,404    102,160
Unit Fair Value, Lowest to Highest (1)............................         $16.38            $5.36           $13.81      $9.40
Net Assets........................................................       $899,109          $63,091       $2,091,319   $958,076
Investment Income Ratio to Net Assets (2).........................          0.99%            0.00%            1.15%      1.87%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.40% to 0.48%   0.40% to 0.60%   0.40% to 0.60%      0.48%
Total Return, Lowest to Highest (4)...............................         23.03%            8.36%           11.57%      6.89%
2005
Units.............................................................          9,138            8,553           74,414     80,752
Unit Fair Value, Lowest to Highest (1)............................         $13.31            $4.95           $12.38      $8.79
Net Assets........................................................       $121,664          $42,308         $921,114   $708,401
Investment Income Ratio to Net Assets (2).........................          1.34%            0.00%            0.21%      2.58%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.40% to 0.48%   0.40% to 0.60%   0.40% to 0.60%      0.48%
Total Return, Lowest to Highest (4)...............................         15.97%            3.65%           16.85%      3.79%
2004
Units.............................................................             --            4,324           77,301     83,331
Unit Fair Value, Lowest to Highest (1)............................            $--            $4.77           $10.59      $8.47
Net Assets........................................................            $--          $20,636             $819   $704,000
Investment Income Ratio to Net Assets (2).........................             --            0.00%            0.21%      2.23%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --   0.48% to 0.60%   0.40% to 0.60%      0.48%
Total Return, Lowest to Highest (4)...............................             --            5.09%           15.34%      5.85%
2003
Units.............................................................             --           10,005           97,404     53,872
Unit Fair Value, Lowest to Highest (1)............................            $--            $4.54            $9.18      $8.00
Net Assets........................................................            $--          $45,595             $894   $432,629
Investment Income Ratio to Net Assets (2).........................             --            0.00%            0.15%      2.96%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --            0.60%            0.60%      0.60%
Total Return, Lowest to Highest (4)...............................             --           43.79%           28.35%     23.15%
2002
Units.............................................................             --            5,945           34,844     19,894
Unit Fair Value, Lowest to Highest (1)............................            $--            $3.16            $7.16      $6.50
Net Assets........................................................            $--          $18,230             $249   $130,875
Investment Income Ratio to Net Assets (2).........................             --            0.00%            0.14%      3.23%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --            0.60%            0.60%      0.60%
Total Return, Lowest to Highest (4)...............................             --          -42.00%          -10.00%    -18.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

 FIDELITY VIP                                                         AMERICAN FUNDS
  INVESTMENT   FIDELITY VIP     AMERICAN FUNDS     AMERICAN FUNDS      GLOBAL SMALL     AMERICAN FUNDS   T. ROWE PRICE
  GRADE BOND   EQUITY-INCOME        GROWTH         GROWTH-INCOME      CAPITALIZATION         BOND        MID-CAP GROWTH
  INVESTMENT    INVESTMENT        INVESTMENT         INVESTMENT         INVESTMENT        INVESTMENT       INVESTMENT
 DIVISION (D)  DIVISION (D)        DIVISION           DIVISION           DIVISION        DIVISION (C)       DIVISION
-------------- -------------- ------------------ ------------------ ------------------ ---------------- ----------------
         3,341         30,951          1,094,384          1,228,077          1,521,701           63,414        1,338,870
        $11.10         $14.00   $84.90 to $89.32   $49.83 to $52.43   $27.56 to $28.99 $10.12 to $10.18  $8.84 to $13.92
       $36,978       $433,176        $97,034,740        $63,898,091        $43,642,742         $644,176      $12,401,292
         4.18%          3.96%              0.86%              1.68%              0.46%            0.87%            0.00%
0.40% to 0.48% 0.40% to 0.48%              0.90%              0.90%              0.90%            0.90%   0.60% to 0.90%
         4.28%         20.07%    9.24% to 10.22%   14.17% to 15.21%   22.97% to 24.05%   1.20% to 1.80%   5.66% to 6.60%
         3,156          2,190            898,134          1,035,047          1,088,603               --        1,132,034
        $10.64         $11.66   $77.72 to $81.04   $43.64 to $45.51   $22.41 to $23.37              $--  $8.37 to $13.11
       $33,484        $25,408        $72,331,242        $46,794,725        $25,231,190              $--       $9,817,802
         2.35%          1.05%              0.74%              1.44%              0.89%               --            0.00%
0.40% to 0.48% 0.40% to 0.48%              0.90%              0.90%              0.90%               --   0.60% to 0.90%
         2.08%          5.76%   15.16% to 16.19%     4.89% to 5.83%   24.24% to 25.35%               -- 13.85% to 14.87%
         1,268            928            656,749            811,401            676,191               --          856,351
        $10.43         $11.02   $67.49 to $69.75   $41.61 to $43.00   $18.04 to $18.64              $--  $7.35 to $11.44
       $13,121        $10,110        $45,571,772        $34,701,703        $12,527,867              $--       $6,475,187
         0.00%          0.00%              0.20%              1.00%              0.00%               --            0.00%
          .40%           .40%              0.90%              0.90%              0.90%               --   0.60% to 0.90%
         4.27%         10.25%   11.49% to 12.50%    9.39% to 10.37%   19.80% to 20.88%               -- 14.40% to 18.15%
            --             --            417,055            524,999            377,860               --          526,964
           $--            $--   $60.53 to $62.00   $38.04 to $38.96   $15.06 to $15.42              $--   $6.28 to $6.43
           $--            $--        $25,759,940        $20,368,911         $5,800,860              $--       $3,375,270
            --             --              0.13%              1.18%              0.49%               --            0.00%
            --             --              0.90%              0.90%              0.90%               --            0.90%
            --             --   35.59% to 36.81%   31.25% to 32.43%   52.16% to 53.53%               -- 35.90% to 37.12%
            --             --            221,157            286,757            202,753               --          293,610
           $--            $--   $44.64 to $45.32   $28.98 to $29.42    $9.90 to $10.05              $--   $4.62 to $4.69
           $--            $--         $9,992,022         $8,407,501         $2,032,913              $--       $1,372,997
            --             --              0.05%              1.53%              0.81%               --            0.82%
            --             --              0.90%              0.90%              0.90%               --            0.90%
            --             -- -25.00% to -24.00% -19.00% to -18.00% -20.00% to -19.00%               --          -44.00%

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                          MFS RESEARCH         PIMCO          RCM GLOBAL      LORD ABBETT
                                          INTERNATIONAL     TOTAL RETURN      TECHNOLOGY     BOND DEBENTURE
                                           INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT
                                            DIVISION          DIVISION         DIVISION         DIVISION
                                         ---------------- ---------------- ---------------- ----------------
2006
Units...................................          566,593        2,039,385        1,395,573        1,162,806
Unit Fair Value, Lowest to Highest (1).. $15.30 to $17.63 $13.16 to $13.85   $5.16 to $5.43 $14.77 to $18.05
Net Assets..............................       $9,803,525      $28,016,253       $7,523,569      $19,368,414
Investment Income Ratio to Net Assets
 (2)....................................            1.59%            2.73%            0.00%            6.71%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........            0.90%            0.90%            0.90%    0.40% to .90%
Total Return, Lowest to Highest (4)..... 25.80% to 26.90%   3.85% to 4.81%   4.51% to 5.47%   1.42% to 9.34%
2005
Units...................................          294,107        1,849,249        1,334,943        1,085,144
Unit Fair Value, Lowest to Highest (1).. $12.09 to $13.89 $12.67 to $13.21   $4.94 to $5.15 $13.96 to $16.51
Net Assets..............................       $4,058,072      $24,263,960       $6,824,691      $16,531,209
Investment Income Ratio to Net Assets
 (2)....................................            0.63%            0.06%            0.00%            4.70%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........            0.90%            0.90%            0.90%    0.40% to .90%
Total Return, Lowest to Highest (4).....  6.38% to 16.77%   1.55% to 2.46% 10.36% to 11.35%   0.90% to 1.81%
2004
Units...................................          234,898        1,483,392        1,273,073        1,015,708
Unit Fair Value, Lowest to Highest (1).. $11.51 to $11.90 $12.48 to $12.90    $4.47 to 4.62 $10.84 to $16.22
Net Assets..............................       $2,780,832      $19,019,859       $5,849,160      $15,192,966
Investment Income Ratio to Net Assets
 (2)....................................            0.00%            7.63%            0.00%            3.51%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........            0.90%            0.90%            0.90%   0.40% to 0.90%
Total Return, Lowest to Highest (4)..... 18.65% to 19.72%   4.31% to 5.25% -5.13% to -4.28%   7.46% to 9.61%
2003
Units...................................          151,293        1,041,644          932,206          963,357
Unit Fair Value, Lowest to Highest (1)..   $9.70 to $9.94 $11.96 to $12.25   $4.72 to $4.83  $9.21 to $14.95
Net Assets..............................       $1,497,220      $12,697,066       $4,480,813      $12,846,410
Investment Income Ratio to Net Assets
 (2)....................................            0.97%            1.48%            0.00%            1.85%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........            0.90%            0.90%            0.90%   0.45% to 0.90%
Total Return, Lowest to Highest (4)..... 31.01% to 32.19%   3.59% to 4.52% 56.44% to 57.84% 17.17% to 25.04%
2002
Units...................................           95,230          533,674          415,928          812,767
Unit Fair Value, Lowest to Highest (1)..   $7.41 to $7.52 $11.55 to $11.72   $3.01 to $3.06  $7.37 to $12.51
Net Assets..............................         $713,682       $6,213,682       $1,269,081       $9,072,240
Investment Income Ratio to Net Assets
 (2)....................................            0.25%            0.00%            0.00%           11.43%
Expenses as a percent of Average Net
 Assets, Lowest to Highest (3)..........            0.90%            0.90%            0.90%     -2% to 0.90%
Total Return, Lowest to Highest (4).....          -12.00%  9.00% to 10.00%          -51.00%  -1.00% to 1.00%

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

                                                        LEGG MASON      LORD ABBETT       NEUBERGER      LORD ABBETT
      LAZARD           MET/AIM       HARRIS OAKMARK     AGGRESSIVE      GROWTH AND       BERMAN REAL       MID-CAP
     MID-CAP       SMALL CAP GROWTH  INTERNATIONAL        GROWTH          INCOME           ESTATE           VALUE
    INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT      INVESTMENT       INVESTMENT      INVESTMENT
     DIVISION          DIVISION         DIVISION         DIVISION        DIVISION         DIVISION        DIVISION
------------------ ---------------- ---------------- ---------------- ---------------- ---------------- --------------
           261,764          170,794        1,060,490          908,926          523,423          939,464          2,988
  $14.85 to $15.48 $13.44 to $14.02 $19.54 to $20.37   $7.37 to $8.60           $11.20 $19.85 to $20.33         $14.25
        $4,020,887       $2,376,804      $21,411,537       $7,744,433       $5,861,368      $18,987,194        $42,580
             0.52%            0.00%            2.33%            0.00%            0.03%            1.01%          0.54%
             0.90%            0.90%            0.90%   0.48% to 0.90%   0.40% to 0.60%   0.40% to 0.90% 0.48% to 0.60%
   6.62% to 14.86%  3.77% to 13.93% 28.05% to 29.18% -2.53% to -1.60%           18.05% 36.70% to 37.93%         12.16%
           226,296          129,221          636,793          844,525          342,402          503,432          2,543
  $11.78 to $13.48 $11.71 to $12.31 $15.26 to $15.77   $7.50 to $8.74  $9.49 to $12.19 $14.52 to $14.74         $12.71
        $3,034,264       $1,587,237       $9,973,856       $7,322,996       $4,160,587       $7,394,991        $32,304
             0.41%            0.00%            0.16%            0.00%            0.10%            0.00%          0.86%
             0.90%            0.90%            0.90%   0.48% to 0.90%   0.40% to 0.60%   0.40% to 0.90% 0.48% to 0.60%
    7.44% to 8.40%  7.63% to 10.16% 13.47% to 14.48% 12.83% to 13.84%   3.68% to 4.62% 12.60% to 13.61%          8.05%
           171,772          101,110          289,245          741,720          280,704          151,740             21
  $12.14 to $12.43 $11.06 to $11.33 $13.45 to $13.77   $6.60 to $7.68  $9.15 to $11.65 $12.90 to $12.97         $11.76
        $2,124,397       $1,143,358       $3,963,209       $5,657,453       $3,254,684       $1,964,753           $246
             0.00%            0.00%            0.04%            0.00%            0.49%            3.30%          0.72%
             0.90%            0.90%            0.90%   0.48% to 0.90%   0.40% to 0.60%   0.40% to 0.90%          0.60%
  13.57% to 14.60%   5.78% to 6.73% 19.73% to 20.80%   7.85% to 8.82% 11.22% to 12.92% 28.97% to 29.74%         17.59%
            91,521           60,439           71,528          582,357          199,532               --             --
  $10.69 to $10.85 $10.46 to $10.62 $11.23 to $11.40   $6.10 to $7.06  $8.10 to $10.47              $--            $--
          $988,932         $643,451         $813,505       $4,086,776       $2,083,614              $--            $--
             1.35%            0.00%            1.84%            0.00%            0.70%               --             --
             0.90%            0.90%            0.90%   0.60% to 0.90%            0.60%               --             --
  25.29% to 26.42% 37.84% to 39.08% 34.16% to 35.37% 23.37% to 29.93% 29.15% to 32.18%               --             --
            29,655           15,245           17,743          389,441          150,344               --             --
    $8.53 to $8.58   $7.59 to $7.63   $8.37 to $8.42   $4.94 to $5.43            $7.92              $--            $--
          $252,980         $115,796         $149,970       $2,087,511       $1,191,135              $--            $--
             0.10%            0.00%            0.00%            0.00%            3.31%               --             --
             0.90%            0.90%            0.90%   0.60% to 0.90%            0.60%               --             --
-15.00% to -14.00%          -24.00%          -16.00%          -31.00%          -22.00%               --             --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)


6.  UNIT VALUES -- (CONTINUED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                                                                      OPPENHEIMER
                                                                     THIRD AVENUE       CAPITAL         LEGG MASON
                                                                       SMALLCAP       APPRECIATION     VALUE EQUITY
                                                                   VALUE INVESTMENT    INVESTMENT       INVESTMENT
                                                                       DIVISION         DIVISION       DIVISION (B)
                                                                   ---------------- ---------------- ----------------
2006
Units.............................................................          17,494            27,796          490,888
Unit Fair Value, Lowest to Highest (1)............................          $15.75  $11.70 to $11.87 $10.73 to $12.11
Net Assets........................................................        $275,584          $329,300       $5,537,660
Investment Income Ratio to Net Assets (2).........................           0.11%             0.26%            0.16%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)  0.48% to 0.60%             0.90%   0.48% to 0.90%
Total Return, Lowest to Highest (4)...............................          13.11%    6.88% to 7.78%  7.73% to 27.65%
2005
Units.............................................................           2,073            10,588               --
Unit Fair Value, Lowest to Highest (1)............................          $13.92  $10.95 to $11.01              $--
Net Assets........................................................         $28,860          $116,310              $--
Investment Income Ratio to Net Assets (2).........................           0.00%             0.13%               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)  0.40% to 0.60%             0.90%               --
Total Return, Lowest to Highest (4)...............................          15.48%    9.21% to 9.86%               --
2004
Units.............................................................             366                --               --
Unit Fair Value, Lowest to Highest (1)............................          $12.06               $--              $--
Net Assets........................................................          $4,407               $--              $--
Investment Income Ratio to Net Assets (2).........................           0.55%                --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)           0.40%                --               --
Total Return, Lowest to Highest (4)...............................          20.58%                --               --
2003
Units.............................................................              --                --               --
Unit Fair Value, Lowest to Highest (1)............................             $--               $--              $--
Net Assets........................................................             $--               $--              $--
Investment Income Ratio to Net Assets (2).........................              --                --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                --               --
Total Return, Lowest to Highest (4)...............................              --                --               --
2002
Units.............................................................              --                --               --
Unit Fair Value, Lowest to Highest (1)............................             $--               $--              $--
Net Assets........................................................             $--               $--              $--
Investment Income Ratio to Net Assets (2).........................              --                --               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)              --                --               --
Total Return, Lowest to Highest (4)...............................              --                --               --


                                                                   CYCLICAL GROWTH
                                                                   ETF INVESTMENT
                                                                    DIVISION (B)
                                                                   ----------------
2006
Units.............................................................           16,395
Unit Fair Value, Lowest to Highest (1)............................ $10.71 to $10.77
Net Assets........................................................         $176,315
Investment Income Ratio to Net Assets (2).........................            2.52%
Expenses as a percent of Average Net Assets, Lowest to Highest (3)            0.90%
Total Return, Lowest to Highest (4)...............................   7.10% to 7.70%
2005
Units.............................................................               --
Unit Fair Value, Lowest to Highest (1)............................              $--
Net Assets........................................................              $--
Investment Income Ratio to Net Assets (2).........................               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --
Total Return, Lowest to Highest (4)...............................               --
2004
Units.............................................................               --
Unit Fair Value, Lowest to Highest (1)............................              $--
Net Assets........................................................              $--
Investment Income Ratio to Net Assets (2).........................               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --
Total Return, Lowest to Highest (4)...............................               --
2003
Units.............................................................               --
Unit Fair Value, Lowest to Highest (1)............................              $--
Net Assets........................................................              $--
Investment Income Ratio to Net Assets (2).........................               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --
Total Return, Lowest to Highest (4)...............................               --
2002
Units.............................................................               --
Unit Fair Value, Lowest to Highest (1)............................              $--
Net Assets........................................................              $--
Investment Income Ratio to Net Assets (2).........................               --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)               --
Total Return, Lowest to Highest (4)...............................               --

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

                                                                                  DREYFUS
CYCLICAL GROWTH  PIMCO INFLATION                      DELAWARE        DREYFUS     EMERGING        DREYFUS
AND INCOME ETF   PROTECTED BOND   AMERICAN CENTURY SMALL CAP VALUE MID CAP STOCK  LEADERS   INTERNATIONAL VALUE
  INVESTMENT       INVESTMENT     VISTA INVESTMENT   INVESTMENT     INVESTMENT   INVESTMENT     INVESTMENT
 DIVISION (B)     DIVISION (B)        DIVISION        DIVISION       DIVISION     DIVISION       DIVISION
---------------- ---------------- ---------------- --------------- ------------- ---------- -------------------
          10,875           12,722       1,963           31,911          7,996         931             45,198
$10.67 to $10.73 $10.14 to $10.20      $12.70           $16.42         $11.35      $12.76             $15.85
        $116,548         $129,728     $24,927         $524,104        $90,768     $11,878           $716,432
           3.14%            0.00%       0.00%            0.02%          0.20%       0.00%              0.54%
           0.90%            0.90%       0.40%            0.48%          0.48%       0.60%     0.40% to 0.48%
  6.70% to 7.30%   1.40% to 2.00%       9.03%           15.86%         -8.96%       8.05%             22.35%
              --               --       1,252            9,876             --         916             14,559
             $--              $--      $11.65           $14.17            $--      $11.81             $12.95
             $--              $--     $14,583         $139,966            $--     $10,821           $188,477
              --               --       0.00%            0.26%             --       0.00%              0.00%
              --               --       0.40%            0.48%             --       0.60%     0.40% to 0.48%
              --               --       8.13%           17.85%             --       4.75%             11.69%
              --               --          --               --             --          --              1,371
             $--              $--         $--              $--            $--         $--             $11.60
             $--              $--         $--              $--            $--         $--            $15,540
              --               --          --               --             --          --              0.00%
              --               --          --               --             --          --              0.40%
              --               --          --               --             --          --             15.99%
              --               --          --               --             --          --                 --
             $--              $--         $--              $--            $--         $--                $--
             $--              $--         $--              $--            $--         $--                $--
              --               --          --               --             --          --                 --
              --               --          --               --             --          --                 --
              --               --          --               --             --          --                 --
              --               --          --               --             --          --                 --
             $--              $--         $--              $--            $--         $--                $--
             $--              $--         $--              $--            $--         $--                $--
              --               --          --               --             --          --                 --
              --               --          --               --             --          --                 --
              --               --          --               --             --          --                 --

                   METROPOLITAN LIFE SEPARATE ACCOUNT UL OF
                      METROPOLITAN LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)


6.  UNIT VALUES -- (CONCLUDED)

The following table is a summary of unit values and units outstanding for the Policies and the expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, for the year ended December 31, 2006, 2005, 2004, 2003 and 2002 respectively, or lesser time period if applicable.

                                                                                   GOLDMAN SACHS
                                                                   GOLDMAN SACHS     STRUCTURED       MFS HIGH      MFS GLOBAL
                                                                   MID CAP VALUE  SMALL CAP EQUITY     INCOME         EQUITY
                                                                    INVESTMENT       INVESTMENT      INVESTMENT     INVESTMENT
                                                                     DIVISION         DIVISION        DIVISION       DIVISION
                                                                   -------------- ---------------- -------------- --------------
2006
Units.............................................................         18,362       6,743               6,738          1,789
Unit Fair Value, Lowest to Highest (1)............................         $14.38      $13.29              $12.17         $15.01
Net Assets........................................................       $263,966     $89,590             $82,011        $26,856
Investment Income Ratio to Net Assets (2).........................          1.82%       0.87%               5.42%          0.00%
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.40% to 0.48%       0.48%      0.40% to 0.48% 0.40% to 0.48%
Total Return, Lowest to Highest (4)...............................         16.17%      12.30%               9.98%         24.04%
2005
Units.............................................................          3,769       4,239               6,238             --
Unit Fair Value, Lowest to Highest (1)............................         $12.38      $11.83              $11.07            $--
Net Assets........................................................        $46,646     $50,166             $69,027            $--
Investment Income Ratio to Net Assets (2).........................          0.91%       0.45%              11.32%             --
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.40% to 0.48%       0.48%      0.40% to 0.48%             --
Total Return, Lowest to Highest (4)...............................         12.83%       6.07%               2.05%             --
2004
Units.............................................................          1,123         $--               4,700             --
Unit Fair Value, Lowest to Highest (1)............................         $10.97         $--              $10.84            $--
Net Assets........................................................        $12,276          --                 $51            $--
Investment Income Ratio to Net Assets (2).........................          1.17%          --               0.00%             --
Expenses as a percent of Average Net Assets, Lowest to Highest (3) 0.40% to 0.48%          --               0.48%             --
Total Return, Lowest to Highest (4)...............................          9.71%          --               8.43%             --
2003
Units.............................................................             --          --                  --             --
Unit Fair Value, Lowest to Highest (1)............................            $--         $--                 $--            $--
Net Assets........................................................            $--         $--                 $--            $--
Investment Income Ratio to Net Assets (2).........................             --          --                  --             --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --          --                  --             --
Total Return, Lowest to Highest (4)...............................             --          --                  --             --
2002
Units.............................................................             --          --                  --             --
Unit Fair Value, Lowest to Highest (1)............................            $--         $--                 $--            $--
Net Assets........................................................            $--         $--                 $--            $--
Investment Income Ratio to Net Assets (2).........................             --          --                  --             --
Expenses as a percent of Average Net Assets, Lowest to Highest (3)             --          --                  --             --
Total Return, Lowest to Highest (4)...............................             --          --                  --             --

(1) Metropolitan Life sells a number of variable life products, which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the investment division from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policy owner cash value either through the reduction of unit values or the redemption of units. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying portfolio in which the investment divisions invest.
(3) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit value. Charges made directly to policy owner cash value through the redemption of units and expenses of the underlying portfolio are excluded.
(4) These amounts represent the total return for the period indicated including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. The total return does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

(a) For the Period January 1, 2005 thru April 30, 2005
(b) For the Period January 1, 2006 thru April 30, 2006
(c) For the Period May 1, 2006 thru December 31, 2006
(d) For the Period May 3, 2004 thru December 31, 2004

              WELLS FARGO    WELLS FARGO    WELLS FARGO       WELLS FARGO     WELLS FARGO
VAN KAMPEN     ADVANTAGE     VT ADVANTAGE   VT ADVANTAGE       ADVANTAGE       ADVANTAGE
GOVERNMENT TOTAL RETURN BOND MONEY MARKET ASSET ALLOCATION   LARGE COMPANY   EQUITY INCOME
INVESTMENT    INVESTMENT      INVESTMENT     INVESTMENT    GROWTH INVESTMENT  INVESTMENT
 DIVISION      DIVISION        DIVISION       DIVISION         DIVISION        DIVISION
---------- ----------------- ------------ ---------------- ----------------- -------------
   1,342          5,553          91,188           907            17,802            653
  $11.06         $11.02          $10.77        $12.73            $11.28         $13.49
 $14,833        $61,191        $982,114       $11,546          $200,720         $8,813
   4.52%          4.43%           2.41%         0.99%             0.00%          1.55%
   0.40%          0.40%           0.40%         0.40%             0.40%          0.40%
   3.14%          3.79%           4.39%        12.11%             2.39%         18.51%
   1,272          1,620              --            --               772            727
  $10.72         $10.62             $--           $--            $11.02         $11.38
 $13,636        $17,199             $--           $--            $8,511         $8,282
   0.00%          3.06%              --            --             0.23%          1.79%
   0.40%          0.40%              --            --             0.40%          0.40%
   3.28%          1.90%              --            --             5.70%          5.38%
      --             --              --            --               416            402
     $--            $--             $--           $--            $10.42         $10.80
     $--            $--             $--           $--            $4,335         $4,341
      --             --              --            --             0.00%          0.00%
      --             --              --            --             0.40%          0.40%
      --             --              --            --             4.23%          8.03%
      --             --              --            --                --             --
     $--            $--             $--           $--               $--            $--
     $--            $--             $--           $--               $--            $--
      --             --
      --             --              --            --                --             --
      --             --
      --             --              --            --                --             --
     $--            $--             $--           $--               $--            $--
     $--            $--             $--           $--               $--            $--
      --             --
      --             --              --            --                --             --
      --             --              --            --                --             --

                                EQUITY OPTIONS

VARIABLE ADDITIONAL INSURANCE DIVIDEND OPTION AND VARIABLE ADDITIONAL BENEFITS
                                     RIDER

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                APRIL 30, 2007

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated April 30, 2007 and should be read in conjunction therewith. A copy of the prospectus for Equity Options may be obtained by writing to Metlife, P.O. Box 543, Warwick, RI 02887-0543.

                                     SAI-1

                               TABLE OF CONTENTS

       The Company and the Separate Account........................ SAI-3
       Distribution of the Policies that Include the Equity Options SAI-3
       Commissions................................................. SAI-3
       Income Plans................................................ SAI-3
       Potential Conflicts of Interest............................. SAI-4
       Limits to MetLife's Right to Challenge the Policy........... SAI-4
       Misstatement of Age or Sex.................................. SAI-4
       Reports..................................................... SAI-4
       Performance Data............................................ SAI-5
       Federal Tax Matters......................................... SAI-5
       Personalized Illustrations.................................. SAI-5
       Independent Registered Public Accounting Firm............... SAI-5
       Financial Statements........................................ SAI-6

                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT

MetLife is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at 200 Park Avenue, New York, New York 10166. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Equity Options described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

         DISTRIBUTION OF THE POLICIES THAT INCLUDE THE EQUITY OPTIONS

On or about May 1, 2007, it is anticipated that MetLife Investors Distribution Company ("MLIDC) will become the principal underwriter and distributor of the Equity Options. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 (the "34 Act") as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the Equity Options through licensed life insurance sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate, or with our other affiliated broker-dealers, New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. MSI and our other affiliated broker-dealers are registered with the SEC as broker-dealers under the 34 Act and are also members of the NASD. We also offer the Equity Options through licensed life insurance sales representatives associated with unaffiliated broker-dealers with which MLIDC enters into a selling agreement.

We offer the Equity Options to the public on a continuous basis. We anticipate continuing to offer the Equity Options, but reserve the right to discontinue the offering.

                                  COMMISSIONS

We do not pay commissions for the sale of the Equity Additions. Commissions paid on the sale of Equity Enricher in 2004, 2005 and 2006 were $21,600, $24,308 and $25,200 respectively.

                                 INCOME PLANS

Generally, you can receive the Policy's insurance proceeds or amounts paid upon surrender of your Policy or your Equity Option under an income plan instead of in a lump sum. Before you choose an income plan you should consider:

.. The tax consequences associated with insurance or surrender proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy or Equity Options will terminate at the time you commence an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

.. The rates of return that we credit under these plans are not based on any of the Portfolios.

Generally, we currently make the following income plans available:

             .  Interest income         .  Installment Income for
                                           a Stated Period
             .  Installment Income for  .  Single Life
                a Stated Amount            Income-Guaranteed
                                           Payment Period
             .  Joint and Survivor      .  Single Life
                Life Income                Income-Guaranteed
                                           Return

                                     SAI-3

                        POTENTIAL CONFLICTS OF INTEREST

The Portfolio's Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Investment Division from the Portfolio(s), if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two years from the base policy's issue or reinstatement (excluding riders added later).

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in any Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

..  Transactions between an Equity Option and another part of the Policy.

..  Transfers between investment divisions.

..  Partial withdrawals.

..  Loan amounts you request.

..  Premium payments.

If your premium payments are made through preauthorized checking arrangement or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year. The statement will summarize the year's transactions and include information on:

..  Deductions and charges.

..  Status of the death benefit.

..  Cash values.

..  Amounts in each investment division you are using.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

                                     SAI-4

                               PERFORMANCE DATA

We may provide information concerning the historical investment experience of the investment divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and mortality and expense risk charges, which can significantly reduce the return to the Equity Options owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding investment division.

                              FEDERAL TAX MATTERS

If the Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Portfolio may fail the diversification requirements of Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable Policy owners, including losing the benefit of tax deferral.

Additional information regarding federal tax matters is included in the prospectus.

                          PERSONALIZED ILLUSTRATIONS

We may provide personalized illustrations showing how the Equity Options work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit and cash value for the Equity Options could vary over an extended period of time assuming hypothetical gross rates of return (I.E., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated death benefit and cash value for a hypothetical Equity Option would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For Equity Additions, they would also differ depending on the level of dividends declared by MetLife on the base policy. For Equity Enricher, they would also be different depending on the allocation of cash value among the Separate Account's investment divisions, if the actual gross rate of return for all investment divisions averaged 0%, 6% or 10%, but varied above or below that average for individual investment divisions. For both Equity Options, they would also differ if a Policy loan or partial surrender were made during the period of time illustrated.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Metropolitan Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively),

                                     SAI-5
included in this Statement of Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                             FINANCIAL STATEMENTS

The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy and the Equity Options.

                                     SAI-6

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                          PAGE
                                                                          ----


Report of Independent Registered Public Accounting Firm.................  F-1
Financial Statements at December 31, 2006 and 2005 and for the years ended December 31, 2006, 2005 and 2004:
  Consolidated Balance Sheets...........................................  F-2
  Consolidated Statements of Income.....................................  F-3
  Consolidated Statements of Stockholder's Equity.......................  F-4
  Consolidated Statements of Cash Flows.................................  F-5
  Notes to Consolidated Financial Statements............................  F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
April 2, 2007

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                    2006       2005
                                                                  --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:  $157,673 and $141,929,
     respectively)..............................................  $162,385   $147,897
  Trading securities, at fair value (cost: $548 and $373,
     respectively)..............................................       563        373
  Equity securities available-for-sale, at estimated fair value
     (cost: $3,000 and $1,989, respectively)....................     3,487      2,217
  Mortgage and consumer loans...................................    35,939     33,094
  Policy loans..................................................     8,587      8,412
  Real estate and real estate joint ventures held-for-
     investment.................................................     4,485      3,778
  Real estate held-for-sale.....................................        --        309
  Other limited partnership interests...........................     3,670      3,256
  Short-term investments........................................     1,244        883
  Other invested assets.........................................     6,960      5,839
                                                                  --------   --------
     Total investments..........................................   227,320    206,058
Cash and cash equivalents.......................................     1,455      1,787
Accrued investment income.......................................     2,328      2,030
Premiums and other receivables..................................     9,707      6,678
Deferred policy acquisition costs and value of business
  acquired......................................................    12,043     11,438
Other assets....................................................     6,240      6,183
Separate account assets.........................................    80,965     73,152
                                                                  --------   --------
     Total assets...............................................  $340,058   $307,326
                                                                  ========   ========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits........................................  $ 96,599   $ 94,372
  Policyholder account balances.................................    80,498     72,793
  Other policyholder funds......................................     7,372      6,918
  Policyholder dividends payable................................       957        915
  Policyholder dividend obligation..............................     1,063      1,607
  Short-term debt...............................................       833        453
  Long-term debt................................................     3,219      2,562
  Junior subordinated debt securities...........................       399        399
  Shares subject to mandatory redemption........................       278        278
  Current income tax payable....................................       781        444
  Deferred income tax liability.................................     2,453      2,729
  Payables for collateral under securities loaned and other
     transactions...............................................    32,119     21,009
  Other liabilities.............................................    13,330     11,228
  Separate account liabilities..................................    80,965     73,152
                                                                  --------   --------
     Total liabilities..........................................   320,866    288,859
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2006 and 2005....................................         5          5
Additional paid-in capital......................................    14,343     13,808
Retained earnings...............................................     3,812      2,749
Accumulated other comprehensive income..........................     1,032      1,905
                                                                  --------   --------
  Total stockholder's equity....................................    19,192     18,467
                                                                  --------   --------
  Total liabilities and stockholder's equity....................  $340,058   $307,326
                                                                  ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                           2006      2005      2004
                                                         -------   -------   -------


REVENUES
Premiums...............................................  $20,284   $19,256   $17,437
Universal life and investment-type product policy
  fees.................................................    2,183     1,948     2,009
Net investment income..................................   12,307    11,729    10,795
Other revenues.........................................      890       820       862
Net investment gains (losses)..........................     (827)      179       282
                                                         -------   -------   -------
  Total revenues.......................................   34,837    33,932    31,385
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   21,137    20,445    18,736
Interest credited to policyholder account balances.....    3,247     2,596     2,357
Policyholder dividends.................................    1,671     1,647     1,636
Other expenses.........................................    6,314     5,717     5,583
                                                         -------   -------   -------
  Total expenses.......................................   32,369    30,405    28,312
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    2,468     3,527     3,073
Provision for income tax...............................      640     1,098       868
                                                         -------   -------   -------
Income (loss) from continuing operations...............    1,828     2,429     2,205
Income (loss) from discontinued operations, net of
  income tax...........................................       98       824        86
                                                         -------   -------   -------
Income before cumulative effect of a change in
  accounting, net of income tax........................    1,926     3,253     2,291
Cumulative effect of a change in accounting, net of
  income tax...........................................       --        --       (52)
                                                         -------   -------   -------
Net income.............................................  $ 1,926   $ 3,253   $ 2,239
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                         ACCUMULATED OTHER COMPREHENSIVE
                                                                                                  INCOME (LOSS)
                                              PARENT'S                                 -----------------------------------
                                            INTEREST IN                                    NET
                                             PREFERRED                                 UNREALIZED    FOREIGN      DEFINED
                                               STOCK             ADDITIONAL            INVESTMENT    CURRENCY     BENEFIT
                                                OF A     COMMON    PAID-IN   RETAINED     GAINS    TRANSLATION     PLANS
                                             SUBSIDIARY   STOCK    CAPITAL   EARNINGS   (LOSSES)    ADJUSTMENT  ADJUSTMENT   TOTAL
                                            -----------  ------  ----------  --------  ----------  -----------  ----------  -------


Balance at January 1, 2004................      $ 93       $5      $13,730    $ 1,261    $2,405        $107        $(128)   $17,473
Contribution of preferred stock by Holding
  Company to subsidiary
  and retirement thereof..................       (93)                                                                           (93)
Issuance of shares -- by subsidiary.......                               4                                                        4
Issuance of stock options -- by
  subsidiary..............................                               2                                                        2
Capital contribution from the Holding
  Company.................................                              94                                                       94
Return of capital to the Holding Company..                              (3)                                                      (3)
Dividends on preferred stock..............                                         (7)                                           (7)
Dividends on common stock.................                                       (797)                                         (797)
Comprehensive income (loss):
  Net income..............................                                      2,239                                         2,239
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (77)                                (77)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                   19                                  19
     Cumulative effect of a change in
       accounting, net of income tax......                                                   61                                  61
     Foreign currency translation
       adjustments, net of income tax.....                                                               79                      79
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            (2)        (2)
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                       80
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,319
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2004..............        --        5       13,827      2,696     2,408         186         (130)    18,992
Treasury stock transactions, net -- by
  subsidiary..............................                             (15)                                                     (15)
Issuance of stock options -- by
  subsidiary..............................                              (4)                                                      (4)
Dividends on common stock.................                                     (3,200)                                       (3,200)
Comprehensive income (loss):
  Net income..............................                                      3,253                                         3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  184                                 184
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                 (783)                               (783)
     Foreign currency translation
       adjustments, net of income tax.....                                                              (49)                    (49)
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                            89         89
                                                                                                                            -------
     Other comprehensive income (loss)....                                                                                     (559)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    2,694
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2005..............        --        5       13,808      2,749     1,809         137          (41)    18,467
Treasury stock transactions, net -- by
  subsidiary..............................                              12                                                       12
Excess tax benefits related to stock-based
  compensation............................                              34                                                       34
Capital contribution from Holding
  Company -- See Notes 2 and 16...........                             489                                                      489
Dividends on common stock.................                                       (863)                                         (863)
Comprehensive income (loss):
  Net income..............................                                      1,926                                         1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                                  (20)                                (20)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                                  (93)                                (93)
     Foreign currency translation
       adjustments, net of income tax.....                                                                7                       7
     Additional minimum pension liability
       adjustment, net of
       income tax.........................                                                                           (18)       (18)
                                                                                                                            -------
Other comprehensive income (loss).........                                                                                     (124)
                                                                                                                            -------
  Comprehensive income (loss).............                                                                                    1,802
                                                                                                                            -------
     Adoption of SFAS 158, net of income
       tax................................                                                                          (749)      (749)
                                                ----       --      -------    -------    ------        ----        -----    -------
Balance at December 31, 2006..............      $ --       $5      $14,343    $ 3,812    $1,696        $144        $(808)   $19,192
                                                ====       ==      =======    =======    ======        ====        =====    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006        2005       2004
                                                         --------   ---------   --------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................................  $  1,926   $   3,253   $  2,239
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization expenses...............       308         299        344
  Amortization of premiums and accretion of discounts
     associated with investments, net..................      (467)       (203)       (15)
  (Gains) losses from sales of investments and
     businesses, net...................................       687      (1,379)      (289)
  Equity earnings of real estate joint ventures and
     other limited partnership interests...............      (376)       (399)      (167)
  Interest credited to policyholder account balances...     3,247       2,596      2,357
  Universal life and investment-type product policy
     fees..............................................    (2,183)     (1,948)    (2,009)
  Change in accrued investment income..................      (295)        (24)       (67)
  Change in premiums and other receivables.............    (3,565)       (734)       460
  Change in deferred policy acquisition costs, net.....      (672)       (504)      (752)
  Change in insurance-related liabilities..............     3,743       3,794      3,829
  Change in trading securities.........................      (196)       (375)        --
  Change in income tax payable.........................       144         147       (101)
  Change in other assets...............................       772        (236)      (385)
  Change in other liabilities..........................     1,109       1,878      1,279
  Other, net...........................................       (37)         24         29
                                                         --------   ---------   --------
Net cash provided by operating activities..............     4,145       6,189      6,752
                                                         --------   ---------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
  Fixed maturity securities............................    73,351     118,459     78,494
  Equity securities....................................       858         777      1,587
  Mortgage and consumer loans..........................     7,632       7,890      3,961
  Real estate and real estate joint ventures...........       847       1,922        436
  Other limited partnership interests..................     1,253         953        800
Purchases of:
  Fixed maturity securities............................   (90,163)   (119,375)   (83,243)
  Equity securities....................................      (731)     (1,057)    (2,107)
  Mortgage and consumer loans..........................   (10,535)     (9,473)    (8,639)
  Real estate and real estate joint ventures...........    (1,069)     (1,323)      (737)
  Other limited partnership interests..................    (1,551)     (1,012)      (893)
Net change in short-term investments...................      (362)        409        215
Purchases of subsidiaries, net of cash received of $0,
  $0 and $0, respectively..............................      (193)         --         --
Proceeds from sales of businesses, net of cash disposed
  of $0, $43 and $7, respectively......................        48         260         18
Net change in policy loans.............................      (176)       (156)       (77)
Net change in other invested assets....................    (1,084)       (598)      (379)
Net change in property, equipment and leasehold
  improvements.........................................      (109)       (114)        17
Other, net.............................................        (4)        (69)         7
                                                         --------   ---------   --------
Net cash used in investing activities..................  $(21,988)  $  (2,507)  $(10,540)
                                                         --------   ---------   --------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                           2006       2005       2004
                                                         --------   --------   --------


CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................................  $ 37,411   $ 30,008   $ 28,347
     Withdrawals.......................................   (31,366)   (26,732)   (22,804)
  Net change in payables for collateral under
     securities loaned and other transactions..........    11,110     (4,221)     1,166
  Net change in short-term debt........................       380       (992)    (2,072)
  Long-term debt issued................................       858      1,216         28
  Long-term debt repaid................................      (112)      (794)       (38)
  Capital contribution from the Holding Company........        93         --         --
  Junior subordinated debt securities issued...........        --        399         --
  Dividends on preferred stock.........................        --         --         (7)
  Dividends on common stock............................      (863)    (3,200)      (797)
  Other, net...........................................        --         (7)        --
                                                         --------   --------   --------
Net cash provided by (used in) financing activities....    17,511     (4,323)     3,823
                                                         --------   --------   --------
Change in cash and cash equivalents....................      (332)      (641)        35
Cash and cash equivalents, beginning of year...........     1,787      2,428      2,393
                                                         --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................  $  1,455   $  1,787   $  2,428
                                                         ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year....................................  $     --   $     58   $     57
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR..........................................  $     --   $     --   $     58
                                                         ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year....................................  $  1,787   $  2,370   $  2,336
                                                         ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR..........................................  $  1,455   $  1,787   $  2,370
                                                         ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest..........................................  $    256   $    203   $    140
                                                         ========   ========   ========
     Income tax........................................  $    197   $  1,385   $    950
                                                         ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed.................................  $     --   $    366   $     42
       Less: liabilities disposed......................        --        269         17
                                                         --------   --------   --------
       Net assets disposed.............................  $     --   $     97   $     25
       Plus: equity securities received................        --         43         --
       Less: cash disposed.............................        --         43          7
                                                         ========   ========   ========
       Business disposition, net of cash disposed......  $     --   $     97   $     18
                                                         ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation......................................  $     --   $      1   $     50
                                                         ========   ========   ========
     Purchase money mortgage on real estate sale.......  $     --   $     --   $      2
                                                         ========   ========   ========
     Real estate acquired in satisfaction of debt......  $      6   $      1   $      7
                                                         ========   ========   ========
     Transfer from funds withheld at interest to fixed
       maturity securities.............................  $     --   $     --   $    606
                                                         ========   ========   ========
     Contribution of other intangible assets, net of
       income tax......................................  $    377   $     --   $     --
                                                         ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary......................................  $     19   $     --   $     --
                                                         ========   ========   ========



--------

See Note 8 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (collectively the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). Outside of the United States, the Company has direct insurance operations in Canada.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Assets, liabilities, revenues, and expenses of the general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "Adoption of New Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.5 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliate companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

     (i) the fair value of investments in the absence of quoted market values;

     (ii)   investment impairments;

     (iii)  the recognition of income on certain investments;

     (iv)   the application of the consolidation rules to certain investments;

     (v)    the fair value of and accounting for derivatives;

     (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (vii)  the liability for future policyholder benefits;

     (viii) accounting for income taxes and the valuation of deferred tax assets;

     (ix)   accounting for reinsurance transactions;

     (x)    accounting for employee benefit plans; and

     (xi)   the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments, and other invested assets. The accounting policies related to each are as follows:

     Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

     Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

     Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

     The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

     The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

     Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3); (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and
(viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

     The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate the SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

     Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

     Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

     Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

     Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

     Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

     Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed.

     Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income.

     Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

     Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

     The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

     The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

     Additionally, when the Company enters into certain Structured Investment Transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

     The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.1 billion at both December 31, 2006 and 2005. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $538 million and $445 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was $101 million, $94 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $877 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $664 million and $584 million at December 31, 2006 and 2005, respectively. Related amortization expense was $93 million, $97 million and $126 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 5% to 7%.

     Participating business represented approximately 9% and 10% of the Company's life insurance in-force, and 76% and 86% of the number of life insurance policies in-force, at December 31, 2006 and 2005, respectively. Participating policies represented approximately 34% and 33%, 35% and 34%, and 37% and 37% of gross and net life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 10%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 13) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2006, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 16.

     Stock-based awards granted after December 31, 2002, but prior to January 1, 2006, were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 16.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

     (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

     (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

     (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

     (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

     (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 15.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the SEC in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 16.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's consolidated financial position or results of operations for the year ended December 31, 2006.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 16.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

     (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

     (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

     (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

     (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues ("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company prospectively adopted FSP No. FAS 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"). FSP 106-2 provides accounting guidance to employers that sponsor postretirement health care plans that provide prescription drug benefits. The Company began receiving subsidies on prescription drug benefits during 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act") based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. The postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced by $213 million at July 1, 2004. See also Note 15.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability, under certain variable annuity and life contracts and income tax. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income tax, which were recorded as cumulative effects of changes in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and PABs. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income tax, which were reported as cumulative effects of changes in accounting. As a result of the adoption of SOP 03-1, the Company recorded a cumulative effect of a change in accounting of $52 million, net of income tax of $27 million, for the year ended December 31, 2004.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In December 2006, the FASB issued FSP EITF 00-19-2, Accounting for Registration Payment Arrangements ("FSP EITF 00-19-2"). FSP EITF 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement should be separately recognized and measured in accordance with SFAS No. 5, Accounting for Contingencies. FSP EITF 00-19-2 is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to December 21, 2006. For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to December 21, 2006, the guidance in the FSP is effective for fiscal years beginning after December 15, 2006. The Company does not expect FSP EITF 00-19-2 to have a material impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In July 2006, the FASB issued FSP No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The guidance in FSP 13-2 is effective for fiscal years beginning after December 15, 2006.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The Company does not expect FSP 13-2 to have a material impact on the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation work, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of between $10 million and $30 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $180 million and $220 million, net of income tax, which will be recorded as a reduction to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $15 million to $30 million, net of income tax.

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC, the Holding Company contributed $17 million to the Company. See
Note 16.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA").

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. See Notes 7 and 16.

     Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL, both in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale.

     See Note 19 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                             DECEMBER 31, 2006
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed securities.....     34,617      312      204      34,725     21.4
Foreign corporate securities...............     23,599    1,618      226      24,991     15.4
U.S. Treasury/agency securities............     20,662      944      108      21,498     13.2
Commercial mortgage-backed securities......     11,794      164       72      11,886      7.3
Asset-backed securities....................      9,369       55       41       9,383      5.8
Foreign government securities..............      4,653    1,001       12       5,642      3.5
State and political subdivision
  securities...............................      1,743       27       12       1,758      1.1
Other fixed maturity securities............        233        6       77         162      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $157,673   $5,956   $1,244    $162,385    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.............      1,546       59       15       1,590     45.6
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  3,000   $  516   $   29    $  3,487    100.0%
                                              ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                             ------------------------------------------------
                                                              GROSS
                                              COST OR       UNREALIZED
                                             AMORTIZED   ---------------    ESTIMATED    % OF
                                                COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                             ---------   ------   ------   ----------   -----
                                                               (IN MILLIONS)


U.S. corporate securities..................   $ 48,056   $2,507   $  358    $ 50,205     33.9%
Residential mortgage-backed securities.....     30,213      315      292      30,236     20.4
Foreign corporate securities...............     22,922    1,625      258      24,289     16.4
U.S. Treasury/agency securities............     17,858    1,333       18      19,173     13.0
Commercial mortgage-backed securities......     10,793      194      102      10,885      7.4
Asset-backed securities....................      6,412       74       29       6,457      4.4
Foreign government securities..............      4,734      999       10       5,723      3.9
State and political subdivision
  securities...............................        738       21       10         749      0.5
Other fixed maturity securities............        203       10       33         180      0.1
                                              --------   ------   ------    --------    -----
  Total fixed maturity securities..........   $141,929   $7,078   $1,110    $147,897    100.0%
                                              ========   ======   ======    ========    =====
Common stock...............................   $  1,616   $  229   $   25    $  1,820     82.1%
Non-redeemable preferred stock.............        373       27        3         397     17.9
                                              --------   ------   ------    --------    -----
  Total equity securities..................   $  1,989   $  256   $   28    $  2,217    100.0%
                                              ========   ======   ======    ========    =====



     The Company held foreign currency derivatives with notional amounts of $7.3 billion and $4.9 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $12.0 billion and $10.2 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain of $534 million and $388 million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $10 million at both December 31, 2006 and 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $3 million and $1 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2006                     2005
                                          ----------------------   ----------------------
                                           COST OR                  COST OR
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)


Due in one year or less.................   $  4,531    $  4,616     $  4,271    $  4,320
Due after one year through five years...     28,494      29,095       20,419      20,899
Due after five years through ten years..     25,535      26,071       29,365      30,335
Due after ten years.....................     43,333      46,609       40,456      44,765
                                           --------    --------     --------    --------
  Subtotal..............................    101,893     106,391       94,511     100,319
Mortgage-backed, commercial mortgage-
  backed and other asset-backed
  securities............................     55,780      55,994       47,418      47,578
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,673    $162,385     $141,929    $147,897
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Proceeds.........................................  $57,861   $97,347   $53,639
Gross investment gains...........................  $   387   $   623   $   792
Gross investment losses..........................  $  (855)  $  (956)  $  (468)

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                             DECEMBER 31, 2006
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $11,033       $152        $ 8,162       $340        $19,195      $  492
Residential mortgage-backed
  securities..................     10,108         52          8,329        152         18,437         204
Foreign corporate securities..      4,319         61          4,411        165          8,730         226
U.S. Treasury/agency
  securities..................      9,075         99            377          9          9,452         108
Commercial mortgage-backed
  securities..................      3,799         21          2,058         51          5,857          72
Asset-backed securities.......      3,184         27            662         14          3,846          41
Foreign government
  securities..................        409          6            242          6            651          12
State and political
  subdivision securities......        217          9            104          3            321          12
Other fixed maturity
  securities..................        122         77             --         --            122          77
                                  -------       ----        -------       ----        -------      ------
  Total fixed maturity
     securities...............    $42,266       $504        $24,345       $740        $66,611      $1,244
                                  =======       ====        =======       ====        =======      ======
Equity securities.............    $   613       $ 17        $   287       $ 12        $   900      $   29
                                  =======       ====        =======       ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      4,134                     2,129                     6,263
                                  =======                   =======                   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                             DECEMBER 31, 2005
                                ---------------------------------------------------------------------------
                                                            EQUAL TO OR GREATER
                                  LESS THAN 12 MONTHS          THAN 12 MONTHS                TOTAL
                                -----------------------   -----------------------   -----------------------
                                                GROSS                     GROSS                     GROSS
                                 ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED    ESTIMATED   UNREALIZED
                                FAIR VALUE      LOSS      FAIR VALUE      LOSS      FAIR VALUE      LOSS
                                ----------   ----------   ----------   ----------   ----------   ----------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $12,171       $275        $2,295        $ 83        $14,466      $  358
Residential mortgage-backed
  securities..................     18,839        267           884          25         19,723         292
Foreign corporate securities..      6,995        200         1,621          58          8,616         258
U.S. Treasury/agency
  securities..................      2,856         16           107           2          2,963          18
Commercial mortgage-backed
  securities..................      5,323         89           401          13          5,724         102
Asset-backed securities.......      2,289         21           239           8          2,528          29
Foreign government
  securities..................        429          9           161           1            590          10
State and political
  subdivision securities......        327         10            --          --            327          10
Other fixed maturity
  securities..................         --         29            38           4             38          33
                                  -------       ----        ------        ----        -------      ------
  Total fixed maturity
     securities...............    $49,229       $916        $5,746        $194        $54,975      $1,110
                                  =======       ====        ======        ====        =======      ======
Equity securities.............    $   409       $ 24        $   57        $  4        $   466      $   28
                                  =======       ====        ======        ====        =======      ======
Total number of securities in
  an unrealized loss
  position....................      3,607                      675                      4,282
                                  =======                   ======                    =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                        DECEMBER 31, 2006
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $32,410      $25      $  346      $ 7      3,112       62
Six months or greater but less
  than nine months..............     1,657        3          28        1        300        1
Nine months or greater but less
  than twelve months............     9,305       --         139       --        659       --
Twelve months or greater........    25,356       28         746        6      2,123        6
                                   -------      ---      ------      ---      -----       --
  Total.........................   $68,728      $56      $1,259      $14      6,194       69
                                   =======      ===      ======      ===      =====       ==


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                        DECEMBER 31, 2005
                                  ------------------------------------------------------------
                                        COST OR               GROSS              NUMBER OF
                                    AMORTIZED COST      UNREALIZED LOSSES       SECURITIES
                                  ------------------   ------------------   ------------------
                                  LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                     20%       MORE       20%       MORE       20%       MORE
                                  ---------   ------   ---------   ------   ---------   ------
                                           (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months............   $43,966      $68      $  732      $18      2,827        89
Six months or greater but less
  than nine months..............     2,666        4          82        2        268         7
Nine months or greater but less
  than twelve months............     3,874       --         106       --        415         1
Twelve months or greater........     5,980       21         193        5        668         7
                                   -------      ---      ------      ---      -----       ---
  Total.........................   $56,486      $93      $1,113      $25      4,178       104
                                   =======      ===      ======      ===      =====       ===



     At December 31, 2006 and 2005, $1.3 billion and $1.1 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $25 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 27% of the cost or amortized cost of such securities. Of such unrealized losses of $25 million, $18 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held four fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 each greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity securities and equity securities. There were no securities with a gross unrealized loss greater than $10 million at December 31, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $1.3 billion and $1.1 billion, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----


SECTOR:
  U.S. corporate securities..................................    39%    31%
  Residential mortgage-backed securities.....................    16     26
  Foreign corporate securities...............................    18     23
  U.S. Treasury/agency securities............................     8      2
  Commercial mortgage-backed securities......................     6      9
  Other......................................................    13      9
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===
INDUSTRY:
  Industrial.................................................    24%    25%
  Mortgage-backed............................................    22     35
  Utility....................................................    12      8
  Government.................................................     9      3
  Finance....................................................     7      7
  Other......................................................    26     22
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $30.1 billion and $19.5 billion and an estimated fair value of $31.0 billion and $20.4 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $32.0 billion and $21.0 billion at December 31, 2006 and 2005, respectively. Security collateral of $17 million and $33 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT AND HELD IN TRUST

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.2 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had an amortized cost of $2.3 billion and $1.5 billion at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2006                2005
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)


Commercial mortgage loans...................  $28,369      78%    $26,574      80%
Agricultural mortgage loans.................    7,527      21       6,242      19
Consumer loans..............................      203       1         427       1
                                              -------     ---     -------     ---
  Subtotal..................................   36,099     100%     33,243     100%
                                                          ===                 ===
Less: Valuation allowances..................      160                 149
                                              -------             -------
  Mortgage and consumer loans...............  $35,939             $33,094
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2006, 19%, 7% and 6% of the value of the Company's mortgage and consumer loans were located in California, New York and Texas, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Of the mortgage loans held at December 31, 2006 and 2005, $0 and $781 million, respectively, of the loans granted, were in connection with Metropolitan Insurance and Annuity Company's ("MIAC"), a related party, purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL, also a related party, in 2004. In 2006, MTL sold Peter Cooper Village and Stuyvesant Town real estate properties located in New York City, to a third party for $5.4 billion. Concurrent with the sale, MTL repaid the related $770 million mortgage, including accrued interest, it owed to the Company. In 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed the Company.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $372 million and $379 million at December 31, 2006 and 2005, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Balance at January 1,..................................  $149   $154   $126
Additions..............................................    28     43     56
Deductions.............................................   (17)   (48)   (28)
                                                         ----   ----   ----
Balance at December 31,................................  $160   $149   $154
                                                         ====   ====   ====



     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Impaired loans with valuation allowances.....................  $371    $11
Impaired loans without valuation allowances..................    39     86
                                                               ----    ---
  Subtotal...................................................   410     97
Less: Valuation allowances on impaired loans.................    20      2
                                                               ----    ---
  Impaired loans.............................................  $390    $95
                                                               ====    ===



     The average investment in impaired loans was $145 million, $152 million and $376 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was $1 million, $6 million and $25 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The investment in restructured loans was $9 million and $37 million at December 31, 2006 and 2005, respectively. Interest income of $1 million, $2 million and $9 million was recognized on restructured loans for the years ended December 31, 2006, 2005 and 2004, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $1 million, $3 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $7 million and $17 million at December 31, 2006 and 2005, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $35 million and $0 at December 31, 2006 and 2005, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $30 million and $7 million at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                             DECEMBER 31,
                                                           ----------------
                                                             2006     2005
                                                           -------   ------
                                                             (IN MILLIONS)


Real estate..............................................  $ 4,297   $4,187
Accumulated depreciation.................................   (1,140)    (962)
                                                           -------   ------
Net real estate..........................................    3,157    3,225
Real estate joint ventures...............................    1,328      862
                                                           -------   ------
  Real estate and real estate joint ventures.............  $ 4,485   $4,087
                                                           =======   ======



     The components of real estate and real estate joint ventures are as follows:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Real estate and real estate joint ventures held-for-
  investment..............................................  $4,485   $3,778
Real estate held-for-sale.................................      --      309
                                                            ------   ------
  Real estate and real estate joint ventures..............  $4,485   $4,087
                                                            ======   ======



     Related depreciation expense was $110 million, $120 million and $162 million for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts include $3 million, $17 million and $45 million of depreciation expense related to discontinued operations for the years ended December 31, 2006, 2005 and 2004, respectively.

     Real estate and real estate joint ventures held-for-sale recognized impairments of $8 million, $5 million and $13 million for the years ended December 31, 2006, 2005 and 2004, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $8 million and $30 million at December 31, 2006 and 2005, respectively. The Company owned real estate acquired in satisfaction of debt of less than $1 million at both December 31, 2006 and 2005.

     Real estate and real estate joint ventures were categorized as follows:


                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2006               2005
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)


Office........................................  $2,335      52%    $2,529      62%
Apartments....................................     737      17        447      11
Retail........................................     534      12        612      15
Real estate investment funds..................     307       7         45       1
Industrial....................................     291       6        276       7
Development joint ventures....................     169       4         --      --
Land..........................................      50       1         40       1
Other.........................................      62       1        138       3
                                                ------     ---     ------     ---
  Total.......................................  $4,485     100%    $4,087     100%
                                                ======     ===     ======     ===


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 26%, 16% and 16% of the Company's real estate holdings were located in New York, California and Texas, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Rental receivables, net...................................  $1,055   $  991
Estimated residual values.................................     887      735
                                                            ------   ------
  Subtotal................................................   1,942    1,726
Unearned income...........................................    (694)    (645)
                                                            ------   ------
  Investment in leveraged leases..........................  $1,248   $1,081
                                                            ======   ======



     The Company's deferred income tax liability related to leveraged leases was $670 million and $679 million at December 31, 2006 and 2005, respectively. The rental receivables set forth are generally due in periodic installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years.

     The components of net income from investment in leveraged leases are as follows:


                                                              YEARS ENDED
                                                             DECEMBER 31,
                                                          ------------------
                                                          2006   2005   2004
                                                          ----   ----   ----
                                                             (IN MILLIONS)


Income from investment in leveraged leases (included in
  net
  investment income)....................................  $ 51   $ 54    $26
Income tax expense on leveraged leases..................   (18)   (19)    (9)
                                                          ----   ----    ---
Net income from leveraged leases........................  $ 33   $ 35    $17
                                                          ====   ====    ===



  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.0 billion and $3.5 billion at December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 9,551   $ 8,588   $ 8,085
Equity securities................................       58        53        65
Mortgage and consumer loans......................    2,315     2,246     1,957
Policy loans.....................................      495       497       492
Real estate and real estate joint ventures.......      750       545       436
Other limited partnership interests..............      705       676       324
Cash, cash equivalents and short-term
  investments....................................      201       113        64
Other............................................      465       381       179
                                                   -------   -------   -------
  Total investment income........................   14,540    13,099    11,602
Less: Investment expenses........................    2,233     1,370       807
                                                   -------   -------   -------
  Net investment income..........................  $12,307   $11,729   $10,795
                                                   =======   =======   =======



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $20 million, $16 million and $14 million, respectively, related to fixed maturity securities and $112 million, $189 million and $117 million, respectively, related to mortgage and consumer loans, are included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized as affiliated investment income when received.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Fixed maturity securities............................  $(572)  $(518)  $  81
Equity securities....................................     67     121     150
Mortgage and consumer loans..........................    (16)     31      54
Real estate and real estate joint ventures...........     38       7       5
Other limited partnership interests..................      2      43      53
Derivatives..........................................   (458)    410    (232)
Other................................................    112      85     171
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(827)  $ 179   $ 282
                                                       =====   =====   =====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($20) million, $28 million and $15 million, respectively, are included within Other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $37 million, $64 million and $93 million for the years ended December 31, 2006, 2005 and 2004, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Fixed maturity securities........................  $ 4,685   $ 5,972   $ 8,571
Equity securities................................      483       225       270
Derivatives......................................     (238)     (207)     (494)
Minority interest................................     (159)     (171)     (103)
Other............................................       --       (82)       34
                                                   -------   -------   -------
  Subtotal.......................................    4,771     5,737     8,278
                                                   -------   -------   -------
Amounts allocated from:
  Future policy benefit loss recognition.........     (806)   (1,259)   (1,953)
  DAC and VOBA...................................     (239)     (148)     (407)
  Policyholder dividend obligation...............   (1,062)   (1,492)   (2,119)
                                                   -------   -------   -------
     Subtotal....................................   (2,107)   (2,899)   (4,479)
                                                   -------   -------   -------
     Deferred income tax.........................     (968)   (1,029)   (1,391)
                                                   -------   -------   -------
          Subtotal...............................   (3,075)   (3,928)   (5,870)
                                                   -------   -------   -------
Net unrealized investment gains (losses).........  $ 1,696   $ 1,809   $ 2,408
                                                   =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                      2006      2005     2004
                                                     ------   -------   ------
                                                           (IN MILLIONS)


Balance, January 1,................................  $1,809   $ 2,408   $2,405
Unrealized investment gains (losses) during the
  year.............................................    (966)   (2,556)     281
Unrealized investment gains (losses) of
  subsidiaries at the
  date of sale.....................................      --        15       --
Unrealized investment gains (losses) relating to:
  Future policy benefit gains (losses)
     recognition...................................     453       694     (500)
  DAC and VOBA.....................................     (91)      259       88
  Participating contracts..........................      --        --      117
  Policyholder dividend obligation.................     430       627       11
  Deferred income tax..............................      61       362        6
                                                     ------   -------   ------
Balance, December 31, .............................  $1,696   $ 1,809   $2,408
                                                     ======   =======   ======
Net change in unrealized investment gains
  (losses).........................................  $ (113)  $  (599)  $    3
                                                     ======   =======   ======



  TRADING SECURITIES

     During 2005, the Company established a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

     At December 31, 2006 and 2005, trading securities were $563 million and $373 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $387 million and $271 million, respectively. The Company had pledged $614 million and $375 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio for the years ended December 31, 2006 and 2005, respectively.

     During the years ended December 31, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities totaled $32 million and ($3) million, respectively. Changes in the fair value of such trading securities and short sale agreement liabilities, totaled $3 million and less than $1 million for the years ended December 31, 2006 and 2005, respectively. The Company did not hold any trading securities during the year ended December 31, 2004.

  STRUCTURED INVESTMENT TRANSACTIONS

     The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments, included in fixed maturity securities, was $354 million and $362 million at December 31, 2006 and 2005, respectively. The related net investment income recognized was $43 million, $28 million and $44 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2006; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2006
                                          -------------------------------------------------
                                            PRIMARY BENEFICIARY     NOT PRIMARY BENEFICIARY
                                          -----------------------   -----------------------
                                                        MAXIMUM                   MAXIMUM
                                            TOTAL     EXPOSURE TO     TOTAL     EXPOSURE TO
                                          ASSETS(1)     LOSS(2)     ASSETS(1)     LOSS(2)
                                          ---------   -----------   ---------   -----------
                                                            (IN MILLIONS)


Asset-backed securitizations and
  collateralized debt obligations.......     $ --         $--        $ 1,909       $  207
Real estate joint ventures(3)...........       53          45            269            6
Other limited partnership interests(4)..       84           3         19,152        1,478
Other investments(5)....................       --          --         20,620        1,452
                                             ----         ---        -------       ------
  Total.................................     $137         $48        $41,950       $3,143
                                             ====         ===        =======       ======



--------

   (1) The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (2) The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations or collateralized debt obligations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                              CURRENT MARKET OR                 CURRENT MARKET OR
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Interest rate swaps............   $17,865    $207       $   79      $12,857    $294        $ 12
Interest rate floors...........    25,955     193           --        6,515      80          --
Interest rate caps.............    19,754     119           --       24,970     224          --
Financial futures..............     6,824      52           19           63       1          --
Foreign currency swaps.........    14,952     287        1,102        9,256      74         852
Foreign currency forwards......     1,204      22            4        2,333      26          41
Options........................         1       1           --          221       2           2
Financial forwards.............     2,900      12           24        2,446      13           1
Credit default swaps...........     5,023       4           16        4,789      11           9
Synthetic GICs.................     3,739      --           --        5,477      --          --
Other..........................       250      56           --          250       9          --
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The above table does not include notional values for equity financial forwards. At both December 31, 2006 and 2005, the Company owned 132,000 equity financial forwards. Market values of equity financial forwards are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                         REMAINING LIFE
                                    --------------------------------------------------------
                                                  AFTER        AFTER
                                                ONE YEAR    FIVE YEARS
                                    ONE YEAR     THROUGH      THROUGH    AFTER TEN
                                     OR LESS   FIVE YEARS    TEN YEARS     YEARS      TOTAL
                                    --------   ----------   ----------   ---------   -------
                                                          (IN MILLIONS)


Interest rate swaps...............   $   754     $10,427      $ 3,478      $3,206    $17,865
Interest rate floors..............        --       7,068       18,887          --     25,955
Interest rate caps................     2,770      16,984           --          --     19,754
Financial futures.................     6,824          --           --          --      6,824
Foreign currency swaps............       493       7,125        6,015       1,319     14,952
Foreign currency forwards.........     1,204          --           --          --      1,204
Options...........................        --          --            1          --          1
Financial forwards................        --          --           --       2,900      2,900
Credit default swaps..............       487       4,330          206          --      5,023
Synthetic GICs....................     3,427         312           --          --      3,739
Other.............................        --         250           --          --        250
                                     -------     -------      -------      ------    -------
  Total...........................   $15,959     $46,496      $28,587      $7,425    $98,467
                                     =======     =======      =======      ======    =======



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                        DECEMBER 31, 2006                 DECEMBER 31, 2005
                                 -------------------------------   -------------------------------
                                                 FAIR VALUE                        FAIR VALUE
                                 NOTIONAL   --------------------   NOTIONAL   --------------------
                                  AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                 --------   ------   -----------   --------   ------   -----------
                                                           (IN MILLIONS)


Fair value.....................   $ 7,890    $290       $   84      $ 4,419    $ 50        $104
Cash flow......................     2,656      33          149        6,233      29         437
Foreign operations.............       489      --           39          834       2          37
Non-qualifying.................    87,432     630          972       57,691     653         339
                                  -------    ----       ------      -------    ----        ----
  Total........................   $98,467    $953       $1,244      $69,177    $734        $917
                                  =======    ====       ======      =======    ====        ====



     The following table presents the settlement payments recorded in income for the:


                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2006   2005    2004
                                                        ----   ----   -----
                                                           (IN MILLIONS)


Qualifying hedges:
  Net investment income...............................  $ 48   $ 42   $(144)
  Interest credited to policyholder account balances..   (26)    17      45
Non-qualifying hedges:
  Net investment gains (losses).......................   225     86      51
                                                        ----   ----   -----
     Total............................................  $247   $145   $ (48)
                                                        ====   ====   =====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2006    2005   2004
                                                       -----   -----   ----
                                                           (IN MILLIONS)


Changes in the fair value of derivatives.............  $ 278   $(118)  $ 64
Changes in the fair value of the items hedged........   (278)    116    (49)
                                                       -----   -----   ----
Net ineffectiveness of fair value hedging
  activities.........................................  $  --   $  (2)  $ 15
                                                       =====   =====   ====



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized net investment gains (losses) of ($21) million and ($31) million, respectively, which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment gains (losses) for the years ended December 31, 2006, 2005 and 2004 related to such discontinued cash flow hedges were $3 million, $42 million and $29 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Other comprehensive income (loss) balance at January
  1,.................................................  $(207)  $(447)  $(385)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................    (44)    196     (98)
Amounts reclassified to net investment gains
  (losses)...........................................     (1)     44      41
Amounts reclassified to net investment income........     15       2       2
Amortization of transition adjustment................     (1)     (2)     (7)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(238)  $(207)  $(447)
                                                       =====   =====   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006, $52 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2007.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2006, 2005 and 2004.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2006, 2005 and 2004 include losses of $7 million, $27 million and $47 million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2006 and 2005, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $91 million and $84 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) credit default swaps to diversify credit risk exposure to certain portfolios; (vi) equity futures, equity index options, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vii) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (viii) financial forwards to buy and sell securities; (ix) GICs to synthetically create traditional GICs; (x) credit default swaps and TRRs to synthetically create investments; and (xi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($701) million, $372 million and ($141) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $57 million and $50 million at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $113 million and $10 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) during the years ended December 31, 2006, 2005 and 2004 were gains (losses) of $12 million, $29 million and $34 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $94 million and $34 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $16 million and $0, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     As of December 31, 2006 and 2005, the Company provided collateral of $80 million and $0, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $23 million and $15 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                       DAC     VOBA    TOTAL
                                                     -------   ----   -------
                                                           (IN MILLIONS)


Balance at January 1, 2004.........................  $ 9,390   $836   $10,226
  Capitalizations..................................    1,817     --     1,817
                                                     -------   ----   -------
       Subtotal....................................   11,207    836    12,043
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................        5      1         6
     Unrealized investment gains (losses)..........      (12)   (76)      (88)
     Other expenses................................    1,058     81     1,139
                                                     -------   ----   -------
       Total amortization..........................    1,051      6     1,057
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (99)    23       (76)
                                                     -------   ----   -------
Balance at December 31, 2004.......................   10,255    807    11,062
  Capitalizations..................................    1,619     --     1,619
                                                     -------   ----   -------
       Subtotal....................................   11,874    807    12,681
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13      2        15
     Unrealized investment gains (losses)..........     (244)   (15)     (259)
     Other expenses................................    1,304     66     1,370
                                                     -------   ----   -------
       Total amortization..........................    1,073     53     1,126
                                                     -------   ----   -------
  Less: Dispositions and other.....................      120     (3)      117
                                                     -------   ----   -------
Balance at December 31, 2005.......................   10,681    757    11,438
  Capitalizations..................................    1,677     --     1,677
                                                     -------   ----   -------
       Subtotal....................................   12,358    757    13,115
                                                     -------   ----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)    (2)     (138)
     Unrealized investment gains (losses)..........      105    (14)       91
     Other expenses................................    1,248    (21)    1,227
                                                     -------   ----   -------
       Total amortization..........................    1,217    (37)    1,180
                                                     -------   ----   -------
  Less: Dispositions and other.....................      (85)   (23)     (108)
                                                     -------   ----   -------
Balance at December 31, 2006.......................  $11,226   $817   $12,043
                                                     =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $67 million in 2007, $69 million in 2008, $66 million in 2009, $40 million in 2010, and $43 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Balance at January 1,.......................................  $200   $217
Acquisitions................................................     2      1
Dispositions and other, net.................................    --    (18)
                                                              ----   ----
Balance at December 31,.....................................  $202   $200
                                                              ====   ====



7.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     VODA and VOCRA, which are reported within other assets in the consolidated balance sheet, were $439 million, net of amortization accumulation of $2 million, at December 31, 2006 due to the VODA of $389 million contributed by the Holding Company and the VOCRA of $52 million acquired from MRS. Amortization expense for the year ended December 31, 2006 was $2 million. See Notes 2 and 16.

     The value of the other identifiable intangibles discussed above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $8 million in 2007, $12 million in 2008, $15 million in 2009, $18 million in 2010 and $21 million in 2011.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Balance at January 1,..................................  $ 95      $75      $52
Capitalization.........................................    31       29       29
Amortization...........................................    (5)      (9)      (6)
                                                         ----      ---      ---
Balance at December 31, ...............................  $121      $95      $75
                                                         ====      ===      ===



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $64.5 billion and $57.4 billion at December 31, 2006 and 2005, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $16.5 billion and $15.7 billion at December 31, 2006 and 2005, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2006 and 2005, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.2 billion, $1.1 billion and $998 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Fixed maturity securities....................................   $ 5    $--
Equity securities............................................   $35    $30
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2006, 2005 and 2004, the Company issued $5.2 billion, $4.0 billion and $4.0 billion, respectively, and repaid $1.5 billion, $1.1 billion and $150 million, respectively, of GICs under this program. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in policyholder account balances, were $16.8 billion and $12.1 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $673 million, $384 million and $142 million, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Balance at January 1, ...........................  $ 4,191   $ 3,847   $ 3,560
  Less: Reinsurance recoverables.................     (295)     (292)     (289)
                                                   -------   -------   -------
Net balance at January 1, .......................    3,896     3,555     3,271
                                                   -------   -------   -------
Incurred related to:
  Current year...................................    2,997     2,791     2,491
  Prior years....................................      (28)      (41)       (9)
                                                   -------   -------   -------
                                                     2,969     2,750     2,482
                                                   -------   -------   -------
Paid related to:
  Current year...................................   (1,814)   (1,667)   (1,519)
  Prior years....................................     (819)     (742)     (679)
                                                   -------   -------   -------
                                                    (2,633)   (2,409)   (2,198)
                                                   -------   -------   -------
Net Balance at December 31, .....................    4,232     3,896     3,555
  Add: Reinsurance recoverables..................      268       295       292
                                                   -------   -------   -------
Balance at December 31,..........................  $ 4,500   $ 4,191   $ 3,847
                                                   =======   =======   =======



     As a result of changes in estimates of insured events in the prior years, the claims and claim adjustment expenses decreased by $28 million in 2006 due to improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio liabilities for non-medical health claim liabilities and improved claims management.

     In 2004, the claims and claim adjustment expenses decreased by $9 million due to improved loss ratios in non-medical health claim liabilities and improved claims management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2006                             2005
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value..............     $   3,233             N/A        $   2,527             N/A
  Net amount at risk(2)...............     $      --(3)          N/A        $       1(3)          N/A
  Average attained age of
     contractholders..................      59 years             N/A         58 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
  Separate account value..............     $  34,362       $   5,273        $  31,646       $   3,847
  Net amount at risk(2)...............     $     354(3)    $      16(4)     $     521(3)    $      17(4)
  Average attained age of
     contractholders..................      61 years        57 years         60 years        57 years
TWO TIER ANNUITIES
  General account value...............           N/A       $     296              N/A       $     229
  Net amount at risk(2)...............           N/A       $      53(5)           N/A       $      36(5)
  Average attained age of
     contractholders..................           N/A        58 years              N/A        58 years




                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                                                     2005
                                                                          -------------------------
                                                       2006
                                            -------------------------
                                             SECONDARY       PAID UP       SECONDARY       PAID UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)


UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate
  account)................................   $   6,094      $   1,770      $   5,413      $   1,680
Net amount at risk(2).....................   $ 101,431(3)   $  14,500(3)   $  98,907(3)   $  15,633(3)
Average attained age of policyholders.....    46 years       53 years       45 years       52 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                                   UNIVERSAL AND VARIABLE
                                        ANNUITY CONTRACTS              LIFE CONTRACTS
                                 ------------------------------   -----------------------
                                                    GUARANTEED
                                   GUARANTEED     ANNUITIZATION    SECONDARY     PAID UP
                                 DEATH BENEFITS      BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                 --------------   -------------   ----------   ----------   -----
                                                           (IN MILLIONS)


Balance at January 1, 2004.....        $ 8             $16            $ 6          $ 6       $ 36
Incurred guaranteed benefits...          4              (9)             4            1         --
Paid guaranteed benefits.......         (6)             --             (4)          --        (10)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2004...          6               7              6            7         26
Incurred guaranteed benefits...          4              --              3            3         10
Paid guaranteed benefits.......         (2)             --             (1)          --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2005...          8               7              8           10         33
Incurred guaranteed benefits...          1              --              1           (1)         1
Paid guaranteed benefits.......         (3)             --             --           --         (3)
                                       ---             ---            ---          ---       ----
Balance at December 31, 2006...        $ 6             $ 7            $ 9          $ 9       $ 31
                                       ===             ===            ===          ===       ====



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


Mutual Fund Groupings
  Equity................................................  $23,510   $21,143
  Bond..................................................    2,757     2,606
  Balanced..............................................    1,125     1,074
  Money Market..........................................      220       206
  Specialty.............................................      522       229
                                                          -------   -------
     Total..............................................  $28,134   $25,258
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $25 million per life on single life individual policies and $30 million per life on survivorship individual policies and reinsure 100% of amounts in

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA") retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Direct premiums..................................  $16,960   $16,466   $15,347
Reinsurance assumed..............................    5,569     5,046     4,348
Reinsurance ceded................................   (2,245)   (2,256)   (2,258)
                                                   -------   -------   -------
Net premiums.....................................  $20,284   $19,256   $17,437
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,552   $ 1,495   $ 1,626
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $5.2 billion and $3.8 billion at December 31, 2006 and 2005, respectively, including $1.2 billion and $1.3 billion, respectively, relating to reinsurance of long-term GICs and structured settlement lump sum contracts accounted for as a financing transaction, and $1.4 billion at December 31, 2006, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $202 million and $263 million at December 31, 2006 and 2005, respectively.

     Included in premiums and other receivables are reinsurance due from Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC''), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), and MetLife Investors Insurance Company, all of which are related parties, of $1.7 billion and $1.4 billion at December 31, 2006 and 2005, respectively.

     Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from TLIC, MTL, First MetLife Investors Group, Inc., MetLife Investors Insurance Company, Exeter Reassurance Company, Ltd., MLI USA, and MICC related parties of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$422 million, $278 million, $361 million and $4.5 billion at December 31, 2006. Included in future policy benefits, other policyholder funds, policyholder account balances, and other liabilities are reinsurance liabilities assumed from MTL, First MetLife Investors Insurance Company, MetLife Investors Insurance Company, MLI USA, MICC, Exeter Reassurance Company, Ltd. and TLIC, all of which are related parties, of $1.2 billion, $268 million, $389 million and $3.1 billion at December 31, 2005.

     On December 1, 2006, TLIC, an affiliate of the Company recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. The Company will transfer cash in the amount of $984 million, which represents the fair value of the returned future policy benefits. As a result of this transaction, the Company recognized an expense of $184 million.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("General American") entered into a reinsurance agreement to cede an in force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by General American on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, General American transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, General American recognized a realized gain of $19 million, net of income taxes. General American also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, General American ceded premiums and related fees of $119 million and $192 million, respectively, and ceded benefits and related costs of $98 million and $143 million, respectively, for the years ended December 31, 2006 and 2005. Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2006 and 2005 were $1.0 billion and $932 million, respectively.

     For the years ended December 31, 2006, 2005 and 2004, reinsurance ceded and assumed include affiliated transactions of $508 million, $529 million and $466 million, respectively.

     For the years ended December 31, 2006 and 2005, premiums, policyholder benefits and claims, and commission expenses include assumed related party transactions of $42 million, $86 million and $30 million, and $37 million, $108 million and $137 million, respectively.

9.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:


                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


CLOSED BLOCK LIABILITIES
Future policy benefits..................................  $43,089   $42,759
Other policyholder funds................................      282       257
Policyholder dividends payable..........................      701       693
Policyholder dividend obligation........................    1,063     1,607
Payables for collateral under securities loaned and
  other transactions....................................    6,483     4,289
Other liabilities.......................................      192       200
                                                          -------   -------
     Total closed block liabilities.....................   51,810    49,805
                                                          -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturities available-for-sale, at fair value
     (amortized cost: $30,286 and $27,892,
     respectively)......................................   31,255    29,270
  Trading securities, at fair value (cost: $0 and $3,
     respectively)......................................       --         3
  Equity securities available-for-sale, at fair value
     (cost: $1,184 and  $1,180, respectively)...........    1,484     1,341
  Mortgage loans on real estate.........................    7,848     7,790
  Policy loans..........................................    4,212     4,148
  Real estate and real estate joint ventures held-for-
     investment.........................................      242       227
  Short-term investments................................       62        41
  Other invested assets.................................      644       250
                                                          -------   -------
     Total investments..................................   45,747    43,070
Cash and cash equivalents...............................      255       512
Accrued investment income...............................      517       506
Deferred income tax assets..............................      754       902
Premiums and other receivables..........................      156       270
                                                          -------   -------
     Total assets designated to the closed block........   47,429    45,260
                                                          -------   -------
Excess of closed block liabilities over assets
  designated to the closed block........................    4,381     4,545
                                                          -------   -------
Amounts included in accumulated other comprehensive
  income (loss):
  Unrealized investment gains (losses), net of deferred
     income tax of  $457 and $554, respectively.........      812       985
  Unrealized gains (losses) on derivative instruments,
     net of deferred income tax of ($18) and ($17),
     respectively.......................................      (32)      (31)
  Allocated to policyholder dividend obligation, net of
     deferred income  tax benefit of ($381) and ($538),
     respectively.......................................     (681)     (954)
                                                          -------   -------
     Total amounts included in accumulated other
       comprehensive  income (loss).....................       99        --
                                                          -------   -------
Maximum future earnings to be recognized from closed
  block assets  and liabilities.........................  $ 4,480   $ 4,545
                                                          =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at January 1,...............................  $1,607   $2,243   $2,130
Impact on revenues, net of expenses and income tax..    (114)      (9)     124
Change in unrealized investment and derivative gains
  (losses)..........................................    (430)    (627)     (11)
                                                      ------   ------   ------
Balance at December 31,.............................  $1,063   $1,607   $2,243
                                                      ======   ======   ======



     Information regarding the closed block revenues and expenses is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


REVENUES
Premiums............................................  $2,959   $3,062   $3,156
Net investment income and other revenues............   2,355    2,382    2,504
Net investment gains (losses).......................    (130)      10      (19)
                                                      ------   ------   ------
  Total revenues....................................   5,184    5,454    5,641
                                                      ------   ------   ------
EXPENSES
Policyholder benefits and claims....................   3,474    3,478    3,480
Policyholder dividends..............................   1,479    1,465    1,458
Change in policyholder dividend obligation..........    (114)      (9)     124
Other expenses......................................     247      263      275
                                                      ------   ------   ------
  Total expenses....................................   5,086    5,197    5,337
                                                      ------   ------   ------
Revenues, net of expenses before income tax.........      98      257      304
Income tax..........................................      34       90      109
                                                      ------   ------   ------
Revenues, net of expenses and income tax from
  continuing operations.............................      64      167      195
Revenues, net of expenses and income tax from
  discontinued operations...........................       1       --       --
                                                      ------   ------   ------
Revenues, net of expenses and income taxes and
  discontinued operations...........................  $   65   $  167   $  195
                                                      ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:


                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2006     2005     2004
                                                      ------   ------   ------
                                                            (IN MILLIONS)


Balance at December 31, ............................  $4,480   $4,545   $4,712
Balance at January 1, ..............................   4,545    4,712    4,907
                                                      ------   ------   ------
Change during year..................................  $  (65)  $ (167)  $ (195)
                                                      ======   ======   ======



     Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided in the Plan. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:


                                      INTEREST RATES
                                  ----------------------                 DECEMBER 31,
                                                WEIGHTED               ---------------
                                     RANGE       AVERAGE    MATURITY    2006     2005
                                  -----------   --------   ---------   ------   ------
                                                                        (IN MILLIONS)


Senior notes....................  6.19%-6.75%     6.30%    2011-2036   $1,050   $  300
Surplus notes -- affiliated.....     5.00%        5.00%       2007        800      800
Surplus notes...................  7.63%-7.88%     7.76%    2015-2025      697      696
Capital notes -- affiliated.....     7.13%        7.13%    2032-2033      500      500
Fixed rate notes................  5.76%-6.47%     5.95%    2007-2011      107      102
Other notes with varying
  interest rates................  4.45%-4.50%     4.47%    2010-2012        3       93
Capital lease obligations.......                                           62       71
                                                                       ------   ------
Total long-term debt............                                        3,219    2,562
Total short-term debt...........                                          833      453
                                                                       ------   ------
  Total.........................                                       $4,052   $3,015
                                                                       ======   ======



     The aggregate maturities of long-term debt as of December 31, 2006 for the next five years are $840 million in 2007, $12 million in 2008, $13 million in 2009, $52 million in 2010, $229 million in 2011 and $2,073 million thereafter.

     Collateralized debt, which consists of capital lease obligations, ranks highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     RGA repaid a $100 million 7.25% senior note which matured on April 1, 2006.

     On June 28, 2006, Timberlake Financial L.L.C., ("Timberlake"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036, which is included in the Company's long-term debt. Interest on the notes will accrue at an annual rate of 1-month LIBOR plus a base margin, payable monthly. The notes represent senior, secured indebtedness of Timberlake Financial, L.L.C. with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. The proceeds of the offering provide long-term collateral to support Regulation XXX statutory reserves on 1.5 million term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance Company, a U.S. subsidiary of RGA. Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the notes until their maturity.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SURPLUS NOTES

     Metropolitan Life repaid a $250 million, 7% surplus note which matured on November 1, 2005. On December 22, 2005, the Company issued an $800 million, 5% surplus note to the Holding Company which matures on December 31, 2007.

  SHORT-TERM DEBT

     During the years ended December 31, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1% and 3.3%, respectively. The average daily balance of commercial paper outstanding was $768 million and $944 million during the years ended December 31, 2006 and 2005, respectively. The commercial paper was outstanding for an average of 53 days and 47 days during the years ended December 31, 2006 and 2005, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $244 million, $187 million and $201 million for the years ended December 31, 2006, 2005 and 2004, respectively, and does not include interest expense on junior subordinated debt securities. See Note 11.

  CREDIT FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.7 billion as of December 31, 2006. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2006, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these facilities as of December 31, 2006 is as follows:


                                                               COMPANY    METLIFE, INC.
                                                             LETTERS OF     LETTERS OF
                                                               CREDIT         CREDIT                     UNUSED
BORROWER(S)                        EXPIRATION     CAPACITY    ISSUANCES     ISSUANCES     DRAWDOWNS   COMMITMENTS
-------------------------------    ----------     --------   ----------   -------------   ---------   -----------
                                                                           (IN MILLIONS)


MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2009      $1,500(1)    $138           $349          $ --        $1,013
MetLife, Inc. and MetLife
  Funding, Inc. ...............    April 2010       1,500(1)      --            483            --         1,017
Reinsurance Group of America,
  Incorporated.................     May 2007           29         --             --            29            --
Reinsurance Group of America,
  Incorporated.................  September 2010       600        315             --            50           235
Reinsurance Group of America,
  Incorporated.................    March 2011          39         --             --            28            11
                                                   ------       ----           ----          ----        ------
  Total........................                    $3,668       $453           $832          $107        $2,276
                                                   ======       ====           ====          ====        ======



--------

   (1) These facilities serve as back up lines of credit for the Company's commercial paper programs.

     Letters of Credit. At December 31, 2006, the Company had outstanding $637 million in letters of credit from various banks, of which $453 million were part of committed credit facilities. Since commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  JUNIOR SUBORDINATED DEBENTURES

     On December 8, 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date. The securities may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the junior subordinated debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these junior subordinated debentures will accrue at an annual rate of three-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Interest compounds during periods of deferral. Issuance costs associated with the offering of the junior subordinated debentures of $6 million have been capitalized, are included in other assets, and will be amortized using the effective interest method over the period from the issuance date of the junior subordinated debentures until their scheduled redemption.

     Interest expense on the junior subordinated debentures was $27 million and $2 million for the years ended December 31, 2006 and 2005, respectively.

12. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at both December 31, 2006 and 2005. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2006, 2005 and 2004.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million at both December 31, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2006    2005    2004
                                                        ----   ------   ----
                                                            (IN MILLIONS)


Current:
  Federal.............................................  $496   $  833   $812
  State and local.....................................     5       64     45
  Foreign.............................................    20       21      5
                                                        ----   ------   ----
  Subtotal............................................   521      918    862
                                                        ----   ------   ----
Deferred:
  Federal.............................................  $100   $  169   $ 13
  State and local.....................................    19       11     (7)
  Foreign.............................................    --       --     --
                                                        ----   ------   ----
  Subtotal............................................   119      180      6
                                                        ----   ------   ----
Provision for income tax..............................  $640   $1,098   $868
                                                        ====   ======   ====



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006    2005     2004
                                                      -----   ------   ------
                                                           (IN MILLIONS)


Tax provision at U.S. statutory rate................  $ 864   $1,234   $1,076
Tax effect of:
  Tax-exempt investment income......................   (167)     (84)     (69)
  State and local income tax........................     19       33       17
  Prior year tax....................................    (26)     (20)    (104)
  Foreign operations, net of foreign income tax.....    (23)     (25)     (25)
  Other, net........................................    (27)     (40)     (27)
                                                      -----   ------   ------
Provision for income tax............................  $ 640   $1,098   $  868
                                                      =====   ======   ======



     The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004, the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year tax. The Company also received $22 million in interest on such settlements and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002 and the Company expects it to be completed in 2007. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income tax have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables................  $2,122   $2,477
  Net operating loss carryforwards........................     788      574
  Employee benefits.......................................     440       23
  Capital loss carryforwards..............................      --       59
  Tax credit carryforwards................................      --      100
  Litigation-related......................................      62       62
  Other...................................................      32       42
                                                            ------   ------
                                                             3,444    3,337
  Less: Valuation allowance...............................      11        9
                                                            ------   ------
                                                             3,433    3,328
                                                            ------   ------
Deferred income tax liabilities:
  Investments.............................................   1,475    1,802
  DAC.....................................................   3,441    3,134
  Net unrealized investment gains.........................     968    1,029
  Other...................................................       2       92
                                                            ------   ------
                                                             5,886    6,057
                                                            ------   ------
Net deferred income tax liability.........................  $2,453   $2,729
                                                            ======   ======



     Domestic net operating loss carryforwards amount to $2.2 billion at December 31, 2006 and will expire beginning in 2016. Foreign net operating loss carryforwards amount to $50 million at December 31, 2006 and were generated in various foreign countries with expiration periods of five years to infinity.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded $2 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

14.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the Plan. These actions discussed below named as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Metropolitan Life, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). Another putative class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages. In 2003, the trial court granted the defendants' motions to dismiss these two putative class actions. In 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. On January 30, 2007, the trial court signed an order certifying a litigation class for plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. The January 30, 2007 order implemented the trial court's May 2, 2006 memorandum deciding plaintiffs' class certification motion. Defendants have filed a notice of appeal from this decision.

     Meloy, et al. v. Superintendent of Ins., et al. ( Sup. Ct., N.Y. County, filed April 14, 2000). Five persons brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the Plan. In this proceeding, petitioners sought to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the Plan. On

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


November 10, 2005, the trial court granted respondents' motions to dismiss this proceeding. On March 15, 2007, the appellate court dismissed petitioners' appeal.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. In 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. On July 19, 2005, this federal trial court certified this lawsuit as a class action against Metropolitan Life and the Holding Company.

     Fotia, et al. v. MetLife, Inc., et al. (Ont. Super. Ct., filed April 3,
2001). This lawsuit was filed in Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief.

  Asbestos-Related Claims

     Metropolitan Life is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life. Metropolitan Life employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

     Claims asserted against Metropolitan Life have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life;
(iii) Metropolitan Life's conduct was not the cause of the plaintiffs' injuries;
(iv) that plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. Since 2002, trial courts in California, Utah, Georgia, New York, Texas, and Ohio have granted motions dismissing claims against Metropolitan Life. Some courts have denied Metropolitan Life's motions to dismiss. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. While most cases brought to date

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


have settled, Metropolitan Life intends to continue to defend aggressively against claims based on asbestos exposure.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:


                                                    AT OR FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                  -----------------------------
                                                    2006      2005       2004
                                                  -------   --------   --------
                                                   (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)


Asbestos personal injury claims at year end
  (approximate).................................   87,070    100,250    108,000
Number of new claims during the year
  (approximate).................................    7,870     18,500     23,900
Settlement payments during the year(1)..........  $  35.5   $   74.3   $   85.5


--------

   (1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2003, Metropolitan Life received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life's recorded asbestos liability is based on Metropolitan Life's estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life, but which Metropolitan Life believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life's analysis of the adequacy of its liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life regularly re-evaluates its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life regularly re-evaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2006.

     The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be reasonably probable and estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

     During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each of 2003, 2004, 2005 and 2006 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims, $15.1 million with respect to 2004 claims, $12.7 million with respect to 2005 claims, and estimated to be approximately $5.0 million with respect to 2006 claims and are estimated, as of December 31, 2006, to be approximately $72.2 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual"), New England Life Insurance Company ("NELICO") and General American Life Insurance Company ("General American"), have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. In addition, claims have been brought relating to the sale of mutual funds and other products.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, there were approximately 280 sales practices litigation matters pending against Metropolitan Life; approximately 41 sales practices litigation matters pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 37 sales practices litigation matters pending against General American. Metropolitan Life, New England, and General American, continue to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement, others have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds and other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims were filed against Metropolitan Life in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages. By agreement of the parties, Metropolitan Life has not yet filed a response in this action.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England, and General American.

  Regulatory Matters and Related Litigation

     Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In December 2006, Metropolitan Life resolved a previously disclosed investigation by the Office of the Attorney General of the State of New York related to payments to intermediaries in the marketing and sale of group life and disability, group long-term care and group accidental death and dismemberment insurance and related matters. In the settlement, Metropolitan Life did not admit liability as to any issue of fact or law. Among other things, Metropolitan Life has agreed to certain business reforms relating to compensation of producers of group insurance, compensation disclosures to group insurance clients and the adoption of related standards of conduct, some of which it had implemented following the commencement of the investigation. Metropolitan Life has paid a fine and has made a payment to a restitution fund. It is the opinion of management that

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Metropolitan Life's resolution of this matter will not adversely affect its business. The Holding Company and/or subsidiaries have received subpoenas and/or other discovery requests from regulators, state attorneys general or other governmental authorities in other states, including Connecticut, Massachusetts, California, Florida and Ohio seeking, among other things, information and documents regarding contingent commission payments to brokers, the Holding Company's and/or subsidiaries' awareness of any "sham" bids for business, bids and quotes that the Holding Company and/or subsidiaries submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. The Holding Company and/or subsidiaries also have received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for documents regarding the insurance broker, Universal Life Resources. The Holding Company and/or subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other discovery requests.

     Approximately sixteen broker-related lawsuits in which the Holding Company and/or subsidiaries were named as a defendant were filed. Voluntary dismissals and consolidations have reduced the number of pending actions to two:

     The People of the State of California, by and through John Garamendi, Ins. Commissioner of the State of California v. MetLife, Inc., et al. (Cal. Super. Ct., County of San Diego, filed November 18, 2004). The California Insurance Commissioner filed suit against Metropolitan Life and other non-affiliated companies alleging that the defendants violated certain provisions of the California Insurance Code. This action seeks injunctive relief relating to compensation disclosures.

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed in February 24,
2005). In this multi-district proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life, several non-affiliated insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. A motion for class certification has been filed. A motion to dismiss has not been fully decided. Plaintiffs in several other actions have voluntarily dismissed their claims. The Holding Company and/or subsidiaries are vigorously defending against the claims in these matters.

     In February 2006, the Company learned that the SEC commenced a formal investigation of New England Securities ("NES") in connection with the suitability of its sales of variable universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

  Other Litigation

     Roberts, et al. v. Tishman Speyer Properties, et al. (Sup. Ct., N.Y. County, filed January 22, 2007). This lawsuit was filed by a putative class of "market rate" tenants at Stuyvesant Town and Peter Cooper Village against parties including Metropolitan Tower Life Insurance Company and Metropolitan Insurance and Annuity Company. Metropolitan Life was initially a named defendant but the action has been discontinued as to Metropolitan Life since it did not own the properties during the time period in question. This group of tenants claims that the MetLife entities, and since the sale of the properties, Tishman Speyer as current owner, improperly charged market rents when only lower regulated rents were permitted. The allegations are based on the impact of so-called J-51 tax abatements. The lawsuit seeks declaratory relief and damages. A second purported class action, originally titled Carroll v. Tishman Speyer Properties, et. al (Sup. Ct., N.Y. County, filed February 14, 2007), was filed against the same defendants alleging similar claims as in the Roberts case, and in addition includes a claim of unjust enrichment and purported violation of New York General Business Law

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Section 349. The Carroll action was consolidated into the Roberts action, and the MetLife entities are vigorously defending against these claims.

     Brubaker, et al. v. Metropolitan Life Ins. Co., et al. (D.C. Cir, filed October 20, 2000). Plaintiffs, in this putative class action lawsuit, allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs' motion for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals for the District of Columbia Circuit. The court heard oral argument on March 15, 2007.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life, and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part Metropolitan Life's and the Holding Company's motion to dismiss. Metropolitan Life and the Holding Company have filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which stays the lawsuit indefinitely.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life, MetLife Securities, Inc. and MetLife Investment Advisors Company, LLC. Plaintiff asserts legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products (as opposed to non-proprietary products) by the Company's agency distribution group. Plaintiff seeks rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company intends to vigorously defend against the claims in this matter.

     Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to vigorously defend against the claims in these matters.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments.....   $28    $28
  Premium tax offsets currently available for paid
     assessments.............................................     5      6
                                                                ---    ---
                                                                $33    $34
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $49    $48
                                                                ===    ===



     Assessments levied against the Company were $1 million for both the years ended December 31, 2006 and 2005. For the year ended December 31, 2004, the assessment was $1 million less a refund of $2 million related to prior years assessments.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, related to the catastrophe of $14 million, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments. There were no additional losses recognized for the year ended December 31, 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana, Mississippi and Alabama challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:


                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)


2007...............................................   $326       $20      $  177
2008...............................................   $276       $18      $  148
2009...............................................   $224       $10      $  158
2010...............................................   $184       $ 5      $  149
2011...............................................   $155       $ 5      $  124
Thereafter.........................................   $564       $10      $1,180


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.0 billion at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion and $2.6 billion at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     The Company commits to lend funds under bank credit facilities and bridge loans. The amounts of these unfunded commitments were $1.7 billion and $323 million at December 31, 2006 and 2005, respectively.

  OTHER COMMITMENTS

     Metropolitan Life is a member of the Federal Home Loan Bank of New York (the "FHLB of NY") and holds $136 million of common stock of the FHLB of NY, which is included in equity securities on the Company's consolidated balance sheet. Metropolitan Life had no funding agreements with the FHLB of NY at December 31, 2006 or 2005.

     On December 12, 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substantially equal to the aggregate cost. RGA recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2006, the Company's ownership was approximately 53% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.5 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2006, the Company did not record any additional liabilities for indemnities, guarantees and commitments. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to indemnities provided in connection with a certain disposition. The Company had no liability for indemnities, guarantees and commitments at December 31, 2006. The Company's recorded liabilities at December 31, 2005 for indemnities, guarantees and commitments were $4 million.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $342 million at December 31, 2006. The credit default swaps expire at various times during the next ten years.

15.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates have no legal obligation for benefits under the pension plans; however, participating affiliates are allocated a proportionate share of net expense related to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2006, virtually all of the plans' benefit obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level employees. The Company's proportionate share of net pension expense related to the pension plans was $161 million or 90% for the year ended December 31, 2006.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates have no legal obligation for benefits under these other postretirement plans; however, participating affiliates are allocated a proportionate share of net expense related to the postretirement plan. The Company's proportionate share of net expense related to the postretirement plan was $49 million or 86% for the year ended December 31, 2006. Other postretirement plans are sponsored and administered by subsidiaries of the Company.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million, net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:


                                                               DECEMBER 31, 2006
                                             ----------------------------------------------------
                                                             MINIMUM
                                                 PRE         PENSION    ADOPTION OF       POST
                                               SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS   ADJUSTMENT   ADJUSTMENTS   ADJUSTMENTS
---------------------                        -----------   ----------   -----------   -----------
                                                                 (IN MILLIONS)


Other assets: Prepaid pension benefit
  cost.....................................     $1,878        $ --        $  (999)      $   879
Other assets: Intangible asset.............     $   12         (12)            --       $    --
Other liabilities: Accrued pension benefit
  cost.....................................     $ (482)        (14)           (79)      $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................     $ (696)         --           (100)      $  (796)
                                                              ----        -------
Accumulated other comprehensive income
  (loss), before income tax:
Defined benefit plans......................     $  (66)        (26)        (1,178)      $(1,270)
Minority interest..........................                     --              8
Deferred income tax........................                      8            421
                                                              ----        -------
Accumulated other comprehensive income
  (loss),  net of income tax:
Defined benefit plans......................     $  (41)       $(18)       $  (749)      $  (808)
                                                              ====        =======



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS


                                                             DECEMBER 31,
                                                  ----------------------------------
                                                                          OTHER
                                                      PENSION        POSTRETIREMENT
                                                      BENEFITS          BENEFITS
                                                  ---------------   ----------------
                                                   2006     2005     2006      2005
                                                  ------   ------   ------   -------
                                                             (IN MILLIONS)


Change in benefit obligation:
Benefit obligation at beginning of year.........  $5,717   $5,481   $2,160   $ 1,962
  Service cost..................................     158      141       35        36
  Interest cost.................................     330      315      116       120
  Plan participants' contributions..............      --       --       29        28
  Acquisitions and divestitures.................      (3)      --       --         1
  Net acturial (gains) losses...................      15       90       (1)      168
  Change in benefits............................      (2)      --     (143)        3
  Prescription drug subsidy.....................      --       --       10        --
  Benefits paid.................................    (319)    (310)    (151)     (158)
                                                  ------   ------   ------   -------
Benefit obligation at end of year...............   5,896    5,717    2,055     2,160
                                                  ------   ------   ------   -------
Change in plan assets:
Fair value of plan assets at beginning of year..   5,471    5,351    1,091     1,059
  Actual return on plan assets..................     715      397      103        61
  Divestitures..................................      (3)      --       --        --
  Employer contribution.........................     385       33        1         1
  Benefits paid.................................    (319)    (310)     (26)      (30)
                                                  ------   ------   ------   -------
Fair value of plan assets at end of year........   6,249    5,471    1,169     1,091
                                                  ------   ------   ------   -------
Funded status at end of year....................  $  353     (246)  $ (886)   (1,069)
                                                  ======            ======
  Unrecognized net acturial (gains) losses......            1,526                376
  Unrecognized prior service cost (credit)......               52               (123)
                                                           ------            -------
Net prepaid (accrued) benefit cost recognized...           $1,332            $  (816)
                                                           ======            =======
Components of net amount recognized:
  Qualified plan prepaid pension cost...........           $1,691            $    --
  Non-qualified plan accrued pension cost.......             (359)              (816)
                                                           ------            -------
  Net prepaid (accrued) benefit cost
     recognized.................................            1,332               (816)
  Intangible assets.............................               12                 --
  Additional minimum pension liability..........              (78)                --
                                                           ------            -------
       Net amount recognized....................           $1,266            $  (816)
                                                           ======            =======
Amounts recognized in the consolidated balance
  sheet consist of:
  Other assets..................................  $  935   $1,703   $   --   $    --
  Other liabilities.............................    (582)    (437)    (886)     (816)
                                                  ------   ------   ------   -------
       Net amount recognized....................  $  353   $1,266   $ (886)  $  (816)
                                                  ======   ======   ======   =======
Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses..................  $1,126   $   --   $  328   $    --
  Prior service cost (credit)...................      39       --     (230)       --
  Additional minimum pension liability..........      --       66       --        --
                                                  ------   ------   ------   -------
     Accumulated other comprehensive (income)
       loss:....................................  $1,165   $   66   $   98   $    --
                                                  ======   ======   ======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:


                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2006     2005     2006    2005    2006     2005
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)


Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,249   $5,471   $  --   $  --   $6,249   $5,471
Aggregate projected benefit
  obligation......................   5,318    5,209     578     508    5,896    5,717
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $  931   $  262   $(578)  $(508)  $  353   $ (246)
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,457 million and $5,308 million at December 31, 2006 and 2005, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Projected benefit obligation................................  $578   $530
Accumulated benefit obligation..............................  $497   $442
Fair value of plan assets...................................  $ --   $ 16


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:


                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2006   2005    2006     2005
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)


Projected benefit obligation....................  $603   $530   $2,055   $2,160
Fair value of plan assets.......................  $ 22   $ 16   $1,169   $1,091


     The components of net periodic benefit cost recognized in net income were as follows:


                                                YEARS ENDED DECEMBER 31,
                                       ------------------------------------------
                                                                      OTHER
                                                                 POSTRETIREMENT
                                          PENSION BENEFITS          BENEFITS
                                       ---------------------   ------------------
                                        2006    2005    2004   2006   2005   2004
                                       -----   -----   -----   ----   ----   ----
                                                      (IN MILLIONS)


Service cost.........................  $ 158   $ 141   $ 128   $ 35   $ 36   $ 31
Interest cost........................    330     315     308    116    120    118
Expected return on plan assets.......   (448)   (443)   (425)   (79)   (78)   (77)
Amortization of net acturial (gains)
  losses.............................    128     116     102     22     14      7
Amortization of prior service cost
  (credit)...........................     10      16      16    (37)   (18)   (19)
                                       -----   -----   -----   ----   ----   ----
Net periodic benefit cost............  $ 178   $ 145   $ 129   $ 57   $ 74   $ 60
                                       =====   =====   =====   ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $54 million and $12 million, respectively.

     The estimated net actuarial losses and prior service credit for the other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $14 million and $36 million, respectively.

     As discussed more fully in Note 1, the Company adopted the guidance in FSP 106-2 to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies during 2006. The APBO was remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the APBO was reduced by $213 million at July 1, 2004. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:


                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Cumulative reduction in benefit obligation:
  Beginning of year....................................  $298   $230   $ --
  Service cost.........................................     6      6      3
  Interest cost........................................    19     16      6
  Net actuarial gains (losses).........................    15     46    221
  Prescription drug subsidy............................   (10)    --     --
                                                         ----   ----   ----
     End of year.......................................  $328   $298   $230
                                                         ====   ====   ====





                                                               YEARS ENDED
                                                              DECEMBER 31,
                                                           ------------------
                                                           2006   2005   2004
                                                           ----   ----   ----
                                                              (IN MILLIONS)


Reduction in net periodic benefit cost:
  Service cost...........................................   $ 6    $ 6    $ 3
  Interest cost..........................................    19     16      6
  Amortization of net actuarial gains (losses)...........    30     23      8
                                                            ---    ---    ---
     Total reduction in net periodic benefit cost........   $55    $45    $17
                                                            ===    ===    ===



     The Company received subsidies of $8 million for prescription claims processed from January 1, 2006 through September 30, 2006 and expects to receive an additional $2 million in 2007 for prescription claims processed October 1, 2006 through December 31, 2006.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:


                                                         DECEMBER 31,
                                                -----------------------------
                                                                    OTHER
                                                   PENSION       POSTRETIRE-
                                                   BENEFITS     MENT BENEFITS
                                                -------------   -------------
                                                 2006    2005    2006    2005
                                                -----   -----   -----   -----


Weighted average discount rate................  6.00%   5.80%   6.00%   5.79%
Rate of compensation increase.................  4%-8%   4%-8%     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumptions used in determining net periodic benefit cost were as follows:


                                                    DECEMBER 31,
                                   ---------------------------------------------
                                                            OTHER POSTRETIREMENT
                                      PENSION BENEFITS            BENEFITS
                                   ---------------------   ---------------------
                                    2006    2005    2004    2006    2005    2004
                                   -----   -----   -----   -----   -----   -----


Weighted average discount rate...  5.80%   5.85%   6.10%   5.79%   5.83%   6.74%
Weighted average expected rate of
  return on plan assets..........  8.25%   8.49%   8.49%   7.42%   7.50%   7.91%
Rate of compensation increase....  4%-8%   4%-8%   4%-8%     N/A     N/A     N/A


     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2007 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:


                                                       DECEMBER 31,
                                    --------------------------------------------------
                                              2006                      2005
                                    -----------------------   ------------------------


Pre-Medicare eligible claims......  9.0% down to 5% in 2014    9.5% down to 5% in 2014
Medicare eligible claims..........   11% down to 5% in 2018   11.5% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:


                                                        ONE PERCENT   ONE PERCENT
                                                          INCREASE      DECREASE
                                                        -----------   -----------
                                                              (IN MILLIONS)


Effect on total of service and interest cost
  components..........................................      $ 14         $ (12)
Effect of accumulated postretirement benefit
  obligation..........................................      $176         $(147)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 98% of all pension and other postretirement benefit plans assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,321 million and $6,471 million as of December 31, 2006 and 2005, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $29 million, $28 million and $28 million for the years ended December 31, 2006, 2005 and 2004, respectively, and includes policy charges, net investment income from investments backing the contracts and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances was $818 million, $460 million and $519 million for the years ended December 31, 2006, 2005 and 2004, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:


                                                              DECEMBER 31,
                                                    -------------------------------
                                                                          OTHER
                                                                       POSTRETIRE-
                                                       PENSION             MENT
                                                       BENEFITS          BENEFITS
                                                    -------------     -------------
                                                    2006     2005     2006     2005
                                                    ----     ----     ----     ----



ASSET CATEGORY
Equity securities.................................    42%      47%      37%      42%
Fixed maturity securities.........................    42%      37%      57%      53%
Other (Real Estate and Alternative Investments)...    16%      16%       6%       5%
                                                     ---      ---      ---      ---
  Total...........................................   100%     100%     100%     100%
                                                     ===      ===      ===      ===



     The weighted-average target allocations of pension plan and other postretirement benefit plan assets for 2007 is as follows:


                                                                       OTHER
                                                        PENSION   POSTRETIREMENT
                                                       BENEFITS      BENEFITS
                                                       --------   --------------



ASSET CATEGORY
Equity securities....................................   30%-65%       30%-45%
Fixed maturity securities............................   20%-70%       45%-70%
Other (Real Estate and Alternative Investments)......    0%-25%        0%-10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended, and/or to maintain a fully funded ABO. In accordance with such practice, no contributions were required for the years ended December 31, 2006 or 2005. No contributions will be required for 2007. The Company elected to make discretionary contributions to the qualified pension plans of $335 million during the year ended December 31, 2006. No contributions were made during the year ended December 31, 2005. The Company expects to make additional discretionary contributions of $145 million in 2007.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $35 million and $33 million for the years ended December 31, 2006 and 2005, respectively. These payments are expected to be at approximately the same level in 2007.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to use its general assets to pay claims as they

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


come due in lieu of utilizing plan assets. These payments totaled $151 million and $158 million for the years ended December 31, 2006 and 2005, respectively.

     The Company expects to make contributions up to $131 million, based upon expected gross benefit payments, towards the other postretirement plan obligations in 2007. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:


                                                          OTHER POSTRETIREMENT BENEFITS
                                                        --------------------------------
                                              PENSION           PRESCRIPTION DRUG
                                             BENEFITS   GROSS       SUBSIDIES        NET
                                             --------   -----   -----------------   ----
                                                            (IN MILLIONS)


2007.......................................   $  335     $131          $(14)        $117
2008.......................................   $  346     $135          $(14)        $121
2009.......................................   $  364     $141          $(15)        $126
2010.......................................   $  370     $146          $(16)        $130
2011.......................................   $  383     $152          $(16)        $136
2012-2016..................................   $2,136     $824          $(98)        $726


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $73 million, $70 million and $60 million for the years ended December 31, 2006, 2005 and 2004, respectively.

16.  EQUITY

  CAPITAL CONTRIBUTIONS

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, General American, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

     On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to the Holding Company without insurance regulatory approval and dividends paid to the Holding Company:


                                         2005                      2006                 2007
                               -----------------------   -----------------------   -------------
                               PERMITTED W/O             PERMITTED W/O             PERMITTED W/O
COMPANY                         APPROVAL(1)    PAID(2)    APPROVAL(1)    PAID(2)    APPROVAL(3)
-------                        -------------   -------   -------------   -------   -------------
                                                         (IN MILLIONS)


Metropolitan Life............       $880        $3,200        $863         $863         $919


--------

   (1) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (2) Includes amounts paid including those requiring regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

     Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices.

     Stockholder dividends or other distributions proposed to be paid by NELICO to its parent, Metropolitan Life, must be approved by the Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2006, 2005 and 2004.

     For the years ended December 31, 2006, 2005 and 2004, Metropolitan Life received dividends from subsidiaries of $34 million, $77 million and $14 million, respectively.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r), using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's consolidated financial position or consolidated results of operations.

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,423,881 as of December 31, 2006. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2006, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 66,712,241.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 90%, 92% and 91% of stock-based compensation to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $130 million, $112 million and $82 million, and income tax benefits of $46 million, $39 million and $29 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2006 is presented below. The aggregate intrinsic value was computed using the Holding Company's closing share price on December 29, 2006 of $59.01 and December 30, 2005 of $49.00, as applicable.


                                                                      WEIGHTED
                                                      WEIGHTED        AVERAGE
                                      NUMBER OF        AVERAGE       REMAINING
                                    SHARES UNDER   EXERCISE PRICE   CONTRACTUAL      AGGREGATE
                                       OPTION         PER SHARE         TERM      INTRINSIC VALUE
                                    ------------   --------------   -----------   ---------------
                                                                      (YEARS)      (IN MILLIONS)


Outstanding at January 1, ........   24,304,315        $31.83           6.69            $417
                                                       ======           ====            ====
  Granted.........................    3,758,955        $50.21
  Exercised.......................   (2,754,390)       $30.00
  Cancelled/Expired...............     (153,494)       $32.04
  Forfeited.......................     (341,403)       $37.14
                                     ----------
Outstanding at December 31, ......   24,813,983        $34.69           6.58            $604
                                     ==========        ======           ====            ====
Aggregate number of stock  options
  expected to vest at December 31,
  2006............................   24,312,689        $34.49           6.54            $596
                                     ==========        ======           ====            ====
Exercisable, December 31, 2006....   16,957,320        $30.66           5.72            $481
                                     ==========        ======           ====            ====



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:


                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                  2006          2005       2004
                                              -----------   -----------   ------


Dividend yield..............................     1.04%         1.19%       0.70%
Risk-free rate of return....................  4.17%-4.96%   3.34%-5.41%    3.69%
Expected volatility.........................     22.00%        23.24%     34.85%
Exercise multiple...........................      1.52          1.48        N/A
Post-vesting termination rate...............     4.09%         5.19%        N/A
Contractual term (years)....................       10            10         10
Expected Life (years).......................       6             6           6
Weighted average exercise price of stock
  options granted...........................     $50.21        $38.70     $35.28
Weighted average fair value of stock options
  granted...................................     $13.84        $10.09     $13.25


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $51 million, $47 million and $37 million related to Stock Options was allocated to the Company for the years ended December 31, 2006, 2005 and 2004, respectively.

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:


                                                              YEARS ENDED
                                                              DECEMBER 31,
                                                            ---------------
                                                             2005     2004
                                                            ------   ------
                                                             (IN MILLIONS)


Net income................................................  $3,253   $2,239
Add: Stock option-based employee compensation expense
  included in  reported net income, net of income tax.....      30       24
Deduct: Total stock option-based employee compensation
  determined  under fair value based method for all
  awards, net of income tax...............................     (32)     (42)
                                                            ------   ------
Pro forma net income......................................  $3,251   $2,221
                                                            ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As of December 31, 2006, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.67 years. The Company's allocated portion of Stock Option expense is 91%. This allocated percentage of Stock Option expense is not expected to significantly change.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2006:


                                                                       WEIGHTED
                                                                        AVERAGE
                                                        PERFORMANCE   GRANT DATE
                                                           SHARES     FAIR VALUE
                                                        -----------   ----------


Outstanding at January 1, 2006........................   1,029,700      $36.87
  Granted.............................................     884,875      $48.43
  Forfeited...........................................     (65,000)     $41.37
                                                         ---------
Outstanding at December 31, 2006......................   1,849,575      $42.24
                                                         =========
Performance Shares expected to vest at December 31,
  2006................................................   1,820,742      $42.16
                                                         =========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. None of the Performance Shares vested during the year ended December 31, 2006.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

     As of December 31, 2006, the Holding Company had $59 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


period of 1.59 years. The Company's allocated portion of Performance Share expense was 90%. This allocated percentage of Performance Share expense is not expected to significantly change.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards are normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and may be paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP is expected to be settled in shares of the Holding Company's common stock while the remainder will be settled in cash. The portion of the Opportunity Award expected to be settled in shares of the Holding Company's common stock is accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, is recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award expected to be settled in cash is accounted for as a liability and is remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     Compensation expense of $12 million, $43 million and $45 million, related to LTPCP Opportunity Awards was allocated to the Company the years ended December 31, 2006, 2005 and 2004, respectively.

     The Holding Company had LTPCP Opportunity Awards with an aggregate fair value of $41 million outstanding at December 31, 2006, all of which has been recognized. The Company's allocated portion of LTPCP expense is 90%. This allocated percentage of LTPCP expense is not expected to significantly change.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Each of the Company's U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Statutory net income of Metropolitan Life, a New York domiciled insurer, was $1.0 billion, $2.2 billion and $2.6 billion for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Department, was $9.2 billion and $8.8 billion at December 31, 2006 and 2005, respectively. Due to the mergers of Paragon and CLIC with Metropolitan Life, the 2005 statutory net income and statutory capital and surplus balances were adjusted.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                      -----------------------
                                                       2006     2005     2004
                                                      -----   -------   -----
                                                           (IN MILLIONS)


Holding gains (losses) on investments arising during
  the year..........................................  $(926)  $(2,611)  $ 795
Income tax effect of holding gains (losses).........    324       984    (281)
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income............................    403       241    (511)
  Amortization of premiums and accretion of
     discounts associated with investments..........   (443)     (186)     (3)
  Income tax effect.................................     14       (21)    185
Allocation of holding losses on investments relating
  to other policyholder amounts.....................    792     1,580    (284)
Income tax effect of allocation of holding losses to
  other
  policyholder amounts..............................   (277)     (596)    102
Unrealized investment gains of subsidiary at date of
  sale..............................................     --        15      --
Deferred income tax on unrealized investment gains
  of subsidiary
  at date of sale...................................     --        (5)     --
                                                      -----   -------   -----
Net unrealized investment gains (losses)............   (113)     (599)      3
                                                      -----   -------   -----
Foreign currency translation adjustments arising
  during the year...................................      7       (54)     79
Foreign currency translation adjustments of
  subsidiary at due  date of sale...................     --         5      --
                                                      -----   -------   -----
Foreign currency translation adjustment.............      7       (49)     79
Minimum pension liability adjustment................    (18)       89      (2)
                                                      -----   -------   -----
Other comprehensive income (loss)...................  $(124)  $  (559)  $  80
                                                      =====   =======   =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

17.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2006      2005      2004
                                                   -------   -------   -------
                                                          (IN MILLIONS)


Compensation.....................................  $ 2,187   $ 2,284   $ 2,242
Commissions......................................    1,701     1,334     1,782
Interest and debt issue cost.....................      332       245       183
Amortization of DAC and VOBA.....................    1,089     1,385     1,145
Capitalization of DAC............................   (1,677)   (1,619)   (1,817)
Rent, net of sublease income.....................      201       227       216
Minority interest................................      249       181       168
Insurance tax....................................      527       417       343
Other............................................    1,705     1,263     1,321
                                                   -------   -------   -------
  Total other expenses...........................  $ 6,314   $ 5,717   $ 5,583
                                                   =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

18.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States and Canada. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     In connection with the Travelers acquisition by the Holding Company, management has utilized its economic capital model to evaluate the deployment of capital based upon the unique and specific nature of the risks inherent in the Company's existing and newly acquired businesses and has adjusted such allocations based upon this model.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, the Company's ancillary international operations consisting of the Company's Canadian branch and a joint venture in China, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 19 for disclosures regarding discontinued operations, including real estate.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006, 2005 and 2004. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,801      $  4,129      $ 4,348       $     6     $ 20,284
Universal life and investment-type
  product policy fees...............          750         1,433           --            --        2,183
Net investment income...............        5,817         5,481          732           277       12,307
Other revenues......................          677           114           66            33          890
Net investment gains (losses).......         (348)         (394)           7           (92)        (827)
Policyholder benefits and claims....       12,918         4,712        3,490            17       21,137
Interest credited to policyholder
  account balances..................        1,944         1,049          254            --        3,247
Policyholder dividends..............           --         1,669           --             2        1,671
Other expenses......................        2,483         2,213        1,227           391        6,314
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,352         1,120          182          (186)       2,468
Provision (benefit) for income tax..          446           400           64          (270)         640
Income (loss) from discontinued
  operations, net of income tax.....           41            18           --            39           98
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $    947      $    738      $   118       $   123     $  1,926
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $157,673      $150,617      $18,818       $12,950     $340,058
DAC and VOBA........................     $  1,205      $  7,677      $ 3,152       $     9     $ 12,043
Separate account assets.............     $ 44,546      $ 36,403      $    16       $    --     $ 80,965
Policyholder liabilities............     $ 86,359      $ 86,473      $13,332       $   325     $186,489
Separate account liabilities........     $ 44,546      $ 36,403      $    16       $    --     $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                 CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005  INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
------------------------------------  -------------   ----------   -----------   -----------   --------
                                                                (IN MILLIONS)


STATEMENT OF INCOME:
Premiums............................     $ 11,271      $  4,113      $ 3,869       $     3     $ 19,256
Universal life and investment-type
  product policy fees...............          753         1,193           --             2        1,948
Net investment income...............        5,232         5,555          606           336       11,729
Other revenues......................          642            92           58            28          820
Net investment gains (losses).......           76            83           22            (2)         179
Policyholder benefits and claims....       12,448         4,823        3,206           (32)      20,445
Interest credited to policyholder
  account balances..................        1,347         1,029          220            --        2,596
Policyholder dividends..............            1         1,644           --             2        1,647
Other expenses......................        2,199         2,173          991           354        5,717
                                         --------      --------      -------       -------     --------
Income (loss) from continuing
  operations before provision
  (benefit)  for income tax.........        1,979         1,367          138            43        3,527
Provision (benefit) for income tax..          662           487           46           (97)       1,098
Income (loss) from discontinued
  operations, net of income tax.....          174           296           --           354          824
Cumulative effect of a change in
  accounting, net of income tax.....           --            --           --            --           --
                                         --------      --------      -------       -------     --------
Net income..........................     $  1,491      $  1,176      $    92       $   494     $  3,253
                                         ========      ========      =======       =======     ========
BALANCE SHEET:
Total assets........................     $139,680      $140,413      $16,049       $11,184     $307,326
DAC and VOBA........................     $  1,098      $  7,513      $ 2,815       $    12     $ 11,438
Separate account assets.............     $ 42,063      $ 31,075      $    14       $    --     $ 73,152
Policyholder liabilities............     $ 78,011      $ 86,565      $11,751       $   278     $176,605
Separate account liabilities........     $ 42,063      $ 31,075      $    14       $    --     $ 73,152

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                  CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2004   INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------   -------------   ----------   -----------   -----------   -------
                                                                 (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.............................     $10,037        $4,046        $3,348        $   6      $17,437
Universal life and investment-type
  product policy fees................         710         1,299            --           --        2,009
Net investment income................       4,564         5,348           538          345       10,795
Other revenues.......................         654           131            56           21          862
Net investment gains (losses)........         162            85            59          (24)         282
Policyholder benefits and claims.....      11,172         4,836         2,694           34       18,736
Interest credited to policyholder
  account balances...................       1,014         1,131           212           --        2,357
Policyholder dividends...............          --         1,634             1            1        1,636
Other expenses.......................       1,972         2,348           957          306        5,583
                                          -------        ------        ------        -----      -------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax...........       1,969           960           137            7        3,073
Provision (benefit) for income tax...         671           312            46         (161)         868
Income (loss) from discontinued
  operations, net of income tax......          28            25            --           33           86
Cumulative effect of a change in
  accounting, net of income tax......         (59)            9            --           (2)         (52)
                                          -------        ------        ------        -----      -------
Net income...........................     $ 1,267        $  682        $   91        $ 199      $ 2,239
                                          =======        ======        ======        =====      =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Revenues from U.S. operations were $33.0 billion, $32.4 billion and $29.5 billion for the years ended December 31, 2006, 2005 and 2004, respectively, which represented 95%, 95% and 94%, respectively, of consolidated revenues.

19.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                       2006    2005     2004
                                                       ----   ------   -----
                                                           (IN MILLIONS)


Investment income....................................  $ 26   $  134   $ 227
Investment expense...................................   (15)     (73)   (139)
Net investment gains.................................    91      961      27
                                                       ----   ------   -----
  Total revenues.....................................   102    1,022     115
Provision for income tax.............................    36      366      39
                                                       ----   ------   -----
  Income from discontinued operations, net of income
     tax.............................................  $ 66   $  656   $  76
                                                       ====   ======   =====



     There was no real estate classified as held-for-sale at December 31, 2006. The carrying value of real estate related to discontinued operations was $309 million at December 31, 2005.

     The following table presents the discontinued real estate operations by segment:


                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2006     2005     2004
                                                         ----     ----     ----
                                                              (IN MILLIONS)


Net investment income
  Institutional........................................   $ 6     $ 28      $37
  Individual...........................................     4       20       30
  Corporate & Other....................................     1       13       21
                                                          ---     ----      ---
     Total net investment income.......................   $11     $ 61      $88
                                                          ===     ====      ===
Net investment gains (losses)
  Institutional........................................   $58     $242      $ 9
  Individual...........................................    23      443        4
  Corporate & Other....................................    10      276       14
                                                          ---     ----      ---
     Total net investment gains (losses)...............   $91     $961      $27
                                                          ===     ====      ===



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million and $44 million, respectively, for the years ended December 31, 2005 and 2004.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income (loss) from discontinued operations of $5 million and ($9) million, net of income tax, for the years ended December 31, 2005 and 2004, respectively. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                           2005        2004
                                                         -------     -------
                                                            (IN MILLIONS)


Revenues...............................................    $ 5         $ 5
Expenses...............................................     10          14
                                                           ---         ---
Income before provision for income tax.................     (5)         (9)
Provision for income tax...............................     --          --
                                                           ---         ---
  Loss from discontinued operations, net of income
     tax...............................................     (5)         (9)
Net investment gain, net of income tax.................     10          --
                                                           ---         ---
  Income (loss) from discontinued operations, net of
     income tax........................................    $ 5         $(9)
                                                           ===         ===



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

     The Company reported the operations of SSRM in discontinued operations. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million and $59 million for the years ended December 31, 2005 and 2004, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2006     2005     2004
                                                        ----     ----     ----
                                                             (IN MILLIONS)


Revenues..............................................   $--     $ 19     $328
Expenses..............................................    --       38      296
                                                         ---     ----     ----
Income before provision for income tax................    --      (19)      32
Provision for income tax..............................    --       (5)      13
                                                         ---     ----     ----
  Income (loss) from discontinued operations, net of
     income tax.......................................    --      (14)      19
Net investment gain, net of income tax................    32      177       --
                                                         ---     ----     ----
  Income from discontinued operations, net of income
     tax..............................................   $32     $163     $ 19
                                                         ===     ====     ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

20.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2006
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Trading securities............................             $    563    $    563
  Equity securities.............................             $  3,487    $  3,487
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities and
     bridge loans...............................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  3,219    $  3,364
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                  NOTIONAL   CARRYING    ESTIMATED
                                                  AMOUNT       VALUE    FAIR VALUE
                                                  --------   --------   ----------
                                                            (IN MILLIONS)


DECEMBER 31, 2005
Assets:
  Fixed maturity securities.....................             $147,897    $147,897
  Trading securities............................             $    373    $    373
  Equity securities.............................             $  2,217    $  2,217
  Mortgage and consumer loans...................             $ 33,094    $ 33,710
  Policy loans..................................             $  8,412    $  8,412
  Short-term investments........................             $    883    $    883
  Cash and cash equivalents.....................             $  1,787    $  1,787
  Accrued investment income.....................             $  2,030    $  2,030
  Mortgage loan commitments.....................   $2,603    $     --    $     (3)
  Commitments to bank credit facilities and
     bridge loans...............................   $  323    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 61,700    $ 60,749
  Short-term debt...............................             $    453    $    453
  Long-term debt................................             $  2,562    $  2,840
  Junior subordinated debt securities...........             $    399    $    406
  Shares subject to mandatory redemption........             $    278    $    362
  Payables for collateral under securities
     loaned and other transactions..............             $ 21,009    $ 21,009


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS, AND COMMITMENTS TO FUND BANK CREDIT FACILITIES AND BRIDGE LOANS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities and bridge loans, the estimated fair value is the net premium or discount of the commitments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, junior subordinated debt securities, and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

21.  RELATED PARTIES

     MetLife Group, Incorporated, a wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1.9 billion, $1.9 billion and $1.7 billion in 2006, 2005 and 2004, respectively.

     As of December 31, 2006 and 2005, the Company held $222 million and $103 million, respectively, of assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are recorded as short-term investments on the consolidated balance sheets of the Company. Net investment income from these invested assets was $10 million, $6 million and $4 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is managed by Metropolitan Life. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $210 million and $198 million as of December 31, 2006 and 2005 respectively. Net investment income allocated to affiliates from the MIIP was $8 million, $7 million, and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates are as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Fair market value of assets transferred to affiliates..  $ 97   $762   $382
Amortized cost of assets transferred to affiliates.....  $ 99   $723   $367
Net investment gains (losses) recognized on transfers..  $ (2)  $ 39   $ 15
Fair market value of assets transferred from
  affiliates...........................................  $307   $691   $849


     See Notes 3 and 8 for additional related party transactions.

22.  SUBSEQUENT EVENTS

     On March 9, 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA expects to use the net proceeds of the offering to repay $50 million of indebtedness under a bank credit facility and for general corporate purposes.